UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-4503

Aquila Municipal Trust

(Exact name of Registrant as specified in charter)

120 West 45th Street, Suite 3600

New York, New York 10036

(Address of principal executive offices) (Zip code)

Joseph P. DiMaggio

120 West 45th Street, Suite 3600

New York, New York 10036

(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 697-6666

Date of fiscal year end: 3/31/18

Date of reporting period: 3/31/18

FORM N-CSR

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report March 31, 2018

Aquila Churchill Tax-Free Fund of Kentucky “Consistency and Continuity” Serving Kentucky investors since 1987

May, 2018

Dear Fellow Shareholder:

     For over three decades, we have sought to give you as comprehensive a picture of Aquila Churchill Tax-Free Fund of Kentucky as possible by highlighting, in each Annual Report letter, topics we believe you will find of interest.

     Yes – “over three decades!” That’s a considerable amount of time. Yet, in some ways, it seems like just yesterday.

     We believe part of the reason why it doesn’t feel nearly that long to us is because of our commitment to consistency and continuity.

     If we look back over the Aquila Group of Funds’ and the Fund’s existence, many things “feel” the same. In fact, while we have made certain changes, out of necessity or desire, over the years, we take great pride in the unbroken and consistent existence of our core values and beliefs implemented by dedicated and talented individuals.

     First and foremost, we never forget that it is your money and your Fund, investing in your state. We view every interaction with you, our shareholders, and your financial professionals as an opportunity to strengthen that relationship.

     We also value the fact that you and your fellow shareholders have invested in Aquila Churchill Tax-Free Fund of Kentucky not only for tax-free income, but also for preservation of capital.

     These two key values are the basis of our four guiding principles:

•	manage conservatively

•	focus on what we know best

•	put customers first; and

•	know what’s important

     As investment managers for nearly 35 years, we have always believed that investing successfully depends on knowing what you own and why you own it. We believe this is particularly important in today’s markets.

     Moreover, we have never lost sight of the strategy that we formulated with our first municipal bond fund back in 1985. That strategy, which was specifically designed with a goal to meet your Fund’s investment objective of double tax-free income and stability of capital on as consistent a basis as possible, includes sticking with high quality investments, keeping an intermediate maturity for the Fund’s portfolio of investments, diversifying our investments, and utilizing the expertise of local talent.

     In line with our guiding principles, we have always believed that local makes a real difference - local trustees, local portfolio management, local representatives and local shareholder meetings. We don’t have to read about issues affecting the state, because we have our local eyes and ears.

NOT A PART OF THE ANNUAL REPORT

     Our portfolio management teams are attuned to the nuances of the local municipal markets, the economy and policy decisions. They are well-positioned to “kick the tires” - periodically visiting individual projects as deemed desirable, monitoring economic developments, staying familiar with, and reaching out to, local officials responsible for managing budgets, and observing the mood of the electorate as various projects are put to a vote.

     We have also continually placed an emphasis on the quality of investments and the quality of the individuals who oversee those investments. When selecting securities we have always focused on the source and reliability of revenue and income streams, the management teams and the financial decisions they make, and the discipline those teams apply to executing their strategic and budget plans.

     Our investment strategy of consistently focusing upon municipal bond funds with intermediate maturities has always been with a goal to limit volatility with any change in interest rates.

     Our philosophy concerning diversification has been consistent as well. It’s quite simple – “don’t put all of your eggs in one basket.” To the maximum extent possible, Aquila Churchill Tax-Free Fund of Kentucky continually strives to invest in as many types of projects as possible throughout the state. This is done not only to limit exposure in any particular situation, but also to enhance the quality of life throughout Kentucky by financing worthy municipal projects. We are very proud that your Fund has consistently served thousands of residents and local projects very well over the years through its support of Kentucky’s vital infrastructure.

     In addition to our timeless and consistent focus, our continuity continues through the high caliber and longevity of our team. For example, I’ve been with the Aquila Group of Funds for over 30 years now. Your Fund has been fortunate to draw upon the experience of many other long-tenured team members as well over the years.

     So, while the pieces of the puzzle may have changed shape over the years, when put together, the picture it forms is still the same - year in and year out.

     Thank you for your continued confidence and loyalty in Aquila Churchill Tax-Free Fund of Kentucky.

Sincerely,

Diana P. Herrmann, Vice Chair and President

Any information in this Shareholder Letter regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

NOT A PART OF THE ANNUAL REPORT

Aquila Churchill Tax-Free Fund of Kentucky ANNUAL REPORT Management Discussion Serving Kentucky investors since 1987

     Looking back, the twelve months ending March 31, 2018, met our expectations for the most part. Interest rates continued to trend higher. The bell-weather ten-year Treasury yield stood at 2.40% on March 31, 2017 and rose to 2.74% as of March 31, 2018. Likewise the Federal Reserve Board (the “Fed”) increased the Federal Funds rate three times; a quarter percent in June and December, 2017, and another quarter percent in March, 2018. All of these happenings were close to our year ago expectations. We projected that the ten-year Treasury yield would increase to 2.75%, which was very near the 2.74% level at the end of March, 2018, but below the 2.95% peak yield reached in February, 2018. Also we thought the Fed would raise rates by fifty basis points rather than seventy-five, although the additional increase was not a surprise.

     As is typical, municipal yields mimicked the direction of the Treasury market. Ten-year AAA municipal yields traded at 2.23% on March 31, 2017 and increased to 2.41% as of March 31, 2018. The eighteen basis point jump versus the thirty four basis point increase of the ten-year Treasury illustrates the stability of municipal yields for the year.

     Moreover, the yield curve flattened as we anticipated. Two-year AAA municipal yields started the fiscal year at 1.03% and increased to 1.65% as the Fed increased short-term rates. As mentioned the ten-year increased by eighteen basis points but long thirty-year yields actually declined nine basis points from 3.03% to 2.94%. Thus, the curve from two to thirty years flattened from 200 basis points to 129 basis points as short-term rates increased, with long-term rates basically holding steady.

     The twelve months were not, however, without surprises. Primarily, the ability to pass a tax bill in fairly short order, with certain provisions pertaining to the municipal market, brought a touch of volatility we had not anticipated. The bill eliminated “advanced refundings” from the municipal market resulting in a rush of issuance. December, 2017, with national issuance of approximately $60 billion, was a record-setting month. The large issuance carried over into January and resulted in higher yields and weak performance for the municipal market, which is very atypical of most Januarys.

Fund Performance

     Over the twelve-month period ended March 29, 2018, the average maturity of Aquila Churchill Tax-Free Fund of Kentucky’s (the “Fund”) was slightly longer than the Bloomberg Barclays Quality Intermediate Municipal Bond Index (the “Index”). Over that period, the yield curve flattened such that longer maturities outperformed shorter maturities. As a result, the Fund, with its 8.9 year average maturity, out-performed the index, with its 6.55 year average maturity:

Total Return (1 year) 4/01/17- 3/31/18
Aquila Churchill Tax Free Fund of Kentucky
Class A shares at Net Asset Value (“NAV”)	1.89%
Class Y shares	2.04%
Index	1.11%

1 | Aquila Churchill Tax-Free Fund of Kentucky

MANAGEMENT DISCUSSION (continued)

     As illustrated below, the modified duration and option-adjusted (effective) duration numbers are similar for the Fund as well as the index:

	Modified Duration	Option Adjusted Duration	Average Maturity

Aquila Churchill TFFK	4.35 yrs.	4.96 yrs.	8.90 yrs.

Index	4.44 yrs.	4.49 yrs.	6.55 yrs.

     The Fund’s out-performance resulted from the longer option-adjusted duration and average maturity.

Municipal Market

     Municipal issuance continued to be strong over the past year. On a calendar year basis, national issuance equaled $436 billion; just below the record $452 billion in 2016. As mentioned, the tax bill helped make a strong issuance year even stronger with a year-end surge. National issuance exceeded our projections. Thus for 2018, we will once again forecast an issuance decline for national municipalities. We mentioned the elimination of “advanced refundings” in the municipal market. In recent years this type of financing had represented from 20% to 30% of issuance, so we expect that its elimination should reduce national issuance by over $100 billion. Kentucky issuance totaled $3.6 billion for 2017, a 40% decline from the prior year. While 2017 Kentucky issuance did not meet our expectations, thus far in 2018 they are making up for it - $1.5 billion has been issued year to date, an improvement of more than 108% over 2017.

     A measure of value for municipals, the Municipal/Treasury ratio (the yield on AAA-rated municipal bonds relative to the yield on a U.S. Treasury bond of similar maturity) was less favorable during the past twelve months. As of March 31, 2018, the ratios stood at 80%, 88%, and 99% for the 5, 10, and 30-year comparisons respectively. While these are lower ratios of municipal yields to Treasury yields, this prior cheapness in munis was primarily a function of U.S. Treasury yields being at historical lows (i.e. high prices). We believe the current valuations for municipals still represent the very favorable relative attractiveness of municipals, particularly on an after-tax basis (and now, providing higher market yields than at the beginning of the fiscal year).

     During the coming year, we plan to monitor the impact of the tax bill on the municipal market. In general, we view the changes as very positive for corporations with a small impact for individuals. Although the top marginal tax rate declined, with the broadening of the income tax brackets, we suspect individual investors will find the tax exemption offered by municipal income to remain very attractive. Corporations, throughout the year, will be adjusting to much lower tax bills. Property and casualty insurance companies and banks have traditionally been strong holders of municipal debt. It will be interesting to see how such corporations view the attractiveness of municipals going forward. This could result in greater activity and potential investment opportunities in the secondary market for municipal bonds.

     Another topic that will circle the municipal market in coming months is how the United States will address its infrastructure needs. States and local municipalities have typically been the entities responsible for maintaining roads, bridges, and water and sewer systems. However, the aging of most of the country’s facilities is going to require, we believe, new financing methods and corroboration between the federal government, state and local governments and probably, private entities.

2 | Aquila Churchill Tax-Free Fund of Kentucky

MANAGEMENT DISCUSSION (continued)

U.S. Economy

     Economic growth as measured by Gross Domestic Product (“GDP”) is currently forecast by the Blue Chip Economic Forecast to be a positive 2.8% for 2018, continuing the now nine-year economic expansion, but at modest levels and below historical growth trends. Interestingly, the consensus forecast for 2019 is 2.5%; a modest slowing from today’s pace. The forecast would seem to contradict the fiscal stimulus now in the pipeline, provided by the tax reform package passed in December, 2017, and federal government spending increases approved in January, 2018.

     In contrast to the fiscal stimulus packages, is a Fed charting a course of steady interest rate hikes to “normalize” monetary policy following a decade of historically low rates and monetary easing. Employment in the U.S. continues to be at, or certainly close to, full employment with the unemployment rate approaching 4%. Surprisingly, inflation remains subdued and stubbornly below 2% by most measures.

     Add to the mix a great deal of geo-political uncertainty, trade tariffs and an election year, and 2018 shapes up to have a lot of questions needing answers. Basically we see tax reform providing stimulus to a growing economy. Likewise we see no surprise on monetary policy as the Fed has telegraphed their intentions of three or four Fed Fund increases during the next twelve months. Thus we see slow economic growth continuing, with the biggest question being the rate of inflation. Our expectation is for the inflation numbers to inch slightly higher, but wage gains, tariff implications or a jump in consumer spending could alter our thinking.

Kentucky Economy

     Kentucky’s general fund revenue grew for the three fiscal quarters ended March 31, 2018 by 2.9%, 3.2% and 5.3%. To meet the balanced budget requirement, receipts can decline 1.6% over the last fiscal quarter ending June 30, 2018.

     Economic highlights during the first three quarters of the fiscal year include:

•	Sales and use taxes have grown 3.5% year to date, and 5.3% over the last five months

•	Corporate income taxes rose 5.1% year to date

•	Individual income taxes have risen 5.2% year to date

•	Property taxes have risen 3.7% year to date

•	Road taxes, which had been budgeted to decline by 0.3% for the fiscal year, must increase 1.2% over the next three months.

     Revenue growth was expected with the legislative change of the “right to work” law in 2017. Announcements made by Novelis, Toyota and Amazon indicated that the firms would be hiring additional workers. Those statements, coupled with a current 4.1% (Feb. 2018) unemployment rate, have fortified revenue growth estimates.

     Recently the Governor signed a weak pension reform bill, which he proclaimed a “good first step”. At the same time he has vetoed the state budget bill which will either require a legislative override or a more spartan budget that he would be willing to sign.

3 | Aquila Churchill Tax-Free Fund of Kentucky

MANAGEMENT DISCUSSION (continued)

Outlook and Strategy

     Market uncertainty is pervasive despite the Fed signaling each and every rate hike in advance. Political, and now tariff, turmoil have added to revenue volatility, both at the federal and state level . From the Kentucky perspective, we have recently been encouraged by legislation regarding pensions and the state budget. This may bring some long awaited stability to Kentucky municipal credits. As a result, we are somewhat less concerned with credit considerations than in the recent past. This should enable us to add to our state-sponsored credits such as higher education, secondary schools and state agencies, when we see value in those issues. In what we believe will be an environment of slowly rising interest rates we seek to :

•	Increase shareholder income over time

•	Fill maturity gaps in our option-adjusted duration profile in the 4-8 year range

•	Improve overall credit ratings, as historically, higher-rated securities have often performed better in a rising rate environment

      The following changes in the portfolio over the past twelve months are anticipated to aid in stabilizing current return and performance, as rates rise: Aquila Churchill Tax Free Fund of Kentucky

	March 31, 2017	March 31, 2018

Weighted Average Maturity	9.30 yrs.	8.90 yrs.

Effective Maturity	5.40 yrs.	5.09 yrs.

Option Adjusted Duration	5.38 yrs.	4.96 yrs.

Modified Duration	4.58 yrs.	4.35 yrs.

Mutual fund investing involves risk and loss of principal is possible.

The market prices of the Fund’s securities may rise or decline in value due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment may go down. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

The value of your investment may go down when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term securities. Interest rates in the U.S. have begun to rise after having been at historical lows for some time, so the Fund faces a heightened risk that interest rates may continue to rise. A general rise in interest rates may cause investors to move out of fixed income securities and could also result in increased redemptions from the Fund.

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of underlying securities and their inability to meet their debt obligations.

The value of municipal securities can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory developments, legislative actions, and by uncertainties and public perceptions concerning these and other factors. The Fund may be affected significantly by adverse economic, political or other events affecting state and other municipal issuers in which it invests, and may be more volatile than a more geographically diverse fund.

4 | Aquila Churchill Tax-Free Fund of Kentucky

A portion of income may be subject to local, state, Federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

These risks may result in share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

Any information in this Annual Report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

5 | Aquila Churchill Tax-Free Fund of Kentucky

PERFORMANCE REPORT

     The following graph illustrates the value of $10,000 invested in the Class Y shares of Aquila Churchill Tax-Free Fund of Kentucky (the “Fund”) for the 10-year period ended March 31, 2018 as compared with the Bloomberg Barclays Quality Intermediate Municipal Bond Index (the “Bloomberg Barclays Quality Index”) and the Consumer Price Index (a cost of living index). The performance of each of the other classes is not shown in the graph but is included in the table below. It should be noted that the Bloomberg Barclays Quality Index does not include any operating expenses nor sales charges, and being nationally oriented, does not reflect state-specific bond market performance.

	Average Annual Total Return
	for periods ended March 31, 2018
				Since
Class and Inception Date	1 Year	5 Years	10 Years	Inception
Class A since 5/21/87
With Maximum Sales Charge	(2.19)%	1.16%	3.37%	4.99%
Without Sales Charge	1.89	1.99	3.80	5.13
Class C since 4/01/96
With CDSC*	0.03	1.13	2.91	3.25
Without CDSC	1.03	1.13	2.91	3.25
Class I since 8/06/01
No Sales Charge	1.74	1.82	3.64	3.59
Class Y since 4/01/96
No Sales Charge	2.04	2.13	3.95	4.29

Bloomberg Barclays Quality Index	1.11	1.91	3.57	5.15	(Class A)
				4.37	(Class C & Y)
				3.92	(Class I)

     Total return figures shown for the Fund reflect any change in price and assume all distributions, including capital gains, within the period were invested in additional shares. The returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. The rates of return will vary and the principal value of an investment will fluctuate with market conditions. Shares, if redeemed, may be worth more or less than their original cost. A portion of each class’s income may be subject to Federal and state income taxes and/or the Federal Alternative Minimum Tax (“AMT”). Past performance is not predictive of future investment results.

* CDSC = 1% contingent deferred sales charge imposed on redemptions made within the first 12 months after purchase

6 | Aquila Churchill Tax-Free Fund of Kentucky

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Aquila Municipal Trust and the

Shareholders of Aquila Churchill Tax-Free Fund of Kentucky:

Opinion on the Financial Statements

     We have audited the accompanying statement of assets and liabilities of Aquila Churchill Tax-Free Fund of Kentucky (the “Fund”), including the schedule of investments, as of March 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

     These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor for the Trust since 2005.

     We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

     Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2018 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

May 29, 2018

7 | Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	General Obligation Bonds (4.4%)	(unaudited)	Value

	Henderson County, Kentucky
$330,000	3.000%, 11/01/20	Aa3/NR/NR	$339,088
	Lexington-Fayette Urban County,
	Kentucky
3,600,000	4.000%, 09/01/29	Aa2/AA/NR	3,843,108
570,000	4.000%, 08/01/21 Series B	Aa2/AA/NR	608,600
	Rowan County, Kentucky
400,000	3.000%, 06/01/21 AGMC Insured	A1/AA/NR	411,196
645,000	3.000%, 06/01/22 AGMC Insured	A1/AA/NR	662,292
835,000	4.000%, 06/01/30 AGMC Insured	A1/AA/NR	885,083
865,000	4.000%, 06/01/31 AGMC Insured	A1/AA/NR	913,051
	Warren County, Kentucky.
615,000	4.000%, 06/01/25	Aa2/NR/NR	649,188
635,000	4.000%, 06/01/26	Aa2/NR/NR	668,712
660,000	4.000%, 06/01/27	Aa2/NR/NR	693,178
	Total General Obligation Bonds		9,673,496

	Revenue Bonds (84.9%)
	State Agency (24.2%)
	Kentucky Asset & Liability Commission
	Federal Highway Notes
1,000,000	5.000%, 09/01/22 Series A	A2/AA/A+	1,070,010
2,000,000	5.250%, 09/01/25 Series A	A2/AA/A+	2,275,620
2,000,000	5.000%, 09/01/26 Series A	A2/AA/A+	2,283,000
1,000,000	5.000%, 09/01/27 Series A	A2/AA/A+	1,151,350
	Kentucky Higher Education
	Student Loan
1,440,000	5.000%, 06/01/22 Senior Series A AMT	NR/A/A	1,557,677
400,000	5.000%, 06/01/24 Senior Series A AMT	NR/A/A	440,424
600,000	5.000%, 06/01/26 Senior Series A AMT	NR/A/A	666,984
480,000	3.750%, 06/01/26 Senior Series A AMT	NR/A/A	485,755
930,000	3.000%, 06/01/29 Senior Series A AMT	NR/A/A	935,980
	Kentucky Rural Water Finance Corp.
355,000	4.600%, 02/01/25	NR/A+/NR	355,621
205,000	4.250%, 08/01/19 NPFG Insured	Baa2/A+/NR	205,326
210,000	4.250%, 08/01/20 NPFG Insured	Baa2/A+/NR	210,277
200,000	4.375%, 08/01/22 NPFG Insured	Baa2/A+/NR	200,652
240,000	4.500%, 08/01/23 NPFG Insured	Baa2/A+/NR	240,780
255,000	4.500%, 08/01/24 NPFG Insured	Baa2/A+/NR	255,813
290,000	4.500%, 08/01/27 NPFG Insured	Baa2/A+/NR	290,870

8 | Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2018

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	State Agency (continued)
	Kentucky Rural Water Finance Corp.
	(continued)
$245,000	4.600%, 08/01/28 NPFG Insured	Baa2/A+/NR	$245,740
315,000	4.625%, 08/01/29 NPFG Insured	Baa2/A+/NR	315,942
375,000	4.000%, 02/01/28 Series 2012C	NR/A+/NR	386,006
305,000	4.000%, 02/01/29 Series 2012C	NR/A+/NR	313,452
435,000	4.000%, 02/01/26 Series 2012F	NR/A+/NR	456,228
450,000	4.000%, 02/01/27 Series 2012F	NR/A+/NR	470,457
465,000	4.000%, 02/01/28 Series 2012F	NR/A+/NR	484,074
490,000	4.000%, 02/01/29 Series 2012F	NR/A+/NR	508,120
	Kentucky State Office Building COP
2,250,000	4.000%, 04/15/27	A1/NR/NR	2,408,467
1,640,000	5.000%, 06/15/34	A1/NR/NR	1,816,185
	Kentucky State Property and
	Buildings Commission
1,000,000	5.000%, 10/01/25	A1/A/A+	1,123,230
625,000	4.000%, 04/01/26 Project 105	A2/A/A+	659,131
655,000	4.000%, 04/01/27 Project 105	A2/A/A+	687,966
1,500,000	5.000%, 10/01/29 Project 106	A1/A/A+	1,666,980
770,000	5.000%, 08/01/23 Project 108	A1/A/A+	862,585
3,000,000	5.000%, 08/01/33 Project 108	A1/A/A+	3,362,610
5,000,000	5.000%, 08/01/32 Project 110	A1/A/A+	5,614,750
2,040,000	5.000%, 11/01/27 Project 112	A1/A/A+	2,336,555
1,425,000	5.000%, 11/01/28 Project 112	A1/A/A+	1,626,381
2,500,000	5.000%, 02/01/31 Project 112	A1/A/A+	2,811,150
845,000	3.000%, 04/01/20 Project 113	A2/A/A+	861,444
875,000	3.000%, 04/01/21 Project 113	A2/A/A+	897,479
895,000	3.000%, 04/01/22 Project 113	A2/A/A+	914,654
1,055,000	2.500%, 10/01/21 Project 114	Aa3/A/A+	1,065,940
1,510,000	3.000%, 10/01/22 Project 114	Aa3/A/A+	1,552,280
1,400,000	4.000%, 10/01/30 Project 114	Aa3/A/A+	1,471,022
1,000,000	5.000%, 04/01/23 Project 115	A1/A/A+	1,114,210
1,000,000	5.000%, 04/01/29 Project 115	A1/A/A+	1,145,610
2,000,000	5.000%, 05/01/30 Project 117	A1/NR/A+	2,283,320
500,000	5.000%, 05/01/36 Project 117	A1/NR/A+	560,360
320,000	5.250%, 02/01/28 AGC Insured	NR/AA/NR	329,290
340,000	5.000%, 02/01/29 AGC Insured	NR/AA/NR	349,034
	Total State Agency		53,326,791

9 | Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2018

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Airports (6.5%)
	Lexington-Fayette Urban County
	Airport Board, Kentucky
$1,555,000	5.000%, 07/01/28 2012 Series A AMT	Aa2/AA/NR	$1,709,909
400,000	5.000%, 07/01/29 2012 Series A AMT	Aa2/AA/NR	439,680
1,350,000	5.000%, 07/01/30 2012 Series A AMT	Aa2/AA/NR	1,483,340
750,000	5.000%, 07/01/31 2012 Series A AMT	Aa2/AA/NR	823,763
260,000	5.000%, 07/01/29 2016 Series B AMT	Aa2/AA/NR	281,138
275,000	5.000%, 07/01/30 2016 Series B AMT	Aa2/AA/NR	297,270
300,000	5.000%, 07/01/32 2016 Series B AMT	Aa2/AA/NR	324,099
330,000	5.000%, 07/01/34 2016 Series B AMT	Aa2/AA/NR	356,294
365,000	5.000%, 07/01/36 2016 Series B AMT	Aa2/AA/NR	393,846
	Louisville, Kentucky Regional
	Airport Authority
2,070,000	5.000%, 07/01/23 AMT	NR/A+/A+	2,315,254
2,325,000	5.000%, 07/01/26 AMT	NR/A+/A+	2,592,096
2,895,000	5.000%, 07/01/27 Series A AMT	NR/A+/A+	3,210,179
	Total Airports		14,226,868

	Higher Education (9.3%)
	Boyle County, Kentucky College
	Refunding & Improvement
2,050,000	5.000%, 06/01/28	A3/A/NR	2,362,010
1,000,000	5.000%, 06/01/29	A3/A/NR	1,147,900
	Eastern Kentucky University
	General Receipts
1,250,000	4.000%, 10/01/27	A1/A/NR	1,308,100
1,230,000	5.000%, 10/01/30 Series A	A1/NR/NR	1,424,229
870,000	4.500%, 04/01/32 Series A	A1/NR/NR	944,350
	Kentucky Bond Development Corp.
	Industrial Building Revenue Refunding,
	City of Paris
	(Transylvania University Project)
380,000	3.000%, 03/01/20 Series D	NR/A-/NR	386,726
390,000	3.000%, 03/01/21 Series D	NR/A-/NR	398,303
400,000	3.000%, 03/01/22 Series D	NR/A-/NR	407,044
	Lexington-Fayette, Kentucky Urban
	County Government
	Transylvania University Project
1,390,000	4.500%, 03/01/29	NR/A-/NR	1,462,753

10 | Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2018

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Higher Education (continued)
	Louisville & Jefferson County, Kentucky
	Metropolitan Government College
	Improvement,
	Bellarmine University Project
$2,270,000	5.000%, 05/01/33	Baa3/NR/NR	$2,479,249
	Morehead State University, Kentucky
	General Receipts
1,000,000	5.000%, 04/01/29 Series A	A1/NR/NR	1,115,320
1,000,000	4.000%, 04/01/31 Series A	A1/NR/NR	1,051,700
	Murray State University Project,
	Kentucky General Receipts
1,850,000	4.500%, 03/01/30 Series A.	A1/NR/NR	2,006,362
	Northern Kentucky University
	General Receipts
1,095,000	4.000%, 09/01/21 Series B	A1/NR/NR	1,167,598
1,190,000	4.000%, 09/01/22 Series B	A1/NR/NR	1,281,642
	University of Louisville, Kentucky
	General Receipts
1,000,000	5.000%, 09/01/30 2011 Series A	A3/A+/NR	1,092,200
	Western Kentucky University
	General Receipts
485,000	4.000%, 09/01/29 Series B
	AGMC Insured	A1/AA/NR	509,017
	Total Higher Education		20,544,503

	Hospital (13.4%)
	City of Ashland, Kentucky, Medical
	Center (Ashland Hospital Corp.)
2,000,000	5.000%, 02/01/22 Series B	Baa2/BBB-/A-	2,083,620
2,535,000	5.000%, 02/01/23 Series B	Baa2/BBB-/A-	2,635,893
805,000	4.000%, 02/01/32 Series 2016A	Baa2/BBB-/A-	817,960
2,035,000	4.000%, 02/01/36 Series 2016A	Baa2/BBB-/A-	2,029,770
	Hardin County, Kentucky,
	Hardin Memorial Hospital
735,000	5.500%, 08/01/22 AGMC Insured	A2/AA/NR	836,209
675,000	5.500%, 08/01/23 AGMC Insured	A2/AA/NR	784,539
500,000	5.250%, 08/01/24 AGMC Insured	A2/AA/NR	571,660

11 | Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2018

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Hospital (continued)
	Kentucky Economic Development
	Finance Authority, Baptist
	Healthcare System
$2,395,000	5.375%, 08/15/24 Unrefunded Balance Baa2/NR/A		$2,422,974
	Kentucky Economic Development
	Finance Authority, Kings Daughter
	Medical Center
1,000,000	5.000%, 02/01/30	Baa2/BBB-/A-	1,033,290
	Louisville & Jefferson County, Kentucky
	Metropolitan Government Health
	System, Norton Healthcare, Inc.
3,500,000	5.000%, 10/01/31 Series A	NR/A-/A	3,970,925
1,000,000	4.000%, 10/01/34 Series A	NR/A-/A	1,018,040
	Louisville & Jefferson County, Kentucky
	Metropolitan Government, Louisville
	Medical Center, Laundry
	Facility Project
695,000	4.250%, 05/01/23 Series 2012	NR/BBB+/NR	739,953
	Louisville & Jefferson County, Kentucky
	Metropolitan Government, Louisville
	Medical Center, Steam & Chilled
	Water Plant Project
915,000	4.250%, 05/01/22 Series 2012A	NR/BBB+/NR	970,852
	Russell, Kentucky Bon Secours
	Health System
3,100,000	5.000%, 11/01/26 Series 2013	A2/A/A	3,431,793
	Warren County, Kentucky, Warren
	County Community Hospital Corp.
4,975,000	5.000%, 04/01/28	NR/A+/NR	5,498,917
680,000	4.000%, 10/01/29	NR/A+/NR	704,045
	Total Hospital		29,550,440

	Housing (0.6%)
	Kentucky Housing Multifamily
	Mortgage Revenue
1,250,000	5.000%, 06/01/35 AMT	NR/NR/NR*	1,253,912

12 | Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2018

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Local Public Property (7.5%)
	Boyd County, Kentucky Capital
	Projects Corp., Revenue Refunding,
	First Mortgage, Court Facilities Project
$655,000	3.000%, 08/01/21	A1/NR/NR	$673,412
	Jefferson County, Kentucky Capital
	Projects
1,575,000	4.250%, 06/01/23 AGMC Insured	A1/NR/AA+	1,578,150
1,950,000	4.375%, 06/01/24 AGMC Insured	A1/NR/AA+	1,954,075
1,640,000	4.375%, 06/01/28 AGMC Insured	A1/NR/AA+	1,643,313
2,060,000	4.375%, 06/01/26 Series A AGMC
	Insured	A1/NR/AA+	2,064,244
1,070,000	4.375%, 06/01/27 Series A AGMC
	Insured	A1/NR/AA+	1,072,204
	Kentucky Association of Counties
	Finance Corp. Financing Program
515,000	4.000%, 02/01/25	NR/AA-/NR	542,630
100,000	5.375%, 02/01/27 Series A	NR/AA-/NR	109,723
100,000	5.375%, 02/01/28 Series A	NR/AA-/NR	109,723
100,000	4.250%, 02/01/24 Series A
	Unrefunded Balance	NR/AA-/NR	105,137
315,000	3.000%, 02/01/21 Series B	NR/AA-/NR	323,351
350,000	4.000%, 02/01/22 Series B	NR/AA-/NR	372,467
	Kentucky Bond Corp.
	Financing Program
915,000	5.125%, 02/01/28	NR/AA-/NR	999,811
	Louisville & Jefferson County, Kentucky
	Visitors & Convention Commission,
	Kentucky International
	Convention Center
3,090,000	4.000%, 06/01/20	A2/A/NR	3,221,356
	River City Parking Authority of
	River City, Inc.,
	Kentucky First Mortgage
1,000,000	4.750%, 06/01/27 2013 Series B	Aa3/AA/NR	1,096,600
	Wolfe County, Kentucky Public
	Properties Corp., First Mortgage
	Revenue Refunding,
	Justice Center Project
615,000	4.000%, 04/01/23	A1/NR/NR	656,273
	Total Local Public Property		16,522,469

13 | Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2018

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	School Building (11.6%)
	Campbell County, Kentucky School
	District Finance Corp. School Building
$340,000	3.500%, 08/01/22	A1/NR/NR	$352,991
	Fayette County, Kentucky School
	District Finance Corp.
3,000,000	5.000%, 08/01/31	A1/A+/NR	3,356,340
1,000,000	5.000%, 10/01/27 Series A	A1/A+/NR	1,133,640
750,000	4.250%, 06/01/29 Series A	A1/A+/NR	791,040
515,000	4.000%, 08/01/33 Series 2015 D	A1/A+/NR	528,812
	Franklin County, Kentucky School
	District Finance Corp.
1,560,000	4.000%, 06/01/29	A1/NR/NR	1,625,520
1,135,000	4.000%, 04/01/24 Second Series	A1/NR/NR	1,227,911
	Jefferson County, Kentucky School
	District Finance Corp.
1,975,000	3.000%, 07/01/22 Series A	Aa3/AA-/NR	2,037,845
805,000	5.000%, 04/01/28 Series A	Aa3/AA-/NR	916,790
1,075,000	4.500%, 04/01/32 Series A.	Aa3/AA-/NR	1,160,559
4,000,000	4.000%, 07/01/26 Series B	Aa3/AA-/NR	4,256,600
	Logan County, Kentucky School
	District Finance Corp., Energy
	Conservation Revenue Bonds
575,000	4.000%, 04/01/33 Series 2016	A1/NR/NR	603,491
615,000	4.000%, 04/01/34 Series 2016.	A1/NR/NR	643,272
	Shelby County, Kentucky School District
	Finance Corp. School Building
915,000	3.000%, 02/01/21	A1/NR/NR	932,669
3,200,000	4.000%, 02/01/28	A1/NR/NR	3,461,952
2,440,000	4.000%, 02/01/29	A1/NR/NR	2,618,120
	Total School Building		25,647,552

	Turnpike/Highway (7.5%)
	Kentucky State Turnpike Authority
5,000,000	5.000%, 07/01/29 Series A	Aa3/AA-/A+	5,525,700
4,030,000	5.000%, 07/01/30 Series A	Aa3/AA-/A+	4,598,996
1,000,000	5.000%, 07/01/30 Series A	Aa3/AA-/A+	1,104,290
1,715,000	5.000%, 07/01/31 Series B	Aa3/AA-/NR	1,969,197
2,925,000	5.000%, 07/01/33 Series B	Aa3/AA-/NR	3,337,864
	Total Turnpike/Highway		16,536,047

14 | Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2018

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Utilities (4.3%)
	Campbell & Kenton Counties,
	Kentucky (Sanitation District)
$2,370,000	4.000%, 08/01/27	Aa3/AA/NR	$2,448,210
	Kentucky State Municipal Power Agency,
	Prairie St. Project
1,000,000	5.000%, 09/01/23 AGMC Insured	A2/AA/NR	1,069,280
	Louisville & Jefferson County, Kentucky
	Metropolitan Sewer District
500,000	5.000%, 05/15/28 Series A	Aa3/AA/AA-	550,235
1,920,000	4.500%, 05/15/30 Series A	Aa3/AA/NR	2,101,267
	Northern Kentucky Water District
1,000,000	5.000%, 02/01/26	Aa3/NR/NR	1,097,200
	Owensboro, Kentucky Electric,
	Light and Power
1,805,000	5.000%, 01/01/26 AGMC Insured
	Series B	A2/AA/NR	1,898,914
	Owensboro, Kentucky Water Revenue
350,000	5.000%, 09/15/27 AGC Insured	A1/AA/NR	355,103
	Total Utilities		9,520,209
	Total Revenue Bonds		187,128,791

	Pre-Refunded Revenue Bonds (9.4%)††
	State Agency (3.6%)
	Kentucky State Property and
	Buildings Commission
1,020,000	5.000%, 11/01/20	A1/A/A+	1,040,155
170,000	5.375%, 11/01/23	A1/A/NR	173,723
85,000	5.500%, 11/01/28	A1/A/NR	86,923
1,205,000	5.375%, 11/01/23 Project 90	NR/NR/NR	1,231,040
665,000	5.500%, 11/01/28 Project 90	NR/NR/NR	679,849
2,480,000	5.250%, 02/01/28 Project 93
	AGC Insured	NR/AA/NR	2,554,301
2,160,000	5.000%, 02/01/29 Project 93
	AGC Insured	NR/AA/NR	2,220,286
	Total State Agency		7,986,277

15 | Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2018

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Pre-Refunded Revenue Bonds (continued)	(unaudited)	Value

	Hospital (0.9%)
	Louisville & Jefferson County, Kentucky
	Metropolitan Government Revenue,
	Catholic Health Initiatives
$1,715,000	5.000%, 12/01/35	NR/NR/NR*	$1,920,131

	Local Public Property (0.7%)
	Kentucky Association of Counties
	Finance Corp. Financing Program
1,045,000	4.250%, 02/01/24 Series A	NR/NR/NR*	1,098,441
215,000	5.375%, 02/01/27 Series A	NR/NR/NR*	235,904
230,000	5.375%, 02/01/28 Series A	NR/NR/NR*	252,363
	Total Local Public Property		1,586,708

	School Building (0.6%)
	Owensboro, Kentucky Independent
	School District Finance Corp. School
	Building Revenue
890,000	4.375%, 09/01/24	A1/NR/NR	900,324
	Warren County, Kentucky School
	District Finance Corp.
500,000	4.375%, 04/01/27 AGMC Insured	A1/NR/NR	500,000
	Total School Building		1,400,324

	Turnpike/Highway (2.2%)
	Kentucky State Turnpike Authority
3,500,000	5.000%, 07/01/25	Aa3/AA-/A+	3,643,745
1,100,000	5.000%, 07/01/28	Aa3/AA-/A+	1,109,295
	Total Turnpike/Highway		4,753,040

	Utilities (1.4%)
	Owensboro, Kentucky Electric, Light
	and Power
1,000,000	5.000%, 01/01/21 AGMC Insured	A2/AA/NR	1,056,460
1,695,000	5.000%, 01/01/26 AGMC Insured	A2/AA/NR	1,790,700
	Owensboro, Kentucky Water Revenue
150,000	5.000%, 09/15/27 AGC Insured.	A1/AA/NR	152,324
	Total Utilities		2,999,484
	Total Pre-Refunded Bonds		20,645,964
	Total Municipal Bonds
	(cost $215,531,313)		217,448,251

16 | Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2018

		Rating
		Moody’s, S&P
		and Fitch
Shares	Short-Term Investment (0.3%)	(unaudited)	Value

	Dreyfus Treasury & Agency Cash
	Management - Institutional Shares,
693,055	1.49%** (cost $693,055)	Aaa-mf/AAAm/NR	$693,055
	Total Investments
	(cost $216,224,368-note 4)	99.0%	218,141,306
	Other assets less liabilities.	1.0	2,098,999
	Net Assets	100.0%	$220,240,305

Percent of
Portfolio Distribution By Quality Rating (unaudited)	Investments†
Pre-refunded bonds\ ETM bonds††	9.5%
Aa of Moody’s or AA of S&P or Fitch	35.1
A of Moody’s or S&P or Fitch	52.9
Baa of Moody’s or BBB of S&P	1.9
Not Rated*	0.6
100.0%

PORTFOLIO ABBREVIATIONS
AGC - Assured Guaranty Corp.
AGMC - Assured Guaranty Municipal Corp.
AMT - Alternative Minimum Tax
COP - Certificates of Participation
NPFG - National Public Finance Guarantee
NR - Not Rated

*	Any security not rated (“NR”) by any of the Nationally Recognized Statistical Rating Organizations (“NRSRO”) has been determined by the Investment Adviser to have sufficient quality to be ranked in the top four credit ratings if a credit rating were to be assigned by a NRSRO.

**	The rate is an annualized seven-day yield at period end.

†	Where applicable, calculated using the highest rating of the three NRSROs. Percentages in this table do not include the Short-Term Investment.

††	Pre-refunded bonds are bonds for which U.S. Government Obligations usually have been placed in escrow to retire the bonds at their earliest call date.

See accompanying notes to financial statements.

17 | Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2018

ASSETS
Investments at value (cost $216,224,368)	$218,141,306
Interest receivable	2,536,437
Receivable for Fund shares sold	9,611
Other assets	27,451
Total assets	220,714,805
LIABILITIES
Payable for Fund shares redeemed	206,712
Dividends payable	141,284
Management fee payable	75,446
Distribution and service fees payable	500
Accrued expenses payable	50,558
Total liabilities	474,500

NET ASSETS	$220,240,305
Net Assets consist of:
Capital Stock - Authorized an unlimited number of shares,
par value $0.01 per share	$210,194
Additional paid-in capital	217,752,421
Net unrealized appreciation on investments (note 4)	1,916,938
Undistributed net investment income	67,779
Accumulated net realized gain on investments	292,973
	$220,240,305
CLASS A
Net Assets	$160,442,160
Capital shares outstanding	15,313,353
Net asset value and redemption price per share	$10.48
Maximum offering price per share (100/96 of $10.48)	$10.92

CLASS C
Net Assets	$9,250,340
Capital shares outstanding	883,339
Net asset value and offering price per share	$10.47
Redemption price per share (*a charge of 1% is imposed on the redemption proceeds, or on the original price, whichever is
lower, if redeemed during the first 12 months after purchase)	$10.47	*
CLASS I
Net Assets	$7,330,843
Capital shares outstanding	700,013
Net asset value, offering and redemption price per share	$10.47
CLASS Y
Net Assets	$43,216,962
Capital shares outstanding	4,122,686
Net asset value, offering and redemption price per share	$10.48

See accompanying notes to financial statements.

18 | Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY

STATEMENT OF OPERATIONS

YEAR ENDED MARCH 31, 2018

Investment Income:

Interest income		$7,819,450

Expenses:

Management fee (note 3)	$969,259
Distribution and service fees (note 3).	366,107
Transfer and shareholder servicing agent
fees (note 3)	136,126
Legal fees	101,802
Trustees’ fees and expenses (note 7)	73,312
Fund accounting fees	45,582
Shareholders’ reports	25,355
Registration fees and dues	22,114
Auditing and tax fees	22,000
Chief compliance officer services (note 3)	11,114
Insurance	10,098
Custodian fees	8,692
Miscellaneous	37,488
Total expenses		1,829,049
Net investment income		5,990,401

Realized and Unrealized Gain (Loss) on Investments:

Net realized gain (loss) from securities
transactions	321,862
Change in unrealized appreciation on
investments	(1,436,966)

Net realized and unrealized gain (loss) on
investments		(1,115,104)
Net change in net assets resulting from
operations		$4,875,297

See accompanying notes to financial statements.

19 | Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2018	March 31, 2017
OPERATIONS:
Net investment income	$5,990,401	$6,965,282
Net realized gain (loss) from
securities transactions	321,862	657,836
Change in unrealized appreciation
on investments	(1,436,966)	(8,773,946)
Change in net assets from
operations	4,875,297	(1,150,828)

DISTRIBUTIONS TO SHAREHOLDERS (note 9):
Class A Shares:
Net investment income	(4,384,286)	(5,139,556)
Net realized gain on investments	(104,842)	—

Class C Shares:
Net investment income	(153,215)	(180,980)
Net realized gain on investments	(6,009)	—

Class I Shares:
Net investment income	(186,457)	(215,049)
Net realized gain on investments	(4,557)	—

Class Y Shares:
Net investment income	(1,258,038)	(1,404,739)
Net realized gain on investments	(28,264)	—
Change in net assets from
distributions	(6,125,668)	(6,940,324)

CAPITAL SHARE TRANSACTIONS (note 6):
Proceeds from shares sold	16,092,109	45,103,368
Reinvested dividends and
distributions	4,113,013	4,390,657
Cost of shares redeemed	(52,039,775)	(42,666,787)
Change in net assets from capital
share transactions	(31,834,653)	6,827,238

Change in net assets	(33,085,024)	(1,263,914)

NET ASSETS:
Beginning of period	253,325,329	254,589,243

End of period*	$220,240,305	$253,325,329

*Includes undistributed net investment income of:	$67,779	$50,325

See accompanying notes to financial statements.

20 | Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2018

1. Organization

     Aquila Churchill Tax-Free Fund of Kentucky (the “Fund”), a series of Aquila Municipal Trust (prior to October 12, 2013, the Fund operated under the name Churchill Tax-Free Fund of Kentucky), a non-diversified, open-end investment company, was organized in March, 1987 as a Massachusetts business trust and commenced operations on May 21, 1987. The Fund is authorized to issue an unlimited number of shares. Class A Shares are sold at net asset value plus a sales charge of varying size (depending upon a variety of factors) paid at the time of purchase and bear a distribution fee. Class C Shares are sold at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years thereafter. Class C Shares automatically convert to Class A Shares after six years. Class Y Shares are sold only through authorized financial institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity and are not offered directly to retail customers. Class Y Shares are sold at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge (“CDSC”) and no distribution fee. Class I Shares are offered and sold only through financial intermediaries and are not offered directly to retail customers. Class I Shares are sold at net asset value with no sales charge and no redemption fee or CDSC, although a financial intermediary may charge a fee for effecting a purchase or other transaction on behalf of its customers. Class I Shares carry a distribution and a service fee. As of the date of this report, there were no Class F Shares or Class T Shares outstanding. All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a)	Portfolio valuation: Municipal securities are valued each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services. In the case of securities for which market quotations are readily available, securities are valued by the pricing service at the mean of bid and ask quotations. If a market quotation or a valuation from the pricing service is not readily available, the security is valued at fair value determined in good faith under procedures established by and under the general supervision of the Board of Trustees.

b)	Fair value measurements: The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

21 | Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY

NOTES TO FINANCIAL STATEMENTS (continued)

MARCH 31, 2018

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the valuation inputs, representing 100% of the Fund’s investments, used to value the Fund’s net assets as of March 31, 2018:

Valuation Inputs*	Investments in Securities
Level 1 – Quoted Prices - Short-term Investment	$693,055
Level 2 – Other Significant Observable
Inputs — Municipal Bonds	217,448,251
Level 3 – Significant Unobservable Inputs	—
Total	$218,141,306

* See schedule of investments for a detailed listing of securities.

c)	Subsequent events: In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date these financial statements were issued.

d)	Securities transactions and related investment income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premium and accretion of original issue and market discount.

e)	Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

Management has reviewed the tax positions for each of the open tax years (2015 –2017) or expected to be taken in the Fund’s 2018 tax returns and has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.

22 | Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY

NOTES TO FINANCIAL STATEMENTS (continued)

MARCH 31, 2018

f)	Multiple class allocations: All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are also charged directly to such class on a daily basis.

g)	Use of estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

h)	Reclassification of capital accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. On March 31, 2018, the Fund increased additional paid-capital by $19,794, increased undistributed net investment income by $9,049, and decreased accumulated realized gain by $28,843. These reclassifications had no effect on net assets or net asset value per share.

i)	The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.

3. Fees and Related Party Transactions

a) Management Arrangements:

     Aquila Investment Management LLC (the “Manager”), a wholly-owned subsidiary of Aquila Management Corporation, the Fund’s founder and sponsor, serves as the Manager for the Fund under an Advisory and Administration Agreement with the Fund. Under the Advisory and Administration Agreement, the Manager provides all investment management and administrative services to the Fund. The Manager’s services include providing the office of the Fund and all related services as well as managing relationships with all of the various support organizations to the Fund such as the shareholder servicing agent, custodian, legal counsel, fund accounting agent, auditors and distributor. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.40% on the Fund’s average net assets.

23 | Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY

NOTES TO FINANCIAL STATEMENTS (continued)

MARCH 31, 2018

     Under a Compliance Agreement with the Manager, the Manager is compensated by the Fund for Chief Compliance Officer related services provided to enable the Fund to comply with Rule 38a-1 of the Investment Company Act of 1940, as amended (the “1940 Act”).

     Specific details as to the nature and extent of the services provided by the Manager are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

b) Distribution and Service Fees:

     The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 (the “Rule”) under the 1940 Act. Under one part of the Plan, with respect to Class A Shares, the Fund is authorized to make distribution fee payments to broker-dealers or others (“Qualified Recipients”) selected by Aquila Distributors LLC (the “Distributor”) including, but not limited to, any principal underwriter of the Fund, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund’s shares or servicing of shareholder accounts. The Fund makes payment of this distribution fee at the annual rate of 0.15% of the Fund’s average net assets represented by Class A Shares. For the year ended March 31, 2018, distribution fees on Class A Shares amounted to $263,950 of which the Distributor retained $8,593.

     Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund’s Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund’s average net assets represented by Class C Shares and for the year ended March 31, 2018, amounted to $70,609. In addition, under a Shareholder Services Plan, the Fund is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Fund’s average net assets represented by Class C Shares and for the year ended March 31, 2018, amounted to $23,537. For the year ended March 31, 2018, the total of these payments with respect to Class C Shares amounted to $94,146 of which the Distributor retained $22,724.

     Under another part of the Plan, the Fund is authorized to make payments with respect to Class I Shares to Qualified Recipients. Class I payments, under the Plan, may not exceed for any fiscal year of the Fund a rate (currently 0.10%), set from time to time by the Board of Trustees, of not more than 0.25% of the average annual net assets represented by the Class I Shares. In addition, Class I has a Shareholder Services Plan under which it may pay service fees (currently 0.25%) of not more than 0.25% of the average annual net assets represented by Class I Shares. That is, the total payments under both plans will not exceed 0.50% of such net assets. For the year ended March 31, 2018, these payments were made at the average annual rate of 0.35% of such net assets and amounted to $28,039 of which $8,011 related to the Plan and $20,028 related to the Shareholder Services Plan.

24 | Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY

NOTES TO FINANCIAL STATEMENTS (continued)

MARCH 31, 2018

     Specific details about the Plans are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

     Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Fund’s shares. Through agreements between the Distributor and various brokerage and advisory firms (“financial intermediaries”), the Fund’s shares are sold primarily through the facilities of these financial intermediaries having offices within Kentucky, with the bulk of any sales commissions inuring to such financial intermediaries. For the year ended March 31, 2018, total commissions on sales of Class A Shares amounted to $134,509 of which the Distributor received $12,487.

c) Transfer and shareholder servicing fees:

     The Fund occasionally compensates financial intermediaries in connection with the sub-transfer agency related services provided by such entities in connection with their respective Fund shareholders so long as the fees are deemed by the Board of Trustees to be reasonable in relation to (i) the value of the services and the benefits received by the Fund and certain shareholders; and (ii) the payments that the Fund would make to another entity to perform similar ongoing services to existing shareholders.

4. Purchases and Sales of Securities

     During the year ended March 31, 2018, purchases of securities and proceeds from the sales of securities aggregated $22,082,337 and $50,244,941, respectively.

     At March 31, 2018, the aggregate tax cost for all securities was $216,219,485. At March 31, 2018, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $3,375,188 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $1,453,367 for a net unrealized appreciation of $1,921,821.

5. Portfolio Orientation

     Since the Fund invests principally and may invest entirely in double tax-free municipal obligations of issuers within Kentucky, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Kentucky and whatever effects these may have upon Kentucky issuers’ ability to meet their obligations. At March 31, 2018, the Fund had all of its net assets invested in municipal obligations of issuers within Kentucky.

25 | Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY

NOTES TO FINANCIAL STATEMENTS (continued)

MARCH 31, 2018

6. Capital Share Transactions

     Transactions in Capital Shares of the Fund were as follows:

	Year Ended		Year Ended
	March 31, 2018		March 31, 2017
	Shares	Amount	Shares	Amount
Class A Shares:
Proceeds from shares sold	781,073	$8,316,149	1,920,086	$20,743,158
Reinvested dividends and
distributions	320,995	3,411,806	351,922	3,781,171
Cost of shares redeemed	(3,312,373)	(35,245,019)	(2,134,343)	(22,776,184)
Net change	(2,210,305)	(23,517,064)	137,665	1,748,145
Class C Shares:
Proceeds from shares sold	209,351	2,220,473	202,597	2,190,696
Reinvested dividends and
distributions	13,314	141,387	14,654	157,455
Cost of shares redeemed	(205,544)	(2,175,228)	(296,834)	(3,195,560)
Net change	17,121	186,632	(79,583)	(847,409)
Class I Shares:
Proceeds from shares sold	8,186	86,410	11,327	123,047
Reinvested dividends and
distributions	17,836	189,349	19,841	213,181
Cost of shares redeemed	(122,315)	(1,307,934)	(30,184)	(326,803)
Net change	(96,293)	(1,032,175)	984	9,425
Class Y Shares:
Proceeds from shares sold	513,865	5,469,077	2,044,377	22,046,467
Reinvested dividends and
distributions	34,917	370,471	22,232	238,850
Cost of shares redeemed	(1,251,604)	(13,311,594) (1,522,111)		(16,368,240)
Net change	(702,822)	(7,472,046)	544,498	5,917,077
Total transactions in Fund
shares	(2,992,299)	$(31,834,653)	603,564	$6,827,238

26 | Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY

NOTES TO FINANCIAL STATEMENTS (continued)

MARCH 31, 2018

7. Trustees’ Fees and Expenses

     At March 31, 2018, there were 8 Trustees, one of whom is affiliated with the Manager and is not paid any fees. The total amount of Trustees’ service fees (for carrying out their responsibilities) and attendance fees paid during the year ended March 31, 2018 was $64,618. Attendance fees are paid to those in attendance at regularly scheduled quarterly Board Meetings and meetings of the independent Trustees held prior to each quarterly Board Meeting, as well as additional meetings (such as Audit, Nominating, Shareholder and special meetings). Trustees are reimbursed for their expenses such as travel, accommodations and meals incurred in connection with attendance at Board Meetings and at the Annual Meeting of Shareholders. For the year ended March 31, 2018, such meeting-related expenses amounted to $8,694.

8. Securities Traded on a When-Issued Basis

     The Fund may purchase or sell securities on a when-issued basis. When-issued transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Beginning on the date the Fund enters into a when-issued transaction, cash or other liquid securities are segregated in an amount equal to or greater than the value of the when-issued transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

9. Income Tax Information and Distributions

     The Fund declares dividends daily from net investment income and makes payments monthly. Net realized capital gains, if any, are distributed annually and are taxable. Dividends and capital gains distributions are paid in additional shares at the net asset value per share or in cash, at the shareholder’s option.

     The Fund intends to maintain, to the maximum extent possible, the tax-exempt status of interest payments received from portfolio municipal securities in order to allow dividends paid to shareholders from net investment income to be exempt from regular Federal and Commonwealth of Kentucky income taxes. Due to differences between financial statement reporting and Federal income tax reporting requirements, distributions made by the Fund may not be the same as the Fund’s net investment income, and/or net realized securities gains. Further, a small portion of the dividends may, under some circumstances, be subject to taxes at ordinary income and/or capital gain rates. For certain shareholders, some dividend income may, under some circumstances, be subject to the alternative minimum tax. As a result of the passage of the Regulated Investment Company Modernization Act of 2010 (the “Act”), losses incurred in this fiscal year and beyond retain their character as short-term or long-term, have no expiration date and are utilized before capital losses incurred prior to the enactment of the Act.

27 | Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY

NOTES TO FINANCIAL STATEMENTS (continued)

MARCH 31, 2018

     The tax character of distributions was as follows:

	Year	Year
	Ended	Ended
	March 31, 2018	March 31, 2017
Net tax-exempt income	$5,934,332	$6,914,503
Ordinary Income	47,664	25,821
Long-term Capital gains	143,672	—
	$6,125,668	$6,940,324

     As of March 31, 2018, the components of distributable earnings on a tax basis were as follows:

Accumulated net realized gain	$292,973
Unrealized appreciation	1,921,821
Undistributed tax-exempt income	204,180
Other temporary differences	(141,284)
$2,277,690

     The difference between book basis and tax basis undistributed income is due to the timing difference, and other temporary differences, in recognizing dividends paid and the tax treatment of market discount amortization and the deduction of distributions payable.

10. Credit Facility

     Effective August 30, 2017, the Bank of New York Mellon and the Aquila Group of Funds became parties to a $40 million credit agreement, which currently terminates on August 29, 2018.  In accordance with the Aquila Group of Funds Guidelines for Allocation of Committed Line of Credit (the Aquila Group of Funds is comprised of nine funds), each fund is responsible for payment of its proportionate share of

a)	a 0.15% per annum commitment fee; and,

b)	interest on amounts borrowed for temporary or emergency purposes by the Fund (at the applicable rate selected by the Aquila Group of Funds at the time of the borrowing of either (i) the one-month Eurodollar Rate or (ii) a rate equal to the greater of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on such day, or (c) the Overnight Eurodollar Rate in effect on such day).

     There were no borrowings under the credit agreement for the period ended March 31, 2018.

28 | Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY

FINANCIAL HIGHLIGHTS

     For a share outstanding throughout each period

	Class A

	Year Ended March 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$10.55	$10.88	$10.91	$10.65	$10.97
Income from investment operations:
Net investment income(1)	0.26	0.29	0.32	0.33	0.34
Net gain (loss) on securities (both
realized and unrealized)	(0.06)	(0.33)	(0.03)	0.26	(0.32)
Total from investment operations	0.20	(0.04)	0.29	0.59	0.02
Less distributions (note 9):
Dividends from net investment income	(0.26)	(0.29)	(0.32)	(0.33)	(0.34)
Distributions from capital gains	(0.01)	—	—	—	—
Total distributions	(0.27)	(0.29)	(0.32)	(0.33)	(0.34)
Net asset value, end of period	$10.48	$10.55	$10.88	$10.91	$10.65
Total return (not reflecting sales charge)	1.89%	(0.40)%	2.75%	5.61%	0.21%
Ratios/supplemental data
Net assets, end of period (in millions)	$160	$185	$189	$187	$188
Ratio of expenses to average net assets	0.75%	0.73%	0.73%	0.78%	0.80	%(2)
Ratio of net investment income to
average net assets	2.48%	2.69%	3.00%	3.07%	3.18	%(2)
Portfolio turnover rate	9%.	27%	7%	14%	9%

_________________________

(1)	Per share amounts have been calculated using the daily average shares method.
(2)	Includes expenses incurred in connection with the reorganization of the Fund into a series of Aquila Municipal Trust. Without these expenses, the expense ratio and the net investment income ratio would have been 0.76% and 3.22%, respectively, for the year ended March 31, 2014.

See accompanying notes to financial statements.

29 | Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY

FINANCIAL HIGHLIGHTS (continued)

     For a share outstanding throughout each period

	Class C

	Year Ended March 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$10.54	$10.87	$10.90	$10.64	$10.96
Income from investment operations:
Net investment income(1)	0.17	0.20	0.23	0.24	0.25
Net gain (loss) on securities (both
realized and unrealized)	(0.06)	(0.33)	(0.03)	0.26	(0.32)
Total from investment operations	0.11	(0.13)	0.20	0.50	(0.07)
Less distributions (note 9):
Dividends from net investment income	(0.17)	(0.20)	(0.23)	(0.24)	(0.25)
Distributions from capital gains	(0.01)	—	—	—	—
Total distributions	(0.18)	(0.20)	(0.23)	(0.24)	(0.25)
Net asset value, end of period	$10.47	$10.54	$10.87	$10.90	$10.64
Total return (not reflecting CDSC)	1.03%	(1.24)%	1.88%	4.72%	(0.64)%
Ratios/supplemental data
Net assets, end of period (in millions)	$9	$9	$10	$10	$10
Ratio of expenses to average net assets	1.60%	1.58%	1.58%	1.63%	1.65	%(2)
Ratio of net investment income to
average net assets	1.63%	1.84%	2.14%	2.21%	2.33	%(2)
Portfolio turnover rate	9%	27%	7%	14%	9%

_________________________

(1)	Per share amounts have been calculated using the daily average shares method.
(2)	Includes expenses incurred in connection with the reorganization of the Fund into a series of Aquila Municipal Trust. Without these expenses, the expense ratio and the net investment income ratio would have been 1.61% and 2.37%, respectively, for the year ended March 31, 2014.

See accompanying notes to financial statements.

30 | Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY

FINANCIAL HIGHLIGHTS (continued)

     For a share outstanding throughout each period

	Class I

	Year Ended March 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$10.54	$10.87	$10.90	$10.64	$10.97
Income from investment operations:
Net investment income(1)	0.25	0.27	0.31	0.32	0.32
Net gain (loss) on securities (both
realized and unrealized)	(0.07)	(0.33)	(0.03)	0.26	(0.33)
Total from investment operations	0.18	(0.06)	0.28	0.58	(0.01)
Less distributions (note 9):
Dividends from net investment income	(0.24)	(0.27)	(0.31)	(0.32)	(0.32)
Distributions from capital gains	(0.01)	—	—	—	—
Total distributions	(0.25)	(0.27)	(0.31)	(0.32)	(0.32)
Net asset value, end of period	$10.47	$10.54	$10.87	$10.90	$10.64
Total return	1.74%	(0.55)%	2.61%	5.46%	(0.05)%
Ratios/supplemental data
Net assets, end of period (in millions)	$7	$8	$9	$8	$7
Ratio of expenses to average net assets	0.90%	0.87%	0.87%	0.92%	0.96	%(2)
Ratio of net investment income to
average net assets	2.33%	2.54%	2.86%	2.93%	3.02	%(2)
Portfolio turnover rate	9%	27%	7%	14%	9%

_________________________

(1)	Per share amounts have been calculated using the daily average shares method.
(2)	Includes expenses incurred in connection with the reorganization of the Fund into a series of Aquila Municipal Trust. Without these expenses, the expense ratio and the net investment income ratio would have been 0.92% and 3.06%, respectively, for the year ended March 31, 2014.

See accompanying notes to financial statements.

31 | Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY

FINANCIAL HIGHLIGHTS (continued)

     For a share outstanding throughout each period

	Class Y

	Year Ended March 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$10.55	$10.88	$10.91	$10.65	$10.98
Income from investment operations:
Net investment income(1)	0.28	0.31	0.34	0.35	0.35
Net gain (loss) on securities (both
realized and unrealized)	(0.06)	(0.34)	(0.03)	0.26	(0.33)
Total from investment operations	0.22	(0.03)	0.31	0.61	0.02
Less distributions (note 9):
Dividends from net investment income	(0.28)	(0.30)	(0.34)	(0.35)	(0.35)
Distributions from capital gains	(0.01)	—	—	—	—
Total distributions	(0.29)	(0.30)	(0.34)	(0.35)	(0.35)
Net asset value, end of period	$10.48	$10.55	$10.88	$10.91	$10.65
Total return	2 04%	(0.25)%	2.92%	5.77%	0.27%
Ratios/supplemental data
Net assets, end of period (in millions)	$43	$51	$47	$32	$29
Ratio of expenses to average net assets	0.60%	0.58%	0.58%	0.63%	0.65	%(2)
Ratio of net investment income to
average net assets	2.63%	2.84%	3.15%	3.21%	3.33	%(2)
Portfolio turnover rate	9%	27%	7%	14%	9%

_________________________

(1)	Per share amounts have been calculated using the daily average shares method.
(2)	Includes expenses incurred in connection with the reorganization of the Fund into a series of Aquila Municipal Trust. Without these expenses, the expense ratio and the net investment income ratio would have been 0.61% and 3.37%, respectively, for the year ended March 31, 2014.

See accompanying notes to financial statements.

32 | Aquila Churchill Tax-Free Fund of Kentucky

Additional Information (unaudited)

Trustees(1)
and Officers			Number of
	Positions		Portfolios
	Held with		in Fund
	Fund and	Principal	Complex(4)	Other Directorships
Name	Length of	Occupation(s)	Overseen	Held by Trustee
and Year of Birth(2)	Service(3)	During Past 5 Years	by Trustee	During Past 5 Years

Interested Trustee(5)

Diana P. Herrmann New York, NY (1958)	Vice Chair of Aquila Municipal Trust since 2014, Trustee since 1994 and President since 1998	Chair (since 2016 and previously Vice Chair since 2004) and Chief Executive Officer (since 2004) of Aquila Management Corporation, Founder and Sponsor of the Aquila Group of Funds(6) and parent of Aquila Investment Management LLC, Manager, President since 1997, Chief Operating Officer, 1997-2008, a Director since 1984, Secretary since 1986 and previously its Executive Vice President, Senior Vice President or Vice President, 1986-1997; Chief Executive Officer (since 2004) and Chair (since 2016 and previously Vice Chair since 2004), President and Manager since 2003, and Chief Operating Officer (2003-2008), of the Manager; Chair, Vice Chair, President, Executive Vice President and/or Senior Vice President of funds in the Aquila Group of Funds since 1986; Manager of the Distributor since 1997; Governor, Investment Company Institute (the U.S. mutual fund industry trade organization dedicated to protecting shareholder interests and educating the public about investing) for various periods since 2004, and Chair of its Small Funds Committee, 2004-2009; active in charitable and volunteer organizations.	11	Director of ICI Mutual Insurance Company, a Risk Retention Group, for various periods since 2006; formerly Vice Chair and Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2004-2012

Non-Interested Trustees

Thomas A. Christopher Danville, KY (1947)	Chair of the Board of Aquila Municipal Trust since 2017; Trustee since 2009	Principal, Robinson, Hughes & Christopher, C.P.A.s, P.S.C., since July 2017, previously Senior Partner, since 1977; Chairman of the Board, A Good Place for Fun, Inc., a sports facility, since 1987, President, 1987-2012; Director, Global Outreach International, since 2011; member of the Kentucky Primary Care Technical Advisory Committee, since 2017; Director, Sunrise Children’s Services Inc., 2010-2013; currently or formerly active with various professional and community organizations.	5	None

33 | Aquila Churchill Tax-Free Fund of Kentucky

Additional Information (unaudited)

Trustees(1)
and Officers			Number of
	Positions		Portfolios
	Held with		in Fund
	Fund and	Principal	Complex(4)	Other Directorships
Name	Length of	Occupation(s)	Overseen	Held by Trustee
and Year of Birth(2)	Service(3)	During Past 5 Years	by Trustee	During Past 5 Years

Non-Interested Trustees (cont’d)

Ernest Calderón Phoenix, AZ (1957)	Trustee of Aquila Municipal Trust since 2004	Attorney (currently, Partner, Calderón Law Offices, PLC); Regent emeritus and President emeritus Arizona Board of Regents; Adjunct Professor, Northern Arizona University; Doctoral Candidate (2020) University of Southern California; served six Arizona governors by appointment; Past President, Grand Canyon Council of Boy Scouts of America; Past President, State Bar of Arizona, 2003-2004; member, American Law Institute.	5	None

Gary C. Cornia St. George, UT (1948)	Trustee of Aquila Municipal Trust since 2009	Emeritus Dean and Professor, Marriott School of Management, Brigham Young University 2014-present; Professor, Marriott School of Management, Brigham Young University, 1980-2014; Commissioner, Utah State Securities Commission, 2013–present; Dean, Marriott School of Management, 2008-2013; Director, Romney Institute of Public Management, Marriott School of Management, 2004-2008; Past President, National Tax Association; Fellow, Lincoln Institute of Land Policy, 2002-present; Associate Dean, Marriott School of Management, Brigham Young University, 1991-2000; member, Utah Governor’s Tax Review Committee, 1993-2009.	8	International Center for Land Policies and Training, Taipei, Taiwan, Director and Chair of Executive Committee

Grady Gammage, Jr. Phoenix, AZ (1951)	Trustee of Aquila Municipal Trust since 2001	Founding partner, Gammage & Burnham, PLC, a law firm, Phoenix, Arizona, since 1983; director, Central Arizona Water Conservation District, 1992-2004; Senior Fellow, Morrison Institute for Public Policy and Kyl Institute for Water Policy; Adjunct Professor, Sandra Day O’Connor College of Law; W. P. Carey School of Business; active with Urban Land Institute; Author, “The Future of the Suburban City” Island Press, 2016.	7	None

34 | Aquila Churchill Tax-Free Fund of Kentucky

Additional Information (unaudited)

Trustees(1)
and Officers			Number of
	Positions		Portfolios
	Held with		in Fund
	Fund and	Principal	Complex(4)	Other Directorships
Name	Length of	Occupation(s)	Overseen	Held by Trustee
and Year of Birth(2)	Service(3)	During Past 5 Years	by Trustee	During Past 5 Years

Non-Interested Trustees (cont’d)

Glenn P. O’Flaherty Granby, CO (1958)	Trustee of Aquila Municipal Trust since 2013	Chief Financial Officer and Chief Operating Officer of Lizard Investors, LLC, 2008; Co-Founder, Chief Financial Officer and Chief Compliance Officer of Three Peaks Capital Management, LLC, 2003-2005; Vice President – Investment Accounting, Global Trading and Trade Operations, Janus Capital Corporation, and Chief Financial Officer and Treasurer, Janus Funds, 1991-2002.	8	Formerly Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2009-2012

James R. Ramsey Louisville, KY (1948)	Trustee of Aquila Municipal Trust since 2013	Retired; President, University of Louisville, 2002-2016; Professor of Economics, University of Louisville, 1999-2016; Kentucky Governor’s Senior Policy Advisor and State Budget Director, 1999-2002; Vice Chancellor for Finance and Administration, the University of North Carolina at Chapel Hill, 1998 to 1999; previously Vice President for Finance and Administration at Western Kentucky University, State Budget Director for the Commonwealth of Kentucky, Chief State Economist and Executive Director for the Office of Financial Management and Economic Analysis for the Commonwealth of Kentucky, Adjunct Professor at the University of Kentucky, Associate Professor at Loyola University-New Orleans and Assistant Professor at Middle Tennessee State University.	5	Community Bank and Trust, Pikeville, KY and Texas Roadhouse Inc.

Laureen L. White North Kingstown, RI (1959)	Trustee of Aquila Municipal Trust since 2013 President,	Greater Providence Chamber of Commerce, since 2005, Executive Vice President 2004-2005 and Senior Vice President, 1989-2002; Executive Counselor to the Governor of Rhode Island for Policy and Communications, 2003-2004.	5	None

35 | Aquila Churchill Tax-Free Fund of Kentucky

(1) The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.

(2) The mailing address of each Trustee is c/o Aquila Municipal Trust, 120 West 45th Street, Suite 3600, New York, NY 10036.

(3) Each Trustee holds office until his or her successor is elected or his or her earlier retirement or removal.

(4) Includes certain Aquila-sponsored funds that are dormant and have no public shareholders.

(5) Ms. Herrmann is an “interested person” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as an officer of the Trust, as a director, officer and shareholder of the Manager’s corporate parent, as an officer and Manager of the Manager, and as a Manager of the Distributor.

(6) The “Aquila Group of Funds” includes: Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado, Hawaiian Tax-Free Trust, Aquila Churchill Tax-Free Fund of Kentucky, Aquila Tax-Free Trust of Oregon, Aquila Narragansett Tax-Free Income Fund (Rhode Island) and Aquila Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund and are called the “Aquila Municipal Bond Funds”; Aquila Three Peaks Opportunity Growth Fund, which is an equity fund; and Aquila Three Peaks High Income Fund, which is a high-income corporate bond fund.

36 | Aquila Churchill Tax-Free Fund of Kentucky

Positions
Held with
Trust and
Name	Length of
and Year of Birth(1)	Service(2)	Principal Occupation(s) During Past 5 Years

Officers(3)

Charles E. Childs, III New York, NY (1957)	Executive Vice President of Aquila Municipal Trust since 2003 and Secretary since 2011	Executive Vice President of all funds in the Aquila Group of Funds and the Manager and the Manager’s parent since 2003; Chief Operating Officer of the Manager and the Manager’s parent since 2008; Secretary of all funds in the Aquila Group of Funds since 2011; formerly Senior Vice President, corporate development, Vice President, Assistant Vice President and Associate of the Manager’s parent since 1987; Executive Vice President, Senior Vice President, Vice President or Assistant Vice President of the Aquila money-market funds, 1988-2012; Manager of the Distributor since 2012.

Marie E. Aro New York, NY (1955)	Senior Vice President of Aquila Municipal Trust since 2010	Co-President, Aquila Distributors LLC since 2010, Vice President, 1993-1997; Senior Vice President, Aquila Municipal Trust (since 2013), Aquila Funds Trust (since 2013), Aquila Tax-Free Trust of Arizona (since 2010 and Vice President, 2004-2010), Aquila Three Peaks High Income Fund (since 2006), Hawaiian Tax-Free Trust and Aquila Tax-Free Trust of Oregon (since 2010), Aquila Three Peaks Opportunity Growth Fund (2004-2013) and Aquila Churchill Tax-Free Fund of Kentucky, Aquila Narragansett Tax-Free Income Fund, Aquila Tax-Free Fund For Utah, and Aquila Tax-Free Fund of Colorado (2010-2013); Vice President, INVESCO Funds Group, 1998-2003.

Stephen J. Caridi New York, NY (1961)	Senior Vice President of Aquila Municipal Trust since 2013	Vice President, Hawaiian Tax-Free Trust since 1998; Senior Vice President, Aquila Municipal Trust since 2013; Vice President, Aquila Funds Trust since 2013; Senior Vice President, Aquila Narragansett Tax-Free Income Fund 1998-2013, Vice President 1996-1997; Senior Vice President, Aquila Tax-Free Fund of Colorado 2004-2009; Vice President, Aquila Three Peaks Opportunity Growth Fund 2006-2013.

Paul G. O’Brien New York, NY (1959)	Senior Vice President of Aquila Municipal Trust since 2010	Co-President, Aquila Distributors LLC since 2010, Managing Director, 2009-2010; Senior Vice President of various funds in the Aquila Group of Funds since 2010 and all funds since 2013; held various positions to Senior Vice President and Chief Administrative Officer of Evergreen Investments Services, Inc., 1997-2008; Mergers and Acquisitions Coordinator for Wachovia Corporation, 1994-1997.

Craig T. DiRuzzo Denver, CO (1976)	Vice President of Aquila Municipal Trust since 2013	Vice President, Aquila Municipal Trust, and Regional Sales Manager of the Distributor, since 2013; Regional Vice President, B I C Group, LLC, Denver, CO, 2012; Vice President, Wellesley Investment Advisors, Denver, CO, 2011-2012; Mutual Funds Sales Director, UBS Global Asset Management, Denver, CO, 2004-2010, Internal Investment Consultant, 2002-2004.

37 | Aquila Churchill Tax-Free Fund of Kentucky

Positions
Held with
Trust and
Name	Length of
and Year of Birth(1)	Service(2)	Principal Occupation(s) During Past 5 Years

Officers (cont’d)(3)

Royden P. Durham Louisville, KY (1951)	Vice President of Aquila Municipal Trust since 2013; Portfolio Manager of Aquila Churchill Tax-Free Fund of Kentucky (since 2011), Aquila Tax-Free Trust of Arizona (since 2017) and Aquila Tax-Free Fund For Utah (since 2017)	Vice President and Lead Portfolio Manager of Aquila Churchill Tax-Free Fund of Kentucky since 2011; Vice President and Portfolio Manager of Aquila Tax-Free Trust of Arizona (since 2017) and Aquila Tax-Free Fund For Utah (since 2017); President, advEnergy solutions LLC, 2007-2011; Vice President and Trust Advisor, JP Morgan Chase, 2005-2006; Vice President and Trust Officer, Regions Morgan Keegan Trust, 2003-2005; Vice President Fixed Income and Equity Portfolios, The Sachs Company / Louisville Trust Company, 1986-2003.

Brandon M. Moody Crestwood, KY (1984)	Vice President of Aquila Municipal Trust since 2014	Vice President, Aquila Churchill Tax-Free Fund of Kentucky since 2014; Territory Manager, Jefferson National, 2010 - 2014; Licensed Financial Sales Consultant, PNC Investments, 2009-2010.

Nirmal Rijhwani Scottsdale, AZ (1978)	Vice President of Aquila Municipal Trust since 2016	Vice President, Aquila Tax-Free Trust of Arizona since December 2016; Regional Sales Manager and previoisly Regional Sales Development Manager, Aquila Distributors LLC since 2014; Regional Director - External Wholesaler, James Alpha Management, LLC,2012-2013; Regional Vice President – External Wholesaler, BIC Group, LLC. 2011-2012.

Anthony A. Tanner Phoenix, AZ (1960)	Vice President of Aquila Municipal Trust since 2018 and Portfolio Manager of Aquila Tax-Free Trust of Arizona, Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Fund For Utah since 2018	Vice President and Lead Portfolio Manager of Aquila Tax-Free Trust of Arizona since 2018; Vice President and Portfolio Manager of Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Fund For Utah since 2018; Senior Portfolio Manager at BNY Mellon Wealth Management from 2016 to 2018; a Senior Client Advisor at BMO Private Bank from 2014 to 2015; and Senior Fixed Income Manager at Wells Fargo Private Bank from 2010 to 2014.

38 | Aquila Churchill Tax-Free Fund of Kentucky

Positions
Held with
Trust and
Name	Length of
and Year of Birth(1)	Service(2)	Principal Occupation(s) During Past 5 Years

Officers (cont’d)(3)

James T. Thompson Bountiful, Utah (1955)	Vice President of Aquila Municipal Trust since 2009; Portfolio Manager of Aquila Tax-Free Fund For Utah (since 2009), Aquila Tax-Free Trust of Arizona (since 2017) and Aquila Churchill Tax-Free Fund of Kentucky (since 2017)	Vice President and Lead Portfolio Manager of Aquila Tax-Free Fund For Utah since 2009; Vice President and Portfolio Manager of Aquila Tax-Free Trust of Arizona and Aquila Churchill Tax-Free Fund of Kentucky since 2009; Senior Vice President, First Security Bank/Wells Fargo Brokerage Services LLC, Salt Lake City, Utah 1991-2009.

M. Kayleen Willis Salt Lake City, UT (1963)	Vice President of Aquila Municipal Trust since 2013	Vice President, Aquila Tax-Free Fund For Utah since 2003, Assistant Vice President, 2002-2003; Vice President, Aquila Three Peaks Opportunity Growth Fund, 2004-2013 and Aquila Funds Trust since 2013.

Amy L. Rydalch Oakley, UT (1970)	Assistant Vice President of Aquila Municipal Trust since 2013	Assistant Vice President, Aquila Tax-Free Fund For Utah since 2010, independent credit analyst, 2001-2009, for Aquila Tax-Free Fund For Utah.

Randall S. Fillmore New York, NY (1960)	Chief Compliance Officer of Aquila Municipal Trust since 2012	Chief Compliance Officer of all funds in the Aquila Group of Funds, the Manager and the Distributor since 2012; Managing Director, Fillmore & Associates, 2009-2012; Fund and Adviser Chief Compliance Officer (2002-2009), Senior Vice President - Broker Dealer Compliance (2004-2009), Schwab Funds Anti Money Laundering Officer and Identity Theft Prevention Officer (2004-2009), Vice President - Internal Audit (2000-2002), Charles Schwab Corporation; National Director, Information Systems Risk Management - Consulting Services (1999-2000), National Director, Investment Management Audit and Business Advisory Services (1992-1999), Senior Manager, Manager, Senior and Staff Roles (1983-1992), PricewaterhouseCoopers LLP.

39 | Aquila Churchill Tax-Free Fund of Kentucky

Positions
Held with
Trust and
Name	Length of
and Year of Birth(1)	Service(2)	Principal Occupation(s) During Past 5 Years

Officers (cont’d)(3)

Joseph P. DiMaggio New York, NY (1956)	Chief Financial Officer of Aquila Municipal Trust since 2003 and Treasurer since 2000	Chief Financial Officer of all funds in the Aquila Group of Funds since 2003 and Treasurer since 2000.

Yolonda S. Reynolds New York, NY (1960)	Assistant Treasurer of Aquila Municipal Trust since 2010	Assistant Treasurer of all funds in the Aquila Group of Funds since 2010; Director of Fund Accounting for the Aquila Group of Funds since 2007.

Lori A. Vindigni New York, NY (1966)	Assistant Treasurer of Aquila Municipal since 2000	Assistant Treasurer of all funds in the Aquila Group of Funds since 2000; Assistant Vice President of the Manager or its predecessor and current parent since 1998; Fund Accountant for the Aquila Group of Funds, 1995-1998.

_________________

(1) The mailing address of each officer is c/o Aquila Municipal Trust, 120 West 45th Street, Suite 3600, New York, NY 10036.

(2) The term of office of each officer is one year.

(3) The Trust’s Statement of Additional Information includes additional information about the officers and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.

40 | Aquila Churchill Tax-Free Fund of Kentucky

Your Fund’s Expenses (unaudited)

     As a Fund shareholder, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges (“CDSC”) with respect to Class C shares; and (2) ongoing costs including management fees; distribution “12b-1” and/or service fees; and other Fund expenses. The table below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The table below assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

     The table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses that you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During the Period”.

Hypothetical Example for Comparison with Other Funds

     Under the heading, “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

     Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual			Hypothetical
	(actual return after expenses)			(5% annual return before expenses)
			Expenses(2)		Expenses(2)
	Beginning	Ending(1)	Paid During	Ending	Paid During	Net
	Account	Account	Period	Account	Period	Annualized
Share	Value	Value	10/1/17 –	Value	10/1/17 –	Expense
Class	10/1/17	3/31/18	3/31/18	3/31/18	3/31/18	Ratio
A	$1,000	$996.80	$3.73	$1,021.19	$3.78	0.75%
C	$1,000	$992.50	$7.95	$1,016.95	$8.05	1.60%
I	$1,000	$996.00	$4.53	$1,020.39	$4.58	0.91%
Y	$1,000	$997.50	$2.99	$1,021.94	$3.02	0.60%

(1)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A or the applicable CDSC with respect to Class C shares. Total return is not annualized and as such, it may not be representative of the total return for the year.

(2)	Expenses are equal to the annualized expense ratio for the six-month period as indicated above - in the far right column - multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

41 | Aquila Churchill Tax-Free Fund of Kentucky

Information Available (unaudited)

     Much of the information that the funds in the Aquila Group of Funds produce is automatically sent to you and all other shareholders. Specifically, you are routinely sent your Fund’s entire list of portfolio securities twice a year in the semi-annual and annual reports you receive. Additionally, under Fund policies, the Manager publicly discloses the complete schedule of the Fund’s portfolio holdings, as of each calendar quarter, generally by the 15th day after the end of each calendar quarter. Such information remains accessible until the next schedule is made publicly available. You may obtain a copy of the Fund’s portfolio holdings schedule for the most recently completed period by visiting the Fund’s website at www.aquilafunds.com. Whenever you wish to see a listing of your Fund’s portfolio other than in your shareholder reports, please check our website at www.aquilafunds.com or call us at 1-800-437-1000.

     The Fund additionally files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available free of charge on the SEC website at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. or by calling 1-800-SEC-0330.

Proxy Voting Record (unaudited)

     During the 12 month period ended June 30, 2017, there were no proxies related to any portfolio instruments held by the Fund. As such, the Fund did not vote any proxies. Applicable regulations require us to inform you that the Fund’s proxy voting information is available on the SEC website at www.sec.gov.

Federal Tax Status of Distributions (unaudited)

     This information is presented in order to comply with a requirement of the Internal Revenue Code. No action on the part of shareholders is required.

     For the fiscal year ended March 31, 2018, $5,934,332 of dividends paid by Aquila Churchill Tax-Free Fund of Kentucky, constituting 96.9% of total dividends paid, were exempt-interest dividends; $143,672 of dividends paid by the Fund constituting 2.3% of total dividends paid were capital gains distributions and the balance was ordinary income.

     Prior to February 15, 2019, shareholders will be mailed the appropriate tax form(s) which will contain information on the status of distributions paid for the 2018 calendar year.

42 | Aquila Churchill Tax-Free Fund of Kentucky

(THIS PAGE INTENTIONALLY LEFT BLANK)

(THIS PAGE INTENTIONALLY LEFT BLANK)

Founders

     Lacy B. Herrmann (1929-2012)

Aquila Management Corporation, Sponsor

Manager

AQUILA INVESTMENT MANAGEMENT LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Board of Trustees

Thomas A. Christopher, Chair

Diana P. Herrmann, Vice Chair

Ernest Calderón

Gary C. Cornia

Grady Gammage, Jr.

Glenn P. O’Flaherty

James R. Ramsey

Laureen L. White

Officers

Diana P. Herrmann, President

Charles E. Childs, III, Executive Vice President and Secretary

Marie E. Aro, Senior Vice President

Paul G. O’Brien, Senior Vice President

Royden P. Durham, Vice President

and Lead Portfolio Manager

Anthony A. Tanner, Vice President

and Portfolio Manager

James T. Thompson, Vice President and

Portfolio Manager

Brandon M. Moody, Vice President

Randall S. Fillmore, Chief Compliance Officer

Joseph P. DiMaggio, Chief Financial Officer and Treasurer

Distributor

AQUILA DISTRIBUTORS LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Transfer and Shareholder Servicing Agent

BNY MELLON INVESTMENT SERVICING (US) INC.

4400 Computer Drive

Westborough, Massachusetts 01581

Custodian

THE BANK OF NEW YORK MELLON

225 Liberty Street

New York, New York 10286

Independent Registered Public Accounting Firm

     TAIT, WELLER & BAKER LLP

1818 Market Street, Suite 2400

Philadelphia, Pennsylvania 19103

Further information is contained in the Prospectus,

which must precede or accompany this report.

43 | Aquila Churchill Tax-Free Fund of Kentucky

Annual Report March 31, 2018

Aquila Narragansett Tax-Free Income Fund “Consistency and Continuity” Serving Rhode Island investors since 1992

     May, 2018

Dear Fellow Shareholder:

     For over three decades, we have sought to give you as comprehensive a picture of Aquila Narragansett Tax-Free Income Fund as possible by highlighting, in each Annual Report letter, topics we believe you will find of interest.

     Yes – “over three decades!” That’s a considerable amount of time. Yet, in some ways, it seems like just yesterday.

     We believe part of the reason why it doesn’t feel nearly that long to us is because of our commitment to consistency and continuity.

     If we look back over the Aquila Group of Funds’ and the Fund’s existence, many things “feel” the same. In fact, while we have made certain changes, out of necessity or desire, over the years, we take great pride in the unbroken and consistent existence of our core values and beliefs implemented by dedicated and talented individuals.

     First and foremost, we never forget that it is your money and your Fund, investing in your state. We view every interaction with you, our shareholders, and your financial professionals as an opportunity to strengthen that relationship.

     We also value the fact that you and your fellow shareholders have invested in Aquila Narragansett Tax-Free Income Fund not only for tax-free income, but also for preservation of capital.

     These two key values are the basis of our four guiding principles:

•	manage conservatively

•	focus on what we know best

•	put customers first; and

•	know what’s important

     As investment managers for nearly 35 years, we have always believed that investing successfully depends on knowing what you own and why you own it. We believe this is particularly important in today’s markets.

     Moreover, we have never lost sight of the strategy that we formulated with our first municipal bond fund back in 1985. That strategy, which was specifically designed with a goal to meet your Fund’s investment objective of double tax-free income and stability of capital on as consistent a basis as possible, includes sticking with high quality investments, keeping an intermediate maturity for the Fund’s portfolio of investments, diversifying our investments, and utilizing the expertise of local talent.

     In line with our guiding principles, we have always believed that local makes a real difference - local trustees, local portfolio management and local shareholder meetings. We don’t have to read about issues affecting the state, because we have our local eyes and ears.

NOT A PART OF THE ANNUAL REPORT

     Our portfolio management teams are attuned to the nuances of the local municipal markets, the economy and policy decisions. They are well-positioned to “kick the tires” - periodically visiting individual projects as deemed desirable, monitoring economic developments, staying familiar with, and reaching out to, local officials responsible for managing budgets, and observing the mood of the electorate as various projects are put to a vote.

     We have also continually placed an emphasis on the quality of investments and the quality of the individuals who oversee those investments. When selecting securities we have always focused on the source and reliability of revenue and income streams, the management teams and the financial decisions they make, and the discipline those teams apply to executing their strategic and budget plans.

     Our investment strategy of consistently focusing upon municipal bond funds with intermediate maturities has always been with a goal to limit volatility with any change in interest rates.

     Our philosophy concerning diversification has been consistent as well. It’s quite simple – “don’t put all of your eggs in one basket.” To the maximum extent possible, Aquila Narragansett Tax-Free Income Fund continually strives to invest in as many types of projects as possible throughout the state. This is done not only to limit exposure in any particular situation, but also to enhance the quality of life throughout Rhode Island by financing worthy municipal projects. We are very proud that your Fund has consistently served thousands of residents and local projects very well over the years through its support of Rhode Island’s vital infrastructure.

     In addition to our timeless and consistent focus, our continuity continues through the high caliber and longevity of our team. For example, I’ve been with the Aquila Group of Funds for over 30 years now. Your Fund has been fortunate to draw upon the experience of many other long-tenured team members as well over the years.

     So, while the pieces of the puzzle may have changed shape over the years, when put together, the picture it forms is still the same - year in and year out.

     Thank you for your continued confidence and loyalty in Aquila Narragansett Tax-Free Income Fund.

Sincerely,

Diana P. Herrmann, Vice Chair and President

Any information in this Shareholder Letter regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

NOT A PART OF THE ANNUAL REPORT

Aquila Narragansett Tax-Free Income Fund ANNUAL REPORT Management Discussion Serving Rhode Island investors since 1992

     Aquila Narragansett Tax-Free Income Fund (the “Fund”) seeks to provide the highest level of double tax-free income possible as is consistent with preservation of capital while investing in high-quality municipal bonds. The Fund strives to accomplish this by constructing a diversified investment portfolio of investment grade Rhode Island municipal securities. As an extra measure of credit protection to shareholders, some securities owned by the Fund are insured. Over the history of the Fund, a maturity range of between 5 and 15 years has been maintained with the goal to produce a reasonable level of income return with relatively high stability for the Fund’s share price. The intention is to maintain a similar profile going forward. As of March 31, 2018, the portfolio had an average maturity of 9.24 years.

FUND PERFORMANCE

     Returns for Aquila Narragansett Tax-Free Income Fund were between both the Bloomberg Barclays Municipal Bond Index and the Bloomberg Barclays Quality Intermediate Municipal Bond Index (the “Index”) for calendar year 2017. For the fiscal year ending March 31, 2018, performance for the Fund’s Class Y Share class was 2.34%. This was better than the 1.11% return for the Bloomberg Barclays Capital Quality Intermediate Index for the same period. The Fund maintained a longer but declining duration than the Index, and the municipal yield curve flattened mostly on the shorter end, as a result of the Federal Reserve (the “Fed”) raising short term interest rates. The beginning of 2018 was marked by a renewal of volatility and rising interest rates, and we saw the Net Asset Value (“NAV”) fall in response. During the first quarter of 2018, portfolio duration has shortened as some sales have taken place and new purchases have had shorter duration and maturity with a goal to lessen the impact of potentially higher interest rates. The overall credit quality of the portfolio has been maintained at the similar levels as in previous years.

MUNICIPAL MARKET

     The municipal market had reasonably good year, despite the lumpiness of issuance throughout the year. The good news was that municipal bonds maintained their tax-exempt status post-tax reform. The impact of tax reform on pre-refunded bonds however, was less positive. Pre-refunded bonds issued after January 1, 2018 will now be taxable; however, all bonds issued prior to that date will remain tax-exempt. This significant change caused a groundswell of discussion and issuance during the last quarter of 2017. Issuers, who were considering holding off issuing new bonds until 2018, flooded the markets in order to keep their refunding issues tax-exempt. While this one change may be significant, many issues that could have been refunded had been refunded over the past few years. With additional supply and interest rates moving higher in December, 2017 and during the first quarter of 2018, some deterioration in spreads and performance has occurred. A bit of good news for municipal bonds is that, given the phase-out of some deductions for mortgage interest and state and local taxes, municipals may appear to be even more attractive for individuals beginning in the tax year 2018. Changes in the corporate tax rate have lessened the demand for municipal bonds; however, a Bill in Congress may allow for municipal bonds to be classified similarly to U.S. Treasury bonds, which could provide additional demand for bonds.

1 | Aquila Narragansett Tax-Free Income Fund

MANAGEMENT DISCUSSION (continued)

U.S. ECONOMY

     The U.S. economy continues to show steady growth as economic fundamentals appear unaffected so far by any headlines. The Federal Reserve has implemented several increases in its target rate Discount Rate, and began shrinking its balance sheet during the second half of 2017. This has put some pressure on interest rates across the board, but longer term rates have been less responsive to Fed actions, as inflationary expectations have yet to fully materialize. During the first quarter of 2018, equity and bond market volatility increased; a result of higher inflationary concerns given proposed fiscal stimulus and the more rapid removal of monetary stimulus by the Federal Reserve. Most broad equity indices had good returns for calendar year 2017 while most broad fixed income indices were modestly positive for the year. The S&P 500 ended the year with a total return of 19.42%. The Bloomberg Barclays Aggregate Bond Index had a total return of 3.54% for the same calendar year. International markets had the best returns of the broad indices as the MSCI EAFE and the MSCI Emerging Markets returned 25.03% and 37.28% respectively for 2017.

RHODE ISLAND ECONOMY

     The Rhode Island economy continued to show some positive trends, although the unemployment rate has risen slightly to 4.5% (March 2018) from the low of 4.4% during the most recent year . While the Rhode Island trend for a short period during the year was below that of the U.S. unemployment rate, the U.S. rate has remained a bit more steady at approximately 4.5% for the past few months. Despite the modest rise, Rhode Island -based jobs were up 6,400 and the number of employed Rhode Island residents rose by 4,200 over the prior year. A number of job sectors have shown considerable growth over the past year. Sectors that had the most job growth over the year were Professional & Business Services, Health Care & Social Assistance, and Manufacturing. A number of the economic initiatives introduced within the past year have begun to show positive results. Downtown Providence has a number of new buildings being constructed near the train station and the Jewelry district. The airport expansion has been completed and, in addition to increased cargo capacity, a number of new domestic and international carriers have begun passenger service to multiple destinations. This has made the state a focal point for travelers from outside Rhode Island, and should promise to result in growth in passenger traffic.

OUTLOOK AND STRATEGY

     The Federal Reserve has fully promoted its stance to remove monetary accommodation from the market by telegraphing its short term interest rate hikes and implementing the unwinding of its bond holdings. Although the response has been somewhat delayed, interest rates have begun to move higher, but more as a result of increased fiscal spending, potential trade tariffs, and less monetary accommodation in other world markets. While these conditions may or may not fully impact interest rates as expected, they, along with the recent increase in market volatility, push the consensus odds in favor of higher rates. While the yield curve flattened and longer term rates outperformed in 2017, initial moves in early 2018 have shown how quickly interest rates can do an about-face and cause the Net Asset Value (“NAV”) to move lower. Moves to dampen interest rate sensitivity have occurred and we will seek to take such additional actions as we deem appropriate in order to manage any prolonged period of rising interest rates. As is prudent, the trade-off between income and interest rate risk needs to be balanced, particularly when monetary policy is less accommodative and signs of inflation increase. While analysis and decisions are made with the most current information available at the time, the tradeoff between current income and interest rate risk remains a portfolio manager’s challenge while considering one of the Fund’s objectives, of a relatively stable NAV. Despite the potential for more volatile interest rates, we remain steadfast in our commitment to our shareholders in an attempt to provide value regardless of market environment as we believe we have done for over 25 years.

2 | Aquila Narragansett Tax-Free Income Fund

MANAGEMENT DISCUSSION (continued)

Mutual fund investing involves risk and loss of principal is possible.

The market prices of the Fund’s securities may rise or decline in value due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment may go down. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

The value of your investment may go down when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term securities. Interest rates in the U.S. have begun to rise after having been at historical lows for some time, so the Fund faces a heightened risk that interest rates may continue to rise. A general rise in interest rates may cause investors to move out of fixed income securities and could also result in increased redemptions from the Fund.

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of underlying securities and their inability to meet their debt obligations.

The value of municipal securities can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory developments, legislative actions, and by uncertainties and public perceptions concerning these and other factors. The Fund may be affected significantly by adverse economic, political or other events affecting state and other municipal issuers in which it invests, and may be more volatile than a more geographically diverse fund.

A portion of income may be subject to local, state, Federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

These risks may result in share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

Any information in this Annual Report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

3 | Aquila Narragansett Tax-Free Income Fund

PERFORMANCE REPORT

     The following graph illustrates the value of $10,000 invested in the Class Y shares of Aquila Narragansett Tax-Free Income Fund (the “Fund”) for the 10-year period ended March 31, 2018 as compared with the Bloomberg Barclays Quality Intermediate Municipal Bond Index (the “Bloomberg Barclays Quality Index”) and the Consumer Price Index (a cost of living index). The performance of each of the other classes is not shown in the graph but is included in the table below. It should be noted that the Bloomberg Barclays Quality Index does not include any operating expenses nor sales charges, and being nationally oriented, does not reflect state-specific bond market performance.

	Average Annual Total Return
	for periods ended March 31, 2018
				Since
Class and Inception Date	1 Year	5 Years	10 Years	Inception
Class A since 9/10/92
With Maximum Sales Charge	(1.89)%	1.64%	2.90%	4.35%
Without Sales Charge	2.18	2.47	3.32	4.52
Class C since 5/01/96
With CDSC*	0.32	1.61	2.45	3.30
Without CDSC	1.31	1.61	2.45	3.30
Class I since 11/04/98
No Sales Charge	1.95	2.30	3.16	3.65
Class Y since 5/01/96
No Sales Charge	2.34	2.62	3.47	4.38
Bloomberg Barclays Quality Index	1.11	1.91	3.57	4.62	(Class A)
				4.38	(Class C & Y)
				4.06	(Class I)

Total return figures shown for the Fund reflect any change in price and assume all distributions, including capital gains, within the period were invested in additional shares. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. The rates of return will vary and the principal value of an investment will fluctuate with market conditions. Shares, if redeemed, may be worth more or less than their original cost. A portion of each class’s income may be subject to Federal and state income taxes. Past performance is not predictive of future investment results.

* CDSC = 1% contingent deferred sales charge imposed on redemptions made within the first 12 months after purchase.

4 | Aquila Narragansett Tax-Free Income Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Aquila Municipal Trust and the

Shareholders of Aquila Narragansett Tax-Free Income Fund:

Opinion on the Financial Statements

     We have audited the accompanying statement of assets and liabilities of Aquila Narragansett Tax-Free Income Fund (the “Fund”), including the schedule of investments, as of March 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

     These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor for the Trust since 2005.

     We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

     Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2018 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

May 29, 2018

5 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	General Obligation Bonds (25.4%)	(unaudited)	Value

	Barrington, Rhode Island
$1,120,000	2.500%, 08/01/25	Aa1/NR/NR	$1,123,181
	Coventry, Rhode Island
1,605,000	3.625%, 03/15/27 MAC Insured	A1/AA/NR	1,694,318
	Cranston, Rhode Island
1,325,000	4.000%, 07/01/28	A1/AA-/AA+	1,426,111
750,000	4.300%, 07/01/30 AGMC Insured
	Series 2010 A	A1/AA/AA+	772,957
1,515,000	4.250%, 07/15/24 BAMI Insured
	Series B	A1/AA/AA+	1,663,606
1,000,000	4.250%, 07/15/25 BAMI Insured
	Series B	A1/AA/AA+	1,105,310
	Cumberland, Rhode Island
500,000	4.250%, 11/01/27 Series 2011 A	NR/AA+/NR	533,830
500,000	4.625%, 11/01/31 Series 2011 A	NR/AA+/NR	538,985
700,000	4.500%, 03/15/32 Series 2018 A	NR/AA+/NR	794,899
	East Providence, Rhode Island
	Refunding
2,500,000	4.550%, 05/15/30 AGMC Insured	A2/AA/NR	2,601,275
	Hopkinton, Rhode Island
500,000	4.375%, 08/15/31	Aa3/NR/NR	528,915
	Johnston, Rhode Island
1,020,000	3.450%, 06/01/29 Series A	A3/AA-/NR	1,040,788
1,020,000	3.700%, 06/01/33 Series A	A3/AA-/NR	1,042,593
	Lincoln, Rhode Island
1,500,000	3.500%, 08/01/24 Series A	Aa2/NR/AAA	1,594,485
2,225,000	3.500%, 08/01/25 Series A	Aa2/NR/AAA	2,366,955
	Narragansett, Rhode Island
1,025,000	3.500%, 07/15/28	Aa2/AA+/NR	1,081,180
	North Kingstown, Rhode Island
1,040,000	3.000%, 04/15/24 Series A	Aa2/AA+/NR	1,065,314
	North Smithfield, Rhode Island
825,000	3.000%, 06/15/26 Series A	Aa2/NR/NR	851,062
	Pawtucket, Rhode Island
1,950,000	4.500%, 07/15/26 AGC Insured	A3/AA/NR	2,004,385
1,500,000	4.750%, 07/15/29 AGC Insured	A3/AA/NR	1,545,780
1,010,000	4.000%, 11/01/25 AGMC Insured	A2/AA/NR	1,084,326
	Portsmouth, Rhode Island
1,140,000	3.750%, 02/01/31 Series A	Aa2/AAA/NR	1,214,043

6 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2018

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	General Obligation Bonds (continued)	(unaudited)	Value
	Providence, Rhode Island
$1,500,000	5.000%, 01/15/23 Series 2010 A
	AGMC Insured Refunding	A2/AA/NR	$1,602,255
1,500,000	5.000%, 01/15/26 Series 2010 A
	AGMC Insured Refunding	A2/AA/NR	1,575,375
975,000	3.625%, 01/15/29 Series A
	AGMC Insured	A2/AA/A-	988,016
2,510,000	3.750%, 01/15/30 Series A
	AGMC Insured	A2/AA/A-	2,549,482
1,000,000	3.750%, 01/15/32 Series A
	AGMC Insured	A2/AA/A-	1,010,000
500,000	4.000%, 07/15/19 Series A
	Refunding	Baa1/BBB/NR	514,140
	Rhode Island State & Providence
	Plantations Consolidated Capital
	Development Loan
2,000,000	3.750%, 11/01/23 Series A	Aa2/AA/AA	2,155,320
2,110,000	4.250%, 10/15/25 Series A	Aa2/AA/AA	2,324,925
2,000,000	3.000%, 05/01/31 Series A	Aa2/AA/AA	1,957,500
2,000,000	3.000%, 05/01/32 Series A	Aa2/AA/AA	1,941,640
1,150,000	4.000%, 10/15/24 Series B	Aa2/AA/AA	1,238,837
1,750,000	3.250%, 10/15/31 Series B	Aa2/AA/AA	1,757,332
1,500,000	5.000%, 11/01/34 Series B	Aa2/AA/AA	1,700,820
2,000,000	5.000%, 08/01/23 Series D	Aa2/AA/AA	2,281,100
2,000,000	5.000%, 08/01/24 Series D	Aa2/AA/AA	2,314,980
	Richmond, Rhode Island
1,020,000	3.000%, 08/01/24	Aa3/NR/NR	1,059,821
	Warwick, Rhode Island
2,000,000	4.000%, 08/01/22 AGMC
	Insured Series 2015 B	NR/AA/NR	2,138,400
	West Greenwich, Rhode Island
1,175,000	3.000%, 08/15/26	NR/AA+/NR	1,222,329
	West Warwick, Rhode Island
795,000	5.000%, 10/01/32 BAMI Insured
	Series A	Baa2/AA/NR	906,729
	Total General Obligation Bonds		58,913,299

7 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2018

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (62.4%)	(unaudited)	Value

	Development (4.5%)
	Providence, Rhode Island Redevelopment
	Agency Refunding Public Safety
	Building Project
$1,680,000	5.000%, 04/01/26 AGMC Insured
	Series A	A2/AA/NR	$1,888,320
	Rhode Island Convention Center
	Authority Refunding
8,000,000	4.000%, 05/15/23 Series A	A1/AA-/AA-	8,592,720
	Total Development		10,481,040

	Higher Education (8.4%)
	Rhode Island Health and Education
	Building Corp., Bryant University
1,115,000	4.500%, 12/01/27 Series 2011	A2/A/NR	1,194,143
1,455,000	4.750%, 12/01/29 Series 2011	A2/A/NR	1,564,576
1,000,000	5.000%, 12/01/30 Series 2011	A2/A/NR	1,087,280
1,425,000	5.000%, 12/01/31 Series 2011	A2/A/NR	1,548,334
	Rhode Island Health and Education
	Building Corp., Higher
	Educational Facilities
2,500,000	5.000%, 09/15/30 AGMC Insured	Aa3/NR/NR	2,644,550
	Rhode Island Health and Educational
	Building Corp., Higher Education
	Facility, Providence College
2,490,000	4.000%, 11/01/24 Series 2015	A2/A/NR	2,704,190
	Rhode Island Health and Educational
	Building Corp., Higher Education
	Facility, Rhode Island School of Design
3,000,000	3.500%, 06/01/29 Series 2012	A1/NR/A+	3,046,410
2,000,000	4.000%, 06/01/31 Series 2012	A1/NR/A+	2,068,120
1,000,000	3.500%, 08/15/30 AGMC Insured
	Series B	A1/AA/NR	1,017,010
	Rhode Island Health and Educational
	Building Corp., Higher Education
	Facility, University of Rhode Island
	Auxiliary Enterprise
500,000	4.000%, 09/15/31 Series 2016 B	A1/A+/NR	528,645
1,000,000	4.000%, 09/15/32 Series 2017 B	A1/A+/NR	1,056,420

8 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2018

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Higher Education (continued)
	Rhode Island Health and Education
	Facilities Authority, Providence College
$1,000,000	4.000%, 11/01/31	A2/A/NR	$1,028,870
	Total Higher Education		19,488,548

	Hospital (2.6%)
	Rhode Island Health & Education
	Building Corp., Hospital Financing
	(Care New England)
500,000	5.000%, 09/01/23 Series 2016 B	NR/BB-/BB	537,940
	Rhode Island Health & Education
	Building Corp., Hospital Financing,
	Lifespan Obligated Group
1,000,000	5.000%, 05/15/31 Series 2016	NR/BBB+/BBB+	1,110,370
1,000,000	5.000%, 05/15/33 Series 2016	NR/BBB+/BBB+	1,102,180
1,250,000	5.000%, 05/15/34 Series 2016	NR/BBB+/BBB+	1,373,100
1,750,000	5.000%, 05/15/39 Series 2016	NR/BBB+/BBB+	1,892,888
	Total Hospital		6,016,478

	Housing (7.8%)
	Rhode Island Housing & Mortgage
	Finance Corp. Home Funding
1,680,000	4.000%, 10/01/25 Series 2010 #3	Aa2/NR/NR	1,723,109
895,000	4.050%, 10/01/26 2011 Series 4	Aa2/NR/NR	895,000
1,250,000	3.050%, 10/01/28 Series 5	Aa2/NR/NR	1,250,462
985,000	3.350%, 10/01/33 Series 5	Aa2/NR/NR	989,029
2,185,000	3.450%, 04/01/35 Series 5	Aa2/NR/NR	2,184,934
	Rhode Island Housing & Mortgage
	Finance Corp. Homeownership
	Opportunity
2,000,000	3.350%, 10/01/41 Series 68-C	Aa2/AA+/NR	1,908,940
	Rhode Island Housing & Mortgage
	Finance Corp. Multi-Family Housing
2,500,000	4.625%, 10/01/25 Series 2010 A	Aaa/NR/NR	2,620,675
2,000,000	5.000%, 10/01/30 Series 2010 A	Aaa/NR/NR	2,127,260
985,000	3.150%, 10/01/31 Series 2016 1B	Aa2/NR/NR	974,303
1,405,000	3.450%, 10/01/36 Series 2016 1B	Aa2/NR/NR	1,399,282
1,000,000	3.250%, 10/01/27 Series 1B	Aa2/NR/NR	1,012,540
1,000,000	3.400%, 10/01/29 Series 3B	Aa2/NR/NR	1,007,990
	Total Housing		18,093,524

9 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2018

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Public School (22.6%)
	Rhode Island Health and Education
	Building Corp., Public School
	Financing Program
$795,000	5.000%, 05/15/27 Series 2015 C	Aa2/NR/NR	$921,572
1,630,000	5.000%, 05/15/27 Series 2015 D	A1/NR/NR	1,878,053
	Rhode Island Health and Education
	Building Corp., Public School
	Financing Program, Chariho Regional
	School District
1,520,000	4.000%, 05/15/31 Series 2017 J-2 B	Aa3/NR/NR	1,624,135
	Rhode Island Health and Education
	Building Corp., Public School
	Financing Program, Town of Coventry
1,000,000	3.750%, 05/15/28 Series 2013 B
	AGMC Insured	Aa3/AA/NR	1,030,380
1,000,000	4.000%, 05/15/33 AGMC Insured	Aa3/AA/NR	1,026,710
	Rhode Island Health and Educational
	Building Corp., Public School
	Financing Program, City of Cranston
1,170,000	4.000%, 05/15/30 BAMI Insured
	Series 2015 B	NR/AA/NR	1,242,130
	Rhode Island Health and Education
	Building Corp., Public School
	Financing Program, East Greenwich
1,150,000	3.125%, 05/15/28	Aa1/AA+/NR	1,160,396
1,000,000	3.250%, 05/15/29	Aa1/AA+/NR	1,009,980
1,000,000	3.375%, 05/15/30	Aa1/AA+/NR	1,012,070
	Rhode Island Health and Education Building
	Corp., Public School Financing Program,
	City of East Providence
1,000,000	3.625%, 05/15/32 Series B	Aa3/NR/NR	1,014,700
	Rhode Island Health and Education
	Building Corp., Public School
	Financing Program, Town of
	Little Compton
1,620,000	4.000%, 05/15/25 Series 2013 H	NR/AAA/NR	1,748,126

10 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2018

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Public School (continued)
	Rhode Island Health and Education
	Building Corp., Public School
	Financing Program, City of Newport
$1,000,000	4.000%, 05/15/27 Series 2013 C	NR/AA+/NR	$1,049,510
	Rhode Island Health and Education
	Building Corp., Public School
	Financing Program, Town of
	North Kingstown
1,500,000	3.750%, 05/15/28 Series 2013 A	Aa2/AA+/NR	1,553,235
	Rhode Island Health and Education
	Building Corp., Public School
	Financing Program, Town of
	North Providence
750,000	5.000%, 05/15/31 AGMC Insured
	Series 2017 G	Aa3/AA/NR	866,903
1,000,000	4.000%, 11/15/20 Series 2013 I	Aa3/AA-/NR	1,040,070
1,100,000	4.500%, 11/15/22 Series 2013 I	Aa3/AA-/NR	1,181,411
	Rhode Island Health and Education
	Building Corp., Public School
	Financing Program, City of Pawtucket
1,570,000	4.000%, 05/15/26 Series 2014 C	Aa3/NR/NR	1,679,759
1,000,000	4.250%, 05/15/29 Series 2017 E
	BAMI Insured	Aa3/AA/NR	1,096,520
	Rhode Island Health and Education
	Building Corp., Public School
	Financing Program, Pooled Issue -
	Tiverton, Foster-Glocester,
	Cranston, East Greenwich
3,000,000	4.000%, 05/15/28 Series A	Aa3/NR/NR	3,219,090
1,270,000	3.250%, 05/15/29 Series A	Aa3/NR/NR	1,284,465
	Rhode Island Health and Education
	Building Corp., Public School
	Financing Program, Pooled Issue -
	Narragansett & Scituate
1,665,000	4.250%, 05/15/28 Series 2017 B	Aa2/NR/NR	1,855,193

11 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2018

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Public School (continued)
	Rhode Island Health and Education
	Building Corp., Public School
	Financing Program, Providence Public
	Buildings Authority
$3,000,000	3.500%, 05/15/24 AGMC Insured
	Series 2015 A	Aa3/AA/NR	$3,127,530
3,000,000	3.750%, 05/15/27 AGMC Insured
	Series 2015 A	Aa3/AA/NR	3,117,750
3,000,000	4.000%, 05/15/28 AGMC Insured
	Series 2015 A	Aa3/AA/NR	3,155,490
2,760,000	4.000%, 05/15/30 AGMC Insured
	Series 2015 B	Aa3/AA/NR	2,879,784
	Rhode Island Health and Education
	Building Corp., Public School
	Financing Program, Providence
	Public Schools
1,000,000	4.250%, 05/15/21 Series 2007 B
	AGMC Insured	A2/AA/NR	1,001,270
2,000,000	4.500%, 05/15/22 Series 2013 A	Aa3/NR/NR	2,142,540
2,000,000	4.500%, 05/15/23 Series 2013 A	Aa3/NR/NR	2,154,060
2,000,000	4.500%, 05/15/24 Series 2013 A	Aa3/NR/NR	2,172,900
	Rhode Island Health and Education
	Building Corp., Public School
	Financing Program, City of Warwick
1,000,000	4.000%, 05/15/32 Series 2017 I	NR/AA/NR	1,062,800
800,000	3.500%, 05/15/26 Series B MAC
	Insured	NR/AA/NR	846,032
	Rhode Island Health and Education
	Building Corp., Public School
	Financing Program, City of Woonsocket
500,000	5.000%, 05/15/27 Series 2017 A
	AGMC Insured	Aa3/AA/NR	575,355
500,000	5.000%, 05/15/28 Series 2017 A
	AGMC Insured	Aa3/AA/NR	571,940
500,000	5.000%, 05/15/29 Series 2017 A
	AGMC Insured	Aa3/AA/NR	570,235
500,000	3.500%, 05/15/30 Series 2017 A
	AGMC Insured	Aa3/AA/NR	501,150
	Total Public School		52,373,244

12 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2018

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Transportation (4.5%)
	Rhode Island Commerce Corp., Airport
$635,000	5.000%, 07/01/36 Series D	Baa1/BBB+/BBB+	$709,416
1,015,000	5.000%, 07/01/37 Series D	Baa1/BBB+/BBB+	1,130,852
1,500,000	5.000%, 07/01/30 Series 2018	Baa1/BBB+/NR	1,685,355
	Rhode Island State Commerce Corp.,
	Grant Anticipation (Rhode Island
	Department of Transportation)
1,850,000	4.000%, 06/15/24	A2/AA-/NR	2,018,405
1,000,000	5.000%, 06/15/31	A2/AA-/NR	1,153,820
	Rhode Island State Economic
	Development Corp., Airport
1,000,000	5.000%, 07/01/24 Series B	Baa1/BBB+/BBB+	1,098,890
2,000,000	4.000%, 07/01/24 Series B	Baa1/BBB+/BBB+	2,094,340
540,000	4.625%, 07/01/26 AGC Insured
	Series B	A3/AA/BBB+	543,888
	Total Transportation		10,434,966

	Turnpike/Highway (4.1%)
	Rhode Island State Turnpike &
	Bridge Authority
500,000	4.125%, 12/01/23 Series 2010 A	NR/A-/A	521,960
1,600,000	4.625%, 12/01/27 Series 2010 A	NR/A-/A	1,696,304
2,000,000	5.125%, 12/01/35 Series 2010 A	NR/A-/A	2,136,420
1,000,000	5.000%, 12/01/35 Series 2010 A	NR/A-/A	1,064,740
	Rhode Island State Turnpike & Bridge
	Authority, Motor Fuel Tax
1,240,000	4.000%, 10/01/27 Series 2016 A	NR/A+/A	1,328,474
1,500,000	4.000%, 10/01/34 Series 2016 A	NR/A+/A	1,562,535
1,000,000	4.000%, 10/01/36 Series 2016 A	NR/A+/A	1,033,190
	Total Turnpike/Highway		9,343,623

	Water and Sewer (6.9%)
	Narragansett, Rhode Island Bay
	Commission Wastewater System
3,145,000	4.000%, 02/01/28 Series A	NR/AA-/NR	3,382,007
	Rhode Island Clean Water Protection
	Finance Agency
435,000	4.750%, 10/01/18 Series A
	AMBAC Insured	Aaa/NR/NR	436,031

13 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2018

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Water and Sewer (continued)
	Rhode Island Clean Water Protection
	Finance Agency (continued)
$500,000	4.750%, 10/01/20 1999 Series A
	AMBAC Insured	Aaa/NR/NR	$501,285
	Rhode Island Clean Water Finance Agency,
	Water Pollution Control Bonds
3,000,000	4.375%, 10/01/21 Series 2002 B
	NPFG Insured	Aaa/AAA/AAA	3,252,000
	Rhode Island Clean Water Protection
	Finance Agency Safe Drinking Water
	Revolving Fund
1,085,000	3.500%, 10/01/25	NR/AAA/AAA	1,159,746
1,000,000	3.750%, 10/01/33	NR/AAA/AAA	1,031,580
1,000,000	3.750%, 10/01/34	NR/AAA/AAA	1,027,000
	Rhode Island Infrastructure Bank Water,
	City of Pawtucket
1,730,000	5.000%, 10/01/28 NPFG Insured
	Series 2015	Baa2/A/NR	1,978,151
	Rhode Island Infrastructure Bank Water,
	Pollution Control
2,575,000	4.000%, 10/01/29 Series A	NR/AAA/AAA	2,771,756
	Rhode Island Infrastructure Bank Water,
	Safe Drinking Water
500,000	3.000%, 10/01/31 Series A	NR/AAA/AAA	500,335
	Total Water and Sewer		16,039,891

	Other Revenue (1.0%)
	Providence, Rhode Island Public Building
	Authority (Capital Improvement
	Program Projects)
2,000,000	5.000%, 09/15/31 AGMC Insured
	Series A	A2/AA/NR	2,302,120
	Total Revenue Bonds		144,573,434

14 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2018

		Rating
		Moody’s, S&P
Principal	Pre-Refunded \Escrowed to Maturity	and Fitch
Amount	Bonds	(unaudited)	Value

	Pre-Refunded\
	Escrowed to Maturity Bonds (10.5%)††
	Pre-Refunded
	General Obligation Bonds (4.6%)
	Bristol, Rhode Island
$2,200,000	4.000%, 02/15/26 AGC Insured	Aa2/AA+/NR	$2,246,376
2,000,000	4.375%, 02/15/29 AGC Insured	Aa2/AA+/NR	2,048,600
	Cranston, Rhode Island
2,455,000	4.625%, 07/01/25 AGMC Insured	A1/AA/NR	2,473,830
990,000	4.750%, 07/01/28 AGMC Insured	A1/AA/NR	997,890
	West Warwick, Rhode Island
1,900,000	4.625%, 04/01/26 AGC Insured	A3/AA/NR	1,956,278
1,000,000	4.750%, 04/01/29 AGC Insured	A3/AA/NR	1,030,850
	Total Pre-Refunded General Obligation Bonds		10,753,824

	Pre-Refunded\Escrowed to Maturity
	Revenue Bonds (5.9%)
	Development (0.7%)
	Rhode Island Convention Center
	Authority Refunding
1,500,000	5.500%, 05/15/27 AGC Insured
	Series A	A1/AA/AA-	1,564,800

	Higher Education (1.5%)
	Rhode Island Health and Educational
	Building Corp., Higher Education
	Facility, New England Institute
	of Technology
1,250,000	4.750%, 03/01/30 Series 2010 A	NR/A-/A+	1,318,463
	Rhode Island Health and Educational
	Building Corp.,Higher Education
	Facility, University of Rhode Island
	Auxiliary Enterprise
2,000,000	5.000%, 09/15/30 Series 2010 B
	AGMC Insured	A1/AA/NR	2,155,200
	Total Higher Education		3,473,663

15 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2018

		Rating
		Moody’s, S&P
Principal	Pre-Refunded \Escrowed to Maturity	and Fitch
Amount	Bonds (continued)	(unaudited)	Value

	Hospital (0.5%)
	Rhode Island Health & Education
	Building Corp., Hospital Financing
	(Care New England)
$500,000	5.000%, 09/01/20 Series 2013 A ETM	NR/BB-/NR	$537,580
500,000	5.000%, 09/01/22 Series 2013 A ETM	NR/BB-/NR	561,450
	Total Hospital		1,099,030

	Public School (2.3%)
	Rhode Island Certificates of Participation
	(School for the Deaf Project)
1,000,000	5.500%, 04/01/27 Series C 2009
	AGC Insured	Aa3/AA/AA-	1,038,730
500,000	5.625%, 04/01/29 Series C 2009
	AGC Insured	Aa3/AA/AA-	519,980
	Rhode Island Health and Education
	Building Corp., Public School
	Financing Program
1,500,000	4.500%, 05/15/25 Series A
	AGMC Insured	Aa3/NR/NR	1,505,220
	Rhode Island Health and Education
	Building Corp., Public School
	Financing Program
1,070,000	5.000%, 05/15/24	NR/NR/NR*	1,074,216
	Rhode Island Health and Education
	Building Corp., Public School
	Financing Program, Chariho Regional
	School District
1,000,000	5.000%, 05/15/26 Series 2011 B	Aa3/NR/NR	1,096,860
	Total Public School		5,235,006

	Transportation (0.7%)
	Rhode Island Economic Development
	Corp. (Rhode Island Department of
	Transportation)
1,500,000	5.250%, 06/15/21 AGC Insured	A2/AA/NR	1,564,965

16 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2018

		Rating
		Moody’s, S&P
Principal	Pre-Refunded \Escrowed to Maturity	and Fitch
Amount	Bonds (continued)	(unaudited)	Value

	Other Revenue (0.2%)
	State of Rhode Island Depositors
	Economic Protection Corp.
$250,000	5.750%, 08/01/21 Series A AGMC
	Insured ETM	NR/NR/NR*	$280,888
215,000	6.375%, 08/01/22 Series A NPFG
	Insured ETM	NR/NR/NR*	253,216
	Total Other Revenue		534,104
	Total Pre-Refunded\
	Escrowed to Maturity Revenue Bonds		13,471,568
	Total Pre-Refunded\
	Escrowed to Maturity Bonds		24,225,392
	Total Municipal Bonds
	(cost $224,784,066)		227,712,125

Shares	Short-Term Investment (0.6%)
1,273,722	Dreyfus Treasury & Agency Cash
	Management - Institutional Shares,
	1.49%** (cost $1,273,722)	Aaa-mf/AAAm/NR	1,273,722
	Total Investments
	(cost $226,057,788-note 4)	98.9%	228,985,847
	Other assets less liabilities	1.1	2,641,183
	Net Assets	100.0%	$231,627,030

Percent of
Portfolio Distribution by Quality Rating (unaudited)	Investments†
Aaa of Moody’s or AAA of S&P or Fitch	9.8%
Pre-refunded bonds\ ETM bonds††	10.6
Aa of Moody’s or AA of S&P or Fitch	61.0
A of Moody’s or S&P or Fitch	12.8
Baa of Moody’s or BBB of S&P or Fitch	5.6
BB of S&P or Fitch	0.2
100.0%

17 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2018

PORTFOLIO ABBREVIATIONS

AGC - Assured Guaranty Corp.
AGMC - Assured Guaranty Municipal Corp.
AMBAC - American Municipal Bond Assurance Corp.
BAMI - Build America Mutual Insurance
ETM - Escrowed to Maturity
MAC - Municipal Assurance Corp.
NPFG - National Public Finance Guarantee
NR - Not Rated

*	Any security not rated (?NR?) by any of the Nationally Recognized Statistical Rating Organizations (“NRSRO”) has been determined by the Investment Sub-Adviser to have sufficient quality to be ranked in the top four credit ratings if a credit rating were to be assigned by a NRSRO.

**	The rate is an annualized seven-day yield at period end.

†	Where applicable, calculated using the highest rating of the three NRSROs. Percentages in this table do not include the Short-Term Investment.

††	Pre-refunded bonds are bonds for which U.S. Government Obligations usually have been placed in escrow to retire the bonds at their earliest call date. Escrowed to Maturity bonds are bonds where money has been placed in the escrow account which is used to pay principal and interest through the bond’s originally scheduled maturity date. All other securities in the category are pre-refunded.

See accompanying notes to financial statements.

18 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2018

ASSETS
Investments at value (cost $226,057,788)	$228,985,847
Interest receivable	3,038,879
Receivable for Fund shares sold	97,992
Other assets	26,548
Total assets	232,149,266
LIABILITIES
Dividends payable	268,324
Payable for Fund shares redeemed	84,037
Management fees payable	82,494
Distribution and service fees payable	340
Accrued expenses payable	87,041
Total liabilities	522,236
NET ASSETS	$231,627,030
Net Assets consist of:
Capital Stock - Authorized an unlimited number of shares, par
value $0.01 per share	$219,226
Additional paid-in capital	229,218,137
Net unrealized appreciation on investments (note 4)	2,928,059
Accumulated net realized loss on investments	(795,279)
Undistributed net investment income	56,887
	$231,627,030
CLASS A
Net Assets	$116,098,340
Capital shares outstanding	10,988,723
Net asset value and redemption price per share	$10.57
Maximum offering price per share (100/96 of $10.57)	$11.01
CLASS C
Net Assets	$9,295,814
Capital shares outstanding	879,816
Net asset value and offering price per share $	10.57
Redemption price per share (*a charge of 1% is imposed on the redemption proceeds, or on the original price, whichever is
lower, if redeemed during the first 12 months after purchase)	$10.57	*
CLASS I
Net Assets	$91,439
Capital shares outstanding	8,657
Net asset value, offering and redemption price per share	$10.56
CLASS Y
Net Assets	$106,141,437
Capital shares outstanding	10,045,366
Net asset value, offering and redemption price per share	$10.57

See accompanying notes to financial statements.

19 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND

STATEMENT OF OPERATIONS

YEAR ENDED MARCH 31, 2018

Investment Income:

Interest income		$7,974,271

Expenses:

Management fee (note 3)	1,208,390
Distribution and service fees (note 3)	290,366
Transfer and shareholder servicing
agent fees (note 3)	142,983
Trustees’ fees and expenses (note 7)	75,272
Legal fees	69,045
Fund accounting fees	44,746
Registration fees and dues	22,720
Shareholders’ reports	22,412
Auditing and tax fees	22,100
Chief compliance officer services (note 3)	11,114
Insurance	10,135
Custodian fees	7,772
Miscellaneous	42,260
Total expenses	1,969,315

Management fees waived (note 3)	(193,343)
Net expenses		1,775,972
Net investment income		6,198,299

Realized and Unrealized Gain (Loss) on Investments:

Net realized gain (loss) from securities
transactions	268,282
Change in unrealized appreciation on
investments	(1,190,321)
Net realized and unrealized gain (loss) on
investments		(922,039)
Net change in net assets resulting from
operations		$5,276,260

See accompanying notes to financial statements.

20 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2018	March 31, 2017

OPERATIONS:
Net investment income	$6,198,299	$6,555,469
Net realized gain (loss) from
securities transactions	268,282	242,715
Change in unrealized appreciation
on investments	(1,190,321)	(7,783,524)
Change in net assets from
operations	5,276,260	(985,340)

DISTRIBUTIONS TO SHAREHOLDERS (note 9):
Class A Shares:
Net investment income	(3,112,987)	(3,418,198)

Class C Shares:
Net investment income	(179,152)	(235,764)

Class I Shares:
Net investment income	(3,220)	(4,596)

Class Y Shares:
Net investment income	(2,898,922)	(2,889,262)
Change in net assets from
distributions	(6,194,281)	(6,547,820)

CAPITAL SHARE TRANSACTIONS (note 6):
Proceeds from shares sold	29,178,190	40,422,696
Reinvested dividends and
distributions	3,020,286	3,147,707
Cost of shares redeemed	(43,358,401)	(40,855,467)
Change in net assets from
capital share transactions	(11,159,925)	2,714,936

Change in net assets	(12,077,946)	(4,818,224)

NET ASSETS:
Beginning of period	243,704,976	248,523,200

End of period*	$231,627,030	$243,704,976

* Includes undistributed net
investment income of:	$56,887	$23,998

See accompanying notes to financial statements.

21 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2018

1. Organization

     Aquila Narragansett Tax-Free Income Fund (the “Fund”), a series of Aquila Municipal Trust and a non-diversified, open-end investment company, was organized on January 22, 1992 as a Massachusetts business trust and commenced operations on September 10, 1992. Class A Shares are sold at net asset value plus a sales charge of varying size (depending upon a variety of factors) paid at the time of purchase and bear a distribution fee. Class C Shares are sold at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years thereafter. Class C Shares automatically convert to Class A Shares after six years. Class Y Shares are sold only through authorized financial institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class Y Shares are sold at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge (“CDSC”) and no distribution fee. Class I Shares are offered and sold only through financial intermediaries and are not offered directly to retail customers. Class I Shares are sold at net asset value with no sales charge and no redemption fee or CDSC, although a financial intermediary may charge a fee for effecting a purchase or other transaction on behalf of its customers. Class I Shares carry a distribution and a service fee. As of the date of this report, there were no Class F Shares or Class T Shares outstanding. All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a)	Portfolio valuation: Municipal securities are valued each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services. In the case of securities for which market quotations are readily available, securities are valued by the pricing service at the mean of bid and ask quotations. If a market quotation or a valuation from the pricing service is not readily available, the security is valued at fair value determined in good faith under procedures established by and under the general supervision of the Board of Trustees.

b)	Fair value measurements: The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

22 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

MARCH 31, 2018

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the valuation inputs, representing 100% of the Fund’s investments, used to value the Fund’s net assets as of March 31, 2018:

Valuation Inputs*	Investments in Securities
Level 1 – Quoted Prices - Short-Term Investment	$1,273,722
Level 2 – Other Significant Observable
Inputs – Municipal Bonds	227,712,125
Level 3 – Significant Unobservable Inputs	—
Total	$228,985,847

* See schedule of investments for a detailed listing of securities.

c)	Subsequent events: In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date these financial statements were issued.

d)	Securities transactions and related investment income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premium and accretion of original issue and market discount.

e)	Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

Management has reviewed the tax positions for each of the open tax years (2015 –2017) or expected to be taken in the Fund’s 2018 tax returns and has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.

f)	Multiple class allocations: All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are also charged directly to such class on a daily basis.

23 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

MARCH 31, 2018

g)	Use of estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

h)	Reclassification of capital accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. On March 31, 2018, the Fund increased additional paid-in capital by $5,494, increased accumulated net realized loss on investments by $34,365 and increased undistributed net investment income by $28,871. These reclassifications had no effect on net assets or net asset value per share.

i)	The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.

3. Fees and Related Party Transactions

a) Management Arrangements:

     Aquila Investment Management LLC (the “Manager”), a wholly-owned subsidiary of Aquila Management Corporation, the Fund’s founder and sponsor, serves as the Manager for the Fund under an Advisory and Administration Agreement with the Fund. The portfolio management of the Fund has been delegated to a Sub-Adviser as described below. Under the Advisory and Administration Agreement, the Manager provides all administrative services to the Fund, other than those relating to the day-to-day portfolio management. The Manager’s services include providing the office of the Fund and all related services as well as overseeing the activities of the Sub-Adviser and managing relationships with all the various support organizations to the Fund such as the shareholder servicing agent, custodian, legal counsel, fund accounting agent, auditor and distributor. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.50% on the Fund’s net assets.

     Citizens Investment Advisors, a department of Citizens Bank, N.A. (the “Sub-Adviser”), serves as the Investment Sub-Adviser for the Fund under a Sub-Advisory Agreement between the Manager and the Sub-Adviser. Under this agreement, the Sub-Adviser continuously provides, subject to oversight of the Manager and the Board of Trustees of the Fund, the investment program of the Fund and the composition of its portfolio, arranges for the purchases and sales of portfolio securities, and provides for daily pricing of the Fund’s portfolio. For its services, the Sub-Adviser is entitled to receive a fee from the Manager which is payable monthly and computed as of the close of business each day at the annual rate of 0.23% on the Fund’s net assets.

24 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

MARCH 31, 2018

     The Manager has contractually undertaken to waive fees and/or reimburse Fund expenses so that total Fund expenses will not exceed 0.84% for Class A Shares, 1.68% for Class C Shares, 1.02% for Class I Shares and 0.69% for Class Y Shares through September 30, 2018. The Manager may not terminate the arrangement without the approval of the Board of Trustees. For the year ended March 31, 2018, the Fund incurred management fees of $1,208,390 of which $193,343 was waived, which included supplemental fee waivers above and beyond the contractual expense cap.

     Under a Compliance Agreement with the Manager, the Manager is compensated by the Fund for Chief Compliance Officer related services provided to enable the Fund to comply with Rule 38a-1 of the Investment Company Act of 1940, as amended (the “1940 Act”).

     Specific details as to the nature and extent of the services provided by the Manager and the Sub-Adviser are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

b) Distribution and Service Fees:

     The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 (the “Rule”) under the 1940 Act. Under one part of the Plan, with respect to Class A Shares, the Fund is authorized to make distribution fee payments to broker-dealers or others (“Qualified Recipients”) selected by Aquila Distributors LLC (“the Distributor”), including, but not limited to, any principal underwriter of the Fund with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund’s shares or servicing of shareholder accounts. The Fund makes payment of this distribution fee at the annual rate of 0.15% of the Fund’s average net assets represented by Class A Shares. For the year ended March 31, 2018, distribution fees on Class A Shares amounted to $183,743, of which the Distributor retained $12,549.

     Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund’s Class C Shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund’s average net assets represented by Class C Shares and for the year ended March 31, 2018, amounted to $79,882. In addition, under a Shareholder Services Plan, the Fund is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Fund’s average net assets represented by Class C Shares and for the year ended March 31, 2018, amounted to $26,627 The total of these payments with respect to Class C Shares amounted to $106,509, of which the Distributor retained $27,323.

     Under another part of the Plan, the Fund is authorized to make payments with respect to Class I Shares to Qualified Recipients. Class I payments, under the Plan, may not exceed, for any fiscal year of the Fund a rate (currently 0.10%) set from time to time by the Board of Trustees of not more than 0.25% of the average annual net assets represented by the Class I Shares. In addition, the Fund has a Shareholder Services Plan under which it may pay service fees (currently 0.25%) of not more than 0.25% of the average annual net assets of the Fund represented by Class I Shares. That is, the total payments under both plans will not exceed 0.50% of such net assets. For the year ended March 31, 2018, these payments were made at the average annual rate of 0.35% of such net assets amounting to $449 of which $114 related to the Plan and $335 related to the Shareholder Services Plan.

25 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

MARCH 31, 2018

     Specific details about the Plans are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

     Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Fund’s shares. Through agreements between the Distributor and various brokerage and advisory firms (“financial intermediaries”), the Fund’s shares are sold primarily through the facilities of these financial intermediaries having offices within Rhode Island, with the bulk of any sales commissions inuring to such financial intermediaries. For the year ended March 31, 2018, total commissions on sales of Class A Shares amounted to $161,341, of which the Distributor received $20,097.

c) Transfer and shareholder servicing fees:

     The Fund occasionally compensates financial intermediaries in connection with the sub-transfer agency related services provided by such entities in connection with their respective Fund shareholders so long as the fees are deemed by the Board of Trustees to be reasonable in relation to (i) the value of the services and the benefits received by the Fund and certain shareholders; and (ii) the payments that the Fund would make to another entity to perform similar ongoing services to existing shareholders.

4. Purchases and Sales of Securities

     During the year ended March 31, 2018, purchases of securities and proceeds from the sales of securities aggregated $10,662,717 and $20,881,814, respectively.

     At March 31, 2018, the aggregate tax cost for all securities was $226,057,788. At March 31, 2018, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $4,409,715 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $1,481,656 for a net unrealized appreciation of $2,928,059.

5. Portfolio Orientation

     Since the Fund invests principally and may invest entirely in double tax-free municipal obligations of issuers within Rhode Island, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Rhode Island and whatever effects these may have upon Rhode Island issuers’ ability to meet their obligations.

     The Fund is also permitted to invest in U.S. territorial municipal obligations meeting comparable quality standards and providing income which is exempt from both regular Federal and Rhode Island income taxes. The general policy of the Fund is to invest in such securities only when comparable securities of Rhode Island issuers are not available in the market. At March 31, 2018, the Fund had all of its net assets invested in the securities of Rhode Island issuers.

26 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

MARCH 31, 2018

6. Capital Share Transactions

     Transactions in Capital Shares of the Fund were as follows:

	Year Ended		Year Ended
	March 31, 2018		March 31, 2017

	Shares	Amount	Shares	Amount
Class A Shares:
Proceeds from shares sold	918,280	$9,852,667	1,376,160	$14,926,949
Reinvested dividends
and distributions	197,704	2,118,372	206,724	2,232,889
Cost of shares redeemed	(2,118,666)	(22,758,789)	(1,761,723)	(18,937,696)
Net change	(1,002,682)	(10,787,750)	(178,839)	(1,777,858)
Class C Shares:
Proceeds from shares sold	81,382	873,299	288,372	3,148,398
Reinvested dividends
and distributions	8,029	86,057	9,534	103,183
Cost of shares redeemed	(325,827)	(3,491,182)	(477,071)	(5,161,866)
Net change	(236,416)	(2,531,826)	(179,165)	(1,910,285)
Class I Shares:
Proceeds from shares sold	—	—	5	50
Reinvested dividends
and distributions	300	3,220	425	4,596
Cost of shares redeemed	(4,478)	(47,267)	(8,134)	(87,644)
Net change	(4,178)	(44,047)	(7,704)	(82,998)
Class Y Shares:
Proceeds from shares sold	1,717,950	18,452,224	2,059,092	22,347,299
Reinvested dividends
and distributions	75,886	812,637	74,678	807,039
Cost of shares redeemed	(1,593,864)	(17,061,163)	(1,552,694)	(16,668,261)
Net change	199,972	2,203,698	581,076	6,486,077
Total transactions in Fund
shares	(1,043,304)	$(11,159,925)	215,368	$2,714,936

7. Trustees’ Fees and Expenses

     At March 31, 2018, there were 8 Trustees, one of whom is affiliated with the Manager and is not paid any fees. The total amount of Trustees’ service fees (for carrying out their responsibilities) and attendance fees paid during the year ended March 31, 2018 was $63,934. Attendance fees are paid to those in attendance at regularly scheduled quarterly Board Meetings and meetings of the Independent Trustees held prior to each quarterly Board Meeting, as well as additional meetings (such as Audit, Nominating, Shareholder and special meetings). Trustees are reimbursed for their expenses such as travel, accommodations and meals incurred in connection with attendance at Board Meetings and the Annual Meeting of Shareholders. For the year ended March 31, 2018, such meeting-related expenses amounted to $11,338.

27 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME

FUND NOTES TO FINANCIAL STATEMENTS (continued)

MARCH 31, 2018

8. Securities Traded on a When-Issued Basis

     The Fund may purchase or sell securities on a when-issued basis. When-issued transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Beginning on the date the Fund enters into a when-issued transaction, cash or other liquid securities are segregated in an amount equal to or greater than the value of the when-issued transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

9. Income Tax Information and Distributions

     The Fund declares dividends daily from net investment income and makes payments monthly. Net realized capital gains, if any, are distributed annually and are taxable. These distributions are paid in additional shares at the net asset value per share or in cash, at the shareholder’s option.

     The Fund intends to maintain, to the maximum extent possible, the tax-exempt status of interest payments received from portfolio municipal securities in order to allow dividends paid to shareholders from net investment income to be exempt from regular Federal and State of Rhode Island income taxes. Due to differences between financial statement reporting and Federal income tax reporting requirements, distributions made by the Fund may not be the same as the Fund’s net investment income, and/or net realized securities gains. Further, a small portion of the dividends may, under some circumstances, be subject to taxes at ordinary income rates. As a result of the passage of the Regulated Investment Company Act of 2010 (“the Act”), losses incurred in this fiscal year and beyond retain their character as short-term or long-term, have no expiration date and are utilized before capital losses incurred prior to the enactment of the Act.

     At March 31, 2018, the Fund had a capital loss carryover of $795,279 which is short-term and has no expiration. This carryover is available to offset future net realized gains on securities transactions to the extent provided for in the Internal Revenue Code.

     The tax character of distributions was as follows:

	Year	Year
	Ended	Ended
	March 31, 2018	March 31, 2017
Net tax-exempt income	$6,142,535	$6,539,793
Ordinary Income	51,746	8,027
	$6,194,281	$6,547,820

28 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

MARCH 31, 2018

     As of March 31, 2018, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	$325,211
Accumulated net realized loss	(795,279)
Unrealized appreciation	2,928,059
Other temporary differences	(268,324)
$2,189,667

   The difference between book basis and tax basis unrealized appreciation and undistributed income is due to the timing difference, and other temporary differences, in recognizing dividends paid, market amortization, and the deduction of distributions payable.

10. Credit Facility

     Effective August 30, 2017, the Bank of New York Mellon and the Aquila Group of Funds became parties to a $40 million credit agreement, which currently terminates on August 29, 2018.  In accordance with the Aquila Group of Funds Guidelines for Allocation of Committed Line of Credit (the Aquila Group of Funds is comprised of nine funds), each fund is responsible for payment of its proportionate share of

a)	a 0.15% per annum commitment fee; and,

b)	interest on amounts borrowed for temporary or emergency purposes by the Fund (at the applicable rate selected by the Aquila Group of Funds at the time of the borrowing of either (i) the one-month Eurodollar Rate or (ii) a rate equal to the greater of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on such day, or (c) the Overnight Eurodollar Rate in effect on such day).

     There were no borrowings under the credit agreement for the period ended March 31, 2018.

29 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND

FINANCIAL HIGHLIGHTS

     For a share outstanding throughout each period

	Class A

	Year Ended March 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$10.61	$10.92	$10.81	$10.48	$10.79
Income (loss) from investment operations:
Net investment income(1)	0.27	0.28	0.30	0.33	0.35
Net gain (loss) on securities (both
realized and unrealized)	(0.04)	(0.31)	0.11	0.33	(0.31)
Total from investment operations	0.23	(0.03)	0.41	0.66	0.04
Less distributions (note 9):
Dividends from net investment income	(0.27)	(0.28)	(0.30)	(0.33)	(0.35)
Distributions from capital gains	—	—	—	—	—
Total distributions	(0.27)	(0.28)	(0.30)	(0.33)	(0.35)
Net asset value, end of period	$10.57	$10.61	$10.92	$10.81	$10.48
Total return (not reflecting sales charge)	2.18%	(0.30)%	3.85%	6.35%	0.42%
Ratios/supplemental data
Net assets, end of period (in millions)	$116	$127	$133	$125	$119
Ratio of expenses to average net assets	0.76%	0.77%	0.77%	0.76%	0.79	%(2)
Ratio of net investment income to
average net assets	2.53%	2.58%	2.78%	3.07%	3.34	%(2)
Portfolio turnover rate	4%	12%	19%	8%	15%

Expense and net investment income ratios without the effect of the contractual expense cap and additional voluntary fee waivers were (note 3):

Ratio of expenses to average net assets	0.84%	0.85%	0.85%	0.88%	0.92	%(2)
Ratio of net investment income to
average net assets	2.45%	2.50%	2.70%	2.95%	3.21	%(2)

_________________________

(1)	Per share amounts have been calculated using the daily average shares method.
(2)	Includes expenses incurred in connection with the reorganization of the Fund into a series of Aquila Municipal Trust. Without these expenses, the expense ratio and the net investment income ratio would have been 0.88% and 3.25%, respectively, for the year ended March 31, 2014.

See accompanying notes to financial statements.

30 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

     For a share outstanding throughout each period

	Class C

	Year Ended March 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$10.61	$10.92	$10.81	$10.48	$10.79
Income (loss) from investment operations:
Net investment income(1)	0.18	0.19	0.21	0.24	0.26
Net gain (loss) on securities (both
realized and unrealized)	(0.04)	(0.31)	0.11	0.33	(0.31)
Total from investment operations	0.14	(0.12)	0.32	0.57	(0.05)
Less distributions (note 9):
Dividends from net investment income	(0.18)	(0.19)	(0.21)	(0.24)	(0.26)
Distributions from capital gains	—	—	—	—	—
Total distributions	(0.18)	(0.19)	(0.21)	(0.24)	(0.26)
Net asset value, end of period	$10.57	$10.61	$10.92	$10.81	$10.48
Total return (not reflecting sales charge)	1.31%	(1.14)%	2.97%	5.45%	(0.43)%
Ratios/supplemental data
Net assets, end of period (in millions)	$9	$12	$14	$16	$16
Ratio of expenses to average net assets	1.61%	1.61%	1.62%	1.61%	1.64	%(2)
Ratio of net investment income to
average net assets	1.68%	1.72%	1.93%	2.22%	2.49	%(2)
Portfolio turnover rate	4%	12%	19%	8%	15%

Expense and net investment income ratios without the effect of the contractual expense cap and additional voluntary fee waivers were (note 3):

Ratio of expenses to average net assets	1.69%	1.69%	1.70%	1.73%	1.77	%(2)
Ratio of net investment income to
average net assets	1.60%	1.64%	1.85%	2.10%	2.36	%(2)

_________________________

(1)	Per share amounts have been calculated using the daily average shares method.
(2)	Includes expenses incurred in connection with the reorganization of the Fund into a series of Aquila Municipal Trust. Without these expenses, the expense ratio and the net investment income ratio would have been 1.73% and 2.40%, respectively, for the year ended March 31, 2014.

See accompanying notes to financial statements.

31 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

     For a share outstanding throughout each period

	Class I

	Year Ended March 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$10.61	$10.92	$10.80	$10.47	$10.79
Income (loss) from investment operations:
Net investment income(1)	0.26	0.26	0.28	0.31	0.33
Net gain (loss) on securities (both
realized and unrealized)	(0.05)	(0.31)	0.12	0.33	(0.32)
Total from investment operations	0.21	(0.05)	0.40	0.64	0.01
Less distributions (note 9):
Dividends from net investment income	(0.26)	(0.26)	(0.28)	(0.31)	(0.33)
Distributions from capital gains	—	—	—	—	—
Total distributions	(0.26)	(0.26)	(0.28)	(0.31)	(0.33)
Net asset value, end of period	$10.56	$10.61	$10.92	$10.80	$10.47
Total return	1.95%	(0.45)%	3.80%	6.20%	0.17%
Ratios/supplemental data
Net assets, end of period (in millions)	$0.1	$0.1	$0.2	$0.2	$0.3
Ratio of expenses to average net assets	0.89%	0.90%	0.92%	0.90%	0.94	%(2)
Ratio of net investment income to
average net assets	2..41%	2.43%	2.63%	2.93%	3.18	%(2)
Portfolio turnover rate	4%	12%	19%	8%	15%

Expense and net investment income ratios without the effect of the contractual expense cap and additional voluntary fee waivers were (note 3):

Ratio of expenses to average net assets	0.97%	0.98%	1.00%	1.02%	1.07	%(2)
Ratio of net investment income to
average net assets	2..33%	2.35%	2.55%	2.81%	3.05	%(2)

_________________________

(1)	Per share amounts have been calculated using the daily average shares method.
(2)	Includes expenses incurred in connection with the reorganization of the Fund into a series of Aquila Municipal Trust. Without these expenses, the expense ratio and the net investment income ratio would have been 1.03% and 3.09%, respectively, for the year ended March 31, 2014.

See accompanying notes to financial statements.

32 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND

FINANCIAL ENDED HIGHLIGHTS (continued)

     For a share outstanding throughout each period

	Class Y

	Year Ended March 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$10.61	$10.92	$10.81	$10.48	$10.79
Income (loss) from investment operations:
Net investment income(1)	0.29	0.30	0.31	0.34	0.36
Net gain (loss) on securities (both
realized and unrealized)	(0.04)	(0.31)	0.11	0.33	(0.31)
Total from investment operations	0.25	(0.01)	0.42	0.67	0.05
Less distributions (note 9):
Dividends from net investment income	(0.29)	(0.30)	(0.31)	(0.34)	(0.36)
Distributions from capital gains	—	—	—	—	—
Total distributions	(0.29)	(0.30)	(0.31)	(0.34)	(0.36)
Net asset value, end of period	$10.57	$10.61	$10.92	$10.81	$10.48
Total return	2.34%	(0.15)%	4.01%	6.51%	0.56%
Ratios/supplemental data
Net assets, end of period (in millions)	$106	$104	$101	$93	$86
Ratio of expenses to average net assets	0.61%	0.62%	0.62%	0.61%	0.64	%(2)
Ratio of net investment income to
average net assets	2.69%	2.73%	2.92%	3.22%	3.48	%(2)
Portfolio turnover rate	4%	12%	19%	8%	15%

Expense and net investment income ratios without the effect of the contractual expense cap and additional voluntary fee waivers were (note 3):

Ratio of expenses to average net assets	0.69%	0.70%	0.70%	0.73%	0.77	%(2)
Ratio of net investment income to
average net assets	2.61%	2.65%	2.84%	3.10%	3.35	%(2)

_________________________

(1)	Per share amounts have been calculated using the daily average shares method.
(2)	Includes expenses incurred in connection with the reorganization of the Fund into a series of Aquila Municipal Trust. Without these expenses, the expense ratio and the net investment income ratio would have been 0.73% and 3.39%, respectively, for the year ended March 31, 2014.

See accompanying notes to financial statements.

33 | Aquila Narragansett Tax-Free Income Fund

Additional Information (unaudited)

Trustees(1)
and Officers			Number of
	Positions		Portfolios
	Held with		in Fund
	Fund and	Principal	Complex(4)	Other Directorships
Name	Length of	Occupation(s)	Overseen	Held by Trustee
and Year of Birth (2)	Service(3)	During Past 5 Years	by Trustee	During Past 5 Years

Interested Trustee (5)

Diana P. Herrmann New York, NY (1958)	Vice Chair of Aquila Municipal Trust since 2014, Trustee since 1994 and President since 1998	Chair (since 2016 and previously Vice Chair since 2004) and Chief Executive Officer (since 2004) of Aquila Management Corporation, Founder and Sponsor of the Aquila Group of Funds(6) and parent of Aquila Investment Management LLC, Manager, President since 1997, Chief Operating Officer, 1997-2008, a Director since 1984, Secretary since 1986 and previously its Executive Vice President, Senior Vice President or Vice President, 1986-1997; Chief Executive Officer (since 2004) and Chair (since 2016 and previously Vice Chair since 2004), President and Manager since 2003, and Chief Operating Officer (2003-2008), of the Manager; Chair, Vice Chair, President, Executive Vice President and/or Senior Vice President of funds in the Aquila Group of Funds since 1986; Manager of the Distributor since 1997; Governor, Investment Company Institute (the U.S. mutual fund industry trade organization dedicated to protecting shareholder interests and educating the public about investing) for various periods since 2004, and Chair of its Small Funds Committee, 2004-2009; active in charitable and volunteer organizations.	11	Director of ICI Mutual Insurance Company, a Risk Retention Group, for various periods since 2006; formerly Vice Chair and Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2004-2012

Non-Interested Trustees

Thomas A. Christopher Danville, KY (1947)	Chair of the Board of Aquila Municipal Trust since 2017; Trustee since 2009	Principal, Robinson, Hughes & Christopher, C.P.A.s, P.S.C., since July 2017, previously Senior Partner, since 1977; Chairman of the Board, A Good Place for Fun, Inc., a sports facility, since 1987, President, 1987-2012; Director, Global Outreach International, since 2011; member of the Kentucky Primary Care Technical Advisory Committee, since 2017; Director, Sunrise Children’s Services Inc., 2010-2013; currently or formerly active with various professional and community organizations.	5	None

34 | Aquila Narragansett Tax-Free Income Fund

Additional Information (unaudited)

Trustees(1)
and Officers			Number of
	Positions		Portfolios
	Held with		in Fund
	Fund and	Principal	Complex(4)	Other Directorships
Name	Length of	Occupation(s)	Overseen	Held by Trustee
and Year of Birth (2)	Service(3)	During Past 5 Years	by Trustee	During Past 5 Years

Non-Interested Trustees (cont’d)

Ernest Calderón Phoenix, AZ (1957)	Trustee of Aquila Municipal Trust since 2004	Attorney (currently, Partner, Calderón Law Offices, PLC); Regent emeritus and President emeritus Arizona Board of Regents; Adjunct Professor, Northern Arizona University; Doctoral Candidate (2020) University of Southern California; served six Arizona governors by appointment; Past President, Grand Canyon Council of Boy Scouts of America; Past President, State Bar of Arizona, 2003-2004; member, American Law Institute.	8	None

Gary C. Cornia St. George, UT (1948)	Trustee of Aquila Municipal Trust since 2009	Emeritus Dean and Professor, Marriott School of Management, Brigham Young University 2014-present; Professor, Marriott School of Management, Brigham Young University, 1980-2014; Commissioner, Utah State Securities Commission, 2013–present; Dean, Marriott School of Management, 2008-2013; Director, Romney Institute of Public Management, Marriott School of Management, 2004-2008; Past President, National Tax Association; Fellow, Lincoln Institute of Land Policy, 2002-present; Associate Dean, Marriott School of Management, Brigham Young University, 1991-2000; member, Utah Governor’s Tax Review Committee, 1993-2009.	5	International Center for Land Policies and Training, Taipei, Taiwan, Director and Chair of Executive Committee

Grady Gammage, Jr. Phoenix, AZ (1951)	Trustee of Aquila Municipal Trust since 2001	Founding partner, Gammage & Burnham, PLC, a law firm, Phoenix, Arizona, since 1983; director, Central Arizona Water Conservation District, 1992-2004; Senior Fellow, Morrison Institute for Public Policy and Kyl Institute for Water Policy; Adjunct Professor, Sandra Day O’Connor College of Law; W. P. Carey School of Business; active with Urban Land Institute; Author, “The Future of the Suburban City” Island Press, 2016.	5	None

35 | Aquila Narragansett Tax-Free Income Fund

Additional Information (unaudited)

Trustees(1)
and Officers			Number of
	Positions		Portfolios
	Held with		in Fund
	Fund and	Principal	Complex(4)	Other Directorships
Name	Length of	Occupation(s)	Overseen	Held by Trustee
and Year of Birth (2)	Service(3)	During Past 5 Years	by Trustee	During Past 5 Years

Non-Interested Trustees (cont’d)

Glenn P. O’Flaherty Granby, CO (1958)	Trustee of Aquila Municipal Trust since 2013	Chief Financial Officer and Chief Operating Officer of Lizard Investors, LLC, 2008; Co-Founder, Chief Financial Officer and Chief Compliance Officer of Three Peaks Capital Management, LLC, 2003-2005; Vice President – Investment Accounting, Global Trading and Trade Operations, Janus Capital Corporation, and Chief Financial Officer and Treasurer, Janus Funds, 1991-2002.	8	Formerly Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2009-2012

James R. Ramsey Louisville, KY (1948)	Trustee of Aquila Municipal Trust since 2013	Retired; President, University of Louisville, 2002-2016; Professor of Economics, University of Louisville, 1999-2016; Kentucky Governor’s Senior Policy Advisor and State Budget Director, 1999-2002; Vice Chancellor for Finance and Administration, the University of North Carolina at Chapel Hill, 1998 to 1999; previously Vice President for Finance and Administration at Western Kentucky University, State Budget Director for the Commonwealth of Kentucky, Chief State Economist and Executive Director for the Office of Financial Management and Economic Analysis for the Commonwealth of Kentucky, Adjunct Professor at the University of Kentucky, Associate Professor at Loyola University-New Orleans and Assistant Professor at Middle Tennessee State University.	5	Community Bank and Trust, Pikeville, KY and Texas Roadhouse Inc.

Laureen L. White North Kingstown, RI (1959)	Trustee of Aquila Municipal Trust since 2013	President, Greater Providence Chamber of Commerce, since 2005, Executive Vice President 2004-2005 and Senior Vice President, 1989-2002; Executive Counselor to the Governor of Rhode Island for Policy and Communications, 2003-2004.	5	None

36 | Aquila Narragansett Tax-Free Income Fund

(1) The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.

(2) The mailing address of each Trustee is c/o Aquila Municipal Trust, 120 West 45th Street, Suite 3600, New York, NY 10036.

(3) Each Trustee holds office until his or her successor is elected or his or her earlier retirement or removal.

(4) Includes certain Aquila-sponsored funds that are dormant and have no public shareholders

(5) Ms. Herrmann is an “interested person” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as an officer of the Trust, as a director, officer and shareholder of the Manager’s corporate parent, as an officer and Manager of the Manager, and as a Manager of the Distributor.

(6) The “Aquila Group of Funds” includes: Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado, Hawaiian Tax-Free Trust, Aquila Churchill Tax-Free Fund of Kentucky, Aquila Tax-Free Trust of Oregon, Aquila Narragansett Tax-Free Income Fund (Rhode Island) and Aquila Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund and are called the “Aquila Municipal Bond Funds”; Aquila Three Peaks Opportunity Growth Fund, which is an equity fund; and Aquila Three Peaks High Income Fund, which is a high-income corporate bond fund.

37 | Aquila Narragansett Tax-Free Income Fund

Positions
Held with
Name,	Trust and
Address	Length of
and Year of Birth (1)	Service(2)	Principal Occupation(s) During Past 5 Years

Officers(3)

Charles E. Childs, III New York, NY (1957)	Executive Vice President of Aquila Municipal Trust since 2003 and Secretary since 2011	Executive Vice President of all funds in the Aquila Group of Funds and the Manager and the Manager’s parent since 2003; Chief Operating Officer of the Manager and the Manager’s parent since 2008; Secretary of all funds in the Aquila Group of Funds since 2011; formerly Senior Vice President, corporate development, Vice President, Assistant Vice President and Associate of the Manager’s parent since 1987; Executive Vice President, Senior Vice President, Vice President or Assistant Vice President of the Aquila money-market funds, 1988-2012; Manager of the Distributor since 2012.

Marie E. Aro New York, NY (1955)	Senior Vice President of Aquila Municipal Trust since 2010	Co-President, Aquila Distributors LLC since 2010, Vice President, 1993-1997; Senior Vice President, Aquila Municipal Trust (since 2013), Aquila Funds Trust (since 2013), Aquila Tax-Free Trust of Arizona (since 2010 and Vice President, 2004-2010), Aquila Three Peaks High Income Fund (since 2006), Hawaiian Tax-Free Trust and Aquila Tax-Free Trust of Oregon (since 2010), Aquila Three Peaks Opportunity Growth Fund (2004-2013) and Aquila Churchill Tax-Free Fund of Kentucky, Aquila Narragansett Tax-Free Income Fund, Aquila Tax-Free Fund For Utah, and Aquila Tax-Free Fund of Colorado (2010-2013); Vice President, INVESCO Funds Group, 1998-2003.

Stephen J. Caridi New York, NY (1961)	Senior Vice President of Aquila Municipal Trust since 2013	Vice President, Hawaiian Tax-Free Trust since 1998; Senior Vice President, Aquila Municipal Trust since 2013; Vice President, Aquila Funds Trust since 2013; Senior Vice President, Aquila Narragansett Tax-Free Income Fund 1998-2013, Vice President 1996-1997; Senior Vice President, Aquila Tax-Free Fund of Colorado 2004-2009; Vice President, Aquila Three Peaks Opportunity Growth Fund 2006-2013.

Paul G. O’Brien New York, NY (1959)	Senior Vice President of Aquila Municipal Trust since 2010	Co-President, Aquila Distributors LLC since 2010, Managing Director, 2009-2010; Senior Vice President of various funds in the Aquila Group of Funds since 2010 and all funds since 2013; held various positions to Senior Vice President and Chief Administrative Officer of Evergreen Investments Services, Inc., 1997-2008; Mergers and Acquisitions Coordinator for Wachovia Corporation, 1994-1997.

Craig T. DiRuzzo Denver, CO (1976)	Vice President of Aquila Municipal Trust since 2013	Vice President, Aquila Municipal Trust, and Regional Sales Manager of the Distributor, since 2013; Regional Vice President, B I C Group, LLC, Denver, CO, 2012; Vice President, Wellesley Investment Advisors, Denver, CO, 2011-2012; Mutual Funds Sales Director, UBS Global Asset Management, Denver, CO, 2004-2010, Internal Investment Consultant, 2002-2004.

38 | Aquila Narragansett Tax-Free Income Fund

Positions
Held with
Name,	Trust and
Address	Length of
and Year of Birth (1)	Service(2)	Principal Occupation(s) During Past 5 Years

Officers (cont’d)(3)

Royden P. Durham Louisville, KY (1951)	Vice President of Aquila Municipal Trust since 2013; Portfolio Manager of Aquila Churchill Tax-Free Fund of Kentucky (since 2011), Aquila Tax-Free Trust of Arizona (since 2017) and Aquila Tax-Free Fund For Utah (since 2017)	Vice President and portfolio manager or co-portfolio manager of Aquila Churchill Tax-Free Fund of Kentucky (since 2011); Vice President and portfolio manager of Aquila Tax-Free Trust of Arizona (since 2017) and Aquila Tax-Free Fund For Utah (since 2017); President, advEnergy solutions LLC, 2007-2011; Vice President and Trust Advisor, JP Morgan Chase, 2005-2006; Vice President and Trust Officer, Regions Morgan Keegan Trust, 2003-2005; Vice President Fixed Income and Equity Portfolios, The Sachs Company / Louisville Trust Company, 1986-2003.

Brandon M. Moody Crestwood, KY (1984)	Vice President of Aquila Municipal Trust since 2014	Vice President, Aquila Churchill Tax-Free Fund of Kentucky since 2014; Territory Manager, Jefferson National, 2010 - 2014; Licensed Financial Sales Consultant, PNC Investments, 2009-2010.

Nirmal Rijhwani Scottsdale, AZ (1978)	Vice President of Aquila Municipal Trust since 2016	Vice President, Aquila Tax-Free Trust of Arizona since December 2016; Regional Sales Manager and previously Regional Sales Development Manager, Aquila Distributors LLC since 2014; Regional Director - External Wholesaler, James Alpha Management, LLC,2012-2013; Regional Vice President – External Wholesaler, BIC Group, LLC. 2011-2012

Anthouny A. Tanner Phoenix, AZ (1960)	Vice President of Aquila Municipal Trust since 2018 and Portfolio Manager of Aquila Tax-Free Trust of Arizona, Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Fund For Utah since 2018	Vice President and Portfolio Manager of Aquila Tax-Free Trust of Arizona, Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Fund For Utah since 2018; Senior Portfolio Manager at BNY Mellon Wealth Management from 2016 to 2018; a Senior Client Advisor at BMO Private Bank from 2014 to 2015; and Senior Fixed Income Manager at Wells Fargo Private Bank from 2010 to 2014.

39 | Aquila Narragansett Tax-Free Income Fund

Positions
Held with
Name,	Trust and
Address	Length of
and Year of Birth (1)	Service(2)	Principal Occupation(s) During Past 5 Years

Officers (cont’d)(3)

James T. Thompson Bountiful, Utah (1955)	Vice President of Aquila Municipal Trust since 2009; Portfolio Manager of Aquila Tax-Free Fund For Utah (since 2009), Aquila Tax-Free Trust of Arizona (since 2017) and Aquila Churchill Tax-Free Fund of Kentucky (since 2017)	Vice President and portfolio manager or co-portfolio manager of Aquila Tax-Free Fund For Utah, since 2009; Vice President or Assistant Vice President and portfolio manager or backup portfolio manager of Aquila Tax-Free Trust of Arizona and Aquila Churchill Tax-Free Fund of Kentucky since 2009; Senior Vice President, First Security Bank/Wells Fargo Brokerage Services LLC, Salt Lake City, Utah 1991-2009.

M. Kayleen Willis Salt Lake City, UT (1963)	Vice President of Aquila Municipal Trust since 2013	Vice President, Aquila Tax-Free Fund For Utah since 2003, Assistant Vice President, 2002-2003; Vice President, Aquila Three Peaks Opportunity Growth Fund, 2004-2013 and Aquila Funds Trust since 2013.

Amy L. Rydalch Oakley, UT (1970)	Assistant Vice President of Aquila Municipal Trust since 2013	Assistant Vice President, Aquila Tax-Free Fund For Utah since 2010, independent credit analyst, 2001-2009, for Aquila Tax-Free Fund For Utah.

Randall S. Fillmore New York, NY (1960)	Chief Compliance Officer of Aquila Municipal Trust since 2012	Chief Compliance Officer of all funds in the Aquila Group of Funds, the Manager and the Distributor since 2012; Managing Director, Fillmore & Associates, 2009-2012; Fund and Adviser Chief Compliance Officer (2002-2009), Senior Vice President - Broker Dealer Compliance (2004-2009), Schwab Funds Anti Money Laundering Officer and Identity Theft Prevention Officer (2004-2009), Vice President - Internal Audit (2000-2002), Charles Schwab Corporation; National Director, Information Systems Risk Management - Consulting Services (1999-2000), National Director, Investment Management Audit and Business Advisory Services (1992-1999), Senior Manager, Manager, Senior and Staff Roles (1983-1992), PricewaterhouseCoopers LLP.

40 | Aquila Narragansett Tax-Free Income Fund

Positions
Held with
Name,	Trust and
Address	Length of
and Year of Birth (1)	Service(2)	Principal Occupation(s) During Past 5 Years

Officers (cont’d)(3)

Joseph P. DiMaggio New York, NY (1956)	Chief Financial Officer of Aquila Municipal Trust since 2003 and Treasurer since 2000	Chief Financial Officer of all funds in the Aquila Group of Funds since 2003 and Treasurer since 2000.

Yolonda S. Reynolds New York, NY (1960)	Assistant Treasurer of Aquila Municipal Trust since 2010	Assistant Treasurer of all funds in the Aquila Group of Funds since 2010; Director of Fund Accounting for the Aquila Group of Funds since 2007.

Lori A. Vindigni New York, NY (1966)	Assistant Treasurer of Aquila Municipal since 2000	Assistant Treasurer of all funds in the Aquila Group of Funds since 2000; Assistant Vice President of the Manager or its predecessor and current parent since 1998; Fund Accountant for the Aquila Group of Funds, 1995-1998.

_________________

(1) The mailing address of each officer is c/o Aquila Municipal Trust, 120 West 45th Street, Suite 3600, New York, NY 10036.

(2) The term of office of each officer is one year.

(3) The Trust’s Statement of Additional Information includes additional information about the officers and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.

41 | Aquila Narragansett Tax-Free Income Fund

Your Fund’s Expenses (unaudited)

     As a Fund shareholder, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges (“CDSC”) with respect to Class C shares; and (2) ongoing costs including management fees; distribution “12b-1” and/or service fees; and other Fund expenses. The table below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The table below assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

     The table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses that you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During the Period”.

Hypothetical Example for Comparison with Other Funds

     Under the heading, “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

     Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual			Hypothetical
	(actual return after expenses)			(5% annual return before expenses)
			Expenses(2)		Expenses(2)
	Beginning	Ending(1)	Paid During	Ending	Paid During	Net
	Account	Account	Period	Account	Period	Annualized
Share	Value	Value	10/1/17 –	Value	10/1/17 –	Expense
Class	10/1/17	3/31/18	3/31/18	3/31/18	3/31/18	Ratio
A	$1,000	$995.70	$3.78	$1,021.14	$3.83	0.76%
C	$1,000	$991.50	$7.99	$1,016.90	$8.10	1.61%
I	$1,000	$995.20	$4.33	$1,020.59	$4.38	0.87%
Y	$1,000	$996.50	$3.04	$1,021.89	$3.07	0.61%

(1)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A or the applicable CDSC with respect to Class C shares. Total return is not annualized and as such, it may not be representative of the total return for the year.

(2)	Expenses are equal to the annualized expense ratio for the six-month period as indicated above - in the far right column - multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

42 | Aquila Narragansett Tax-Free Income Fund

Information Available (unaudited)

     Much of the information that the funds in the Aquila Group of Funds produce is automatically sent to you and all other shareholders. Specifically, you are routinely sent your Fund’s entire list of portfolio securities twice a year in the semi-annual and annual reports you receive. Additionally, under Fund policies, the Manager publicly discloses the complete schedule of the Fund’s portfolio holdings, as of each calendar quarter, generally by the 15th day after the end of each calendar quarter. Such information remains accessible until the next schedule is made publicly available. You may obtain a copy of the Fund’s portfolio holdings schedule for the most recently completed period by visiting the Fund’s website at www.aquilafunds.com. Whenever you wish to see a listing of your Fund’s portfolio other than in your shareholder reports, please check our website at www.aquilafunds.com or call us at 1-800-437-1000.

     The Fund additionally files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available free of charge on the SEC website at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. or by calling 1-800-SEC-0330.

Proxy Voting Record (unaudited)

     During the 12 month period ended June 30, 2017, there were no proxies related to any portfolio instruments held by the Fund. As such, the Fund did not vote any proxies. Applicable regulations require us to inform you that the Fund’s proxy voting information is available on the SEC website at www.sec.gov.

Federal Tax Status of Distributions (unaudited)

     This information is presented in order to comply with a requirement of the Internal Revenue Code. No action on the part of shareholders is required.

     For the fiscal year ended March 31, 2018, $6,142,535 of dividends paid by Aquila Narragansett Tax-Free Income Fund, constituting 99.2% of total dividends paid, were exempt-interest dividends; and the balance was ordinary income.

     Prior to February 15, 2019, shareholders will be mailed the appropriate tax form(s) which will contain information on the status of distributions paid for the 2018 calendar year.

43 | Aquila Narragansett Tax-Free Income Fund

(THIS PAGE INTENTIONALLY LEFT BLANK)

Founders

     Lacy B. Herrmann (1929-2012)

Aquila Management Corporation, Sponsor

Manager

AQUILA INVESTMENT MANAGEMENT LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Investment Sub-Adviser

     CITIZENS INVESTMENT ADVISORS,

A DEPARTMENT OF CITIZENS BANK, N. A.

     One Citizens Plaza

Providence, Rhode Island 02903

Board of Trustees

Thomas A. Christopher, Chair

Diana P. Herrmann, Vice Chair

Ernest Calderón

Gary C. Cornia

Grady Gammage, Jr.

Glenn P. O’Flaherty

James R. Ramsey

Laureen L. White

Officers

     Diana P. Herrmann, President

Charles E. Childs, III, Executive Vice President

and Secretary

Marie E. Aro, Senior Vice President

Stephen J. Caridi, Senior Vice President

Paul G. O’Brien, Senior Vice President

Randall S. Fillmore, Chief Compliance Officer

Joseph P. DiMaggio, Chief Financial Officer

and Treasurer

Distributor

AQUILA DISTRIBUTORS LLC 120

West 45th Street, Suite 3600

New York, New York 10036

Transfer and Shareholder Servicing Agent

BNY MELLON INVESTMENT SERVICING (US) INC.

4400 Computer Drive

Westborough, Massachusetts 01581

Custodian

THE BANK OF NEW YORK MELLON

225 Liberty Street

New York, New York 10286

Independent Registered Public Accounting Firm

     TAIT, WELLER & BAKER LLP

1818 Market Street, Suite 2400

Philadelphia, Pennsylvania 19103

Further information is contained in the Prospectus,

which must precede or accompany this report.

Annual Report March 31, 2018

Aquila Tax-Free Fund of Colorado ““Consistency and Continuity”” Serving Colorado investors since 1987

     May, 2018

Dear Fellow Shareholder:

     For over three decades, we have sought to give you as comprehensive a picture of Aquila Tax-Free Fund of Colorado as possible by highlighting, in each Annual Report letter, topics we believe you will find of interest.

     Yes – “over three decades!” That’s a considerable amount of time. Yet, in some ways, it seems like just yesterday.

     We believe part of the reason why it doesn’t feel nearly that long to me is because of our commitment to consistency and continuity.

     If we look back over the Aquila Group of Funds’ and the Fund’s existence, many things “feel” the same. In fact, while we have made certain changes, out of necessity or desire, over the years, we take great pride in the unbroken and consistent existence of our core values and beliefs implemented by dedicated and talented individuals.

     First and foremost, we never forget that it is your money and your Fund, investing in your state. We view every interaction with you, our shareholders, and your financial professionals as an opportunity to strengthen that relationship.

     We also value the fact that you and your fellow shareholders have invested in Aquila Tax-Free Fund of Colorado not only for tax-free income, but also for preservation of capital.

     These two key values are the basis of our four guiding principles:

•	manage conservatively

•	focus on what we know best

•	put customers first; and

•	know what’s important

     As investment managers for nearly 35 years, we have always believed that investing successfully depends on knowing what you own and why you own it. We believe this is particularly important in today’s markets.

     Moreover, we have never lost sight of the strategy that we formulated with our first municipal bond fund back in 1985. That strategy, which was specifically designed with a goal to meet your Fund’s investment objective of double tax-free income and stability of capital on as consistent a basis as possible, includes sticking with high quality investments, keeping an intermediate maturity for the Fund’s portfolio of investments, diversifying our investments, and utilizing the expertise of local talent.

     In line with our guiding principles, we have always believed that local makes a real difference - local trustees, local portfolio management, local representatives and local shareholder meetings. We don’t have to read about issues affecting the state, because we have our local eyes and ears.

NOT A PART OF THE ANNUAL REPORT

     Our portfolio management teams are attuned to the nuances of the local municipal markets, the economy and policy decisions. They are well-positioned to “kick the tires” - periodically visiting individual projects as deemed desirable, monitoring economic developments, staying familiar with, and reaching out to, local officials responsible for managing budgets, and observing the mood of the electorate as various projects are put to a vote.

     We have also continually placed an emphasis on the quality of investments and the quality of the individuals who oversee those investments. When selecting securities we have always focused on the source and reliability of revenue and income streams, the management teams and the financial decisions they make, and the discipline those teams apply to executing their strategic and budget plans.

     Our investment strategy of consistently focusing upon municipal bond funds with intermediate maturities has always been with a goal to limit volatility with any change in interest rates.

     Our philosophy concerning diversification has been consistent as well. It’s quite simple – “don’t put all of your eggs in one basket.” To the maximum extent possible, Aquila Tax-Free Fund of Colorado continually strives to invest in as many types of projects as possible throughout the state. This is done not only to limit exposure in any particular situation, but also to enhance the quality of life throughout Colorado by financing worthy municipal projects. We are very proud that your Fund has consistently served thousands of residents and local projects very well over the years through its support of Colorado’s vital infrastructure.

     In addition to our timeless and consistent focus, our continuity continues through the high caliber and longevity of our team. For example, I’ve been with the Aquila Group of Funds for over 30 years now. Your Fund has been fortunate to draw upon the experience of many other long-tenured team members as well over the years.

     So, while the pieces of the puzzle may have changed shape over the years, when put together, the picture it forms is still the same - year in and year out.

     Thank you for your continued confidence and loyalty in Aquila Tax-Free Fund of Colorado.

Sincerely,

Diana P. Herrmann, Vice Chair and President

Any information in this Shareholder Letter regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

NOT A PART OF THE ANNUAL REPORT

Aquila Tax-Free Fund of Colorado ANNUAL REPORT Management Discussion Serving Colorado investors since 1987

Fund Performance

     The total return for the Class A shares of Aquila Tax-Free Fund of Colorado (the “Fund”) based on net asset value (“NAV”) was 0.55% for the year ended March 31, 2018. The Bloomberg Barclays Quality Intermediate Municipal Bond Index returned 1.11% for the same period. The portfolio performed very close to the Index returns for most sectors and maturity ranges. The Fund’s overweighting in pre-refunded securities was the primary factor in the underperformance versus the Index. As a part of our overall portfolio strategy, we have purposely maintained a heightened exposure to pre-refunded bonds as a source for liquidity and current yield. Factors which provided positive comparison to the Index were an overweighting of securities in the 7-10 year range and a greater exposure to school district bonds.

Municipal Market

     After an end of year rush to market, resulting in a strong year for municipal issuance in 2017, we expect issuance to decline for 2018 due, in large part, to the passage of the TCJA which eliminated advance refundings. Just over the first quarter of 2018, issuance dropped 31% compared to the first quarter of 2017. As a result, demand for new municipal bond issues has continued to be strong, further exaggerating supply limitations. Although the decrease in the corporate tax rate could make municipal bonds less attractive among banks and insurance companies, we believe individual demand will likely to remain high due to the limited State and Local Taxes (“SALT”) deduction.

     However, strong demand and lack of supply could not overcome the impact of a rise in yields led by the Fed raising interest rates. In contrast to last year overall, first quarter 2018 experienced a steepening as yields on both Treasury and municipal bonds increased around 40 basis points in the 10-year part of the curve. Overall, the municipal curve has become flatter, with a slight positive slope. Although we expect to see continued flattening, we do not anticipate inversion of the municipal curve, due to a variety of factors including the impact of the new issue market. In addition, credit spreads remain historically tight, with little additional yield being offered for added risk.

U.S. Economy

     U.S. economic data remains solid with continued signs of growth and improvement following the passage of the Tax Cuts and Jobs Act (“TCJA”). The labor market remains strong and the 4.1% unemployment rate has remained near the lowest level seen in the past 20 years. Furthermore, we expect that economic activity will expand at a moderate pace and that labor market conditions will remain strong as unemployment rates are projected to decline and inflation to move up and stabilize around 2%. Consumer confidence remains high as spending continues to grow due to an overall increase in household wealth and income. However, as a result of elevated spending levels, the household savings rate has declined to its lowest level since 2005.

1 | Aquila Tax-Free Fund of Colorado

MANAGEMENT DISCUSSION (continued)

     It came as no surprise that the Federal Reserve (the “Fed”) raised interest rates by 25 basis points in March, the sixth rate increase since December 2015, as the Fed continues to tighten monetary policy. The move came amid a strengthening labor market and economic activity rising at a moderate rate. Although the Fed has maintained its forecast for three rate hikes in 2018 amid modest inflation, both short-term and long-term government yields rose while major averages in the stock market moved higher due to the Fed’s outlook.

     However, rates are not just rising in the U.S., but internationally as well. In overseas markets, the German 10-year bond yield was positive all year, after being negative for a quarter of 2016. Rate movements observed in the international markets have generally depicted the rise in oil prices and inflation expectations. We believe this trend is likely to continue as economic prospects and shifts in monetary policy continue to become more optimistic in Europe and Japan. As a result, U.S. Treasuries are becoming less attractive to foreign owners, which account for approximately 38.4% of the $16 trillion Treasury market.

Colorado Economy

     Colorado’s economic growth has continued to improve over this past year. Gross Domestic Product (“GDP”) jumped 3.7% in the third quarter of 2017. Rising oil and gas prices increased oil production by 46.3% over last year and drilling rigs increased from 26 in December 2016 to 34 in December 2017. Employment growth remains positive across all industries in the State, with Greeley and Grand Junction experiencing the most job growth during 2017, at 6.2% and 3.9%. Nevertheless, the Colorado unemployment rate remains among the lowest in the country and near historic lows. Oil and gas, construction, leisure and hospitality, professional and business services are all expected to lead Colorado in employment growth through 2018.

     In March 2018, the state-wide median price for single-family homes rose to $380,000, an increase of 8.0% over March 2017. According to data released by S&P/ Case-Shiller, Denver was fifth in the nation for home price growth in 2017. Home price appreciation is expected to slow as interest rates rise and new supply comes to market.

     According to the Colorado Legislative Council, the State’s March 2018 revenue forecast for general fund revenues is $11.35 billion, up 10.4% from fiscal year 2017. Colorado general fund revenue growth is expected to increase 7.2% in fiscal year 2019, due to the impact of the TCJA, continued economic expansion and income tax collections. Higher consumer spending, strong employment growth, moderate wage growth, strong capital gains earnings, and an increase in energy industry activity are expected to increase state revenues.

     Municipal bond issuance in Colorado increased by 13.7% over the past year, which has been attributed to a record $3.2 billion in general obligation bonds that were approved across the State in the November 2016 election and issued early in 2017. Furthermore, as a result of the eliminated advance refundings by the TCJA, Colorado issuers rushed to complete their refunding bonds prior to the end of the year. As a result, December 2017 experienced a two-thirds increase in the level of issuance versus the prior December. Notable issues from the past year, in which the Fund has participated, include: the $72 million Colorado School of Mines Institutional Enterprise Revenue Bonds, $42 million City of Denver Water Revenue Bonds, and the $70 million Jefferson County School District General Obligation Refunding Bonds.

2 | Aquila Tax-Free Fund of Colorado

MANAGEMENT DISCUSSION (continued)

     We continue to have concerns regarding the funding level of Colorado’s Public Employees Retirement Association (“PERA”), which is currently 58.1%. Currently, the State Legislature has pending legislation to make modifications to PERA for the purpose of improving funding levels. The legislation was created with the goal to reduce all unfunded liabilities to an amortization period of less than 30 years and achieve full funding of PERA’s various divisions. We remain concerned about PERA’s relatively low funding levels and the impact of increased contribution rates. As a result, our credit research includes a review of each issuer’s local pension exposure. However, unlike many states, the State of Colorado does not have outstanding general obligation bonds that could potentially conflict with pension funding.

Outlook and Strategy

     The Fund’s portfolio characteristics have become more defensive over the past year with the weighted average maturity declining to 6.90 years. Credit quality has remained very high with over 87% of the portfolio rated AA or higher. We believe that our defensive strategy will weather the rapidly changing interest rate environment well. While it is possible the Federal Reserve will raise short term interest rates 2 or 3 more times this year, we don’t anticipate a major disruption as evidenced by the market’s reaction to the March increase. We expect a slight upward bias in interest rates driven by Federal Reserve activities for the remainder of 2018. This may allow us to take advantage of higher yields by replacing some securities that we purchased during the very low interest rate environment in recent years.

     The Fund currently benefits from legacy holdings purchased in higher interest rate environments that have been pre-refunded. These high-quality, liquid securities provide what we believe to be an attractive current yield and help to reduce price volatility for our shareholders, as well as offering the flexibility to reinvest in higher yielding bonds should interest rates rise. We intend to continue our defensive investment strategy by striving to maintain an intermediate average portfolio maturity, emphasizing investment grade credit quality, and a balanced exposure to callable bonds. Furthermore, we will seek to continue to perform in-depth credit research on all portfolio holdings, as we believe it is critical during the current rapidly changing economic environment.

Mutual fund investing involves risk and loss of principal is possible.

The market prices of the Fund’s securities may rise or decline in value due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment may go down. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

The value of your investment may go down when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term securities. Interest rates in the U.S. have begun to rise after having been at historical lows for some time, so the Fund faces a heightened risk that interest rates may continue to rise. A general rise in interest rates may cause investors to move out of fixed income securities and could also result in increased redemptions from the Fund.

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of underlying securities and their inability to meet their debt obligations.

3 | Aquila Tax-Free Fund of Colorado

The value of municipal securities can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory developments, legislative actions, and by uncertainties and public perceptions concerning these and other factors. The Fund may be affected significantly by adverse economic, political or other events affecting state and other municipal issuers in which it invests, and may be more volatile than a more geographically diverse fund.

A portion of income may be subject to local, state, Federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

These risks may result in share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

Any information in this Annual Report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

4 | Aquila Tax-Free Fund of Colorado

PERFORMANCE REPORT

     The following graph illustrates the value of $10,000 invested in the Class Y shares of Aquila Tax-Free Fund of Colorado (the “Fund”) for the 10-year period ended March 31, 2018 as compared with the Bloomberg Barclays Quality Intermediate Municipal Bond Index (the “Bloomberg Barclays Quality Index”) and the Consumer Price Index (a cost of living index). The performance of each of the other classes is not shown in the graph but is included in the table below. It should be noted that the Bloomberg Barclays Quality Index does not include any operating expenses nor sales charges, and being nationally oriented, does not reflect state-specific bond market performance.

	Average Annual Total Return
	for periods ended March 31, 2018
				Since
Class and Inception Date	1 Year	5 Years	10 Years	Inception
Class A since 5/21/87
With Maximum Sales Charge	(3.49)%	1.07%	2.97%	4.78%
Without Sales Charge	0.55	1.89	3.39	4.92
Class C since 4/30/96
With CDSC*	(1.39)	0.94	2.42	2.99
Without CDSC	(0.41)	0.94	2.42	2.99
Class Y since 4/30/96
No Sales Charge	0.61	1.94	3.45	4.12
Bloomberg Barclays Quality Index	1.11	1.91	3.57	5.15	(Class A)
				4.38	(Class C & Y)

Total return figures shown for the Fund reflect any change in price and assume all distributions, including capital gains, within the period were invested in additional shares. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. The rates of return will vary and the principal value of an investment will fluctuate with market conditions. Shares, if redeemed, may be worth more or less than their original cost. A portion of each class’s income may be subject to Federal and state income taxes. Past performance is not predictive of future investment results.

* CDSC = 1% contingent deferred sales charge imposed on redemptions made within the first 12 months after purchase.

5 | Aquila Tax-Free Fund of Colorado

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Aquila Municipal Trust and the

Shareholders of Aquila Tax-Free Fund of Colorado:

Opinion on the Financial Statements

     We have audited the accompanying statement of assets and liabilities of Aquila Tax-Free Fund of Colorado (the “Fund”), including the schedule of investments, as of March 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted the United States of America.

Basis for Opinion

     These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor for the Trust since 2005.

     We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

     Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2018 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

May 29, 2018

6 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	General Obligation Bonds (29.2%)	(unaudited)	Value

	City & County (0.4%)
	Englewood, Colorado
$1,000,000	5.000%, 12/01/30	NR/AA+/NR	$1,189,720

	Metropolitan Districts (2.8%)
	Denver, Colorado Urban Renewal
	Authority, Tax Increment Revenue,
	Stapleton Senior Series A-1
2,600,000	5.000%, 12/01/25	NR/NR/AA-	2,903,654
	Denver, Colorado Urban
	Renewal Authority,
	Tax Increment Revenue,
	Stapleton Senior Series B-1
1,000,000	5.000%, 12/01/25	Aa3/NR/NR	1,172,530
	Meridian Metropolitan District,
	Colorado Refunding Series A
1,645,000	4.500%, 12/01/23	NR/A-/A	1,767,733
	Poudre Tech Metropolitan District,
	Colorado Unlimited Property Tax
	Supported Revenue Refunding
	& Improvement, Series B
1,990,000	5.000%, 12/01/28 AGMC Insured	NR/AA/NR	2,100,923
	Total Metropolitan Districts		7,944,840

	School Districts (25.6%)
	Adams 12 Five Star Schools, Colorado
3,000,000	5.000%, 12/15/25	Aa2/AA-/NR	3,492,090
1,000,000	5.000%, 12/15/25	Aa2/AA-/NR	1,180,990
1,435,000	5.000%, 12/15/29	Aa2/AA-/NR	1,695,438
	Adams County, Colorado
	School District #50
1,000,000	4.000%, 12/01/23	Aa2/AA-/NR	1,084,390
3,000,000	4.000%, 12/01/24	Aa2/AA-/NR	3,243,450
	Adams & Arapahoe Counties,
	Colorado Joint School District #28J
1,000,000	5.000%, 12/01/30	Aa2/NR/AA	1,180,770
	Adams & Weld Counties,
	Colorado School District #27J
1,030,000	5.000%, 12/01/22	Aa2/AA-/NR	1,164,878
2,000,000	5.000%, 12/01/24	Aa2/AA-/NR	2,244,860
1,000,000	5.000%, 12/01/25	Aa2/AA-/NR	1,163,150

7 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2018

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	General Obligation Bonds (continued)	(unaudited)	Value

	School Districts (continued)
	Adams & Weld Counties,
	Colorado School District #27J
	(continued)
$1,060,000	5.000%, 12/01/28	Aa2/AA-/NR	$1,234,052
3,895,000	5.000%, 12/01/29	Aa2/AA-/NR	4,516,954
1,150,000	5.000%, 12/01/29	Aa2/AA-/NR	1,373,571
	Arapahoe County, Colorado School
	District #001 Englewood
1,465,000	5.000%, 12/01/27	Aa2/NR/NR	1,714,416
	Arapahoe County, Colorado School
	District #006 Littleton
1,000,000	5.000%, 12/01/27	Aa1/NR/NR	1,179,450
	Boulder, Larimer & Weld Counties,
	Colorado
2,000,000	5.000%, 12/15/27	Aa2/AA/NR	2,349,700
	Boulder, Larimer & Weld Counties,
	Colorado Series A
2,000,000	5.000%, 12/15/24	Aa2/AA/NR	2,336,160
	Boulder, Larimer & Weld Counties,
	Colorado Series C
2,000,000	5.000%, 12/15/28	Aa2/AA/NR	2,380,080
	Boulder, Larimer & Weld Counties,
	Colorado, St. Vrain Valley School
	District RE-1J Series C
1,000,000	5.000%, 12/15/29	Aa2/AA/NR	1,181,490
	Denver, Colorado City & County
	School District No. 1
3,000,000	4.000%, 12/01/26	Aa2/AA+/AA+	3,166,110
2,000,000	4.000%, 12/01/27	Aa2/AA+/AA+	2,193,300
2,000,000	5.000%, 12/01/29	Aa2/AA+/AA+	2,370,040
	Denver, Colorado City & County
	School District No. 1 Series B
2,000,000	5.000%, 12/01/25	Aa2/AA+/AA+	2,329,000
4,000,000	5.000%, 12/01/27	Aa2/AA+/AA+	4,612,640
	Eagle County School District,
	Colorado, Eagle, Garfield & Routt
	School District #50J
1,170,000	5.000%, 12/01/25	Aa2/AA-/NR	1,341,428
1,000,000	5.000%, 12/01/29	Aa2/AA-/NR	1,176,540

8 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2018

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	General Obligation Bonds (continued)	(unaudited)	Value

	School Districts (continued)
	El Paso County, Colorado School
	District #20 Refunding
$1,945,000	4.375%, 12/15/23	Aa2/NR/NR	$2,112,523
1,000,000	5.000%, 12/15/29	Aa2/NR/NR	1,185,760
	Garfield, Pitkin, & Eagle Counties,
	Colorado School District
	#RE-1 Roaring Fork
1,600,000	5.000%, 12/15/27	Aa2/NR/NR	1,887,120
	Jefferson County, Colorado School
	District #R-1 Refunding
1,000,000	5.000%, 12/15/30	Aa2/AA/NR	1,195,090
	La Plata County, Colorado School
	District #9-R Durango Refunding
3,000,000	4.500%, 11/01/23	Aa2/NR/NR	3,264,180
	Larimer County, Colorado School
	District No. R-1 Poudre
1,000,000	5.000%, 12/15/27	Aa2/NR/NR	1,171,790
	Larimer, Weld & Boulder Counties,
	Colorado School District No. R-2J,
	Thompson Refunding
1,500,000	4.250%, 12/15/24	Aa2/NR/NR	1,637,955
	Mesa County, Colorado Valley School
	District No. 051,
	Grand Junction Refunding
3,000,000	5.000%, 12/01/23	Aa2/NR/NR	3,437,850
	San Miguel County, Colorado School
	District R-1 Telluride
1,055,000	5.000%, 12/01/25	Aa2/AA/NR	1,228,547
	Summit County, Colorado School
	District No. RE-1 Refunding
2,000,000	4.000%, 12/01/24	Aa1/NR/NR	2,150,760
2,000,000	5.000%, 12/01/28	Aa1/NR/NR	2,368,340
	Total School Districts		73,544,862

	Water & Sewer (0.4%)
	Central Colorado Water Conservancy
	District, Adams Morgan &
	Weld Counties
1,185,000	5.000%, 12/01/24	NR/A/NR	1,333,777
	Total General Obligation Bonds		84,013,199

9 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2018

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (45.7%)	(unaudited)	Value

	Airport (3.2%)
	Denver, Colorado City & County
	Airport Revenue System, Series A
$4,340,000	5.000%, 11/15/24	A1/A+/A+	$4,673,703
1,210,000	5.250%, 11/15/28	A1/A+/A+	1,278,183
3,000,000	5.250%, 11/15/29	A1/A+/A+	3,169,050
	Total Airport		9,120,936

	Electric (2.3%)
	Colorado Springs, Colorado Utilities
	Revenue, Refunding Series A
1,000,000	5.000%, 11/15/27	Aa2/AA/AA	1,173,900
295,000	4.750%, 11/15/27	Aa2/AA/NR	308,269
	Colorado Springs, Colorado Utilities
	Revenue, Refunding Series A-1
835,000	4.000%, 11/15/26	Aa2/AA/NR	876,700
840,000	4.000%, 11/15/27	Aa2/AA/NR	880,631
	Colorado Springs, Colorado Utilities
	Revenue Refunding Series B
420,000	5.250%, 11/15/23	Aa2/AA/NR	429,572
2,600,000	5.000%, 11/15/23	Aa2/AA/AA	2,934,932
	Total Electric		6,604,004

	Higher Education (14.3%)
	Colorado Educational & Cultural
	Facility Authority, Student Housing -
	Campus Village Apartments Refunding
2,935,000	5.375%, 06/01/28	NR/A/NR	2,970,601
	Colorado Educational & Cultural Facility
	Authority, University Corp.
	Atmosphere Project, Refunding
935,000	5.000%, 09/01/22	A2/A+/NR	1,006,425
	Colorado Educational & Cultural
	Facility Authority, University of
	Denver Project
845,000	4.000%, 03/01/24	A1/NR/NR	906,457
7,000,000	5.250%, 03/01/25 NPFG Insured	A1/A+/NR	8,062,110

10 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2018

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Higher Education (continued)
	Colorado Educational & Cultural Facility
	Authority Refunding, University of
	Denver Project
$1,000,000	5.250%, 03/01/26 NPFG Insured	A1/A+/NR	$1,181,310
	Colorado School of Mines Institutional
	Enterprise, Series B
1,845,000	5.000%, 12/01/29	Aa3/A+/NR	2,186,436
	Colorado State Board Community
	Colleges & Occupational Education,
	Refunding & Improvement, Araphoe
	Community College, Series 2017A
1,000,000	5.000%, 11/01/30	Aa3/NR/NR	1,175,410
	Colorado State Board of Governors
	University Enterprise System, Series C.
2,905,000	5.000%, 03/01/26	Aa2/AA-/NR	3,385,313
1,250,000	5.000%, 03/01/28	Aa2/AA-/NR	1,502,462
2,100,000	5.000%, 03/01/29	Aa2/AA-/NR	2,506,686
	University of Colorado Enterprise
	System, Series A
2,620,000	5.000%, 06/01/29	Aa1/NR/AA+	3,065,662
1,165,000	5.000%, 06/01/26 NPFG Insured	Aa1/NR/AA+	1,388,249
	University of Colorado Enterprise
	System, Series A-1
2,000,000	5.000%, 06/01/28	Aa1/NR/AA+	2,442,120
	University of Colorado Enterprise
	System, Refunding, Series B
1,680,000	4.000%, 06/01/23	Aa1/NR/AA+	1,757,599
	University of Northern Colorado Greeley
	Institutional Enterprise Refunding,
	SHEIP, Series A
1,000,000	5.000%, 06/01/25	Aa2/AA-/NR	1,143,740
2,810,000	5.000%, 06/01/26	Aa2/AA-/NR	3,057,898
2,940,000	5.000%, 06/01/28	Aa2/AA-/NR	3,199,367
	Total Higher Education		40,937,845

11 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2018

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Hospital (1.5%)
	Colorado Health Facility Authority,
	Catholic Health Initiatives, Series D
$1,000,000	6.000%, 10/01/23	Baa1/BBB+/BBB+	$1,019,230
	Colorado Health Facility Authority,
	Sisters Leavenworth, Refunding
3,000,000	5.250%, 01/01/25	Aa3/AA-/AA-	3,172,620
	Total Hospital		4,191,850

	Housing (0.0%)
	Colorado Housing and Finance Authority,
	Multi-Family Project C1-II Series A-2
115,000	5.400%, 10/01/29	Aa2/AA+/NR	116,378

	Lease (10.0%)
	Arvada, Colorado COP
1,190,000	4.000%, 12/01/29	NR/AA+/NR	1,284,855
	Aurora, Colorado COP, Refunding
	Series A
1,500,000	5.000%, 12/01/26	Aa2/AA/NR	1,578,675
	Brighton, Colorado COP Refunding
	Series A
1,865,000	5.000%, 12/01/24 AGMC Insured	A1/AA/NR	2,001,201
	Colorado State BEST COP Series H
3,490,000	4.000%, 03/15/26	Aa2/AA-/NR	3,676,296
	Colorado State BEST COP Series K
2,500,000	5.000%, 03/15/30	Aa2/AA-/NR	2,917,625
2,500,000	5.000%, 03/15/31	Aa2/AA-/NR	2,906,925
	Colorado State Higher Education
	Capital Construction Lease
1,690,000	5.000%, 11/01/26	Aa2/AA-/NR	1,995,738
	Denver, Colorado City & County COP
	(Fire Station & Library Facilities)
1,065,000	5.000%, 12/01/25	Aa1/AA+/AA+	1,248,744
	Douglas County, Colorado
	COP (Libraries)
1,570,000	5.000%, 12/01/27	Aa2/NR/NR	1,812,534
	El Paso County, Colorado COP
	(Judicial Complex Project)
1,085,000	4.500%, 12/01/26 AMBAC Insured	NR/AA/NR	1,087,105

12 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2018

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Lease (continued)
	Foothills Park and Recreation District,
	Colorado COP Refunding
	& Improvement
$1,380,000	5.000%, 12/01/26 AGMC Insured	NR/AA/NR	$1,602,428
	Jefferson County, Colorado School
	District No. R-1 COP
1,000,000	5.000%, 12/15/27	Aa3/AA-/NR	1,150,650
	Rangeview Library District Project,
	Colorado COP
2,515,000	5.000%, 12/15/27 AGMC Insured	Aa2/AA/NR	2,910,836
	Thompson School District No R2-J
	(Larimer, Weld And Boulder Counties,
	Colorado) COP, Series 2014
750,000	4.500%, 12/01/26	Aa3/NR/NR	834,675
	Westminster, Colorado COP
1,480,000	4.250%, 12/01/22 AGMC Insured	A2/AA/NR	1,566,639
	Total Lease		28,574,926

	Sales Tax (5.6%)
	Boulder, Colorado General Fund
	Capital Improvement Projects
2,235,000	4.000%, 10/01/25	Aa1/AAA/NR	2,392,411
	Boulder, Colorado Open Space Capital
	Improvement Trust Fund
2,530,000	5.000%, 12/15/27	NR/AA+/NR	2,972,371
	Broomfield, Colorado Sales & Use Tax
1,000,000	5.000%, 12/01/30	Aa3/NR/NR	1,185,060
	Castle Rock, Colorado Sales & Use Tax
1,015,000	4.000%, 06/01/25	Aa3/AA/NR	1,087,248
	Commerce City, Colorado
	Sales & Use Tax
500,000	5.000%, 08/01/28 AGMC Insured	A2/AA/NR	583,610
500,000	5.000%, 08/01/29 AGMC Insured	A2/AA/NR	579,575
1,000,000	5.000%, 08/01/26 BAMAC Insured	A1/AA/NR	1,156,990
	Denver, Colorado City & County
	Dedicated Tax Refunding &
	Improvement, Series A
1,350,000	5.000%, 08/01/26	Aa3/AA-/AA	1,595,592

13 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2018

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Sales Tax (continued)
	Grand Junction, Colorado General Fund
$1,900,000	5.000%, 03/01/23	NR/AA/NR	$2,092,299
	Pueblo, Colorado Urban Renewal
	Authority, Refunding & Improvement,
	Series B
1,250,000	5.250%, 12/01/28	A2/A/NR	1,376,875
	Westminster, Colorado Economic
	Development Authority, Mandalay
	Gardens Urban Renewal Project
1,090,000	4.000%, 12/01/22	NR/A+/NR	1,162,474
	Total Sales Tax		16,184,505

	Transportation (0.8%)
	Regional Transportation District,
	Colorado COP, Series A
2,000,000	5.000%, 06/01/26	Aa3/A/AA-	2,307,480

	Water & Sewer (8.0%)
	Arapahoe, Colorado Water & Wastewater
	Public Improvement District
1,320,000	5.000%, 12/01/24	NR/AA-/NR	1,536,242
1,020,000	5.000%, 12/01/25	NR/AA-/NR	1,174,867
	Broomfield, Colorado Sewer and
	Waste Water
1,975,000	4.000%, 12/01/21 AGMC Insured	A2/NR/NR	2,107,957
1,550,000	5.000%, 12/01/24 AGMC Insured	A2/AA/NR	1,728,839
	Broomfield, Colorado Water
	Activity Enterprise
3,385,000	5.000%, 12/01/21	A1/NR/NR	3,722,823
	Colorado Water Resource & Power
	Development Authority
925,000	5.000%, 09/01/25	Aaa/AAA/AAA	1,095,653
	Denver, Colorado City and County
	Board Water Commissioners Master
	Resolution, Refunding, Series B
1,000,000	4.000%, 12/15/22	Aaa/AAA/AAA	1,076,150

14 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2018

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Water & Sewer (continued)
	Denver, Colorado City and County
	Board Water Commissioners, Series B
$850,000	5.000%, 09/15/29	Aaa/AAA/AAA	$1,028,653
	Greeley, Colorado Water Revenue
1,705,000	5.000%, 08/01/28	Aa2/AA+/NR	2,017,987
	North Weld County, Colorado Water
	District Enterprise Revenue Refunding
1,465,000	4.000%, 11/01/22 AGMC Insured	NR/AA/NR	1,586,536
	Parker, Colorado Water & Sanitation
	District Water & Sewer
	Enterprise Refunding
1,000,000	5.000%, 11/01/22 AGMC Insured	A2/AA+/NR	1,104,500
	Thornton, Colorado Water Enterprise
	Revenue, Series 2013
1,970,000	4.000%, 12/01/24	Aa2/AA/NR	2,154,431
	Woodmoor, Colorado Water &
	Sanitation District #1 Enterprise
2,570,000	4.500%, 12/01/26	NR/AA-/NR	2,763,624
	Total Water & Sewer		23,098,262
	Total Revenue Bonds		131,136,186

	Pre-Refunded\
	Escrowed to Maturity Bonds (22.8%)††

	Pre-Refunded General Obligation
	Bonds (4.0%)
	Metropolitan District (0.8%)
	Park Creek Metropolitan District,
	Colorado Revenue Refunding &
	Improvement - Senior Property
	Tax Support
2,000,000	5.500%, 12/01/21 AGC Insured	NR/AA/NR	2,123,900

	School Districts (3.2%)
	Arapahoe County, Colorado School
	District #001 Englewood
3,235,000	5.000%, 12/01/27	Aa2/NR/NR	3,594,053
	Boulder, Larimer & Weld Counties,
	Colorado
1,500,000	5.000%, 12/15/28	Aa2/AA/NR	1,535,745

15 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2018

		Rating
		Moody’s, S&P
Principal	Pre-Refunded Bonds\ Escrowed	and Fitch
Amount	to Maturity Bonds (continued)	(unaudited)	Value

	School Districts (continued)
	Denver, Colorado City & County
	School District No. 1
$3,000,000	5.250%, 12/01/27	Aa2/AA+/NR	$3,122,220
	Gunnison Watershed, Colorado
	School District
1,025,000	5.250%, 12/01/26	Aa2/AA-/NR	1,049,754
	Total School Districts		9,301,772
	Total Pre-Refunded General
	Obligation Bonds		11,425,672

	Pre-Refunded\ Escrowed
	to Maturity Revenue Bonds (18.8%)
	Electric (1.5%)
	Colorado Springs, Colorado Utilities
	Revenue, Refunding Series A
1,705,000	4.750%, 11/15/27	NR/NR/NR*	1,786,431
	Colorado Springs, Colorado Utilities
	Revenue, Refunding Series A-1
165,000	4.000%, 11/15/26	NR/NR/NR*	174,192
160,000	4.000%, 11/15/27	NR/NR/NR*	168,914
	Colorado Springs, Colorado Utilities
	Revenue Refunding Series B
865,000	5.250%, 11/15/23	NR/NR/NR*	884,281
	Colorado Springs, Colorado Utilities
	Revenue, Series C-2
1,060,000	5.000%, 11/15/23	Aa2/AA/AA	1,200,047
	Total Electric		4,213,865

	Higher Education (5.5%)
	Adams State College, Colorado Auxiliary
	Facilities Improvement Series A
1,000,000	5.200%, 05/15/27	Aa2/AA-/NR	1,039,330
	Colorado Educational & Cultural Facility
	Authority, University Corp.
	Atmosphere Project, Refunding
765,000	5.000%, 09/01/22	NR/NR/NR*	822,497
1,635,000	5.000%, 09/01/28	A2/A+/NR	1,759,898
	Colorado School of Mines Enterprise
	Refunding & Improvement
1,455,000	5.000%, 12/01/24	Aa2/AA-/NR	1,487,767

16 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2018

		Rating
		Moody’s, S&P
Principal	Pre-Refunded Bonds\ Escrowed	and Fitch
Amount	to Maturity Bonds (continued)	(unaudited)	Value

	Higher Education (continued)
	Colorado State Board of Governors
	University Enterprise System, Series A
$2,300,000	5.000%, 03/01/25	Aa2/AA-/NR	$2,564,730
	University of Colorado
	Enterprise System
1,270,000	5.000%, 06/01/25	Aa1/NR/AA+	1,473,810
2,000,000	5.000%, 06/01/27	Aa1/NR/AA+	2,076,940
	University of Colorado Enterprise
	System, Series A
2,000,000	4.750%, 06/01/27	Aa1/NR/AA+	2,181,100
	Western State College, Colorado
	Institutional Enterprise, SHEIP, Series A
1,160,000	5.000%, 05/15/24	Aa2/AA-/NR	1,238,729
	Western State College, Colorado,
	SHEIP
1,020,000	5.000%, 05/15/27	Aa2/AA-/NR	1,057,862
	Total Higher Education		15,702,663

	Hospital (1.5%)
	Colorado Health Facility Authority
	Hospital Revenue, Catholic Health
1,000,000	4.750%, 09/01/25 AGMC Insured	A2/AA/NR	1,002,470
	Colorado Health Facility Authority
	Hospital Revenue, NCMC, Inc. Project
2,000,000	5.250%, 05/15/26 Series A AGMC
	Insured	NR/AA/A+	2,077,480
	Colorado Health Facility Authority
	Hospital Revenue, Valley View
	Hospital Association, Refunding
1,445,000	5.500%, 05/15/28	NR/A-/NR	1,451,777
	Total Hospital		4,531,727

	Lease (7.7%)
	Adams 12 Five Star Schools,
	Colorado COP
1,770,000	4.625%, 12/01/24	Aa3/A/NR	1,806,108
500,000	5.000%, 12/01/25	Aa3/A/NR	511,425

17 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2018

		Rating
		Moody’s, S&P
Principal	Pre-Refunded Bonds\ Escrowed	and Fitch
Amount	to Maturity Bonds (continued)	(unaudited)	Value

	Lease (continued)
	Adams County, Colorado Corrections
	Facility COP, Series B
$1,600,000	5.000%, 12/01/26	Aa2/AA/NR	$1,636,032
1,200,000	5.125%, 12/01/27	Aa2/AA/NR	1,228,008
	Broomfield, Colorado COP
2,000,000	4.500%, 12/01/28	Aa3/NR/NR	2,143,980
	Colorado State BEST COP Series G
3,000,000	4.250%, 03/15/23	Aa2/AA-/NR	3,212,010
	Colorado State Higher Education
	Capital Construction Lease
2,000,000	5.250%, 11/01/23	Aa2/AA-/NR	2,042,960
	Douglas County, Colorado School
	District No. RE-1 Douglas &
	Elbert Counties COP
3,075,000	5.000%, 01/15/29	Aa2/NR/NR	3,156,488
	Garfield County, Colorado COP
	Public Library District
1,000,000	5.375%, 12/01/27	NR/A/NR	1,059,920
	Pueblo, Colorado COP
	(Police Complex Project)
2,170,000	5.500%, 08/15/22 AGC Insured	Aa3/AA/NR	2,201,812
	Rangeview Library District Project,
	Colorado COP
2,210,000	5.000%, 12/15/26 AGC Insured	Aa2/AA/NR	2,263,460
1,000,000	5.000%, 12/15/28 AGC Insured	Aa2/AA/NR	1,024,190
	Total Lease		22,286,393

	Sales Tax (1.5%)
	Denver, Colorado City & County
	Excise Tax Refunding Series A
4,000,000	5.250%, 09/01/19 AGMC Insured ETM	NR/AA/NR	4,201,720

	Miscellaneous Revenue (1.1%)
	Colorado Educational & Cultural
	Facility Authority, Independent School
	Revenue Refunding, Kent Denver
	School Project
1,000,000	5.000%, 10/01/30	NR/A/NR	1,048,790

18 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2018

		Rating
		Moody’s, S&P
Principal	Pre-Refunded Bonds\ Escrowed	and Fitch
Amount	to Maturity Bonds (continued)	(unaudited)	Value

	Miscellaneous Revenue (continued)
	Colorado Educational & Cultural
	Facility Authority, Independent
	School Revenue Refunding, Vail
	Mountain School Project
$1,820,000	6.000%, 05/01/30	NR/BBB-/NR	$1,976,338
	Total Miscellaneous Revenue		3,025,128
	Total Pre-Refunded\Escrowed to
	Maturity Revenue Bonds		53,961,496
	Total Pre-Refunded\Escrowed to
	Maturity Bonds		65,387,168
	Total Investments
	(cost $275,964,195-note 4)	97.7%	280,536,553
	Other assets less liabilities	2.3	6,630,004
	Net Assets	100.0%	$287,166,557

Percent of
Portfolio Distribution by Quality Rating (unaudited)	Investments†
Aaa of Moody’s or AAA of S&P or Fitch	2.0%
Pre-Refunded bonds††	23.3
Aa of Moody’s or AA of S&P or Fitch	61.9
A of Moody’s or S&P or Fitch	12.4
Baa of Moody’s or BBB of S&P	0.4
100.0%

PORTFOLIO ABBREVIATIONS:
AGC - Assured Guaranty Corp.
AGMC - Assured Guaranty Municipal Corp.
AMBAC - American Municipal Bond Assurance Corp.
BAMAC -Build America Mutual Assurance Company
BEST - Building Excellent Schools Today
COP - Certificates of Participation
ETM - Escrowed to Maturity
NCMC - Northern Colorado Medical Center
NPFG - National Public Finance Guarantee
NR - Not Rated
SHEIP - State Higher Education Intercept Program

19 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2018

*	Any security not rated (“NR”) by any of the Nationally Recognized Statistical Rating Organizations (“NRSRO”) has been determined by the Investment Sub-Adviser to have sufficient quality to be ranked in the top credit four ratings if a credit rating were to be assigned by a NRSRO.

†	Where applicable, calculated using the highest rating of the three NRSRO.

††	Pre-refunded bonds are bonds for which U.S. Government Obligations usually have been placed in escrow to retire the bonds at their earliest call date. Escrowed to Maturity bonds are bonds where money has been placed in the escrow account which is used to pay principal and interest through the bond’s originally scheduled maturity date. All other securities in the category are pre-refunded.

See accompanying notes to financial statements.

20 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2018

ASSETS
Investments at value (cost $275,964,195)	$280,536,553
Cash	3,452,179
Interest receivable	3,586,644
Receivable for Fund shares sold	69,449
Other assets	33,001
Total assets	287,677,826
LIABILITIES
Payable for Fund shares redeemed	183,606
Dividends payable	133,707
Management fee payable	117,811
Distribution and service fees payable	315
Accrued expenses payable	75,830
Total liabilities	511,269
NET ASSETS	$287,166,557
Net Assets consist of:
Capital Stock - Authorized an unlimited number of shares,
par value $0.01 per share	$278,392
Additional paid-in capital	284,040,711
Net unrealized appreciation on investments (note 4)	4,572,358
Accumulated net realized loss on investments	(1,738,385)
Undistributed net investment income	13,481
	$287,166,557
CLASS A
Net Assets	$195,627,049
Capital shares outstanding	18,975,285
Net asset value and redemption price per share	$10.31
Maximum offering price per share (100/96 of $10.31)	$10.74
CLASS C
Net Assets	$15,298,749
Capital shares outstanding	1,487,409
Net asset value and offering price per share	$10.29
Redemption price per share (*a charge of 1% is imposed on the redemption proceeds, or on the original price, whichever is
lower, if redeemed during the first 12 months after purchase)	$10.29	*
CLASS Y
Net Assets	$76,240,759
Capital shares outstanding	7,376,522
Net asset value, offering and redemption price per share	$10.34

See accompanying notes to financial statements.

21 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO

STATEMENT OF OPERATIONS

YEAR ENDED MARCH 31, 2018

Investment Income:

Interest income		$9,735,411

Expenses:

Management fee (note 3)	1,542,508
Distribution and service fees (note 3)	287,991
Legal fees	113,263
Transfer and shareholder servicing agent fees	109,053
Trustees’ fees and expenses (note 7)	90,528
Shareholders’ reports	32,481
Registration fees and dues	30,306
Auditing and tax fees	23,200
Insurance	12,994
Custodian fees	11,202
Chief compliance officer services (note 3)	11,114
Miscellaneous	39,817
Total expenses	2,304,457

Management fees waived (note 3)	(61,700)
Net expenses		2,242,757
Net investment income		7,492,654

Realized and Unrealized Gain (Loss) on Investments:

Net realized gain (loss) from securities
transactions	191,227
Change in unrealized appreciation on
investments	(5,950,101)
Net realized and unrealized gain (loss) on
investments		(5,758,874)
Net change in net assets resulting from
operations		$1,733,780

See accompanying notes to financial statements.

22 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2018	March 31, 2017
OPERATIONS:
Net investment income	$7,492,654	$8,168,079
Net realized gain (loss) from
securities transactions	191,227	(549,694)
Change in unrealized
appreciation on investments	(5,950,101)	(9,310,092)
Change in net assets from
operations	1,733,780	(1,691,707)

DISTRIBUTIONS TO SHAREHOLDERS (note 9):
Class A Shares:
Net investment income	(5,097,512)	(5,576,464)

Class C Shares:
Net investment income	(281,609)	(372,879)

Class Y Shares:
Net investment income	(2,103,049)	(2,181,185)
Change in net assets from
distributions	(7,482,170)	(8,130,528)

CAPITAL SHARE TRANSACTIONS (note 6):
Proceeds from shares sold	44,409,789	50,928,582
Reinvested dividends and
distributions	5,801,919	6,311,146
Cost of shares redeemed	(69,526,366)	(59,373,328)
Change in net assets from
capital share transactions	(19,314,658)	(2,133,600)
Change in net assets	(25,063,048)	(11,955,835)

NET ASSETS:
Beginning of period	312,229,605	324,185,440
End of period*	$287,166,557	$312,229,605
*Includes undistributed net investment income of:	$13,481	$2,997

See accompanying notes to financial statements.

23 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2018

1. Organization

     Aquila Tax-Free Fund of Colorado (the “Fund”), a series of Aquila Municipal Trust (prior to October 12, 2013, the Fund operated under the name Tax-Free Fund of Colorado), a non-diversified, open-end investment company, was organized in February, 1987 as a Massachusetts business trust and commenced operations on May 21, 1987. The Fund is authorized to issue an unlimited number of shares. Class A Shares are sold at net asset value plus a sales charge of varying size (depending upon a variety of factors) paid at the time of purchase and bear a distribution fee. Class C Shares are sold at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years thereafter. Class C Shares automatically convert to Class A Shares after six years. Class Y Shares are sold only through authorized financial institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class Y Shares are sold at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge (“CDSC”) and no distribution fee. As of the date of this report, there were no Class F Shares or Class T Shares outstanding. All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a)	Portfolio valuation: Municipal securities are valued each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services. In the case of securities for which market quotations are readily available, securities are valued by the pricing service at the mean of bid and ask quotations. If a market quotation or a valuation from the pricing service is not readily available, the security is valued at fair value determined in good faith under procedures established by and under the general supervision of the Board of Trustees.

b)	Fair value measurements: The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

24 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO

NOTES TO FINANCIAL STATEMENTS (continued)

MARCH 31, 2018

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the valuation inputs, representing 100% of the Fund’s investments, used to value the Fund’s net assets as of March 31, 2018:

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices	$—
Level 2 – Other Significant Observable
Inputs — Municipal Bonds*	280,536,553
Level 3 – Significant Unobservable Inputs	—
Total	$280,536,553

* See schedule of investments for a detailed listing of securities.

c)	Subsequent events: In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date these financial statements were issued.

d)	Securities transactions and related investment income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premium and accretion of original issue and market discount.

e)	Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

Management has reviewed the tax positions for each of the open tax years (2015 –2017) or expected to be taken in the Fund’s 2018 tax returns and has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.

f)	Multiple class allocations: All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses,which include distribution and service fees and any other items that are specifically attributed to a particular class, are also charged directly to such class on a daily basis.

g)	Use of estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

25 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO

NOTES TO FINANCIAL STATEMENTS (continued)

MARCH 31, 2018

h)	Reclassification of capital accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. On March 31, 2018, there were no reclassifications.

i)	The Fund is an investment company and accordingly follows the investment company accounting reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.

3. Fees and Related Party Transactions

a) Management Arrangements:

     Aquila Investment Management LLC (the “Manager”), a wholly-owned subsidiary of Aquila Management Corporation, the Fund’s founder and sponsor, serves as the Manager for the Fund under an Advisory and Administration Agreement with the Fund. The portfolio management of the Fund has been delegated to a Sub-Adviser as described below. Under the Advisory and Administration Agreement, the Manager provides all administrative services to the Fund, other than those relating to the day-to-day portfolio management. The Manager’s services include providing the office of the Fund and all related services as well as overseeing the activities of the Sub-Adviser and managing relationships with all the various support organizations to the Fund such as the shareholder servicing agent, custodian, legal counsel, auditors and distributor and additionally maintaining the Fund’s accounting books and records. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.50% of net assets of the Fund. The Manager has contractually agreed to waive fees through September 30, 2018 to the extent necessary in order to pass savings through to the shareholders with respect to the Sub-Advisory Agreement such that its fees are as follows: the annual rate shall be equivalent to 0.48% of net assets of the Fund up to $400 million; 0.46% of the Fund’s net assets above that amount to $1 billion and 0.44% of the Fund’s net assets above $1 billion. For the year ended March 31, 2018, the Fund incurred management fees of $1,542,508 of which $61,700 was waived under the contractual fee waiver.

     Kirkpatrick Pettis Capital Management (the “Sub-Adviser”) serves as the Investment Sub-Adviser for the Fund under a Sub-Advisory Agreement between the Manager and the Sub-Adviser. Under this agreement, the Sub-Adviser continuously provides, subject to oversight of the Manager and the Board of Trustees of the Fund, the investment program of the Fund and the composition of its portfolio, arranges for the purchases and sales of portfolio securities, and provides for daily pricing of the Fund’s portfolio. For its services, the Sub-Adviser is entitled to receive a fee from the Manager which is payable monthly and computed as of the close of business each day at the annual rate of 0.20%. The Sub-Adviser has contractually agreed to waive its fee through September 30, 2018 such that its annual rate of fees is at 0.18% of net assets of the Fund up to $400 million; 0.16% of net assets above $400 million up to $1 billion; and 0.14% of net assets above $1 billion.

26 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO

NOTES TO FINANCIAL STATEMENTS (continued)

MARCH 31, 2018

     Under a Compliance Agreement with the Manager, the Manager is compensated by the Fund for Chief Compliance Officer related services provided to enable the Fund to comply with Rule 38a-1 of the Investment Company Act of 1940, as amended (the “1940 Act”).

     Specific details as to the nature and extent of the services provided by the Manager and the Sub-Adviser are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

b) Distribution and Service Fees:

     The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 (the “Rule”) under the 1940 Act. Under one part of the Plan, with respect to Class A Shares, the Fund is authorized to make distribution fee payments to broker-dealers or others (“Qualified Recipients”) selected by Aquila Distributors LLC (the “Distributor”), including, but not limited to, any principal underwriter of the Fund, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund’s shares or servicing of shareholder accounts. While the Fund’s Distribution Plan applicable to Class A Shares permits the Fund to make distribution fee payments at the rate of up to 0.15% on the entire net assets represented by Class A Shares, the Fund currently makes payment of this distribution fee at the annual rate of 0.05%. For the year ended March 31, 2018, distribution fees on Class A Shares amounted to $102,592 of which the Distributor retained $5,335.

     Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund’s Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund’s average net assets represented by Class C Shares and for the year ended March 31, 2018, amounted to $139,049. In addition, under a Shareholder Services Plan, the Fund is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Fund’s average net assets represented by Class C Shares and for the year ended March 31, 2018, amounted to $46,350. The total of these payments with respect to Class C Shares amounted to $185,399 of which the Distributor retained $45,762.

     Specific details about the Plans are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

     Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Fund’s shares. Through agreements between the Distributor and various brokerage and advisory firms (“financial intermediaries”), the Fund’s shares are sold primarily through the facilities of these financial intermediaries having offices within Colorado, with the bulk of any sales commissions inuring to such financial intermediaries. For the year ended March 31, 2018, total commissions on sales of Class A Shares amounted to $85,520 of which the Distributor received $19,413.

27 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO

NOTES TO FINANCIAL STATEMENTS (continued)

MARCH 31, 2018

c) Transfer and shareholder servicing fees:

     The Fund occasionally compensates financial intermediaries in connection with the sub-transfer agency related services provided by such entities in connection with their respective Fund shareholders so long as the fees are deemed by the Board of Trustees to be reasonable in relation to (i) the value of the services and the benefits received by the Fund and certain shareholders; and (ii) the payments that the Fund would make to another entity to perform similar ongoing services to existing shareholders.

4. Purchases and Sales of Securities

     During the year ended March 31, 2018, purchases of securities and proceeds from the sales of securities aggregated $26,062,465 and $39,287,413, respectively.

     At March 31, 2018, the aggregate tax cost for all securities was $275,960,925. At March 31, 2018, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $6,223,081 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $1,647,453 for a net unrealized appreciation of $4,575,628.

5. Portfolio Orientation

     Since the Fund invests principally and may invest entirely in double tax-free municipal obligations of issuers within Colorado, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Colorado and whatever effects these may have upon Colorado issuers’ ability to meet their obligations. At March 31, 2018, the Fund had all of its net assets invested in the securities of Colorado issuers.

28 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO

NOTES TO FINANCIAL STATEMENTS (continued)

MARCH 31, 2018

6. Capital Share Transactions

     Transactions in Capital Shares of the Fund were as follows:

	Year Ended		Year Ended
	March 31, 2018		March 31, 2017
	Shares	Amount	Shares	Amount
Class A Shares:
Proceeds from shares sold	1,596,193	$16,824,779	1,766,840	$18,957,926
Reinvested dividends and
distributions	397,825	4,185,070	431,654	4,617,221
Cost of shares redeemed	(2,843,641)	(29,894,097)	(2,716,230)	(28,965,067)
Net change	(849,623)	(8,884,248)	(517,736)	(5,389,920)
Class C Shares:
Proceeds from shares sold	162,833	1,710,084	374,992	4,023,895
Reinvested dividends and
distributions	23,664	248,550	30,223	322,724
Cost of shares redeemed	(672,183)	(7,056,082)	(692,645)	(7,392,606)
Net change	(485,686)	(5,097,448)	(287,430)	(3,045,987)
Class Y Shares:
Proceeds from shares sold	2,450,461	25,874,926	2,599,275	27,946,761
Reinvested dividends and
distributions	129,863	1,368,299	127,800	1,371,201
Cost of shares redeemed	(3,093,046)	(32,576,187)	(2,159,437)	(23,015,655)
Net change	(512,722)	(5,332,962)	567,638	6,302,307
Total transactions in Fund
shares	(1,848,031)	$(19,314,658)	(237,528)	$(2,133,600)

7. Trustees’ Fees and Expenses

     At the March 31, 2018, there were 8 Trustees, one of whom is affiliated with the Manager and is not paid any fees. The total amount of Trustees’ service fees (for carrying out their responsibilities) and attendance fees paid during the year ended March 31, 2018 was $79,674. Attendance fees are paid to those in attendance at regularly scheduled quarterly Board Meetings and meetings of the independent Trustees held prior to each quarterly Board Meeting, as well as additional meetings (such as Audit, Nominating, Shareholder and special meetings). Trustees are reimbursed for their expenses such as travel, accommodations and meals incurred in connection with attendance at Board Meetings and the Annual Meeting of Shareholders. For the year ended March 31, 2018, such meeting-related expenses amounted to $10,854.

29 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO

NOTES TO FINANCIAL STATEMENTS (continued)

MARCH 31, 2018

8. Securities Traded on a When-Issued Basis

     The Fund may purchase or sell securities on a when-issued basis. When-issued transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Beginning on the date the Fund enters into a when-issued transaction, cash or other liquid securities are segregated in an amount equal to or greater than the value of the when-issued transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

9. Income Tax Information and Distributions

     The Fund declares dividends daily from net investment income and makes payments monthly. Net realized capital gains, if any, are distributed annually and are taxable. Dividends and capital gains distributions are paid in additional shares at the net asset value per share or in cash, at the shareholder’s option.

     The Fund intends to maintain, to the maximum extent possible, the tax-exempt status of interest payments received from portfolio municipal securities in order to allow dividends paid to shareholders from net investment income to be exempt from regular Federal and State of Colorado income taxes. Due to the distribution levels maintained by the Fund and the differences between financial statement reporting and Federal income tax reporting requirements, distributions made by the Fund may not be the same as the Fund’s net investment income, and/or net realized securities gains. As a result of the passage of the Regulated Investment Company Act of 2010 (the “Act”), losses incurred in this fiscal year and beyond retain their character as short-term or long-term, have no expiration date and are utilized before capital losses incurred prior to the enactment of the Act. At March 31, 2018, the Fund had capital loss carryover of $1,738,385 which is short-term and has no expiration. This carryover is available to offset future net realized gains on securities transactions to the extent provided for in the Internal Revenue Code. During the fiscal year ended March 31, 2018, the Fund utilized $191,227 of capital loss carry forward.

30 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO

NOTES TO FINANCIAL STATEMENTS (continued)

MARCH 31, 2018

     The tax character of distributions was as follows:

	Year	Year
	Ended	Ended
	March 31, 2018	March 31, 2017
Net tax-exempt income	$7,473,480	$8,130,528
Ordinary income	8,690	—
	$7,482,170	$8,130,528

     As of March 31, 2018 the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	$143,918
Unrealized appreciation	4,575,628
Accumulated net loss on investments	(1,738,385)
Other temporary differences	(133,707)
$2,847,454

     The difference between book basis and tax basis undistributed income is due to the timing difference, and other temporary differences, in recognizing dividends paid, the tax treatment of market discount amortization, and the deduction of distributions payable.

10. Credit Facility

     Effective August 30, 2017, the Bank of New York Mellon and the Aquila Group of Funds became parties to a $40 million credit agreement, which currently terminates on August 29, 2018.  In accordance with the Aquila Group of Funds Guidelines for Allocation of Committed Line of Credit (the Aquila Group of Funds is comprised of nine funds), each fund is responsible for payment of its proportionate share of

a)	a 0.15% per annum commitment fee; and,

b)	interest on amounts borrowed for temporary or emergency purposes by the Fund (at the applicable rate selected by the Aquila Group of Funds at the time of the borrowing of either (i) the one-month Eurodollar Rate or (ii) a rate equal to the greater of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on such day, or (c) the Overnight Eurodollar Rate in effect on such day).

     There were no borrowings under the credit agreement for the period ended March 31, 2018.

31 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO

FINANCIAL HIGHLIGHTS

     For a share outstanding throughout each period

	Class A

	Year Ended March 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$10.51	$10.83	$10.80	$10.45	$10.80
Income (loss) from investment operations:
Net investment income(1)	0.26	0.28	0.31	0.32	0.32
Net gain (loss) on securities (both
realized and unrealized)	(0.20)	(0.33)	0.03	0.35	(0.35)
Total from investment operations	0.06	(0.05)	0.34	0.67	(0.03)
Less distributions (note 9):
Dividends from net investment income	(0.26)	(0.27)	(0.31)	(0.32)	(0.32)
Distributions from capital gains	—	—	—	—	—
Total distributions	(0.26)	(0.27)	(0.31)	(0.32)	(0.32)
Net asset value, end of period	$10.31	$10.51	$10.83	$10.80	$10.45
Total return (not reflecting sales charge)	0.55%	(0.44)%	3.20%	6.52%	(0.20)%
Ratios/supplemental data
Net assets, end of period (in millions)	$196	$208	$220	$202	$209
Ratio of expenses to average net assets	0.68%	0.68%	0.67%	0.73%	0.74	%(2)
Ratio of net investment income to
average net assets	2.47%	2.57%	2.89%	3.04%	3.09	%(2)
Portfolio turnover rate	9%	11%	10%	8%	4%

Expense and net investment income ratios without the effect of the contractual expense cap were (note 3):

Ratio of expenses to average net assets	0.70%	0.70%	0.69%	0.75%	0.76	%(2)
Ratio of net investment income to
average net assets	2.45%	2.55%	2.87%	3.02%	3.07	%(2)

_________________________

(1)	Per share amounts have been calculated using the daily average shares method.
(2)	Includes expenses incurred in connection with the reorganization of the Fund into a series of Aquila Municipal Trust. Without these expenses, the expense ratio and the net investment income ratio would have been 0.72% and 3.11%, respectively, for the year ended March 31, 2014.

See accompanying notes to financial statements.

32 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO

FINANCIAL HIGHLIGHTS (continued)

     For a share outstanding throughout each period

	Class C

	Year Ended March 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$10.49	$10.80	$10.78	$10.43	$10.78
Income (loss) from investment operations:
Net investment income(1)	0.16	0.17	0.21	0.22	0.22
Net gain (loss) on securities (both
realized and unrealized)	(0.20)	(0.31)	0.02	0 35	(0.35)
Total from investment operations	(0.04)	(0.14)	0.23	0.57	(0.13)
Less distributions (note 9):
Dividends from net investment income	(0.16)	(0.17)	(0.21)	(0.22)	(0.22)
Distributions from capital gains	—	—	—	—	—
Total distributions	(0.16)	(0.17)	(0.21)	(0.22)	(0.22)
Net asset value, end of period	$10.29	$10.49	$10.80	$10.78	$10.43
Total return (not reflecting CDSC)	(0.41)%	(1.29)%	2.18%	5.52%	(1.15)%
Ratios/supplemental data
Net assets, end of period (in millions)	$15	$21	$24	$26	$28
Ratio of expenses to average net assets	1.63%	1.62%	1.62%	1.68%	1.68	%(2)
Ratio of net investment income to
average net assets	1.52%	1.62%	1.94%	2.09%	2.14	%(2)
Portfolio turnover rate	9%	11%	10%	8%	4%

Expense and net investment income ratios without the effect of the contractual expense cap were (note 3):

Ratio of expenses to average net assets	1.65%	1.64%	1.64%	1.70%	1.70	%(2)
Ratio of net investment income to
average net assets	1.50%	1.60%	1.92%	2.07%	2.12	%(2)

_________________________

(1)	Per share amounts have been calculated using the daily average shares method.
(2)	Includes expenses incurred in connection with the reorganization of the Fund into a series of Aquila Municipal Trust. Without these expenses, the expense ratio and the net investment income ratio would have been 1.67% and 2.16%, respectively, for the year ended March 31, 2014.

See accompanying notes to financial statements.

33 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO

FINANCIAL HIGHLIGHTS (continued)

     For a share outstanding throughout each period

	Class Y

	Year Ended March 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$10.54	$10.86	$10.83	$10.47	$10.83
Income (loss) from investment operations:
Net investment income(1)	0.27	0.28	0.32	0.33	0.33
Net gain (loss) on securities (both
realized and unrealized)	(0.20)	(0.32)	0.02	0 36	(0.36)
Total from investment operations	0.07	(0.04)	0.34	0.69	(0.03)
Less distributions (note 10):
Dividends from net investment income	(0.27)	(0.28)	(0.31)	(0.33)	(0.33)
Distributions from capital gains	—	—	—	—	—
Total distributions	(0.27)	(0.28)	(0.31)	(0.33)	(0.33)
Net asset value, end of period	$10.34	$10.54	$10.86	$10.83	$10.47
Total return	0.61%	(0.38)%	3.24%	6.66%	(0.24)%
Ratios/supplemental data
Net assets, end of period (in millions)	$76	$83	$79	$62	$45
Ratio of expenses to average net assets	0.63%	0.63%	0.62%	0.68%	0.68	%(2)

Ratio of net investment income to
average net assets	2.52%	2.62%	2.94%	3.08%	3.14	%(2)
Portfolio turnover rate	9%	11%	10%	8%	4%

Expense and net investment income ratios without the effect of the contractual expense cap were (note 3):

Ratio of expenses to average net assets	0.65%	0.65%	0.64%	0.70%	0.70	%(2)
Ratio of net investment income to
average net assets	2.50%	2.60%	2.92%	3.06%	3.12	%(2)

_________________________

(1)	Per share amounts have been calculated using the daily average shares method.
(2)	Includes expenses incurred in connection with the reorganization of the Fund into a series of Aquila Municipal Trust. Without these expenses, the expense ratio and the net investment income ratio would have been 0.66% and 3.16%, respectively, for the year ended March 31, 2014.

34 | Aquila Tax-Free Fund of Colorado

See accompanying notes to financial statements.

Additional Information (unaudited)

Trustees(1)
and Officers			Number of
	Positions		Portfolios
	Held with		in Fund
	Fund and	Principal	Complex(4)	Other Directorships
Name	Length of	Occupation(s)	Overseen	Held by Trustee
and Year of Birth(2)	Service(3)	During Past 5 Years	by Trustee	During Past 5 Years

Interested Trustee(5)

Diana P. Herrmann New York, NY (1958)	Vice Chair of Aquila Municipal Trust since 2014, Trustee since 1994 and President since 1998	Chair (since 2016 and previously Vice Chair since 2004) and Chief Executive Officer (since 2004) of Aquila Management Corporation, Founder and Sponsor of the Aquila Group of Funds(6) and parent of Aquila Investment Management LLC, Manager, President since 1997, Chief Operating Officer, 1997-2008, a Director since 1984, Secretary since 1986 and previously its Executive Vice President, Senior Vice President or Vice President, 1986-1997; Chief Executive Officer (since 2004) and Chair (since 2016 and previously Vice Chair since 2004), President and Manager since 2003, and Chief Operating Officer (2003-2008), of the Manager; Chair, Vice Chair, President, Executive Vice President and/or Senior Vice President of funds in the Aquila Group of Funds since 1986; Manager of the Distributor since 1997; Governor, Investment Company Institute (the U.S. mutual fund industry trade organization dedicated to protecting shareholder interests and educating the public about investing) for various periods since 2004, and Chair of its Small Funds Committee, 2004-2009; active in charitable and volunteer organizations.	11	Director of ICI Mutual Insurance Company, a Risk Retention Group, for various periods since 2006; formerly Vice Chair and Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2004-2012

Non-Interested Trustees

Thomas A. Christopher Danville, KY (1947)	Chair of the Board of Aquila Municipal Trust since 2017; Trustee since 2009	Principal, Robinson, Hughes & Christopher, C.P.A.s, P.S.C., since July 2017, previously Senior Partner, since 1977; Chairman of the Board, A Good Place for Fun, Inc., a sports facility, since 1987, President, 1987-2012; Director, Global Outreach International, since 2011; member of the Kentucky Primary Care Technical Advisory Committee, since 2017; Director, Sunrise Children’s Services Inc., 2010-2013; currently or formerly active with various professional and community organizations.	5	None

35 | Aquila Tax-Free Fund of Colorado

Additional Information (unaudited)

Trustees(1)
and Officers			Number of
	Positions		Portfolios
	Held with		in Fund
	Fund and	Principal	Complex(4)	Other Directorships
Name	Length of	Occupation(s)	Overseen	Held by Trustee
and Year of Birth(2)	Service(3)	During Past 5 Years	by Trustee	During Past 5 Years

Non-Interested Trustees (cont’d)

Ernest Calderón Phoenix, AZ (1957)	Trustee of Aquila Municipal Trust since 2004	Attorney (currently, Partner, Calderón Law Offices, PLC); Regent emeritus and President emeritus Arizona Board of Regents; Adjunct Professor, Northern Arizona University; Doctoral Candidate (2020) University of Southern California; served six Arizona governors by appointment; Past President, Grand Canyon Council of Boy Scouts of America; Past President, State Bar of Arizona, 2003-2004; member, American Law Institute.	5	None

Gary C. Cornia St. George, UT (1948)	Trustee of Aquila Municipal Trust since 2009	Emeritus Dean and Professor, Marriott School of Management, Brigham Young University 2014-present; Professor, Marriott School of Management, Brigham Young University, 1980-2014; Commissioner, Utah State Securities Commission, 2013–present; Dean, Marriott School of Management, 2008-2013; Director, Romney Institute of Public Management, Marriott School of Management, 2004-2008; Past President, National Tax Association; Fellow, Lincoln Institute of Land Policy, 2002-present; Associate Dean, Marriott School of Management, Brigham Young University, 1991-2000; member, Utah Governor’s Tax Review Committee, 1993-2009.	8	International Center for Land Policies and Training, Taipei, Taiwan, Director and Chair of Executive Committee

Grady Gammage, Jr. Phoenix, AZ (1951)	Trustee of Aquila Municipal Trust since 2001	Founding partner, Gammage & Burnham, PLC, a law firm, Phoenix, Arizona, since 1983; director, Central Arizona Water Conservation District, 1992-2004; Senior Fellow, Morrison Institute for Public Policy and Kyl Institute for Water Policy; Adjunct Professor, Sandra Day O’Connor College of Law; W. P. Carey School of Business; active with Urban Land Institute; Author, “The Future of the Suburban City” Island Press, 2016.	7	None

36 | Aquila Tax-Free Fund of Colorado

Additional Information (unaudited)

Trustees(1)
and Officers			Number of
	Positions		Portfolios
	Held with		in Fund
	Fund and	Principal	Complex(4)	Other Directorships
Name	Length of	Occupation(s)	Overseen	Held by Trustee
and Year of Birth(2)	Service(3)	During Past 5 Years	by Trustee	During Past 5 Years

Non-Interested Trustees (cont’d)

Glenn P. O’Flaherty Granby, CO (1958)	Trustee of Aquila Municipal Trust since 2013	Chief Financial Officer and Chief Operating Officer of Lizard Investors, LLC, 2008; Co-Founder, Chief Financial Officer and Chief Compliance Officer of Three Peaks Capital Management, LLC, 2003-2005; Vice President – Investment Accounting, Global Trading and Trade Operations, Janus Capital Corporation, and Chief Financial Officer and Treasurer, Janus Funds, 1991-2002.	8	Formerly Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2009-2012

James R. Ramsey Louisville, KY (1948)	Trustee of Aquila Municipal Trust since 2013	Retired; President, University of Louisville, 2002-2016; Professor of Economics, University of Louisville, 1999-2016; Kentucky Governor’s Senior Policy Advisor and State Budget Director, 1999-2002; Vice Chancellor for Finance and Administration, the University of North Carolina at Chapel Hill, 1998 to 1999; previously Vice President for Finance and Administration at Western Kentucky University, State Budget Director for the Commonwealth of Kentucky, Chief State Economist and Executive Director for the Office of Financial Management and Economic Analysis for the Commonwealth of Kentucky, Adjunct Professor at the University of Kentucky, Associate Professor at Loyola University-New Orleans and Assistant Professor at Middle Tennessee State University.	5	Community Bank and Trust, Pikeville, KY and Texas Roadhouse Inc

Laureen L. White North Kingstown, RI (1959)	Trustee of Aquila Municipal Trust since 2013	President, Greater Providence Chamber of Commerce, since 2005, Executive Vice President 2004-2005 and Senior Vice President, 1989-2002; Executive Counselor to the Governor of Rhode Island for Policy and Communications, 2003-2004.	5	None

37 | Aquila Tax-Free Fund of Colorado

(1) The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.

(2) The mailing address of each Trustee is c/o Aquila Municipal Trust, 120 West 45th Street, Suite 3600, New York, NY 10036.

(3) Each Trustee holds office until his or her successor is elected or his or her earlier retirement or removal.

(4) Includes certain Aquila-sponsored funds that are dormant and have no public shareholders.

(5) Ms. Herrmann is an “interested person” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as an officer of the Trust, as a director, officer and shareholder of the Manager’s corporate parent, as an officer and Manager of the Manager, and as a Manager of the Distributor.

(6) The “Aquila Group of Funds” includes: Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado, Hawaiian Tax-Free Trust, Aquila Churchill Tax-Free Fund of Kentucky, Aquila Tax-Free Trust of Oregon, Aquila Narragansett Tax-Free Income Fund (Rhode Island) and Aquila Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund and are called the “Aquila Municipal Bond Funds”; Aquila Three Peaks Opportunity Growth Fund, which is an equity fund; and Aquila Three Peaks High Income Fund, which is a high-income corporate bond fund.

38 | Aquila Tax-Free Fund of Colorado

Positions
Held with
Trust and
Name	Length of
and Year of Birth(1)	Service(2)	Principal Occupation(s) During Past 5 Years

Officers(3)

Charles E. Childs, III New York, NY (1957)	Executive Vice President of Aquila Municipal Trust since 2003 and Secretary since 2011	Executive Vice President of all funds in the Aquila Group of Funds and the Manager and the Manager’s parent since 2003; Chief Operating Officer of the Manager and the Manager’s parent since 2008; Secretary of all funds in the Aquila Group of Funds since 2011; formerly Senior Vice President, corporate development, Vice President, Assistant Vice President and Associate of the Manager’s parent since 1987; Executive Vice President, Senior Vice President, Vice President or Assistant Vice President of the Aquila money-market funds, 1988-2012; Manager of the Distributor since 2012.

Marie E. Aro New York, NY (1955)	Senior Vice President of Aquila Municipal Trust since 2010	Co-President, Aquila Distributors LLC since 2010, Vice President, 1993-1997; Senior Vice President, Aquila Municipal Trust (since 2013), Aquila Funds Trust (since 2013), Aquila Tax-Free Trust of Arizona (since 2010 and Vice President, 2004-2010), Aquila Three Peaks High Income Fund (since 2006), Hawaiian Tax-Free Trust and Aquila Tax-Free Trust of Oregon (since 2010), Aquila Three Peaks Opportunity Growth Fund (2004-2013) and Aquila Churchill Tax-Free Fund of Kentucky, Aquila Narragansett Tax-Free Income Fund, Aquila Tax-Free Fund For Utah, and Aquila Tax-Free Fund of Colorado (2010-2013); Vice President, INVESCO Funds Group, 1998-2003.

Stephen J. Caridi New York, NY (1961)	Senior Vice President of Aquila Municipal Trust since 2013	Vice President, Hawaiian Tax-Free Trust since 1998; Senior Vice President, Aquila Municipal Trust since 2013; Vice President, Aquila Funds Trust since 2013; Senior Vice President, Aquila Narragansett Tax-Free Income Fund 1998-2013, Vice President 1996-1997; Senior Vice President, Aquila Tax-Free Fund of Colorado 2004-2009; Vice President, Aquila Three Peaks Opportunity Growth Fund 2006-2013.

Paul G. O’Brien New York, NY (1959)	Senior Vice President of Aquila Municipal Trust since 2010	Co-President, Aquila Distributors LLC since 2010, Managing Director, 2009-2010; Senior Vice President of various funds in the Aquila Group of Funds since 2010 and all funds since 2013; held various positions to Senior Vice President and Chief Administrative Officer of Evergreen Investments Services, Inc., 1997-2008; Mergers and Acquisitions Coordinator for Wachovia Corporation, 1994-1997.

Craig T. DiRuzzo Denver, CO (1976)	Vice President of Aquila Municipal Trust since 2013	Vice President, Aquila Municipal Trust, and Regional Sales Manager of the Distributor, since 2013; Regional Vice President, B I C Group, LLC, Denver, CO, 2012; Vice President, Wellesley Investment Advisors, Denver, CO, 2011-2012; Mutual Funds Sales Director, UBS Global Asset Management, Denver, CO, 2004-2010, Internal Investment Consultant, 2002-2004.

39 | Aquila Tax-Free Fund of Colorado

Positions
Held with
Trust and
Name	Length of
and Year of Birth(1)	Service(2)	Principal Occupation(s) During Past 5 Years

Officers (cont’d)(3)

Royden P. Durham Louisville, KY (1951)	Vice President of Aquila Municipal Trust since 2013; Portfolio Manager of Aquila Churchill Tax-Free Fund of Kentucky (since 2011), Aquila Tax-Free Trust of Arizona (since 2017) and Aquila Tax-Free Fund For Utah (since 2017)	Vice President and portfolio manager or co-portfolio manager of Aquila Churchill Tax-Free Fund of Kentucky (since 2011); Vice President and portfolio manager of Aquila Tax-Free Trust of Arizona (since 2017) and Aquila Tax-Free Fund For Utah (since 2017); President, advEnergy solutions LLC, 2007-2011; Vice President and Trust Advisor, JP Morgan Chase, 2005-2006; Vice President and Trust Officer, Regions Morgan Keegan Trust, 2003-2005; Vice President Fixed Income and Equity Portfolios, The Sachs Company / Louisville Trust Company, 1986-2003.

Brandon M. Moody Crestwood, KY (1984)	Vice President of Aquila Municipal Trust since 2014	Vice President, Aquila Churchill Tax-Free Fund of Kentucky since 2014; Territory Manager, Jefferson National, 2010 - 2014; Licensed Financial Sales Consultant, PNC Investments, 2009-2010.

Nirmal Rijhwani Scottsdale, AZ (1978)	Vice President of Aquila Municipal Trust since 2016	Vice President, Aquila Tax-Free Trust of Arizona since December 2016; Regional Sales Manager and previously Regional Sales Development Manager, Aquila Distributors LLC since 2014; Regional Director - External Wholesaler, James Alpha Management, LLC,2012-2013; Regional Vice President – External Wholesaler, BIC Group, LLC. 2011-2012.

Anthony A. Tanner Phoenix, AZ (1960)	Vice President of Aquila Municipal Trust since 2018 and Portfolio Manager of Aquila Tax-Free Trust of Arizona, Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Fund For Utah since 2018	Vice President and Portfolio Manager of Aquila Tax-Free Trust of Arizona, Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Fund For Utah since 2018; Senior Portfolio Manager at BNY Mellon Wealth Management from 2016 to 2018; a Senior Client Advisor at BMO Private Bank from 2014 to 2015; and Senior Fixed Income Manager at Wells Fargo Private Bank from 2010 to 2014.

40 | Aquila Tax-Free Fund of Colorado

Positions
Held with
Trust and
Name	Length of
and Year of Birth(1)	Service(2)	Principal Occupation(s) During Past 5 Years

Officers (cont’d)(3)

James T. Thompson Bountiful, Utah (1955)	Vice President of Aquila Municipal Trust since 2009; Portfolio Manager of Aquila Tax-Free Fund For Utah (since 2009), Aquila Tax-Free Trust of Arizona (since 2017) and Aquila Churchill Tax-Free Fund of Kentucky (since 2017)	Vice President and portfolio manager or co-portfolio manager of Aquila Tax-Free Fund For Utah, since 2009; Vice President or Assistant Vice President and portfolio manager or backup portfolio manager of Aquila Tax-Free Trust of Arizona and Aquila Churchill Tax-Free Fund of Kentucky since 2009; Senior Vice President, First Security Bank/Wells Fargo Brokerage Services LLC, Salt Lake City, Utah 1991-2009.

M. Kayleen Willis Salt Lake City, UT (1963)	Vice President of Aquila Municipal Trust since 2013	Vice President, Aquila Tax-Free Fund For Utah since 2003, Assistant Vice President, 2002-2003; Vice President, Aquila Three Peaks Opportunity Growth Fund, 2004-2013 and Aquila Funds Trust since 2013.

Amy L. Rydalch Oakley, UT (1970)	Assistant Vice President of Aquila Municipal Trust since 2013	Assistant Vice President, Aquila Tax-Free Fund For Utah since 2010, independent credit analyst, 2001-2009, for Aquila Tax-Free Fund For Utah.

Randall S. Fillmore New York, NY (1960)	Chief Compliance Officer of Aquila Municipal Trust since 2012	Chief Compliance Officer of all funds in the Aquila Group of Funds, the Manager and the Distributor since 2012; Managing Director, Fillmore & Associates, 2009-2012; Fund and Adviser Chief Compliance Officer (2002-2009), Senior Vice President - Broker Dealer Compliance (2004-2009), Schwab Funds Anti Money Laundering Officer and Identity Theft Prevention Officer (2004-2009), Vice President - Internal Audit (2000-2002), Charles Schwab Corporation; National Director, Information Systems Risk Management - Consulting Services (1999-2000), National Director, Investment Management Audit and Business Advisory Services (1992-1999), Senior Manager, Manager, Senior and Staff Roles (1983-1992), PricewaterhouseCoopers LLP.

41 | Aquila Tax-Free Fund of Colorado

Positions
Held with
Trust and
Name	Length of
and Year of Birth(1)	Service(2)	Principal Occupation(s) During Past 5 Years

Officers (cont’d)(3)

Joseph P. DiMaggio New York, NY (1956)	Chief Financial Officer of Aquila Municipal Trust since 2003 and Treasurer since 2000	Chief Financial Officer of all funds in the Aquila Group of Funds since 2003 and Treasurer since 2000.

Yolonda S. Reynolds New York, NY (1960)	Assistant Treasurer of Aquila Municipal Trust since 2010	Assistant Treasurer of all funds in the Aquila Group of Funds since 2010; Director of Fund Accounting for the Aquila Group of Funds since 2007.

Lori A. Vindigni New York, NY (1966)	Assistant Treasurer of Aquila Municipal since 2000	Assistant Treasurer of all funds in the Aquila Group of Funds since 2000; Assistant Vice President of the Manager or its predecessor and current parent since 1998; Fund Accountant for the Aquila Group of Funds, 1995-1998.

_________________

(1) The mailing address of each officer is c/o Aquila Municipal Trust, 120 West 45th Street, Suite 3600, New York, NY 10036.

(2) The term of office of each officer is one year.

(3) The Trust’s Statement of Additional Information includes additional information about the officers and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.

42 | Aquila Tax-Free Fund of Colorado

Your Fund’s Expenses (unaudited)

     As a Fund shareholder, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges (“CDSC”) with respect to Class C shares; and (2) ongoing costs including management fees; distribution “12b-1” and/or service fees; and other Fund expenses. The table below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The table below assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

     The table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses that you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During the Period”.

Hypothetical Example for Comparison with Other Funds

     Under the heading, “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

     Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual			Hypothetical
	(actual return after expenses)			(5% annual return before expenses)
			Expenses(2)		Expenses(2)
	Beginning	Ending(1)	Paid During	Ending	Paid During	Net
	Account	Account	Period	Account	Period	Annualized
Share	Value	Value	10/1/17 –	Value	10/1/17 –	Expense
Class	10/1/17	3/31/18	3/31/18	3/31/18	3/31/18	Ratio
A	$1,000	$987.30	$3.37	$1,021.54	$3.43	0.68%
C	$1,000	$983.50	$8.06	$1,016.80	$8.20	1.63%
Y	$1,000	$988.60	$3.12	$1,021.79	$3.18	0.63%

(1)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A or the applicable CDSC with respect to Class C shares. Total return is not annualized and as such, it may not be representative of the total return for the year.

(2)	Expenses are equal to the annualized expense ratio for the six-month period as indicated above - in the far right column - multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

43 | Aquila Tax-Free Fund of Colorado

Information Available (unaudited)

     Much of the information that the funds in the Aquila Group of Funds produce is automatically sent to you and all other shareholders. Specifically, you are routinely sent your Fund’s entire list of portfolio securities twice a year in the semi-annual and annual reports you receive. Additionally, under Fund policies, the Manager publicly discloses the complete schedule of the Fund’s portfolio holdings, as of each calendar quarter, generally by the 15th day after the end of each calendar quarter. Such information remains accessible until the next schedule is made publicly available. You may obtain a copy of the Fund’s portfolio holdings schedule for the most recently completed period by visiting the Fund’s website at www.aquilafunds.com. Whenever you wish to see a listing of your Fund’s portfolio other than in your shareholder reports, please check our website at www.aquilafunds.com or call us at 1-800-437-1000.

     The Fund additionally files a complete list of its portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. Forms N-Q are available free of charge on the SEC website at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. or by calling 1-800-SEC-0330.

Proxy Voting Record (unaudited)

During the 12 month period ended June 30, 2017, there were no proxies related to any portfolio instruments held by the Fund. As such, the Fund did not vote any proxies. Applicable regulations require us to inform you that the Fund’s proxy voting information is available on the SEC website at www.sec.gov.

Federal Tax Status of Distributions (unaudited)

     This information is presented in order to comply with a requirement of the Internal Revenue Code. No action on the part of shareholders is required.

     For the fiscal year ended March 31, 2018, $7,473,480 of dividends paid by Aquila Tax-Free Fund of Colorado, constituting 99.9% of total dividends paid, were exempt-interest dividends; and the balance was ordinary income.

     Prior to February 15, 2019, shareholders will be mailed the appropriate tax form(s) which will contain information on the status of distributions paid for the 2018 calendar year.

44 | Aquila Tax-Free Fund of Colorado

Founders

     Lacy B. Herrmann (1929-2012)

Aquila Management Corporation, Sponsor

Manager

AQUILA INVESTMENT MANAGEMENT LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Investment Sub-Adviser

KIRKPATRICK PETTIS CAPITAL MANAGEMENT

1550 Market Street, Suite 300

Denver, Colorado 80202

Board of Trustees

Thomas A. Christopher, Chair

Diana P. Herrmann, Vice Chair

Ernest Calderón

Gary C. Cornia

Grady Gammage, Jr.

Glenn P. O’Flaherty

James R. Ramsey

Laureen L. White

Officers

Diana P. Herrmann, President

Charles E. Childs, III, Executive Vice President and Secretary

Marie E. Aro, Senior Vice President

Paul G. O’Brien, Senior Vice President

Craig T. DiRuzzo, Vice President

Randall S. Fillmore, Chief Compliance Officer

Joseph P. DiMaggio, Chief Financial Officer

and Treasurer

Distributor

     AQUILA DISTRIBUTORS LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Transfer and Shareholder Servicing Agent

BNY MELLON INVESTMENT SERVICING (US) INC.

4400 Computer Drive

Westborough, Massachusetts 01581

Custodian

THE BANK OF NEW YORK MELLON

225 Liberty Street

New York, New York 10286

Independent Registered Public Accounting Firm

     TAIT, WELLER & BAKER LLP

1818 Market Street, Suite 2400

Philadelphia, Pennsylvania 19103

Further information is contained in the Prospectus,

which must precede or accompany this report.

Annual Report March 31, 2018

Please Save the Date for Your 2018 Shareholder Meeting.

Thursday, October 25, 2018, Annual Shareholder Meeting

Grand America Hotel, Salt Lake City, UT

Details will be available on our website as the date approaches:

www.aquilafunds.com

or through your financial professional.

ii | Aquila Tax-Free Fund For Utah

Aquila Tax-Free Fund For Utah “Consistency and Continuity” Serving Utah investors since 1992

     May, 2018

Dear Fellow Shareholder:

     For over three decades, we have sought to give you as comprehensive a picture of your Aquila Tax-Free Fund For Utah as possible by highlighting, in each Annual Report letter, topics we believe you will find of interest.

     Yes – “over three decades!” That’s a considerable amount of time. Yet, in some ways, it seems like just yesterday.

     We believe part of the reason why it doesn’t feel nearly that long to us is because of our commitment to consistency and continuity.

     If we look back over the Aquila Group of Funds’ and the Fund’s existence, many things “feel” the same. In fact, while we have made certain changes, out of necessity or desire, over the years, we take great pride in the unbroken and consistent existence of our core values and beliefs implemented by dedicated and talented individuals.

     First and foremost, we never forget that it is your money and your Fund, investing in your state. We view every interaction with you, our shareholders, and your financial professionals as an opportunity to strengthen that relationship.

     We also value the fact that you and your fellow shareholders have invested in Aquila Tax-Free Fund For Utah not only for tax-free income, but also for preservation of capital.

     These two key values are the basis of our four guiding principles:

•	manage conservatively

•	focus on what we know best

•	put customers first; and

•	know what’s important

     As investment managers for nearly 35 years, we have always believed that investing successfully depends on knowing what you own and why you own it. We believe this is particularly important in today’s markets.

     Moreover, we have never lost sight of the strategy that we formulated with our first municipal bond fund back in 1985. That strategy, which was specifically designed with a goal to meet your Fund’s investment objective of double tax-free income and stability of capital on as consistent a basis as possible, includes sticking with high quality investments, keeping an intermediate maturity for the Fund’s portfolio of investments, diversifying our investments, and utilizing the expertise of local talent.

     In line with our guiding principles, we have always believed that local makes a real difference - local trustees, local portfolio management, local representatives and local shareholder meetings. We don’t have to read about issues affecting the state, because we have our local eyes and ears.

NOT A PART OF THE ANNUAL REPORT

     Our portfolio management teams are attuned to the nuances of the local municipal markets, the economy and policy decisions. They are well-positioned to “kick the tires” - periodically visiting individual projects as deemed desirable, monitoring economic developments, staying familiar with, and reaching out to, local officials responsible for managing budgets, and observing the mood of the electorate as various projects are put to a vote.

     We have also continually placed an emphasis on the quality of investments and the quality of the individuals who oversee those investments. When selecting securities we have always focused on the source and reliability of revenue and income streams, the management teams and the financial decisions they make, and the discipline those teams apply to executing their strategic and budget plans.

     Our investment strategy of consistently focusing upon municipal bond funds with intermediate maturities has always been with a goal to limit volatility with any change in interest rates.

     Our philosophy concerning diversification has been consistent as well. It’s quite simple – “don’t put all of your eggs in one basket.” To the maximum extent possible, Aquila Tax-Free Fund For Utah continually strives to invest in as many types of projects as possible throughout the state. This is done not only to limit exposure in any particular situation, but also to enhance the quality of life throughout Utah by financing worthy municipal projects. We are very proud that your Fund has consistently served thousands of residents and local projects very well over the years through its support of Utah’s vital infrastructure.

     In addition to our timeless and consistent focus, our continuity continues through the high caliber and longevity of our team. For example, I’ve been with the Aquila Group of Funds for over 30 years now. Your Fund has been fortunate to draw upon the experience of many other long-tenured team members as well over the years.

     So, while the pieces of the puzzle may have changed shape over the years, when put together, the picture it forms is still the same - year in and year out.

     Thank you for your continued confidence and loyalty in Aquila Tax-Free Fund For Utah.

Sincerely,

Diana P. Herrmann, Vice Chair and President

Any information in this Shareholder Letter regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

NOT A PART OF THE ANNUAL REPORT

Aquila Tax-Free Fund For Utah Annual Report Management Discussion Serving Utah investors since 1992

     Looking back, the twelve months ending March 31, 2018, met our expectations for the most part. Interest rates continued to trend higher. The bell-weather ten-year Treasury yield stood at 2.40% on March 31, 2017 and rose to 2.74% as of March 31, 2017. Likewise the Federal Reserve Board (the “Fed”) increased the Federal Funds rate three times; a quarter percent in June and December, 2017, and another quarter percent in March, 2018. All of these happenings were close to our year ago expectations. We projected that the ten-year Treasury yield would increase to 2.75%, which was very near the 2.74% level at the end of March, 2018, but below the 2.95% peak yield reached in February, 2018. Also we thought the Fed would raise rates by fifty basis points rather than seventy-five, although the additional increase was not a surprise.

     As is typical, municipal yields mimicked the direction of the Treasury market. Ten-year AAA municipal yields traded at 2.23% on March 31, 2017 and increased to 2.41% as of March 31, 2018. The eighteen basis point jump versus the thirty four basis point increase of the ten-year Treasury illustrates the stability of municipal yields for the year.

     Moreover, the yield curve flattened as we anticipated. Two-year AAA municipal yields started the fiscal year at 1.03% and increased to 1.65% as the Fed increased short-term rates. As mentioned the ten-year increased by eighteen basis points but long thirty-year yields actually declined nine basis points from 3.03% to 2.94%. Thus, the curve from two to thirty years flattened from 200 basis points to 129 basis points as short-term rates increased, with long-term rates basically holding steady.

     The twelve months were not, however, without surprises. Primarily, the ability to pass a tax bill in fairly short order, with certain provisions pertaining to the municipal market, brought a touch of volatility we had not anticipated. The bill eliminated “advanced refundings” from the municipal market resulting in a rush of issuance. December, 2017, with national issuance of approximately $60 billion, was a record-setting month. The large issuance carried over into January and resulted in higher yields and weak performance for the municipal market, which is very atypical of most Januarys.

Fund Performance

     Aquila Tax-Free Fund For Utah (the “Fund”) outperformed the Bloomberg Barclays Quality Intermediate Municipal Bond Index (the “Index”) over the past year. The Fund’s outperformance relative to the Index can be attributed to the high quality of the Fund holdings, and to the longer duration of the Fund’s portfolio relative to the Index (see relevant data below). With an expected rising interest rate environment, we intend to focus on reducing the average duration of the Fund to bring it more in line with the Index.

1 | Aquila Tax-Free Fund For Utah

MANAGEMENT DISCUSSION (continued)

4/1/17 – 3/31/18
1 year Total Return
Aquila Tax-Free Fund For Utah A share	1.84%
Aquila Tax-Free Fund For Utah Y share	2.15%
Index	1.11%

	Modified Duration	Effective Duration
Aquila Tax-Free Fund For Utah	4.63 years	5.55 years
Index	4.44 years	4.49 years

Municipal Market

     Municipal issuance continued to be strong over the past year. On a calendar year basis, national issuance equaled $436 billion; just below the record $452 billion in 2016. As mentioned, the tax bill helped make a strong issuance year even stronger with a year-end surge. National issuance exceeded our projections. Thus for 2018, we will once again forecast an issuance decline for national municipalities. We mentioned the elimination of “advanced refundings” in the municipal market. In recent years this type of financing had represented from 20% to 30% of issuance, so we expect that its elimination should reduce national issuance by over $100 billion.

     Utah saw a 50% increase of municipal issuance from $3.07 billion in 2016 to $4.6 billion in 2017. The Salt Lake City International Airport bond issuance, combined with the pending elimination of advance refinancing, caused the surge in Utah issuance. Utah issuance in the first quarter of 2018 stood at $1.0 billion, a 50% decline from the $2.1 billion issued in the first quarter of 2017. Based on 2018 issuance to date, we expect total Utah issuance for 2018 to be around 35% lower than 2017 issuance.

     A measure of value for municipals, the Municipal/Treasury ratio (the yield on AAA-rated municipal bonds relative to the yield on a U.S. Treasury bond of similar maturity) was less favorable during the past twelve months. As of March 31, 2018, the ratios stood at 80%, 88%, and 99% for the 5, 10, and 30-year comparisons respectively. While these are lower ratios of municipal yields to Treasury yields, this prior cheapness in munis was primarily a function of U.S. Treasury yields being at historical lows (i.e. high prices). We believe the current valuations for municipals still represent the very favorable relative attractiveness of municipals, particularly on an after-tax basis (and now, providing higher market yields than at the beginning of the fiscal year).

     During the coming year, we plan to monitor the impact of the tax bill on the municipal market. In general, we view the changes as very positive for corporations with a small impact for individuals. Although the top marginal tax rate declined, with the broadening of the income tax brackets, we suspect individual investors will find the tax exemption offered by municipal income to remain very attractive. Corporations, throughout the year, will be adjusting to much lower tax bills. Property and casualty insurance companies and banks have traditionally been strong holders of municipal debt. It will be interesting to see how such corporations view the attractiveness of municipals going forward. This could result in greater activity and potential investment opportunities in the secondary market for municipal bonds.

     Another topic that will circle the municipal market in coming months is how the United States will address its infrastructure needs. States and local municipalities have typically been the entities responsible for maintaining roads, bridges, and water and sewer systems. However, the aging of most of the country’s facilities is going to require, we believe, new financing methods and corroboration between the federal government, state and local governments and probably, private entities.

2 | Aquila Tax-Free Fund For Utah

MANAGEMENT DISCUSSION (continued)

U.S. Economy

     Economic growth as measured by Gross Domestic Product (“GDP”) is currently forecast by the Blue Chip Economic Forecast to be a positive 2.8% for 2018, continuing the now nine-year economic expansion, but at modest levels and below historical growth trends. Interestingly, the consensus forecast for 2019 is 2.5%; a modest slowing from today’s pace. The forecast would seem to contradict the fiscal stimulus now in the pipeline, provided by the tax reform package passed in December, 2017, and federal government spending increases approved in January, 2018.

     In contrast to the fiscal stimulus packages, is a Fed charting a course of steady interest rate hikes to “normalize” monetary policy following a decade of historically low rates and monetary easing. Employment in the U.S. continues to be at, or certainly close to, full employment with the unemployment rate approaching 4%. Surprisingly, inflation remains subdued and stubbornly below 2% by most measures.

     Add to the mix a great deal of geo-political uncertainty, trade tariffs and an election year, and 2018 shapes up to have a lot of questions needing answers. Basically we see tax reform providing stimulus to a growing economy. Likewise we see no surprise on monetary policy as the Fed has telegraphed their intentions of three or four Fed Fund increases during the next twelve months. Thus we see slow economic growth continuing, with the biggest question being the rate of inflation. Our expectation is for the inflation numbers to inch slightly higher, but wage gains, tariff implications or a jump in consumer spending could alter our thinking.

Utah Economy

     We anticipate that Utah’s economy will continue to be influenced by “Utah’s 2020 trifecta”. In the year 2020, Utahns should see the completion of the first phase of the Salt Lake City International Airport, the relocation of the Utah State Prison to northwest Salt Lake City, and the start of construction of Salt Lake City’s inland port. This trifecta is one of many reasons the current economy is growing. Zions Bank Consumer Index rose to its highest reading ever at 129.5, indicating that consumers in Utah are very optimistic about future economic conditions. There are reasons for the optimism; 52% of Utahns feel jobs are plentiful, while 57% of CEOs plan on increasing hiring over the next 12 months. These optimistic conditions may, however, be tempered by some of the speed bumps that are occurring in Utah’s economy. First, interest rates are rising due to the Federal Reserve’s march toward interest rate normalization. Costs of labor, land, housing and materials are increasing faster than the national average. According to Zions Bank Wasatch Front Price Index, year-over-year prices rose 3.6%, while the national Consumer Price Index (“CPI”) rose 2.2%. If prices continue to rise at these rates, there could be some slowing in Utah’s Economy.

3 | Aquila Tax-Free Fund For Utah

MANAGEMENT DISCUSSION (continued)

Outlook and Strategy

     With increases in the Federal Funds rate, the market has seen the yield curve flatten, meaning that short-term rates are rising faster than longer rates. We believe that the flattening of the curve will allow the Fund to purchase shorter term bonds at rates that have not been available for years. If that scenario plays out, these purchases could shorten the Fund’s weighted average maturity which, in a rising interest rate environment, would normally contribute positively to performance relative to funds with a longer weighted average maturity. A flatter yield curve reduces the reward of buying long maturity bonds as the available return would not off-set the increased risk. In the current market conditions, we believe that a “barbell” approach to purchasing bonds for the Fund’s portfolio of investments may be advantageous. Short rates are higher than normal and the yield curve is steep in the 10 to 15 year range. We, therefore, intend to seek to purchase short maturity bonds and bonds in the 10 to 13 year range where the yield curve is steeper. We also intend to continue to focus on high quality bonds issued by Utah issuers, with an occasional reciprocal state purchase. We feel that an intermediate maturity range should allow the Fund to mitigate interest rate risk to some degree.

__________________________________

Mutual fund investing involves risk and loss of principal is possible.

The market prices of the Fund’s securities may rise or decline in value due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment may go down. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

The value of your investment may go down when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term securities. Interest rates in the U.S. have begun to rise after having been at historical lows for some time, so the Fund faces a heightened risk that interest rates may continue to rise. A general rise in interest rates may cause investors to move out of fixed income securities and could also result in increased redemptions from the Fund.

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of underlying securities and their inability to meet their debt obligations.

The value of municipal securities can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory developments, legislative actions, and by uncertainties and public perceptions concerning these and other factors. The Fund may be affected significantly by adverse economic, political or other events affecting state and other municipal issuers in which it invests, and may be more volatile than a more geographically diverse fund.

A portion of income may be subject to local, state, Federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

These risks may result in share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

Any information in this Annual Report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

4 | Aquila Tax-Free Fund For Utah

PERFORMANCE REPORT

     The following graph illustrates the value of $10,000 invested in the Class Y shares of Aquila Tax-Free Fund For Utah (the “Fund”) for the 10-year period ended March 31, 2018 as compared with the Bloomberg Barclays Quality Intermediate Municipal Bond Index (the “Bloomberg Barclays Quality Index”) and the Consumer Price Index (a cost of living index). The performance of each of the other classes is not shown in the graph but is included in the table below. It should be noted that the Bloomberg Barclays Quality Index does not include any operating expenses nor sales charges, and being nationally oriented, does not reflect state-specific bond market performance for the limited number of states in which Aquila Tax-Free Fund For Utah may invest.

	Average Annual Total Return
	for periods ended March 31, 2018
				Since
Class and Inception Date	1 Year	5 Years	10 Years	Inception
Class A since 7/24/92
With Maximum Sales Charge	(2.26)%	1.79%	3.71%	4.63%
Without Sales Charge	1.84	2.63	4.14	4.80

Class C since 5/21/96
With CDSC*	0.04	1.80	3.31	3.66
Without CDSC	1.03	1.80	3.31	3.66

Class Y since 5/21/96
No Sales Charge	2.15	2.83	4.36	4.77

Bloomberg Barclays Quality Index	1.11	1.91	3.57	4.65	(Class A)
				4.39	(Class C & Y)

Total return figures shown for the Fund reflect any change in price and assume all distributions, including capital gains, within the period were invested in additional shares. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. The rates of return will vary and the principal value of an investment will fluctuate with market conditions. Shares, if redeemed, may be worth more or less than their original cost. A portion of each class’s income may be subject to Federal and state income taxes and/ or the Federal Alternative Minimum Tax (“AMT”). Past performance is not predictive of future investment results.

* CDSC = 1% contingent deferred sales charge imposed on redemptions made within the first 12 months after purchase.

5 | Aquila Tax-Free Fund For Utah

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Aquila Municipal Trust and the

Shareholders of Aquila Tax-Free Fund For Utah:

Opinion on the Financial Statements

     We have audited the accompanying statement of assets and liabilities of Aquila Tax-Free Fund For Utah (the “Fund”), including the schedule of investments, as of March 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2018, the results of its operation for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

     These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor for the Trust since 2005.

     We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

     Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2018 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

May 29, 2018

6 | Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	General Obligation Bonds (14.0%)	(unaudited)	Value

	City and County (4.8%)
	Carson City, Nevada
$1,000,000	5.000%, 05/01/28	A1/AA-/NR	$1,138,970
	Clark County, Nevada, Refunding
2,280,000	5.000%, 12/01/29 Series A	Aa1/AA+/NR	2,398,423
1,000,000	5.000%, 07/01/23 Series B	Aa1/AA+/NR	1,055,930
	Henderson, Nevada Refunding
	Various Purpose
1,000,000	5.000%, 06/01/33 Series B	Aa2/AA+/NR	1,112,120
750,000	5.000%, 06/01/30 Series 2014	Aa2/AA+/NR	849,555
750,000	5.000%, 06/01/35 Series 2014	Aa2/AA+/NR	841,395
	Houston, Texas Public Improvement
105,000	5.000%, 03/01/29 Unrefunded Balance	Aa3/AA/NR	107,963
	Miami Gardens, Florida
1,000,000	5.000%, 07/01/29	A1/A+/NR	1,127,030
	Provo City, Utah
760,000	4.000%, 01/01/22	Aa1/AA+/NR	816,263
1,825,000	4.000%, 01/01/23	Aa1/AA+/NR	1,983,337
	Reedy Creek, Florida
	Improvement District
1,000,000	5.250%, 06/01/29 Series A	Aa3/AA-/AA-	1,143,810
	Reno, Nevada Capital
	Improvement Refunding
1,000,000	5.000%, 06/01/28	A1/A+/NR	1,103,990
	Salt Lake City, Utah
1,000,000	5.000%, 06/15/22	Aaa/NR/AAA	1,123,680
	Salt Lake County, Utah
1,875,000	5.000%, 12/15/23 Series B	Aaa/AAA/AAA	2,161,256
	Washoe County, Nevada Refunding
	Reno Sparks Convention
2,000,000	5.000%, 07/01/28	Aa2/AA/NR	2,189,500
	Total City and County		19,153,222

	Hospital (0.3%)
	King County, Washington Public Hospital
	District No. 002, Refunding,
	Evergreen Healthcare
1,000,000	5.250%, 12/01/28	Aa3/A+/NR	1,081,350

7 | Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2018

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	General Obligation Bonds (continued)	(unaudited)	Value

	Local Public Property (0.3%)
	Houston, Texas Public Improvement
$1,000,000	5.000%, 03/01/35 Series A	Aa3/AA/NR	$1,142,160

	Public Schools (5.8%)
	Clark County, Nevada School District
	Limited Tax
2,000,000	4.000%, 06/15/30 Series D	A1/AA-/NR	2,118,160
	Davis County, Utah School District
	(School Board Guaranty Program)
4,395,000	4.000%, 06/01/25 Series B	Aaa/NR/NR	4,848,168
	Eagle Pass, Texas Independent
	School District
2,580,000	4.000%, 08/15/35 PSF Guaranteed	NR/AAA/AAA	2,740,115
	Granite School District, Utah, Salt Lake
	County (School Board
	Guaranty Program)
1,000,000	5.000%, 06/01/26 Series B	Aaa/NR/AAA	1,193,260
	Lewis County, Washington School
	District No. 302 Chehalis
	(School Board Guaranty Program)
1,000,000	5.000%, 12/01/34	Aa1/NR/NR	1,139,040
	Lewis & Thurston Counties, Washington
	School District No. 401 Centalia
	(School Board Guaranty Program)
1,230,000	5.000%, 12/01/35	Aa1/NR/NR	1,426,529
	Nebo School District, Utah County,
	Utah (School Board Guaranty Program)
2,000,000	5.000%, 07/01/25 Series C	Aaa/NR/AAA	2,358,380
	Washington County, Utah School District
	(School Board Guaranty Program)
2,880,000	5.000%, 03/01/30 Series B	Aaa/NR/AAA	3,408,970
3,020,000	5.000%, 03/01/31 Series B	Aaa/NR/AAA	3,561,546
	Wylie, Texas Independent School
	District Capital Appreciation
1,000,000	zero coupon, 08/15/32 PSF Guaranteed	Aaa/NR/NR	592,320
	Total Public Schools		23,386,488

8 | Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2018

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	General Obligation Bonds (continued)	(unaudited)	Value

	State (2.0%)
	Texas State Transportation Commission
	Highway Improvement
$1,000,000	5.000%, 04/01/29	Aaa/AAA/AAA	$1,132,420
	Texas State Transportation Commission
	Mobility Fund
1,000,000	5.000%, 10/01/31 Series 2015A	Aaa/AAA/AAA	1,163,950
	Texas State Water Financial Assistance
1,000,000	5.000%, 08/01/30 Series E	Aaa/AAA/AAA	1,164,230
	Utah State
1,000,000	5.000%, 07/01/27	Aaa/AAA/AAA	1,215,300
1,000,000	5.000%, 07/01/28	Aaa/AAA/AAA	1,210,680
1,000,000	5.000%, 07/01/29	Aaa/AAA/AAA	1,206,090
1,000,000	4.000%, 07/01/30	Aaa/AAA/AAA	1,094,090
	Total State		8,186,760

	Water and Sewer (0.8%)
	Central Utah Water Conservancy
	District Refunding
765,000	5.000%, 04/01/28 Series B	NR/AA+/AA+	829,291
	Las Vegas Valley, Nevada Water
	District Refunding
1,200,000	5.000%, 06/01/30 Series C	Aa1/AA+/NR	1,305,096
	Magna Water District, Utah
540,000	4.000%, 06/01/21	NR/AA/NR	576,164
490,000	4.000%, 06/01/22	NR/AA/NR	529,543
	Total Water and Sewer		3,240,094
	Total General Obligation Bonds		56,190,074

	Revenue Bonds (65.3%)
	Airport (2.8%)
	Broward County, Florida Airport
	System Refunding
1,000,000	5.375%, 10/01/29 Series O	A1/A+/A+	1,052,330
	Clark County, Nevada Passenger Facilities
	Charge Las Vegas-McCarran
	International Airport
1,500,000	5.000%, 07/01/30	Aa3/A+/NR	1,576,455

9 | Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2018

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Airport (continued)
	Miami-Dade County, Florida Aviation
	Miami International Airport
$1,675,000	5.000%, 10/01/22 Series A-1	A2/A/A	$1,796,672
	Salt Lake City, Utah Airport Revenue,
	Salt Lake City International Airport
1,000,000	5.000%, 07/01/27 AMT Series A	A2/A+/NR	1,163,890
1,600,000	5.000%, 07/01/30 AMT Series A	A2/A+/NR	1,834,336
1,240,000	5.000%, 07/01/30 Series B	A2/A+/NR	1,456,368
500,000	5.000%, 07/01/31 Series B	A2/A+/NR	585,030
1,525,000	5.000%, 07/01/37 Series B	A2/A+/NR	1,752,316
	Total Airport		11,217,397

	Charter Schools (8.7%)
	Utah State Charter School Finance
	Authority George Washington Academy
1,500,000	5.000%, 04/15/35 Series 2015	NR/AA/NR	1,633,320
	Utah State Charter School Finance
	Authority Good Foundations Academy
740,000	4.750%, 11/15/24 Series A 144A	NR/NR/NR*	740,059
1,655,000	5.550%, 11/15/34 Series A 144A	NR/NR/NR*	1,655,033
3,280,000	5.850%, 11/15/44 Series A 144A	NR/NR/NR*	3,280,033
	Utah State Charter School Finance
	Authority Hawthorn Academy Project
2,165,000	5.000%, 10/15/29 Series 2014	NR/AA/NR	2,403,864
	Utah State Charter School Finance
	Authority Lakeview Academy
1,300,000	5.000%, 10/15/35 Series 2015	NR/AA/NR	1,442,662
	Utah State Charter School Finance
	Authority Legacy Preparatory Academy
405,000	4.000%, 04/15/22	NR/AA/NR	428,806
440,000	4.000%, 04/15/24	NR/AA/NR	468,618
2,530,000	5.000%, 04/15/29	NR/AA/NR	2,804,404
	Utah State Charter School Finance
	Authority Monticello Academy
	(School Board Guaranty Program)
1,000,000	5.000%, 04/15/37 Series 2014	NR/AA/NR	1,079,810

10 | Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2018

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Charter Schools (continued)
	Utah State Charter School Finance
	Authority Ogden Preparatory Academy
	(School Board Guaranty Program)
$475,000	4.000%, 10/15/22	NR/AA/NR	$505,143
505,000	4.000%, 10/15/23	NR/AA/NR	535,270
525,000	4.000%, 10/15/24	NR/AA/NR	553,702
	Utah State Charter School Finance
	Authority Providence Hall Elementary
	School (School Board Guaranty Program)
1,000,000	5.250%, 10/15/28 Series 2013A	NR/AA/NR	1,113,380
1,000,000	5.000%, 10/15/33 Series 2013A	NR/AA/NR	1,087,960
	Utah State Charter School Finance
	Authority Quest Academy
500,000	5.000%, 04/15/37	NR/AA/NR	549,915
	Utah State Charter School Finance
	Authority Venture Academy
240,000	0.500%, 10/15/19	NR/AA/NR	235,054
675,000	4.000%, 10/15/24	NR/AA/NR	721,534
855,000	5.000%, 10/15/29	NR/AA/NR	938,730
1,095,000	5.000%, 10/15/34	NR/AA/NR	1,201,565
1,095,000	5.000%, 10/15/38	NR/AA/NR	1,186,849
	Utah State Charter School Finance
	Authority Voyage Academy
1,350,000	5.000%, 03/15/27 144A	NR/NR/NR*	1,361,934
2,440,000	5.500%, 03/15/37 144A	NR/NR/NR*	2,451,541
4,785,000	5.600%, 03/15/47 144A	NR/NR/NR*	4,793,565
	Utah State Charter School Finance
	Authority Wasatch Peak Academy
	Project (School Board Guaranty Program)
740,000	5.000%, 10/15/29	NR/AA/NR	811,195
700,000	5.000%, 10/15/36	NR/AA/NR	753,753
	Total Charter Schools		34,737,699

11 | Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2018

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Electric (7.6%)
	Consolidated Wyoming Municipalities
	Electric Facilities Improvement Lease,
	Gillette
$1,000,000	5.000%, 06/01/31	A1/A+/NR	$1,113,490
	Jacksonville Electric Authority,
	Florida Electric System Revenue
35,000	4.500%, 10/01/32 Series Three 2012A
	Unrefunded Balance	Aa2/AA-/NR	37,122
	Lehi, Utah Electric Utility Revenue
520,000	5.000%, 06/01/29	NR/A+/NR	609,991
850,000	5.000%, 06/01/31	NR/A+/NR	989,009
1,000,000	5.000%, 06/01/35	NR/A+/NR	1,149,430
	Lower Colorado River Authority, Texas
1,470,000	5.250%, 05/15/29	A2/A/A	1,526,624
	Lower Colorado River Authority, Texas
	Transmission Contract Revenue
1,000,000	5.000%, 05/15/30	NR/A/A+	1,130,700
	San Antonio, Texas Electric & Gas
	Revenue System
1,250,000	4.000%, 02/01/33	Aa1/AA/AA+	1,326,725
	Southeast Alaska Power Agency
	Electric Refunding & Improvement
1,170,000	5.250%, 06/01/30	NR/A-/NR	1,330,091
	St. George, Utah Electric Revenue
1,620,000	4.000%, 06/01/32 AGMC Insured	A2/AA/NR	1,715,969
	Utah Associated Municipal Power
	System Revenue, Horse Butte
	Wind Project
750,000	5.000%, 09/01/24 Series A	NR/A/A	864,735
445,000	5.000%, 09/01/25 Series A	NR/A/A	518,518
375,000	5.000%, 09/01/30 Series 2017B	NR/A/A	437,479
	Utah Associated Municipal Power System
	Revenue Refunding, Payson Power Project
2,000,000	5.000%, 04/01/24	NR/A-/A	2,182,420
1,000,000	5.000%, 04/01/25	NR/A-/A	1,089,110
6,375,000	5.000%, 04/01/26	NR/A-/A	6,927,394

12 | Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2018

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Electric (continued)
	Utah Associated Municipal Power System
	Revenue, Veyo Heat Recovery Project
$795,000	5.000%, 03/01/30	NR/A/A	$897,793
905,000	5.000%, 03/01/32	NR/A/A	1,015,998
745,000	5.000%, 03/01/34	NR/A/A	831,941
	Utah State Municipal Power Agency
	Power Supply System Revenue
330,000	5.000%, 07/01/23	NR/A+/A	374,471
3,000,000	5.000%, 07/01/38 Series B	NR/A+/A	3,369,960
	Wyoming Municipal Power Agency
	Power Supply System Revenue
665,000	5.000%, 01/01/27 Series A
	BAMI Insured	A2/AA/NR	775,503
	Total Electric		30,214,473

	Higher Education (8.4%)
	Florida Higher Education Facilities
	Authority Revenue, Refunding,
	Rollins College Project
1,000,000	5.000%, 12/01/37 Series A	A2/NR/NR	1,096,390
	Salt Lake County, Utah Westminster
	College Project
685,000	5.000%, 10/01/19	NR/BBB/NR	713,455
720,000	5.000%, 10/01/20	NR/BBB/NR	766,685
555,000	5.000%, 10/01/21	NR/BBB/NR	602,308
790,000	5.000%, 10/01/22	NR/BBB/NR	870,991
1,970,000	5.000%, 10/01/25	NR/BBB/NR	2,230,670
955,000	5.000%, 10/01/28	NR/BBB/NR	1,060,069
1,845,000	5.000%, 10/01/29	NR/BBB/NR	2,061,216
1,005,000	5.000%, 10/01/29	NR/BBB/NR	1,110,937
1,055,000	5.000%, 10/01/30	NR/BBB/NR	1,161,365
	South Dakota Board of Regents,
	Housing & Auxiliary Facilities System
500,000	5.000%, 04/01/28	Aa3/NR/NR	581,825

13 | Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2018

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Higher Education (continued)
	Texas A&M University Permanent Fund
$1,000,000	5.000%, 07/01/23 Series A	Aaa/AAA/AAA	$1,142,200
	University of South Florida Financing
	Corp., Florida COP Refunding
	Master Lease Program
1,000,000	5.000%, 07/01/31 Series A	A1/A+/NR	1,128,620
	University of Wyoming Facilities
500,000	4.000%, 06/01/31	Aa2/NR/NR	531,470
	Utah State Board of Regents,
	Dixie State University
1,800,000	5.000%, 06/01/30 AGMC Insured	NR/AA/NR	2,062,818
660,000	5.000%, 06/01/35 Series B
	AGMC Insured	NR/AA/NR	758,749
690,000	5.000%, 06/01/36 Series B
	AGMC Insured	NR/AA/NR	791,458
	Utah State Board of Regents
	Lease Revenue
410,000	4.500%, 05/01/20 AMBAC Insured	NR/AA/NR	410,877
425,000	4.500%, 05/01/21 AMBAC Insured	NR/AA/NR	425,901
450,000	4.625%, 05/01/22 AMBAC Insured	NR/AA/NR	451,017
120,000	4.650%, 05/01/23 AMBAC Insured	NR/AA/NR	120,269
	Utah State Board of Regents, Student
	Facilities System Revenue,
	Weber State University
750,000	5.000%, 04/01/29 AGMC Insured	NR/AA/NR	891,143
200,000	5.000%, 04/01/30 AGMC Insured	NR/AA/NR	239,598
	Utah State Board of Regents,
	University of Utah
500,000	5.000%, 08/01/29 Series A	Aa1/AA+/NR	598,350
530,000	5.000%, 08/01/33 Series A	Aa1/AA+/NR	611,678
600,000	5.000%, 08/01/35 Series A	Aa1/AA+/NR	689,022
500,000	4.000%, 08/01/36 Series A	Aa1/AA+/NR	526,595
1,000,000	5.000%, 08/01/35 Series B-1	Aa1/AA+/NR	1,155,140
1,500,000	5.000%, 08/01/36 Series B-1	Aa1/AA+/NR	1,727,910

14 | Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2018

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Higher Education (continued)
	Utah State Board of Regents,
	Utah State University
$1,105,000	4.000%, 12/01/30 Series B	NR/AA/NR	$1,176,980
	Utah State Board of Regents, Utah Valley
	University Student Center Building Fee
	And Unified System Revenue
3,005,000	5.000%, 11/01/28 Series 2012A	NR/AA/NR	3,368,064
	Washington State Higher Education
	Facilities Authority Revenue,
	Whitman College Project
2,070,000	5.000%, 01/01/32	Aa3/NR/NR	2,338,852
	Total Higher Education		33,402,622

	Hospital (2.0%)
	Brevard County, Florida Health Facilities
	Authority Health First Inc. Project
750,000	5.000%, 04/01/30	A2/A/NR	829,567
	Harris County, Texas Health Facilities
	Development Corp., Christus Health
540,000	4.750%, 07/01/30 AGMC Insured	A1/AA/NR	563,809
	Miami-Dade County, Florida Public
	Facilities, Jackson Health System
1,000,000	5.000%, 06/01/29 Series A	Aa3/A+/AA-	1,132,110
	Riverton, Utah Hospital Revenue,
	Intermountain Health Care
	Health Services, Inc.
2,470,000	5.000%, 08/15/36	Aa1/AA+/NR	2,582,014
	Utah County, Utah Hospital Revenue,
	IHC Health Services, Inc.
1,205,000	5.000%, 05/15/25	Aa1/AA+/NR	1,315,968
880,000	5.000%, 05/15/28	Aa1/AA+/NR	958,531
500,000	5.000%, 05/15/29	Aa1/AA+/NR	543,830
	Total Hospital		7,925,829

15 | Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2018

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Housing (0.6%)
	Alaska Housing Finance Corp. State
	Capital Project
$230,000	5.000%, 12/01/25 Series A
	Unrefunded Balance	NR/AA+/AA+	$253,347
	Utah Housing Corporation Single
	Family Mortgage
55,000	4.950%, 01/01/32 Series A Class II	Aa2/AA/AA	54,695
345,000	4.500%, 01/01/24 Series A Class III	Aa3/AA-/AA-	350,203
85,000	4.625%, 07/01/32 Series B-1 Class II	Aa2/AA/AA	85,671
195,000	4.500%, 07/01/23 Series C	Aa3/AA-/AA-	196,989
1,060,000	4.000%, 01/01/36 Series D
	FHA Insured	Aa3/AA-/AA-	1,095,637
	Wyoming Community Development
	Authority Housing Revenue
400,000	2.450%, 06/01/26 Series 5	Aa1/AA+/NR	385,920
	Total Housing		2,422,462

	Local Public Property (12.6%)
	Brigham, Utah Special Assessment
	Voluntary Assessment Area
1,140,000	5.250%, 08/01/23	A1/NR/NR	1,189,191
152,000	5.500%, 08/01/29	A1/NR/NR	159,054
	Civicventures, Alaska Revenue
	Refunding, Anchorage
	Convention Center
1,000,000	5.000%, 09/01/28	NR/A/AA-	1,127,740
1,000,000	5.000%, 09/01/29	NR/A/AA-	1,124,920
1,000,000	5.000%, 09/01/30	NR/A/AA-	1,121,400
	Clark County, Nevada Improvement
	District Special Local Improvement
	#128 (Summerlin)
490,000	5.000%, 02/01/21 Series A	NR/NR/NR*	493,690
	Downtown Redevelopment Authority,
	Texas Tax Increment Contract Revenue
1,000,000	5.000%, 09/01/30 BAMI Insured	NR/AA/NR	1,134,120

16 | Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2018

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Local Public Property (continued)
	Eagle Mountain, Utah Special
	Assessment Area
$380,000	5.250%, 05/01/28 Series 2013	NR/A+/NR	$413,816
	Harris County, Texas Sports Refunding
	Senior Lien
500,000	5.000%, 11/15/30 Series A	A2/A-/NR	557,685
	Herriman, Utah Special Assessment
	Towne Center Assessment Area
245,000	5.000%, 11/01/29	NR/AA-/NR	261,589
	Houston, Texas Hotel Occupancy Tax
	and Special Revenue
1,000,000	5.000%, 09/01/31	A2/A-/NR	1,110,900
	Jacksonville, Florida Special Revenue
	and Refunding Bonds
1,015,000	5.250%, 10/01/32 Series A	Aa3/AA-/AA-	1,152,441
	Mesquite, Nevada New Special
	Improvement District
185,000	5.350%, 08/01/19	NR/NR/NR*	186,108
80,000	5.400%, 08/01/20	NR/NR/NR*	80,439
290,000	5.500%, 08/01/25	NR/NR/NR*	290,879
	Midvale, Utah Redevelopment Agency
	Tax Increment & Sales Tax
	Revenue Refunding
750,000	5.000%, 05/01/28	NR/AA-/NR	879,472
1,000,000	5.000%, 05/01/32	NR/AA-/NR	1,156,160
	Orange County, Florida Tourist
	Development Tax Revenue Refunding
1,000,000	5.000%, 10/01/30	Aa3/AA-/AA	1,143,440
	Orem, Utah Special Assessment
140,000	7.750%, 11/01/25	NR/NR/NR*	140,260
	Salt Lake City, Utah Local Building
	Authority Lease Revenue
955,000	4.000%, 10/15/23 Series A	Aa1/NR/AA+	1,027,867
600,000	5.000%, 04/15/32 Series A	Aa1/NR/NR	701,052
395,000	4.000%, 04/15/32 Series A	Aa1/NR/NR	422,425
425,000	4.000%, 04/15/34 Series A	Aa1/NR/NR	448,604
1,075,000	5.000%, 04/15/35 Series A	Aa1/NR/NR	1,244,011
460,000	4.000%, 04/15/36 Series A	Aa1/NR/NR	483,221

17 | Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2018

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Local Public Property (continued)
	Salt Lake City, Utah Mosquito
	Abatement District Local Building
	Authority Lease Revenue
$730,000	5.000%, 02/15/29	Aa2/NR/NR	$865,378
810,000	5.000%, 02/15/31	Aa2/NR/NR	953,208
	South Jordan, Utah Special Assessment
	(Daybreak Assessment Area No. 1)
1,355,000	4.000%, 11/01/27	NR/AA+/NR	1,456,788
1,710,000	4.000%, 11/01/28	NR/AA+/NR	1,831,769
1,480,000	4.000%, 11/01/30	NR/AA+/NR	1,573,891
	St. Augustine, Florida Capital
	Improvement Refunding
500,000	5.000%, 10/01/34	Aa3/AA/A+	557,545
	St. Lucie County, Florida School Board
	COP Master Lease Program
500,000	5.000%, 07/01/30 Series A	A1/A/A+	549,700
	Tooele County, Utah Municipal Building
	Authority Lease Revenue Cross-Over
850,000	4.000%, 12/15/28	NR/AA-/NR	924,783
885,000	4.000%, 12/15/29	NR/AA-/NR	955,101
920,000	4.000%, 12/15/30	NR/AA-/NR	984,888
	Unified Utah Fire Service Area Local
	Building Authority Lease Revenue
2,350,000	4.000%, 04/01/32	Aa2/NR/NR	2,495,324
2,450,000	4.000%, 04/01/33	Aa2/NR/NR	2,584,701
	Washington County, Utah Municipal
	Building Authority Lease Revenue
500,000	5.000%, 10/01/32	Aa3/NR/NR	570,470
500,000	5.000%, 10/01/37	Aa3/NR/NR	563,310
	Weber County, Utah Special Assessment
	Summit Mountain Area
1,585,000	5.500%, 01/15/28	NR/AA-/NR	1,808,802
4,110,000	5.750%, 01/15/33	NR/AA-/NR	4,732,542
	West Jordan, Utah Municipal
	Building Authority Lease Revenue
1,000,000	5.000%, 10/01/29	Aa3/NR/NR	1,149,800
1,000,000	5.000%, 10/01/34	Aa3/NR/NR	1,132,160

18 | Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2018

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Local Public Property (continued)
	West Palm Beach, Florida Community
	Redevelopment Agency Tax Increment
	Revenue Refunding
$1,500,000	5.250%, 03/01/31	NR/A/AA-	$1,724,895
	West Valley City, Utah Municipal Building
	Authority Lease Revenue Refunding
900,000	4.000%, 02/01/33 AGMC Insured	NR/AA/AA-	941,850
1,000,000	5.000%, 02/01/34 AGMC Insured	NR/AA/AA-	1,149,040
810,000	4.000%, 02/01/38 AGMC Insured	NR/AA/AA-	838,050
	West Valley City, Utah Redevelopment
	Agency Revenue Refunding
1,885,000	5.000%, 11/01/36	NR/AA-/NR	2,133,179
	Total Local Public Property		50,527,658

	Public Schools (1.1%)
	Apline, Utah Local Building Authority
	School District Lease Revenue
985,000	4.000%, 03/15/28	Aa2/NR/NR	1,086,199
	Ogden City, Utah Municipal Building
	Authority School District
	Lease Revenue
1,315,000	5.000%, 01/15/31	Aa3/NR/NR	1,459,532
	Uintah County, Utah School District
	Municipal Building Authority Lease
	Revenue Refunding
1,841,000	2.000%, 08/01/22	NR/NR/NR*	1,826,603
	Total Public Schools		4,372,334

	Sales Tax (5.6%)
	Central Puget Sound, Washington
	Regional Transit Authority Sales &
	Use Tax Improvement & Refunding
1,000,000	5.000%, 11/01/31	Aa1/AAA/NR	1,156,640
	Cottonwood Heights, Utah Sales
	Tax Revenue
2,000,000	5.000%, 07/01/32 Series 2014	NR/AA-/NR	2,250,380

19 | Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2018

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Sales Tax (continued)
	Herriman City, Utah Sales & Franchise
	Tax Revenue Refunding
$2,040,000	4.000%, 08/01/25 Series B	NR/AA-/NR	$2,198,304
2,135,000	4.000%, 08/01/30 Series B	NR/AA-/NR	2,283,148
1,515,000	5.000%, 08/01/33 Series B	NR/AA-/NR	1,716,131
	Miami-Dade County, Florida Transit
	System Sales Surtax Revenue
1,000,000	5.000%, 07/01/34	A1/AA/AA	1,127,920
	Riverton City, Utah Franchise & Sales
	Tax Revenue
750,000	4.000%, 06/01/30	NR/AA-/AAA	792,038
1,000,000	5.250%, 12/01/36	NR/AA-/AAA	1,127,180
	Salt Lake County, Utah Sales
	Tax Revenue
2,000,000	5.000%, 02/01/24 Series A	NR/AAA/AAA	2,216,080
1,655,000	4.000%, 02/01/34 Series B	NR/AAA/AAA	1,774,491
	South Jordan, Utah Redevelopment
	Agency Subordinated Sales Tax & Tax
	Increment Revenue
1,000,000	5.000%, 04/01/29	NR/AA-/AAA	1,140,910
	Utah Transit Authority Sales Tax
	Revenue Subordinated
1,000,000	4.000%, 12/15/30	A1/A+/AA	1,075,950
1,000,000	5.000%, 12/15/32	A1/A+/AA	1,172,660
	Utah Transit Authority Sales Tax Revenue
	Subordinated, Capital Appreciation
1,000,000	zero coupon, 12/15/32	A1/A+/AA	590,150
	West Valley City, Utah Sales Tax Revenue
	Capital Appreciation Bonds, Refunding
3,500,000	zero coupon, 07/15/35	NR/AA+/NR	1,702,085
	Total Sales Tax		22,324,067

	State Agency (1.2%)
	Utah Infrastructure Agency
	Telecommunications & Franchise Tax
1,660,000	3.000%, 10/15/20 Series A	NR/NR/BBB-	1,680,650

20 | Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2018

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	State Agency (continued)
	Utah State Building Ownership Authority
	Lease Revenue Refunding State
	Facilities Master Lease Program
$1,000,000	5.000%, 05/15/24	Aa1/AA+/NR	$1,154,450
905,000	4.000%, 05/15/29	Aa1/AA+/NR	1,005,663
940,000	4.000%, 05/15/30	Aa1/AA+/NR	1,036,171
	Total State Agency		4,876,934

	Transportation (6.0%)
	Clark County, Nevada Highway
	Improvement Revenue Indexed Fuel
	Tax & Subordinate Motor Vehicle
	Fuel Tax
2,000,000	5.000%, 07/01/31	Aa3/AA-/NR	2,275,360
500,000	5.000%, 07/01/36	Aa3/AA-/NR	574,530
	North Texas Tollway Authority, Texas
755,000	6.100%, 01/01/28 Series A	A1/A/NR	778,246
	Salt Lake County, Utah Excise Tax
	Road Revenue
1,000,000	5.000%, 08/15/29 Series 2017	NR/AAA/AAA	1,199,270
1,000,000	4.000%, 08/15/31 Series 2017	NR/AAA/AAA	1,087,070
	Utah Transit Authority Sales Tax Revenue
1,000,000	5.000%, 06/15/31 Series A	Aa2/AAA/AA	1,158,050
2,000,000	5.000%, 06/15/38 Series A	Aa2/AAA/AA	2,265,520
	Utah Transit Authority Sales Tax
	Revenue Subordinated
5,000,000	5.000%, 06/15/34 Series A	A1/A+/AA	5,615,450
5,000,000	5.000%, 06/15/37 Series A	A1/A+/AA	5,584,650
	Utah Transit Authority Sales Tax &
	Transportation Revenue
195,000	5.250%, 06/15/32 AGMC Insured	Aa2/AAA/AA	245,055

21 | Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2018

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Transportation (continued)
	Washoe County, Nevada Highway
	Revenue Fuel Tax
$1,000,000	5.500%, 02/01/28	A1/A+/NR	$1,029,900
1,000,000	5.000%, 02/01/32	A1/A+/NR	1,024,310
1,000,000	5.000%, 02/01/38	A1/A+/NR	1,023,810
	Total Transportation		23,861,221

	Water and Sewer (8.7%)
	Central Utah Water Conservancy
	District Refunding, Jordanelle Hydrant
1,125,000	4.500%, 10/01/27 Series A	NR/AA/AA+	1,208,824
	Davie, Florida Water & Sewer Revenue
1,000,000	5.000%, 10/01/32 AGMC Insured	Aa3/AA/NR	1,092,620
	Eagle Mountain, Utah Water & Sewer
	Revenue Refunding
420,000	4.000%, 11/15/24 Series A
	BAMI Insured	NR/AA/NR	460,072
	El Paso, Texas Water & Sewer
	Revenue Refunding
1,000,000	4.500%, 03/01/31 Series C	NR/AA+/AA+	1,100,190
	Florida State Governmental Utility
	Authority Refunding Revenue Bonds
	(Lehigh Utility System)
500,000	5.000%, 10/01/31 Series 2014
	AGMC Insured	A1/AA/NR	567,130
	Jordan Valley, Utah Water Conservancy
	District Revenue
1,000,000	5.000%, 10/01/26 Series B	NR/AA+/AA+	1,196,180
1,000,000	4.000%, 10/01/32 Series B	NR/AA+/AA+	1,076,090
	Jordanelle, Utah Special Service District
228,000	5.400%, 11/15/18	NR/NR/NR*	228,055
240,000	5.500%, 11/15/19	NR/NR/NR*	240,014
253,000	5.600%, 11/15/20	NR/NR/NR*	252,739
268,000	5.700%, 11/15/21	NR/NR/NR*	267,636
283,000	5.800%, 11/15/22	NR/NR/NR*	280,501
299,000	6.000%, 11/15/23	NR/NR/NR*	296,037

22 | Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2018

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Water and Sewer (continued)
	Miami-Dade County, Florida Water
	and Sewer Revenue System
$1,000,000	5.000%, 10/01/26	Aa3/A+/A+	$1,165,430
1,000,000	5.000%, 10/01/31 Series A	Aa3/A+/A+	1,111,500
	Mountain Regional Water Special
	Service District, Utah Water
	Revenue Refunding
3,000,000	5.000%, 12/15/33 AGMC Insured	NR/AA/A+	3,283,380
	Ogden City, Utah Sewer & Water
	Revenue Bonds
2,765,000	4.000%, 06/15/33	Aa3/AA-/NR	2,929,462
2,885,000	4.000%, 06/15/34	Aa3/AA-/NR	3,058,764
1,160,000	5.250%, 06/15/30 Series B	Aa3/AA-/NR	1,308,561
	Ogden City, Utah Storm Drain
	Revenue Bonds
500,000	5.250%, 06/15/28	NR/AA/NR	571,095
	Okaloosa County, Florida Water and
	Sewer Revenue
1,000,000	5.000%, 07/01/30	Aa3/NR/AA	1,144,720
	Pleasant Grove City, Utah Water Revenue
1,000,000	5.250%, 12/01/29 AGMC Insured	NR/AA/NR	1,023,820
	Salt Lake & Sandy, Utah Metropolitan
	Water District, Water Revenue,
	Refunding
1,100,000	5.000%, 07/01/37 Series A	NR/AA+/AA+	1,210,517
	Salt Lake City, Utah Public
	Utilities Revenue
1,000,000	5.000%, 02/01/32	Aa1/AAA/NR	1,163,570
1,400,000	5.000%, 02/01/33	Aa1/AAA/NR	1,623,636
1,000,000	5.000%, 02/01/35	Aa1/AAA/NR	1,153,650
	San Jacinto, Texas River Authority
	Woodlands Waste Disposal
1,000,000	5.000%,10/01/30 BAMI Insured	NR/AA/NR	1,124,870
	Sarasota, Florida Utility System
	Revenue Refunding
1,455,000	5.000%, 10/01/27	NR/AA+/AA+	1,602,653

23 | Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2018

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Water and Sewer (continued)
	Utah Water Finance Agency Revenue
$1,000,000	5.000%, 03/01/35	NR/AA-/AA	$1,155,350
	Weber Basin, Utah Water Conservancy
	District Refunding
915,000	4.000%, 10/01/31 Series A	NR/AA+/AAA	962,800
	West Harris County, Texas Regional
	Water Authority
815,000	5.000%, 12/15/26 Series A	A1/AA-/A+	946,345
	Total Water and Sewer		34,806,211
	Total Revenue Bonds		260,688,907

	Pre-Refunded Bonds (19.1%)††
	Pre-Refunded
	General Obligation Bonds (1.9%)
	Local Public Property (1.0%)
	Houston, Texas Public Improvement
895,000	5.000%, 03/01/29	NR/NR/NR*	921,993
	San Angelo, Texas Certificates
	of Obligation
2,765,000	5.000%, 02/15/30 Series A	Aa2/AA/AA+	2,931,370
	Total Local Public Property		3,853,363

	Public Schools (0.9%)
	Clark County, Nevada School District
500,000	5.000%, 06/15/28 Series A	A1/AA-/NR	503,520
	Granite School District, Utah, Salt Lake
	County School Building
	(School Board Guaranty Program)
1,000,000	5.000%, 06/01/31	Aaa/NR/AAA	1,098,200
	Washoe County, Nevada School District
	Refunding & School Improvement
2,000,000	5.000%, 06/01/30 Series A	A1/AA/NR	2,193,180
	Total Public Schools		3,794,900
	Total Pre-Refunded General
	Obligation Bonds		7,648,263

24 | Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2018

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Pre-Refunded Bonds (continued)	(unaudited)	Value

	Pre-Refunded Revenue Bonds (17.2%)
	Charter Schools (0.3%)
	Utah State Charter School Finance
	Authority Davinci Academy,
	Refunding & Improvement
$1,000,000	7.050%, 09/15/26 Series 2011A	NR/BBB-/NR	$1,138,520

	Electric (0.8%)
	Clark County, Washington Public Utility
	District No. 001 Generating Refunding
1,000,000	5.000%, 01/01/24	A1/A/A+	1,055,570
	Eagle Mountain, Utah Gas & Electric
325,000	5.000%, 06/01/24 AGMC Insured	NR/AA/NR	356,392
	Jacksonville Electric Authority, Florida
	Electric System Revenue
465,000	4.500%, 10/01/32 Series Three 2012A	NR/NR/NR*	500,173
	Utah Associated Municipal Power System
	Revenue, Horse Butte Wind Project
1,005,000	5.000%, 09/01/32 Series A	NR/A/A	1,130,766
	Total Electric		3,042,901

	Higher Education (1.3%)
	Utah State Board of Regents, University
	of Utah Hospital Revenue
1,245,000	5.000%, 08/01/31	Aa2/AA/NR	1,337,167
	Utah State University Student
	Building Fee
1,285,000	5.000%, 12/01/29 Series B	NR/AA/NR	1,468,370
1,355,000	5.000%, 12/01/30 Series B	NR/AA/NR	1,548,359
	Washington State Higher Education
	Facilities Authority Revenue, Refunding,
	Gonzaga University Project
950,000	5.000%, 04/01/24 Series B	A3/NR/NR	981,645
	Total Higher Education		5,335,541

25 | Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2018

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Pre-Refunded Bonds (continued)	(unaudited)	Value

	Hospital (0.9%)
	Campbell County, Wyoming Hospital
	District, Hospital Revenue,
	Memorial Hospital Project
$1,040,000	5.000%, 12/01/20	NR/NR/NR*	$1,095,078
1,000,000	5.500%, 12/01/34	NR/NR/NR*	1,061,110
	Harris County, Texas Health Facilities
	Development Corp., Christus Health
260,000	4.750%, 07/01/30 AGMC Insured	A1/NR/NR	277,207
	Tarrant County, Texas Cultural Education
	Facilities Finance Corp. Hospital
	Refunding, Baylor Healthcare System
930,000	5.250%, 08/15/25	AA3/AA-/NR	1,005,349
70,000	5.250%, 08/15/25	NR/NR/NR*	75,586
	Total Hospital		3,514,330

	Housing (0.2%)
	Alaska Housing Finance Corp. State
	Capital Project
770,000	5.000%, 12/01/25 Series A	NR/NR/NR*	863,732

	Local Public Property (1.7%)
	Herriman, Utah Special Assessment
	Towne Center Assessment Area
1,045,000	4.875%, 11/01/23	NR/AA-/NR	1,113,103
1,150,000	5.000%, 11/01/25	NR/AA-/NR	1,227,867
	Uintah County, Utah Municipal
	Building Authority Lease Revenue
500,000	5.000%, 06/01/24	NR/A+/NR	502,790
2,000,000	5.300%, 06/01/28	NR/A+/NR	2,012,120
1,005,000	5.500%, 06/01/37	NR/A+/NR	1,011,412
1,120,000	5.500%, 06/01/40	NR/A+/NR	1,127,146
	Total Local Public Property		6,994,438

	Public Schools (0.3%)
	Tooele County, Utah Municipal Building
	Authority School District Lease Revenue
1,000,000	5.000%, 06/01/28	NR/A+/NR	1,005,580

26 | Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2018

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Pre-Refunded Bonds (continued)	(unaudited)	Value

	Sales Tax (0.3%)
	Draper, Utah Sales Tax Revenue
$1,000,000	5.000%, 05/01/32 Series A	NR/AA/NR	$1,117,320

	State Agency (2.5%)
	Utah Infrastructure Agency
	Telecommunications & Franchise Tax
1,970,000	5.250%, 10/15/30	A2/AA-/NR	2,374,382
1,000,000	5.000%, 10/15/33	A2/AA-/NR	1,151,310
1,630,000	5.250%, 10/15/38	A2/AA-/NR	1,897,809
1,000,000	5.500%, 10/15/30 Series A
	AGMC Insured	A2/AA/NR	1,125,370
1,475,000	5.250%, 10/15/33 Series A
	AGMC Insured	A2/AA/NR	1,647,369
	Utah State Building Ownership Authority
	Lease Revenue Refunding State
	Facilities Master Lease Program
1,575,000	5.000%, 05/15/26	Aa1/AA+/NR	1,633,464
	Total State Agency		9,829,704

	Transportation (3.1%)
	North Texas Tollway Authority, Texas
3,315,000	6.100%, 01/01/28 Series A	NR/NR/NR*	3,422,837
	Utah Transit Authority Sales Tax Revenue
1,000,000	5.000%, 06/15/28 Series A	Aa2/AAA/NR	1,006,930
1,000,000	5.000%, 06/15/32	A1/A+/AA	1,120,680
6,920,000	5.000%, 06/15/36 AGMC Insured
	Series A	Aa2/AAA/NR	6,967,956
	Total Transportation		12,518,403

	Water and Sewer (5.8%)
	Central Weber, Utah Sewer Improvement
	District Revenue Refunding
1,000,000	5.000%, 03/01/28 Series A
	AGMC Insured	NR/AA/AA	1,061,390
4,000,000	5.000%, 03/01/33 Series A
	AGMC Insured	NR/AA/AA	4,245,560

27 | Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2018

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Pre-Refunded Bonds (continued)	(unaudited)	Value

	Water and Sewer (continued)
	Jordan Valley, Utah Water Conservancy
	District Revenue
$6,000,000	5.000%, 10/01/35 Series B	NR/AA+/AA+	$6,559,080
	Laredo, Texas Waterworks Sewer
	System Revenue
1,450,000	5.000%, 03/01/24 Series 2010	Aa3/AA-/AA-	1,540,422
	Miami-Dade County, Florida Water
	and Sewer Revenue System
1,500,000	5.000%, 10/01/29 AGC Insured	Aa3/AA/A+	1,618,485
	North Slope Borough, Alaska Service
	Area 10 Water & Wastewater Facilities
1,000,000	5.250%, 06/30/27	NR/NR/NR*	1,102,610
1,000,000	5.250%, 06/30/28	NR/NR/NR*	1,102,610
985,000	5.250%, 06/30/34	NR/NR/NR*	1,086,071
	Ogden City, Utah Sewer & Water
	Revenue Bonds
750,000	4.625%, 06/15/38 AGMC Insured	Aa3/NR/NR	754,718
	Orem, Utah Water & Storm
	Sewer Revenue
1,000,000	5.000%, 07/15/26	NR/AA/AA+	1,009,800
	Salt Lake & Sandy, Utah Metropolitan
	Water District, Water Revenue,
	Refunding
650,000	5.000%, 07/01/31 Series A	NR/AA+/AA+	677,105
	South Weber City, Utah Water Revenue
930,000	5.000%, 06/01/40 AGMC Insured	NR/AA/NR	994,421
	Uintah Water Conservancy District,
	Utah, Water Conservancy Revenue
1,400,000	5.250%, 01/15/27 Series 2009A	NR/NR/NR*	1,439,256
	Total Water and Sewer		23,191,528
	Total Pre-Refunded Revenue Bonds		68,551,997
	Total Pre-Refunded Bonds		76,200,260
	Total Municipal Bonds
	(cost $384,965,603)		393,079,241

28 | Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2018

		Rating
		Moody’s, S&P
		and Fitch
Shares	Short-Term Investment (0.4%)	(unaudited)	Value

	Dreyfus Treasury & Agency Cash
	Management - Institutional Shares,
1,542,588	1.49%** (cost $1,542,588)	Aaa-mf/AAAm/NR	$1,542,588
	Total Investments
	(cost $386,508,191-note 4)	98.8%	394,621,829
	Other assets less liabilities	1.2	4,762,186
	Net Assets	100.0%	$399,384,015

Percent of
Portfolio Distribution By Quality Rating (unaudited)	Investments†
Aaa of Moody’s or AAA of S&P and Fitch	12.8%
Pre-Refunded bonds\ ETM bonds††	19.5
Aa of Moody’s or AA of S&P and Fitch	47.3
A of Moody’s or S&P and Fitch	12.5
BBB of S&P	3.1
Not Rated*	4.8
100.0%

PORTFOLIO ABBREVIATIONS:
AGC - Assured Guaranty Corp.
AGMC - Assured Guaranty Municipal Corp.
AMBAC - American Municipal Bond Assurance Corp.
AMT - Alternative Minimum Tax
BAMI - Build America Mutual Insurance
COP - Certificates of Participation
FHA - Federal Housing Administration
IHC - Intermountain Health Care
NR - Not Rated
PSF - Permanent School Fund

29 | Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2018

*	Any security not rated (“NR”) by any of the Nationally Recognized Statistical Rating Organizations (“NRSRO”) has been determined by the Investment Adviser to have sufficient quality to be ranked in the top four credit ratings if a credit rating were to be assigned by a NRSRO.

**	The rate is an annualized seven-day yield at period end.

Note: 144A – Private placement subject to SEC rule 144A, which modifies a two-year holding period requirement to permit qualified institutional buyers to trade these securities among themselves, thereby significantly improving the liquidity of these securities.

†	Where applicable, calculated using the highest rating of the three NRSROs. Percentages in this table do not include the Short-Term Investment.

††	Pre-refunded bonds are bonds for which U.S. Government Obligations usually have been placed in escrow to retire the bonds at their earliest call date.

See accompanying notes to financial statements.

30 | Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2018

ASSETS
Investments at value (cost $386,508,191)	$394,621,829
Interest receivable	5,253,959
Receivable for Fund shares sold	351,506
Other assets	41,893
Total assets	400,269,187
LIABILITIES
Payable for Fund shares redeemed	486,432
Management fee payable	158,988
Dividends payable	139,973
Distribution and service fees payable	874
Accrued expenses payable	98,905
Total liabilities	885,172
NET ASSETS	$399,384,015
Net Assets consist of:
Capital Stock - Authorized an unlimited number of shares,
par value $0.01 per share	$391,852
Additional paid-in capital	392,096,229
Net unrealized appreciation on investments (note 4)	8,113,638
Accumulated net realized loss on investments	(1,448,137)
Undistributed net investment income	230,433
	$399,384,015
CLASS A
Net Assets	$213,337,389
Capital shares outstanding	20,949,896
Net asset value and redemption price per share	$10.18
Maximum offering price per share (100/96 of $10.18)	$10.60
CLASS C
Net Assets	$57,520,680
Capital shares outstanding	5,653,923
Net asset value and offering price per share	$10.17
Redemption price per share (*a charge of 1% is imposed
on the redemption proceeds, or on the original price,
whichever is lower, if redeemed during the first 12
months after purchase)	$10.17	*
CLASS Y
Net Assets	$128,525,946
Capital shares outstanding	12,581,369
Net asset value, offering and redemption price per share	$10.22

See accompanying notes to financial statements.

31 | Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH

STATEMENT OF OPERATIONS

YEAR ENDED MARCH 31, 2018

Investment Income:

Interest income		$14,044,320

Expenses:

Management fee (note 3)	$2,036,919
Distribution and service fees (note 3)	1,101,204
Transfer and shareholder servicing agent fees	175,780
Legal fees	123,472
Trustees’ fees and expenses (note 6)	121,828
Fund accounting fees	64,972
Shareholders’ reports	41,103
Registration fees and dues	33,920
Auditing and tax fees	24,600
Insurance	17,062
Custodian fees	14,861
Chief compliance officer services (note 3)	9,479
Miscellaneous	50,965
Total expenses	3,816,165

Management fee waived (note 3)	(107,705)
Net expenses		3,708,460
Net investment income		10,335,860

Realized and Unrealized Gain (Loss) on Investments:

Net realized gain (loss) from securities
transactions	(104,991)
Change in unrealized appreciation on
investments	(2,993,934)

Net realized and unrealized gain (loss) on
investments		(3,098,925)
Net change in net assets resulting from operations		$7,236,935

See accompanying notes to financial statements.

32 | Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2018	March 31, 2017
OPERATIONS:
Net investment income	$10,335,860	$10,381,488
Net realized gain (loss) from
securities transactions	(104,991)	(1,387,413)
Change in unrealized appreciation
on investments	(2,993,934)	(11,113,808)
Change in net assets from
operations	7,236,935	(2,119,733)

DISTRIBUTIONS TO SHAREHOLDERS (note 9):
Class A Shares:
Net investment income	(5,506,631)	(5,657,654)
Net realized gain on investments		(185,878)
Class C Shares:
Net investment income	(1,228,887)	(1,335,717)
Net realized gain on investments		(63,949)
Class Y Shares:
Net investment income	(3,598,018)	(3,343,546)
Net realized gain on investments		(103,464)
Change in net assets from
distributions	(10,333,536)	(10,690,208)

CAPITAL SHARE TRANSACTIONS (note 7):
Proceeds from shares sold	89,119,382	109,359,793
Reinvested dividends and
distributions	8,666,047	8,817,165
Cost of shares redeemed	(103,190,798)	(104,237,053)
Change in net assets from
capital share transactions	(5,405,369)	13,939,905
Change in net assets	(8,501,970)	1,129,964
NET ASSETS:
Beginning of period	407,885,985	406,756,021
End of period*	$399,384,015	$407,885,985
*Includes undistributed net investment income of:	$230,433	$158,652

See accompanying notes to financial statements.

33 | Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2018

1. Organization

     Aquila Tax-Free Fund For Utah (the “Fund”), a series of Aquila Municipal Trust (prior to October 12, 2013, the Fund operated under the name Tax-Free Fund For Utah), a non-diversified, open-end investment company, was organized on December 12, 1990 as a Massachusetts business trust and commenced operations on July 24, 1992. The Fund is authorized to issue an unlimited number of shares. Class A Shares are sold at net asset value plus a sales charge of varying size (depending upon a variety of factors) paid at the time of purchase and bear a distribution fee. Class C Shares are sold at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years thereafter. Class C Shares automatically convert to Class A Shares after six years. Class Y Shares are sold only through authorized financial institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class Y Shares are sold at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge (“CDSC”) and no distribution fee. As of the date of this report, there were no Class F Shares or Class T Shares outstanding. All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a)	Portfolio valuation: Municipal securities are valued each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services. In the case of securities for which market quotations are readily available, securities are valued by the pricing service at the mean of bid and ask quotations. If a market quotation or a valuation from the pricing service is not readily available, the security is valued at fair value determined in good faith under procedures established by and under the general supervision of the Board of Trustees.

b)	Fair value measurements: The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

34 | Aquila Tax-Free Fund For Utah

     AQUILA TAX-FREE FUND FOR UTAH

NOTES TO FINANCIAL STATEMENTS (continued)

MARCH 31, 2018

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities

The following is a summary of the valuation inputs, representing 100% of the Fund’s investments, used to value the Fund’s net assets as of March 31, 2018:

Valuation Inputs*	Investments in Securities
Level 1 – Quoted Prices — Short-Term Investment	$1,542,588
Level 2 – Other Significant Observable
Inputs — Municipal Bonds*	393,079,241
Level 3 – Significant Unobservable Inputs	—
Total	$394,621,829

*See schedule of investments for a detailed listing of securities.

c)	Subsequent events: In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date these financial statements were issued.

d)	Securities transactions and related investment income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premium and accretion of original issue and market discount.

e)	Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

Management has reviewed the tax positions for each of the open tax years (2015 –2017) or expected to be taken in the Fund’s 2018 tax returns and has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.

35 | Aquila Tax-Free Fund For Utah

     AQUILA TAX-FREE FUND FOR UTAH

NOTES TO FINANCIAL STATEMENTS (continued)

MARCH 31, 2018

f)	Multiple class allocations: All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are also charged directly to such class on a daily basis.

g)	Use of estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

h)	Reclassification of capital accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. On March 31, 2018, the Fund increased additional paid-in capital by $214, increased undistributed net investment income by $69,457 and increased accumulated net realized loss on investments by $69,671. These reclassifications had no effect on net assets or net asset value per share.

i)	The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”

3. Fees and Related Party Transactions

a) Management Arrangements:

     Aquila Investment Management LLC (the “Manager”), a wholly-owned subsidiary of Aquila Management Corporation, the Fund’s founder and sponsor, serves as the Manager for the Fund under an Advisory and Administration Agreement with the Fund. Under the Advisory and Administration Agreement, the Manager provides all investment management and administrative services to the Fund. The Manager’s services include providing the office of the Fund and all related services as well as managing relationships with all the various support organizations to the Fund such as the shareholder servicing agent, custodian, legal counsel, fund accounting agent, auditors and distributor. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.50% on the Fund’s net assets.

     The Manager has contractually undertaken to waive fees and/or reimburse Fund expenses so that total Fund expenses will not exceed 0.84% for Class A Shares, 1.64% for Class C Shares and 0.64% for Class Y Shares through September 30, 2018. The Manager may not terminate the arrangement without the approval of the Board of Trustees. For the year ended March 31, 2018, the Fund incurred management fees of $2,036,919 of which $107,705 was waived.

36 | Aquila Tax-Free Fund For Utah

     AQUILA TAX-FREE FUND FOR UTAH

NOTES TO FINANCIAL STATEMENTS (continued)

MARCH 31, 2018

     Under a Compliance Agreement with the Manager, the Manager is compensated by the Fund for Chief Compliance Officer related services provided to enable the Fund to comply with Rule 38a-1 of the Investment Company Act of 1940, as amended (the “1940 Act”).

     Specific details as to the nature and extent of the services provided by the Manager are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

b) Distribution and Service Fees:

     The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 (the “Rule”) under the 1940 Act. Under one part of the Plan, with respect to Class A Shares, the Fund is authorized to make distribution fee payments to broker-dealers or others (“Qualified Recipients”) selected by Aquila Distributors LLC (the “Distributor”) including, but not limited to, any principal underwriter of the Fund, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund’s shares or servicing of shareholder accounts. The Fund makes payment of this distribution fee at the annual rate of 0.20% of the Fund’s average net assets represented by Class A Shares. For the year ended March 31, 2018, distribution fees on Class A Shares amounted to $421,604, of which the Distributor retained $16,791.

     Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund’s Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund’s average net assets represented by Class C Shares. For the year ended March 31, 2018, these payments amounted to $509,700. In addition, under a Shareholder Services Plan, the Fund is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Fund’s average net assets represented by Class C Shares and for the year ended March 31, 2018, amounted to $169,900. The total of these payments with respect to Class C Shares amounted to $679,600, of which the Distributor retained $164,032.

     Specific details about the Plans are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

     Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Fund’s shares. Through agreements between the Distributor and various brokerage and advisory firms (“financial intermediaries”), the Fund’s shares are sold primarily through the facilities of these financial intermediaries having offices within Utah, with the bulk of any sales commissions inuring to such financial intermediaries. For the year ended March 31, 2018, total commissions on sales of Class A Shares amounted to $222,624, of which the Distributor received $18,848.

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     AQUILA TAX-FREE FUND FOR UTAH

NOTES TO FINANCIAL STATEMENTS (continued)

MARCH 31, 2018

c) Transfer and shareholder servicing fees:

     The Fund occasionally compensates financial intermediaries in connection with the sub-transfer agency related services provided by such entities in connection with their respective Fund shareholders so long as the fees are deemed by the Board of Trustees to be reasonable in relation to (i) the value of the services and the benefits received by the Fund and certain shareholders; and (ii) the payments that the Fund would make to another entity to perform similar ongoing services to existing shareholders.

4. Purchases and Sales of Securities

     During the year ended March 31, 2018, purchases of securities and proceeds from the sales of securities aggregated $59,627,575 and $66,796,835, respectively.

     At March 31, 2018, the aggregate tax cost for all securities was $386,495,116. At March 31, 2018, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $10,041,645 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $1,914,932, for a net unrealized appreciation of $8,126,713.

5. Portfolio Orientation

     At least 50% of the Fund’s assets will always consist of obligations of Utah-based issuers. At March 31, 2018, the Fund had 72% of its net assets invested in municipal obligations of issuers within Utah. The Fund is also permitted to invest in tax-free municipal obligations of non-Utah-based issuers that are exempt from regular Federal income taxes and, pursuant to an administrative determination of the Utah State Tax Commission issued under statutory authority, the interest on which is currently exempt from Utah individual income taxes. Since the Fund invests principally and may invest entirely in double tax-free municipal obligations of issuers within Utah, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Utah and whatever effects these may have upon Utah issuers’ ability to meet their obligations.

6. Trustees’ Fees and Expenses

     At March 31, 2018, there were 8 Trustees, one of whom is affiliated with the Manager and is not paid any fees. The total amount of Trustees’ service fees (for carrying out their responsibilities) and attendance fees paid during the year ended March 31, 2018 was $104,584. Attendance fees are paid to those in attendance at regularly scheduled quarterly Board Meetings and meetings of the Independent Trustees held prior to each quarterly Board Meeting, as well as additional meetings (such as Audit, Nominating, Shareholder and special meetings). Trustees are reimbursed for their expenses such as travel, accommodations and meals incurred in connection with attendance at Board Meetings and the Annual Meeting of Shareholders. For the year ended March 31, 2018, such meeting-related expenses amounted to $17,244.

38 | Aquila Tax-Free Fund For Utah

     AQUILA TAX-FREE FUND FOR UTAH

NOTES TO FINANCIAL STATEMENTS (continued)

MARCH 31, 2018

7. Capital Share Transactions

     Transactions in Capital Shares of the Fund were as follows:

	Year Ended		Year Ended
	March 31, 2018		March 31, 2017
	Shares	Amount	Shares	Amount
Class A Shares:
Proceeds from shares sold	3,390,998	$35,054,736	4,321,330	$45,173,897
Reinvested dividends
and distributions	442,444	4,571,496	450,961	4,710,251
Cost of shares redeemed	(3,406,909)	(35,255,759)	(5,138,059)	(53,227,093)
Net change	426,533	4,370,473	(365,768)	(3,342,945)
Class C Shares:
Proceeds from shares sold	911,079	9,428,953	1,955,188	20,642,889
Reinvested dividends
and distributions	103,008	1,063,919	113,860	1,187,226
Cost of shares redeemed	(2,446,331)	(25,254,799)	(2,047,110)	(21,366,348)
Net change	(1,432,244)	(14,761,927)	21,938	463,767
Class Y Shares:
Proceeds from shares sold	4,301,947	44,635,693	4,137,467	43,543,007
Reinvested dividends
and distributions	292,595	3,030,632	278,636	2,919,688
Cost of shares redeemed	(4,120,264)	(42,680,240)	(2,849,702)	(29,643,612)
Net change	474,278	4,986,085	1,566,401	16,819,083
Total transactions in Fund
shares	(531,433)	$(5,405,369)	1,222,571	$13,939,905

8. Securities Traded on a When-Issued Basis

     The Fund may purchase or sell securities on a when-issued basis. When-issued transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Beginning on the date the Fund enters into a when-issued transaction, cash or other liquid securities are segregated in an amount equal to or greater than the value of the when-issued transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

9. Income Tax Information and Distributions

     The Fund declares dividends daily from net investment income and makes payments monthly. Net realized capital gains, if any, are distributed annually and are taxable. These distributions are paid in additional shares at the net asset value per share or in cash, at the shareholder’s option.

     The Fund intends to maintain, to the maximum extent possible, the tax-exempt status of interest payments received from portfolio municipal securities in order to allow dividends paid to shareholders from net investment income to be exempt from regular Federal and State of Utah income taxes. Due to differences between financial statement reporting and Federal income tax reporting requirements, distributions made by the Fund may not be the same as the Fund’s net investment income, and/or net realized securities gains. Further, a small portion of the dividends may, under some circumstances, be subject to taxes at ordinary income rates. For certain shareholders some dividend income may, under some circumstances, be subject to the alternative minimum tax. At March 31, 2018, the Fund had a capital loss carryover of $1,258,435 which is short-term and has no expiration.

39 | Aquila Tax-Free Fund For Utah

     AQUILA TAX-FREE FUND FOR UTAH

NOTES TO FINANCIAL STATEMENTS (continued)

MARCH 31, 2018

     The tax character of distributions was as follows:

	Year	Year
	Ended	Ended
	March 31, 2018	March 31, 2017
Net tax-exempt income	$10,248,470	$10,222,326
Ordinary Income	85,066	114,924
Capital Gains	—	352,958
	$10,333,536	$10,690,208

     As of March 31, 2018, the components of distributable earnings on a tax basis were:

Undistributed tax-exempt income	$357,331
Accumulated net realized loss on
investments	(1,258,435)
Unrealized appreciation	8,126,713
Post October losses	(189,702)
Other temporary differences	(139,974)
$6,895,933

     The difference between book basis and tax basis unrealized appreciation and undistributed income is due to the timing difference, post October losses, and other temporary differences, in recognizing dividends paid, the tax treatment of market discount amortization, and the deduction of distributions payable.

10. Credit Facility

     Effective August 30, 2017, the Bank of New York Mellon and the Aquila Group of Funds became parties to a $40 million credit agreement, which currently terminates on August 29, 2018.  In accordance with the Aquila Group of Funds Guidelines for Allocation of Committed Line of Credit (the Aquila Group of Funds is comprised of nine funds), each fund is responsible for payment of its proportionate share of

a)	a 0.15% per annum commitment fee; and,

b)	interest on amounts borrowed for temporary or emergency purposes by the Fund (at the applicable rate selected by the Aquila Group of Funds at the time of the borrowing of either (i) the one-month Eurodollar Rate or (ii) a rate equal to the greater of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on such day, or (c) the Overnight Eurodollar Rate in effect on such day).

     There were no borrowings under the credit agreement for the period ended March 31, 2018.

40 | Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH

FINANCIAL HIGHLIGHTS

     For a share outstanding throughout each period

	Class A

	Year Ended March 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$10. 26	$10.56	$10.50	$10.10	$10.37
Income (loss) from investment operations:
Net investment income(1)	0.27	0.27	0.29	0.33	0.33
Net gain (loss) on securities (both
realized and unrealized)	(0.08)	(0.30)	0.06	0.40	(0.24)
Total from investment operations	0.19	(0.03)	0.35	0.73	0.09
Less distributions (note 9):
Dividends from net investment income	(0.27)	(0.26)	(0.28)	(0.32)	(0.33)
Distributions from capital gains	—	(0.01)	(0.01)	(0.01)	(0.03)
Total distributions	(0.27)	(0.27)	(0.29)	(0.33)	(0.36)
Net asset value, end of period	$10.18	$10.26	$10.56	$10.50	$10.10
Total return (not reflecting sales charge)	1.84%	(0.26)%	3.41%	7.34%	0.96%
Ratios/supplemental data
Net assets, end of period (in millions)	$213	$211	$221	$205	$204
Ratio of expenses to average net assets	0.84%	0.84%	0.84%	0.84%	0.83%
Ratio of net investment income to
average net assets	2.61%	2.54%	2.75%	3.14%	3.33%
Portfolio turnover rate	15%	23%	20%	16%	12%

Expense and net investment income ratios without the effect of the contractual expense cap were (note 3):

Ratio of expenses to average net assets	0.87%	0.86%	0.87%	0.91%	0.91	%(2)
Ratio of net investment income to
average net assets	2.58%	2.52%	2.72%	3. 07%	3. 26%(2)

_________________________

(1)	Per share amounts have been calculated using the daily average shares method.
(2)	Includes expenses incurred in connection with the reorganization of the Fund into a series of Aquila Municipal Trust. Without these expenses, the expense ratio and the net investment income ratio would have been 0.86% and 3.31%, respectively, for the year ended March 31, 2014.

See accompanying notes to financial statements.

41 | Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH

FINANCIAL HIGHLIGHTS (continued)

     For a share outstanding throughout each period

	Class C

	Year Ended March 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$10.25	$10.55	$10.50	$10.10	$10.37
Income (loss) from investment operations:
Net investment income(1)	0.19	0.18	0.20	0.24	0.25
Net gain (loss) on securities (both
realized and unrealized)	(0.08)	(0.29)	0.06	0.41	(0.24)
Total from investment operations	0.11	(0.11)	0.26	0.65	0.01
Less distributions (note 9):
Dividends from net investment income	(0.19)	(0.18)	(0.20)	(0.24)	(0.25)
Distributions from capital gains	—	(0.01)	(0.01)	(0.01)	(0.03)
Total distributions	(0.19)	(0.19)	(0.21)	(0.25)	(0.28)
Net asset value, end of period	$10.17	$10.25	$10.55	$10.50	$10.10
Total return (not reflecting CDSC)	1.03%	(1.06)%	2.55%	6.49%	0.15%
Ratios/supplemental data
Net assets, end of period (in millions)	$58	$73	$75	$81	$81
Ratio of expenses to average net assets	1.64%	1.64%	1.64%	1.63%	1.63%
Ratio of net investment income to
average net assets	1.81%	1.74%	1.95%	2.34%	2.53%
Portfolio turnover rate	15%	23%	20%	16%	12%

Expense and net investment income ratios without the effect of the contractual expense cap were (note 3):

Ratio of expenses to average net assets	1.66%	1.66%	1.67%	1.71%	1.70	%(2)
Ratio of net investment income to
average net assets	1.78%	1.72%	1.92%	2.27%	2.46	%(2)

_________________________

(1)	Per share amounts have been calculated using the daily average shares method.

(2)	Includes expenses incurred in connection with the reorganization of the Fund into a series of Aquila Municipal Trust. Without these expenses, the expense ratio and the net investment income ratio would have been 1.66% and 2.50%, respectively, for the year ended March 31, 2014.

See accompanying notes to financial statements.

42 | Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH

FINANCIAL HIGHLIGHTS (continued)

     For a share outstanding throughout each period

	Class Y

	Year Ended March 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$10.29	$10.59	$10.53	$10.13	$10.41
Income (loss) from investment operations:
Net investment income(1)	0.29	0.29	0.31	0.35	0.36
Net gain (loss) on securities (both
realized and unrealized)	(0.07)	(0.29)	0.06	0.40	(0.26)
Total from investment operations	0.22	—	0.37	0.75	0.10
Less distributions (note 9):
Dividends from net investment income	(0.29)	(0.29)	(0.30)	(0.34)	(0.35)
Distributions from capital gains	—	(0.01)	(0.01)	(0.01)	(0.03)
Total distributions	(0.29)	(0.30)	(0.31)	(0.35)	(0.38)
Net asset value, end of period	$10.22	$10.29	$10.59	$10.53	$10.13
Total return	2.15%	(0.05)%	3.61%	7. 54%	1.07%
Ratios/supplemental data
Net assets, end of period (in millions)	$129	$125	$112	$100	$71
Ratio of expenses to average net assets	0.64%	0.64%	0.64%	0.63%	0.63%
Ratio of net investment income to
average net assets	2.81%	2.75%	2.95%	3.33%	3.53%
Portfolio turnover rate	15%	23%	20%	16%	12%

Expense and net investment income ratios without the effect of the contractual expense cap were (note 3):

Ratio of expenses to average net assets	0.67%	0.66%	0.67%	0.70%	0.70	%(2)
Ratio of net investment income to
average net assets	2.78%	2.73%	2. 92%	3.26%	3.46	%(2)

_________________________

(1)	Per share amounts have been calculated using the daily average shares method.

(2)	Includes expenses incurred in connection with the reorganization of the Fund into a series of Aquila Municipal Trust. Without these expenses, the expense ratio and the net investment income ratio would have been 0.66% and 3.50%, respectively, for the year ended March 31, 2014.

See accompanying notes to financial statements.

43 | Aquila Tax-Free Fund For Utah

Additional Information (unaudited)

Trustees(1)
and Officers			Number of
	Positions		Portfolios
	Held with		in Fund
	Fund and	Principal	Complex(4)	Other Directorships
Name	Length of	Occupation(s)	Overseen	Held by Trustee
and Year of Birth(2)	Service(3)	During Past 5 Years	by Trustee	During Past 5 Years

Interested Trustee(5)

Diana P. Herrmann New York, NY (1958)	Vice Chair of Aquila Municipal Trust since 2014, Trustee since 1994 and President since 1998	Chair (since 2016 and previously Vice Chair since 2004) and Chief Executive Officer (since 2004) of Aquila Management Corporation, Founder and Sponsor of the Aquila Group of Funds(6) and parent of Aquila Investment Management LLC, Manager, President since 1997, Chief Operating Officer, 1997-2008, a Director since 1984, Secretary since 1986 and previously its Executive Vice President, Senior Vice President or Vice President, 1986-1997; Chief Executive Officer (since 2004) and Chair (since 2016 and previously Vice Chair since 2004), President and Manager since 2003, and Chief Operating Officer (2003-2008), of the Manager; Chair, Vice Chair, President, Executive Vice President and/or Senior Vice President of funds in the Aquila Group of Funds since 1986; Manager of the Distributor since 1997; Governor, Investment Company Institute (the U.S. mutual fund industry trade organization dedicated to protecting shareholder interests and educating the public about investing) for various periods since 2004, and Chair of its Small Funds Committee, 2004-2009; active in charitable and volunteer organizations.	11	Director of ICI Mutual Insurance Company, a Risk Retention Group, for various periods since 2006; formerly Vice Chair and Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2004-2012

Non-Interested Trustees

Thomas A. Christopher Danville, KY (1947)	Chair of the Board of Aquila Municipal Trust since 2017; Trustee since 2009	Principal, Robinson, Hughes & Christopher, C.P.A.s, P.S.C., since July 2017, previously Senior Partner, since 1977; Chairman of the Board, A Good Place for Fun, Inc., a sports facility, since 1987, President, 1987-2012; Director, Global Outreach International, since 2011; member of the Kentucky Primary Care Technical Advisory Committee, since 2017; Director, Sunrise Children’s Services Inc., 2010-2013; currently or formerly active with various professional and community organizations.	5	None

44 | Aquila Tax-Free Fund For Utah

Additional Information (unaudited)

Trustees(1)
and Officers			Number of
	Positions		Portfolios
	Held with		in Fund
	Fund and	Principal	Complex(4)	Other Directorships
Name	Length of	Occupation(s)	Overseen	Held by Trustee
and Year of Birth(2)	Service(3)	During Past 5 Years	by Trustee	During Past 5 Years

Non-Interested Trustees (cont’d)

Ernest Calderón Phoenix, AZ (1957)	Trustee of Aquila Municipal Trust since 2004	Attorney (currently, Partner, Calderón Law Offices, PLC); Regent emeritus and President emeritus Arizona Board of Regents; Adjunct Professor, Northern Arizona University; Doctoral Candidate (2020) University of Southern California; served six Arizona governors by appointment; Past President, Grand Canyon Council of Boy Scouts of America; Past President, State Bar of Arizona, 2003-2004; member, American Law Institute.	5	None

Gary C. Cornia St. George, UT (1948)	Trustee of Aquila Municipal Trust since 2009	Emeritus Dean and Professor, Marriott School of Management, Brigham Young University 2014-present; Professor, Marriott School of Management, Brigham Young University, 1980-2014; Commissioner, Utah State Securities Commission, 2013–present; Dean, Marriott School of Management, 2008-2013; Director, Romney Institute of Public Management, Marriott School of Management, 2004-2008; Past President, National Tax Association; Fellow, Lincoln Institute of Land Policy, 2002-present; Associate Dean, Marriott School of Management, Brigham Young University, 1991-2000; member, Utah Governor’s Tax Review Committee, 1993-2009.	8	International Center for Land Policies and Training, Taipei, Taiwan, Director and Chair of Executive Committee

Grady Gammage, Jr. Phoenix, AZ (1951)	Trustee of Aquila Municipal Trust since 2001	Founding partner, Gammage & Burnham, PLC, a law firm, Phoenix, Arizona, since 1983; director, Central Arizona Water Conservation District, 1992-2004; Senior Fellow, Morrison Institute for Public Policy and Kyl Institute for Water Policy; Adjunct Professor, Sandra Day O’Connor College of Law; W. P. Carey School of Business; active with Urban Land Institute; Author, “The Future of the Suburban City” Island Press, 2016.	7	None

45 | Aquila Tax-Free Fund For Utah

Additional Information (unaudited)

Trustees(1)
and Officers			Number of
	Positions		Portfolios
	Held with		in Fund
	Fund and	Principal	Complex(4)	Other Directorships
Name	Length of	Occupation(s)	Overseen	Held by Trustee
and Year of Birth(2)	Service(3)	During Past 5 Years	by Trustee	During Past 5 Years

Non-Interested Trustees (cont’d)

Glenn P. O’Flaherty Granby, CO (1958)	Trustee of Aquila Municipal Trust since 2013	Chief Financial Officer and Chief Operating Officer of Lizard Investors, LLC, 2008; Co-Founder, Chief Financial Officer and Chief Compliance Officer of Three Peaks Capital Management, LLC, 2003-2005; Vice President – Investment Accounting, Global Trading and Trade Operations, Janus Capital Corporation, and Chief Financial Officer and Treasurer, Janus Funds, 1991-2002.	8	Formerly Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2009-2012

James R. Ramsey Louisville, KY (1948)	Trustee of Aquila Municipal Trust since 2013	Retired; President, University of Louisville, 2002-2016; Professor of Economics, University of Louisville, 1999-2016; Kentucky Governor’s Senior Policy Advisor and State Budget Director, 1999-2002; Vice Chancellor for Finance and Administration, the University of North Carolina at Chapel Hill, 1998 to 1999; previously Vice President for Finance and Administration at Western Kentucky University, State Budget Director for the Commonwealth of Kentucky, Chief State Economist and Executive Director for the Office of Financial Management and Economic Analysis for the Commonwealth of Kentucky, Adjunct Professor at the University of Kentucky, Associate Professor at Loyola University-New Orleans and Assistant Professor at Middle Tennessee State University.	5	Community Bank and Trust, Pikeville, KY and Texas Roadhouse Inc.

Laureen L. White North Kingstown, RI (1959)	Trustee of Aquila Municipal Trust since 2013	President, Greater Providence Chamber of Commerce, since 2005, Executive Vice President 2004-2005 and Senior Vice President, 1989-2002; Executive Counselor to the Governor of Rhode Island for Policy and Communications, 2003-2004.	5	None

46 | Aquila Tax-Free Fund For Utah

(1) The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.

(2) The mailing address of each Trustee is c/o Aquila Municipal Trust, 120 West 45th Street, Suite 3600, New York, NY 10036.

(3) Each Trustee holds office until his or her successor is elected or his or her earlier retirement or removal.

(4) Includes certain Aquila-sponsored funds that are dormant and have no public shareholders.

(5) Ms. Herrmann is an “interested person” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as an officer of the Trust, as a director, officer and shareholder of the Manager’s corporate parent, as an officer and Manager of the Manager, and as a Manager of the Distributor.

(6) The “Aquila Group of Funds” includes: Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado, Hawaiian Tax-Free Trust, Aquila Churchill Tax-Free Fund of Kentucky, Aquila Tax-Free Trust of Oregon, Aquila Narragansett Tax-Free Income Fund (Rhode Island) and Aquila Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund and are called the “Aquila Municipal Bond Funds”; Aquila Three Peaks Opportunity Growth Fund, which is an equity fund; and Aquila Three Peaks High Income Fund, which is a high-income corporate bond fund.

47 | Aquila Tax-Free Fund For Utah

Positions
Held with
Trust and
Name	Length of
and Year of Birth(1)	Service(2)	Principal Occupation(s) During Past 5 Years

Officers(3)

Charles E. Childs, III New York, NY (1957)	Executive Vice President of Aquila Municipal Trust since 2003 and Secretary since 2011	Executive Vice President of all funds in the Aquila Group of Funds and the Manager and the Manager’s parent since 2003; Chief Operating Officer of the Manager and the Manager’s parent since 2008; Secretary of all funds in the Aquila Group of Funds since 2011; formerly Senior Vice President, corporate development, Vice President, Assistant Vice President and Associate of the Manager’s parent since 1987; Executive Vice President, Senior Vice President, Vice President or Assistant Vice President of the Aquila money-market funds, 1988-2012; Manager of the Distributor since 2012.

Marie E. Aro New York, NY (1955)	Senior Vice President of Aquila Municipal Trust since 2010	Co-President, Aquila Distributors LLC since 2010, Vice President, 1993-1997; Senior Vice President, Aquila Municipal Trust (since 2013), Aquila Funds Trust (since 2013), Aquila Tax-Free Trust of Arizona (since 2010 and Vice President, 2004-2010), Aquila Three Peaks High Income Fund (since 2006), Hawaiian Tax-Free Trust and Aquila Tax-Free Trust of Oregon (since 2010), Aquila Three Peaks Opportunity Growth Fund (2004-2013) and Aquila Churchill Tax-Free Fund of Kentucky, Aquila Narragansett Tax-Free Income Fund, Aquila Tax-Free Fund For Utah, and Aquila Tax-Free Fund of Colorado (2010-2013); Vice President, INVESCO Funds Group, 1998-2003.

Stephen J. Caridi New York, NY (1961)	Senior Vice President of Aquila Municipal Trust since 2013	Vice President, Hawaiian Tax-Free Trust since 1998; Senior Vice President, Aquila Municipal Trust since 2013; Vice President, Aquila Funds Trust since 2013; Senior Vice President, Aquila Narragansett Tax-Free Income Fund 1998-2013, Vice President 1996-1997; Senior Vice President, Aquila Tax-Free Fund of Colorado 2004-2009; Vice President, Aquila Three Peaks Opportunity Growth Fund 2006-2013.

Paul G. O’Brien New York, NY (1959)	Senior Vice President of Aquila Municipal Trust since 2010	Co-President, Aquila Distributors LLC since 2010, Managing Director, 2009-2010; Senior Vice President of various funds in the Aquila Group of Funds since 2010 and all funds since 2013; held various positions to Senior Vice President and Chief Administrative Officer of Evergreen Investments Services, Inc., 1997-2008; Mergers and Acquisitions Coordinator for Wachovia Corporation, 1994-1997.

Craig T. DiRuzzo Denver, CO (1976)	Vice President of Aquila Municipal Trust since 2013	Vice President, Aquila Municipal Trust, and Regional Sales Manager of the Distributor, since 2013; Regional Vice President, B I C Group, LLC, Denver, CO, 2012; Vice President, Wellesley Investment Advisors, Denver, CO, 2011-2012; Mutual Funds Sales Director, UBS Global Asset Management, Denver, CO, 2004-2010, Internal Investment Consultant, 2002-2004

48 | Aquila Tax-Free Fund For Utah

Positions
Held with
Trust and
Name	Length of
and Year of Birth(1)	Service(2)	Principal Occupation(s) During Past 5 Years

Officers (cont’d)(3)

Royden P. Durham Louisville, KY (1951)	Vice President of Aquila Municipal Trust since 2013; Portfolio Manager of Aquila Churchill Tax-Free Fund of Kentucky (since 2011), Aquila Tax-Free Trust of Arizona (since 2017) and Aquila Tax-Free Fund For Utah (since 2017)	Vice President and Lead Portfolio Manager of Aquila Churchill Tax-Free Fund of Kentucky since 2011; Vice President and Portfolio Manager of Aquila Tax-Free Trust of Arizona (since 2017) and Aquila Tax-Free Fund For Utah (since 2017); President, advEnergy solutions LLC, 2007-2011; Vice President and Trust Advisor, JP Morgan Chase, 2005-2006; Vice President and Trust Officer, Regions Morgan Keegan Trust, 2003-2005; Vice President Fixed Income and Equity Portfolios, The Sachs Company / Louisville Trust Company, 1986-2003.

Brandon M. Moody Crestwood, KY (1984)	Vice President of Aquila Municipal Trust since 2014	Vice President, Aquila Churchill Tax-Free Fund of Kentucky since 2014; Territory Manager, Jefferson National, 2010 - 2014; Licensed Financial Sales Consultant, PNC Investments, 2009-2010.

Nirmal Rijhwani Scottsdale, AZ (1978)	Vice President of Aquila Municipal Trust since 2016	Vice President, Aquila Tax-Free Trust of Arizona since December 2016; Regional Sales Manager and previously Regional Sales Development Manager, Aquila Distributors LLC since 2014; Regional Director - External Wholesaler, James Alpha Management, LLC,2012-2013; Regional Vice President – External Wholesaler, BIC Group, LLC. 2011-2012.

Anthony A. Tanner Phoenix, AZ (1960)	Vice President of Aquila Municipal Trust since 2018 and Portfolio Manager of Aquila Tax-Free Trust of Arizona, Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Fund For Utah since 2018	Vice President and Lead Portfolio Manager of Aquila Tax-Free Trust of Arizona since 2018; Vice President and Portfolio Manager of Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Fund For Utah since 2018; Senior Portfolio Manager at BNY Mellon Wealth Management from 2016 to 2018; a Senior Client Advisor at BMO Private Bank from 2014 to 2015; and Senior Fixed Income Manager at Wells Fargo Private Bank from 2010 to 2014.

49 | Aquila Tax-Free Fund For Utah

Positions
Held with
Trust and
Name	Length of
and Year of Birth(1)	Service(2)	Principal Occupation(s) During Past 5 Years

Officers (cont’d)(3)

James T. Thompson Bountiful, Utah (1955)	Vice President of Aquila Municipal Trust since 2009; Portfolio Manager of Aquila Tax-Free Fund For Utah (since 2009), Aquila Tax-Free Trust of Arizona (since 2017) and Aquila Churchill Tax-Free Fund of Kentucky (since 2017)	Vice President and Lead Portfolio Manager of Aquila Tax-Free Fund For Utah since 2009; Vice President and Portfolio Manager of Aquila Tax-Free Trust of Arizona and Aquila Churchill Tax-Free Fund of Kentucky since 2009; Senior Vice President, First Security Bank/Wells Fargo Brokerage Services LLC, Salt Lake City, Utah 1991-2009.

M. Kayleen Willis Salt Lake City, UT (1963)	Vice President of Aquila Municipal Trust since 2013	Vice President, Aquila Tax-Free Fund For Utah since 2003, Assistant Vice President, 2002-2003; Vice President, Aquila Three Peaks Opportunity Growth Fund, 2004-2013 and Aquila Funds Trust since 2013.

Amy L. Rydalch Oakley, UT (1970)	Assistant Vice President of Aquila Municipal Trust since 2013	Assistant Vice President, Aquila Tax-Free Fund For Utah since 2010, independent credit analyst, 2001-2009, for Aquila Tax-Free Fund For Utah.

Randall S. Fillmore New York, NY (1960)	Chief Compliance Officer of Aquila Municipal Trust since 2012	Chief Compliance Officer of all funds in the Aquila Group of Funds, the Manager and the Distributor since 2012; Managing Director, Fillmore & Associates, 2009-2012; Fund and Adviser Chief Compliance Officer (2002-2009), Senior Vice President - Broker Dealer Compliance (2004-2009), Schwab Funds Anti Money Laundering Officer and Identity Theft Prevention Officer (2004-2009), Vice President - Internal Audit (2000-2002), Charles Schwab Corporation; National Director, Information Systems Risk Management - Consulting Services (1999-2000), National Director, Investment Management Audit and Business Advisory Services (1992-1999), Senior Manager, Manager, Senior and Staff Roles (1983-1992), PricewaterhouseCoopers LLP.

50 | Aquila Tax-Free Fund For Utah

Positions
Held with
Trust and
Name	Length of
and Year of Birth(1)	Service(2)	Principal Occupation(s) During Past 5 Years

Officers (cont’d)(3)

Joseph P. DiMaggio New York, NY (1956)	Chief Financial Officer of Aquila Municipal Trust since 2003 and Treasurer since 2000	Chief Financial Officer of all funds in the Aquila Group of Funds since 2003 and Treasurer since 2000.

Yolonda S. Reynolds New York, NY (1960)	Assistant Treasurer of Aquila Municipal Trust since 2010	Assistant Treasurer of all funds in the Aquila Group of Funds since 2010; Director of Fund Accounting for the Aquila Group of Funds since 2007.

Lori A. Vindigni New York, NY (1966)	Assistant Treasurer of Aquila Municipal since 2000	Assistant Treasurer of all funds in the Aquila Group of Funds since 2000; Assistant Vice President of the Manager or its predecessor and current parent since 1998; Fund Accountant for the Aquila Group of Funds, 1995-1998.

_________________

(1) The mailing address of each officer is c/o Aquila Municipal Trust, 120 West 45th Street, Suite 3600, New York, NY 10036.

(2) The term of office of each officer is one year.

(3) The Trust’s Statement of Additional Information includes additional information about the officers and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.

51 | Aquila Tax-Free Fund For Utah

Your Fund’s Expenses (unaudited)

     As a Fund shareholder, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges (“CDSC”) with respect to Class C shares; and (2) ongoing costs including management fees; distribution “12b-1” and/or service fees; and other Fund expenses. The table below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The table below assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

     The table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses that you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During the Period”.

Hypothetical Example for Comparison with Other Funds

     Under the heading, “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

     Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual			Hypothetical
	(actual return after expenses)			(5% annual return before expenses)
			Expenses(2)		Expenses(2)
	Beginning	Ending(1)	Paid During	Ending	Paid During	Net
	Account	Account	Period	Account	Period	Annualized
Share	Value	Value	10/1/17 –	Value	10/1/17 –	Expense
Class	10/1/17	3/31/18	3/31/18	3/31/18	3/31/18	Ratio
A	$1,000	$994.40	$4.18	$1,020.74	$4.23	0.84%
C	$1,000	$990.40	$8.14	$1,016.75	$8.25	1.64%
Y	$1,000	$996.40	$3.19	$1,021.74	$3.23	0.64%

(1)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A or the applicable CDSC with respect to Class C shares. Total return is not annualized and as such, it may not be representative of the total return for the year.

(2)	Expenses are equal to the annualized expense ratio for the six-month period as indicated above - in the far right column - multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

52 | Aquila Tax-Free Fund For Utah

Information Available (unaudited)

     Much of the information that the funds in the Aquila Group of Funds produce is automatically sent to you and all other shareholders. Specifically, you are routinely sent your Fund’s entire list of portfolio securities twice a year in the semi-annual and annual reports you receive. Additionally, under Fund policies, the Manager publicly discloses the complete schedule of the Fund’s portfolio holdings, as of each calendar quarter, generally by the 15th day after the end of each calendar quarter. Such information remains accessible until the next schedule is made publicly available. You may obtain a copy of the Fund’s portfolio holdings schedule for the most recently completed period by visiting the Fund’s website at www.aquilafunds.com. Whenever you wish to see a listing of your Fund’s portfolio other than in your shareholder reports, please check our website at www.aquilafunds.com or call us at 1-800-437-1000.

     The Fund additionally files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available free of charge on the SEC website at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. or by calling 1-800-SEC-0330.

Proxy Voting Record (unaudited)

     During the 12 month period ended June 30, 2017, there were no proxies related to any portfolio instruments held by the Fund. As such, the Fund did not vote any proxies. Applicable regulations require us to inform you that the Fund’s proxy voting information is available on the SEC website at www.sec.gov.

Federal Tax Status of Distributions (unaudited)

     This information is presented in order to comply with a requirement of the Internal Revenue Code. No action on the part of shareholders is required.

     For the fiscal year ended March 31, 2018, $10,248,470 of dividends paid by Aquila Tax-Free Fund For Utah, constituting 99.2% of total dividends paid, were exempt-interest dividends; and the balance was ordinary income.

     Prior to February 15, 2019, shareholders will be mailed the appropriate tax form(s) which will contain information on the status of distributions paid for the 2018 calendar year.

53 | Aquila Tax-Free Fund For Utah

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Founders

     Lacy B. Herrmann (1929-2012)

Aquila Management Corporation, Sponsor

Manager

AQUILA INVESTMENT MANAGEMENT LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Board of Trustees

Thomas A. Christopher, Chair

Diana P. Herrmann, Vice Chair

Ernest Calderón

Gary C. Cornia

Grady Gammage, Jr.

Glenn P. O’Flaherty

James R. Ramsey

Laureen L. White

Officers

     Diana P. Herrmann, President

Charles E. Childs, III, Executive Vice President

and Secretary

Marie E. Aro, Senior Vice President

Paul G. O’Brien, Senior Vice President

James T. Thompson, Vice President

and Lead Portfolio Manager

Royden P. Durham, Vice President

and Portfolio Manager

Anthony A. Tanner, Vice President

and Portfolio Manager

M. Kayleen Willis, Vice President

Randall S. Fillmore, Chief Compliance Officer

Joseph P. DiMaggio, Chief Financial Officer

and Treasurer

Distributor

AQUILA DISTRIBUTORS LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Transfer and Shareholder Servicing Agent

BNY MELLON INVESTMENT SERVICING (US) INC.

4400 Computer Drive

Westborough, Massachusetts 01581

Custodian

THE BANK OF NEW YORK MELLON

225 Liberty Street

New York, New York 10286

Independent Registered Public Accounting Firm

     TAIT, WELLER & BAKER LLP

1818 Market Street, Suite 2400

Philadelphia, Pennsylvania 19103

Further information is contained in the Prospectus,

which must precede or accompany this report.

Annual Report March 31, 2018

Please Save the Dates for Your 2018 Shareholder Meetings.

Tuesday, October 30, 2018, Outreach Meeting

Westin La Paloma Resort & Spa, Tucson, AZ

Wednesday, October 31, 2018, Annual Shareholder Meeting

JW Marriott Camelback Inn, Scottsdale, AZ

Details will be available on our website as the date approaches:

www.aquilafunds.com

or through your financial professional.

ii | Aquila Tax-Free Trust of Arizona

Aquila Tax-Free Trust of Arizona “Consistency and Continuity” Serving Arizona investors since 1986

May, 2018

Dear Fellow Shareholder:

     For over three decades, we have sought to give you as comprehensive a picture of Aquila Tax-Free Trust of Arizona as possible by highlighting, in each Annual Report letter, topics we believe you will find of interest.

     Yes – “over three decades!” That’s a considerable amount of time. Yet, in some ways, it seems like just yesterday.

     We believe part of the reason why it doesn’t feel nearly that long to us is because of our commitment to consistency and continuity.

     If we look back over the Aquila Group of Funds’ and the Fund’s existence, many things “feel” the same. In fact, while we have made certain changes, out of necessity or desire, over the years, we take great pride in the unbroken and consistent existence of our core values and beliefs implemented by dedicated and talented individuals.

     First and foremost, we never forget that it is your money and your Fund, investing in your state. We view every interaction with you, our shareholders, and your financial professionals as an opportunity to strengthen that relationship.

     We also value the fact that you and your fellow shareholders have invested in Aquila Tax-Free Trust of Arizona not only for tax-free income, but also for preservation of capital.

     These two key values are the basis of our four guiding principles:

•	manage conservatively

•	focus on what we know best

•	put customers first; and

•	know what’s important

     As investment managers for nearly 35 years, we have always believed that investing successfully depends on knowing what you own and why you own it. We believe this is particularly important in today’s markets.

     Moreover, we have never lost sight of the strategy that we formulated with our first municipal bond fund back in 1985. That strategy, which was specifically designed with a goal to meet your Fund’s investment objective of double tax-free income and stability of capital on as consistent a basis as possible, includes sticking with high quality investments, keeping an intermediate maturity for the Fund’s portfolio of investments, diversifying our investments, and utilizing the expertise of local talent.

     In line with our guiding principles, we have always believed that local makes a real difference - local trustees, local portfolio management, local representatives and local shareholder meetings. We don’t have to read about issues affecting the state, because we have our local eyes and ears.

NOT A PART OF THE ANNUAL REPORT

     Our portfolio management teams are attuned to the nuances of the local municipal markets, the economy and policy decisions. They are well-positioned to “kick the tires” - periodically visiting individual projects as deemed desirable, monitoring economic developments, staying familiar with, and reaching out to, local officials responsible for managing budgets, and observing the mood of the electorate as various projects are put to a vote.

     We have also continually placed an emphasis on the quality of investments and the quality of the individuals who oversee those investments. When selecting securities we have always focused on the source and reliability of revenue and income streams, the management teams and the financial decisions they make, and the discipline those teams apply to executing their strategic and budget plans.

     Our investment strategy of consistently focusing upon municipal bond funds with intermediate maturities has always been with a goal to limit volatility with any change in interest rates.

     Our philosophy concerning diversification has been consistent as well. It’s quite simple – “don’t put all of your eggs in one basket.” To the maximum extent possible, Aquila Tax-Free Trust of Arizona continually strives to invest in as many types of projects as possible throughout the state. This is done not only to limit exposure in any particular situation, but also to enhance the quality of life throughout Arizona by financing worthy municipal projects. We are very proud that your Fund has consistently served thousands of residents and local projects very well over the years through its support of Arizona’s vital infrastructure.

     In addition to our timeless and consistent focus, our continuity continues through the high caliber and longevity of our team. For example, I’ve been with the Aquila Group of Funds for over 30 years now. Your Fund has been fortunate to draw upon the experience of many other long-tenured team members as well over the years.

     So, while the pieces of the puzzle may have changed shape over the years, when put together, the picture it forms is still the same - year in and year out.

     Thank you for your continued confidence and loyalty in Aquila Tax-Free Trust of Arizona.

Sincerely,

Diana P. Herrmann, Vice Chair and President

Any information in this Shareholder Letter regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

NOT A PART OF THE ANNUAL REPORT

Aquila Tax-Free Trust of Arizona ANNUAL REPORT Management Discussion Serving Arizona investors since 1986

     Looking back, the twelve months ending March 31, 2018, met our expectations for the most part. Interest rates continued to trend higher. The bell-weather ten-year Treasury yield stood at 2.40% on March 31, 2017 and rose to 2.74% as of March 31, 2018. Likewise the Federal Reserve Board (the “Fed”) increased the Federal Funds rate three times; a quarter percent in June and December, 2017, and another quarter percent in March, 2018. All of these happenings were close to our year ago expectations. We projected that the ten-year Treasury yield would increase to 2.75%, which was very near the 2.74% level at the end of March, 2018, but below the 2.95% peak yield reached in February, 2018. Also we thought the Fed would raise rates by fifty basis points rather than seventy-five, although the additional increase was not a surprise.

     As is typical, municipal yields mimicked the direction of the Treasury market. Ten-year AAA municipal yields traded at 2.23% on March 31, 2017 and increased to 2.41% as of March 31, 2018. The eighteen basis point jump versus the thirty four basis point increase of the ten-year Treasury illustrates the stability of municipal yields for the year.

     Moreover, the yield curve flattened as we anticipated. Two-year AAA municipal yields started the fiscal year at 1.03% and increased to 1.65% as the Fed increased short-term rates. As mentioned the ten-year increased by eighteen basis points but long thirty-year yields actually declined nine basis points from 3.03% to 2.94%. Thus, the curve from two to thirty years flattened from 200 basis points to 129 basis points as short-term rates increased, with long-term rates basically holding steady.

     The twelve months were not, however, without surprises. Primarily, the ability to pass a tax bill in fairly short order, with certain provisions pertaining to the municipal market, brought a touch of volatility we had not anticipated. The bill eliminated “advanced refundings” from the municipal market resulting in a rush of issuance. December, 2017, with national issuance of approximately $60 billion, was a record-setting month. The large issuance carried over into January and resulted in higher yields and weak performance for the municipal market, which is very atypical of most Januarys.

Fund Performance

     The net asset value of Aquila Tax-Free Trust of Arizona (the “Fund”) Class A shares on March 31, 2017 was $10.58. As of the fiscal year-end of March 31, 2018, the share price had dropped to $10.47, a decline of 1.04%. The Fund paid a capital gain of $0.023, at the end of December, so share return for the twelve months was negative $0.087 or minus 0.82% for the year. Income for the twelve months equaled $0.294 per share; a slight decline from the previous year of $0.312 per share. Thus income return equaled 2.78% for a positive total twelve month return of 1.93% based on NAV.

     The Fund’s return outperformed the Bloomberg Barclay’s Quality Intermediate Municipal Bond Index (the “Index”) which returned a positive 1.11% for the twelve months. Both the Fund and the Index have similar duration or volatility characteristics.

1 | Aquila Tax-Free Trust of Arizona

MANAGEMENT DISCUSSION (continued)

The Index had a modified duration of 4.44 years versus the Fund’s duration of 4.45 years as of March 31, 2018. Likewise, both the Index and the Fund have average credit ratings of AA. The Index and the Fund differ in their maturity structure. The Index had an average maturity of 6.55 years as of March 31, 2018, whereas the Fund’s average maturity was 11.55 years. We believe the Fund’s outperformance versus the Index was due to the historical emphasis on maturities in the intermediate range of ten to fifteen years. As of March 31, 2018, the Fund had a concentration of holdings in the eleven to twenty year maturity range of just over 55% of the portfolio. Breaking down municipal bond performance for the twelve months, as measured by the Index, shorter maturities of one to seven years produced average positive return of approximately 0.73%. Longer maturities of twenty-two plus years had a positive return of almost 4.68%. Where the Fund concentrates its holdings, in the ten to twenty year range, the average return was 3.44% for the twelve months ending March 31, 2018. Obviously longer maturity holdings helped performance over the twelve months ending March 31, 2018.

Municipal Market

     Municipal issuance continued to be strong over the past year. On a calendar year basis, national issuance equaled $436 billion; just below the record $452 billion in 2016. As mentioned, the tax bill helped make a strong issuance year even stronger with a year-end surge. In Arizona, issuance equaled $6.6 billion; a 13% decline from the prior year. Both national and Arizona issuance exceeded our projections. Thus for 2018, we will once again forecast an issuance decline for both national and Arizona municipalities. We mentioned the elimination of “advanced refundings” in the municipal market. In recent years this type of financing had represented from 20% to 30% of issuance, so we expect that its elimination should reduce national issuance by over $100 billion.

     A measure of value for municipals, the Municipal/Treasury ratio (the yield on AAA-rated municipal bonds relative to the yield on a U.S. Treasury bond of similar maturity) was less favorable during the past twelve months. As of March 31, 2018, the ratios stood at 80%, 88%, and 99% for the 5, 10, and 30-year comparisons respectively. While these are lower ratios of municipal yields to Treasury yields, this prior cheapness in munis was primarily a function of US Treasury yields being at historical lows (i.e. high prices). We believe the current valuations for municipals still represent the very favorable relative attractiveness of municipals, particularly on an after-tax basis (and now, providing higher market yields than at the beginning of the fiscal year).

     During the coming year, we plan to monitor the impact of the tax bill on the municipal market. In general, we view the changes as very positive for corporations with a small impact for individuals. Although the top marginal tax rate declined, with the broadening of the income tax brackets, we suspect individual investors will find the tax exemption offered by municipal income to remain very attractive. Corporations, throughout the year, will be adjusting to much lower tax bills. Property and casualty insurance companies and banks have traditionally been strong holders of municipal debt. It will be interesting to see how such corporations view the attractiveness of municipals going forward. This could result in greater activity and potential investment opportunities in the secondary market for municipal bonds.

     Another topic that will circle the municipal market in coming months is how the United States will address its infrastructure needs. States and local municipalities have typically been the entities responsible for maintaining roads, bridges, and water and sewer systems. However, the aging of most of the country’s facilities is going to require, we believe, new financing methods and corroboration between the federal government, state and local governments and probably, private entities.

2 | Aquila Tax-Free Trust of Arizona

MANAGEMENT DISCUSSION (continued)

U.S. Economy

     Economic growth as measured by Gross Domestic Product (“GDP”) is currently forecast by the Blue Chip Economic Forecast to be a positive 2.8% for 2018, continuing the now nine-year economic expansion, but at modest levels and below historical growth trends. Interestingly, the consensus forecast for 2019 is 2.5%; a modest slowing from today’s pace. The forecast would seem to contradict the fiscal stimulus now in the pipeline, provided by the tax reform package passed in December, 2017, and federal government spending increases approved in January, 2018.

     In contrast to the fiscal stimulus packages, is a Fed charting a course of steady interest rate hikes to “normalize” monetary policy following a decade of historically low rates and monetary easing. Employment in the U.S. continues to be at, or certainly close to, full employment with the unemployment rate approaching 4%. Surprisingly, inflation remains subdued and stubbornly below 2% by most measures.

     Add to the mix a great deal of geo-political uncertainty, trade tariffs and an election year, and 2018 shapes up to have a lot of questions needing answers. Basically we see tax reform providing stimulus to a growing economy. Likewise we see no surprise on monetary policy as the Fed has telegraphed their intentions of three or four Fed Fund increases during the next twelve months. Thus we see slow economic growth continuing, with the biggest question being the rate of inflation. Our expectation is for the inflation numbers to inch slightly higher, but wage gains, tariff implications or a jump in consumer spending could alter our thinking.

Arizona Economy

     Driven by population growth and a stable national economy, Arizona’s economy continues to improve, but modestly. Population growth is once again on the upswing with the State’s population expected to grow by about 120,000 in 2018, slightly better than the 113,000 and 111,000 of 2016 and 2017 respectfully. The projected growth places Arizona among the top ten growing states, yet falls well short of Arizona’s robust growth prior to the 2008 recession.

     An important component of the Arizona economy is real estate and construction. Housing starts continue to rebound from the bottom year of 2011, when just 10,306 single family permits were issued. The forecast figure for 2018 is over three times greater at 32,580. Likewise, home prices in Arizona, as tracked by the Federal Housing Finance Agency, show values 79% higher than the low in 2011.

     The State’s unemployment rate averaged 4.9% in 2017, continuing the improving trend of recent years. However, the unemployment rate has consistently lagged the national average. Likewise, year over year job growth figures slowed in the second-half of 2017, suggesting a possible economic slowdown in 2018.

     The State outlook is very dependent on U.S. economic growth. Continued national growth translates into continued growth for Arizona. The proposed $10.1 billion State budget for fiscal year 2019 represents a 3.1% increases over 2018 and is indicative of the State’s improving revenue, but at a very modest pace. Education funding is a growing concern at both the university and K-12 grade levels and should be a major priority in coming years.

3 | Aquila Tax-Free Trust of Arizona

Outlook and Strategy

     The last fiscal year finally saw the Federal Reserve Board take action on its longstanding intent to remove the very accommodate monetary policy that was put into effect following the credit crisis. The result was a series of increases in the Federal Funds rate, and the market responded by sending short and intermediate term bond yields higher. The resulting flatter yield curve has also left intermediate municipal bonds offering real, inflation-adjusted after-tax yields that offer good value.

     With these yields now approaching 3%, municipal investors who have been on the sidelines should now obtain yields that adequately preserve purchasing power. For investors in single-state funds like Aquila Tax-Free Trust of Arizona, the levels of double tax-free income are, in our view, particularly attractive. The recent bouts of substantial volatility in the equity markets over the past two months also help illuminate why we believe it is important to include municipal bonds as part of a genuinely diverse asset allocation approach.

     We expect this volatility in the equity markets to persist this year, while at the same time the Federal Reserve continues its course of measured and modest upward adjustments in short-term yields. With the tail winds of meaningful tax reform also supporting the economy, it is likely that longer term bond yields will also begin to increase modestly in response to any uptick in economic growth and wage and labor market gains.

     Overall, we expect to see only incremental changes in the Fund’s existing credit quality and maturity profile. The emphasis will remain on the intermediate maturity range and investment grade issuers with a demonstrated track record of stability. A slightly higher yield environment later in the year may enable the Fund to capitalize on turnover from impending maturities in the next 3-6 months. This should present the potential to put money back to work in those portions of the yield curve which offer the best value and risk adjusted yields. We will also look to reduce existing holdings that offer less value in the current environment, such as the longest-dated maturity bonds that would be most impacted by a steepening in the yield curve.

     We believe these actions provide a reasonable approach to pursuing our goal of providing an attractive level of double tax-free income, while mitigating interest rate risk by avoiding those maturity ranges where yields do not adequately reflect the prospect of rising rates.

Mutual fund investing involves risk and loss of principal is possible.

The market prices of the Fund’s securities may rise or decline in value due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment may go down. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

The value of your investment may go down when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term securities. Interest rates in the U.S. have begun to rise after having been at historical lows for some time, so the Fund faces a heightened risk that interest rates may continue to rise. A general rise in interest rates may cause investors to move out of fixed income securities and could also result in increased redemptions from the Fund.

4 | Aquila Tax-Free Trust of Arizona

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of underlying securities and their inability to meet their debt obligations.

The value of municipal securities can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory developments, legislative actions, and by uncertainties and public perceptions concerning these and other factors. The Fund may be affected significantly by adverse economic, political or other events affecting state and other municipal issuers in which it invests, and may be more volatile than a more geographically diverse fund.

A portion of income may be subject to local, state, Federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

These risks may result in share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

Any information in this Annual Report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

5 | Aquila Tax-Free Trust of Arizona

PERFORMANCE REPORT

     The following graph illustrates the value of $10,000 invested in the Class Y shares of Aquila Tax-Free Trust of Arizona (the “Fund”) for the 10-year period ended March 31, 2018 as compared with the Bloomberg Barclays Quality Intermediate Municipal Bond Index (the “Bloomberg Barclays Quality Index”) and the Consumer Price Index (a cost of living index). The performance of each of the other classes is not shown in the graph but is included in the table below. It should be noted that the Bloomberg Barclays Quality Index does not include any operating expenses nor sales charges, and being nationally oriented, does not reflect state-specific bond market performance.

	Average Annual Total Return
	for periods ended March 31, 2018
				Since
Class and Inception Date	1 Year	5 Years	10 Years	Inception
Class A since 3/13/86
With Maximum Sales Charge	(2.14)%	1.56%	3.47%	5.21%
Without Sales Charge	1.93	2.39	3.90	5.35

Class C since 4/01/96
With CDSC**	0.07	1.53	3.03	3.45
Without CDSC	1.06	1.53	3.03	3.45

Class Y since 4/01/96
No Sales Charge	2.08	2.55	4.05	4.58

Bloomberg Barclays Quality Index	1.11	1.91	3.57	5.15 *	(Class A)
				4.37	(Class C & Y)

Total return figures shown for the Fund reflect any change in price and assume all distributions within the period including capital gains, were invested in additional shares. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. The rates of return will vary and the principal value of an investment will fluctuate with market conditions. Shares, if redeemed, may be worth more or less than their original cost. A portion of each class’s income may be subject to Federal and state income taxes and/ or the Federal Alternative Minimum Tax (“AMT”). Past performance is not predictive of future investment results.

  * From commencement of the Bloomberg Barclays Quality Index on 1/1/87.

** CDSC = 1% contingent deferred sales charge imposed on redemptions made within the first 12 months after purchase.

6 | Aquila Tax-Free Trust of Arizona

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Aquila Municipal Trust and the

Shareholders of Aquila Tax-Free Trust of Arizona:

Opinion on the Financial Statements

     We have audited the accompanying statement of assets and liabilities of Aquila Tax-Free Trust of Arizona (the “Fund”), including the schedule of investments, as of March 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

     These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor for the Trust since 2005.

     We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

     Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2018 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

May 29, 2018

7 | Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	General Obligation Bonds (20.6%)	(unaudited)	Value

	City (7.4%)
	Buckeye Jackrabbit Trail Sanitary
	Sewer Improvement District
$1,123,000	6.250%, 01/01/29	NR/A-/NR	$1,203,373
	Casa Grande, Arizona
800,000	4.000%, 08/01/34	NR/AA-/AAA	845,832
	Chandler, Arizona
1,500,000	4.000%, 07/01/25	Aaa/AAA/AAA	1,651,170
1,000,000	5.000%, 07/01/26	Aaa/AAA/AAA	1,161,870
	Flagstaff, Arizona
200,000	4.000%, 07/01/35	Aa2/AA/NR	210,026
	Flagstaff Improvement District
	(Aspen Place Sawmill)
360,000	5.000%, 01/01/32	Aa3/NR/NR	360,904
	Gilbert, Arizona
1,000,000	5.000%, 07/01/32 Aaa/AA+/AAA		1,194,240
	Gilbert Improvement District No. 19
25,000	5.200%, 01/01/23	Aa1/A+/NR	25,068
	Gilbert Improvement District No. 20
605,000	5.100%, 01/01/29	Aa1/A+/NR	627,536
	Glendale, Arizona
200,000	5.000%, 07/01/33	NR/A+/AAA	234,660
	Goodyear, Arizona
1,000,000	5.000%, 07/01/29	Aa2/AA/NR	1,039,050
400,000	4.000%, 07/01/33	Aa2/AA/NR	429,728
	Goodyear McDowell Road Commercial
	Corridor Improvement District
2,000,000	5.250%, 01/01/32 AMBAC Insured	Aa3/A/NR	2,017,220
	Scottsdale, Arizona
200,000	4.000%, 07/01/28	Aaa/AAA/AAA	221,438
500,000	4.000%, 07/01/34	Aaa/AAA/AAA	535,495
	Tempe, Arizona
2,245,000	4.000%, 07/01/22	Aa1/AAA/AAA	2,358,193
1,000,000	4.000%, 07/01/24	Aa1/AAA/AAA	1,105,070
750,000	5.000%, 07/01/36	Aa1/AAA/AAA	874,897
670,000	5.000%, 07/01/37	Aa1/AAA/AAA	779,806
	Tempe Improvement District
	(Pier Town Lake)
2,000,000	5.000%, 01/01/29	Aa3/NR/NR	2,004,960

8 | Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2018

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	General Obligation Bonds (continued)	(unaudited)	Value

	City (continued)
	Tubac Fire District
$760,000	5.500%, 07/01/28 AGC Insured	A1/AA/NR	$793,182
	Tucson, Arizona
450,000	4.000%, 07/01/26	Aa3/AA-/AA+	487,346
	Total City		20,161,064

	County (0.4%)
	Yuma Co. Free Library District
1,000,000	4.000%, 07/01/29	Aa3/NR/AAA	1,060,630

	School District (12.8%)
	Buckeye Union High School
	District No. 201
1,000,000	5.000%, 07/01/33 AGMC Insured	NR/AA/NR	1,130,700
500,000	5.000%, 07/01/36 BAMAC Insured	NR/AA/NR	571,075
	Coconino & Yavapai Counties Joint
	Unified School District No. 9 Sedona
500,000	5.000%, 07/01/28	Aa2/NR/NR	594,860
	Gila Co. Unified School District
	No. 10 (Payson)
350,000	5.000%, 07/01/26	Aa3/NR/NR	398,982
1,000,000	5.000%, 07/01/28	Aa3/NR/NR	1,135,620
	Glendale Union High School
	District No. 205
525,000	5.000%, 07/01/27 BAMAC Insured	NR/AA/NR	585,291
980,000	4.000%, 07/01/32 BAMAC Insured	NR/AA/NR	1,038,565
	Maricopa Co. Elementary School
	District No. 1 (Phoenix)
550,000	5.000%, 07/01/25 AGMC Insured	NR/AA/NR	639,386
	Maricopa Co. Elementary School
	District No. 3 (Tempe)
250,000	4.000%, 07/01/25	Aa2/NR/NR	275,920
500,000	5.000%, 07/01/30	Aa2/NR/NR	589,920
	Maricopa Co. Elementary School
	District No. 8 (Osborn)
500,000	5.000%, 07/01/31 AGMC Insured†††	NR/AA/NR	585,270
	Maricopa Co. Elementary School
	District No. 28 (Kyrene Elementary)
1,000,000	4.000%, 07/01/30	Aa1/NR/NR	1,090,300

9 | Aquila Tax-Free Trust of Arizona

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SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2018

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	General Obligation Bonds (continued)	(unaudited)	Value

	School District (continued)
	Maricopa Co. Elementary School
	District No. 28 (Kyrene Elementary)
	(continued)
$350,000	5.000%, 07/01/34	Aa1/AA/NR	$396,476
	Maricopa Co. High School
	District No. 210 (Phoenix)
500,000	4.000%, 07/01/26	Aa2/AA/NR	549,055
	Maricopa Co. High School
	District No. 214 (Tolleson)
350,000	5.000%, 07/01/31	Aa1/AA-/NR	414,512
	Maricopa Co. Unified School
	District No. 11 (Peoria)
1,500,000	4.000%, 07/01/25	A2/AA-/NR	1,599,390
675,000	4.500%, 07/01/33 AGMC Insured	A2/AA/NR	739,537
575,000	5.000%, 07/01/36	NR/AA-/NR	668,225
	Maricopa Co. Unified School
	District No. 24 (Gila Bend)
260,000	5.500%, 07/01/22	NR/NR/NR*	260,229
	Maricopa Co. Unified School
	District No. 48 (Scottsdale)
650,000	4.000%, 07/01/31	Aa1/AA/NR	705,945
	Maricopa Co. Unified School
	District No. 60 (Higley)
1,615,000	5.000%, 07/01/29	A1/A+/NR	1,816,197
	Maricopa Co. Unified School
	District No. 69 (Paradise Valley)
1,000,000	4.500%, 07/01/30	Aa2/NR/AAA	1,085,400
	Maricopa Co. Unified School
	District No. 80 (Chandler)
525,000	4.000%, 07/01/33	Aa1/AA/NR	558,337
	Maricopa Co. Unified School
	District No. 89 (Dysart)
500,000	4.000%, 07/01/28	NR/A+/AAA	530,310
2,185,000	5.500%, 07/01/22 NPFG/FGIC Insured	Baa2/A+/NR	2,472,743
	Maricopa Co. Unified School
	District No. 90 (Saddle Mountain)
1,300,000	5.125%, 07/01/25 AGMC Insured	A2/AA/NR	1,417,117

10 | Aquila Tax-Free Trust of Arizona

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SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2018

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	General Obligation Bonds (continued)	(unauditted)	Value

	School District (continued)
	Maricopa Co. Unified School
	District No. 216 (Agua Fria)
$1,000,000	5.000%, 07/01/29	Aa2/NR/NR	$1,188,810
	Mohave Co. Unified School
	District No. 1 (Lake Havasu)
500,000	5.000%, 07/01/35	Aa3/NR/NR	575,830
	Navajo Co. Unified School
	District No. 2 (Joseph City)
640,000	5.000%, 07/01/18	A3/NR/NR	645,094
	Pima Co. Unified School
	District No. 6 (Marana)
1,250,000	5.000%, 07/01/25	NR/A/NR	1,353,262
950,000	5.250%, 07/01/25 AGMC Insured	NR/AA/NR	1,056,980
1,000,000	4.250%, 07/01/32 MAC Insured	NR/AA/NR	1,076,760
	Pima Co. Unified School
	District No. 10 (Amphitheater)
700,000	5.000%, 07/01/27	Aa2/A+/NR	762,867
	Pima Co. Unified School
	District No. 12 (Sunnyside)
500,000	4.000%, 07/01/25 AGMC Insured	NR/AA/NR	529,180
1,050,000	4.000%, 07/01/28 BAMAC Insured	NR/AA/NR	1,103,172
	Pinal Co. Elementary School
	District No. 4 (Casa Grande)
925,000	4.250%, 07/01/18 AGMC Insured	A1/AA/NR	930,911
	Pinal Co. Unified School
	District No. 21 (Coolidge)
500,000	4.000%, 07/01/28 AGMC Insured	NR/AA/NR	538,535
	Tempe High School District No. 213
650,000	4.000%, 07/01/32	Aa2/AA/NR	677,450
	Western Maricopa Education Center
	District No. 402
1,200,000	4.000%, 07/01/28	NR/AA-/NR	1,263,744
	Yavapai Co. Elementary School
	District No. 6 (Cottonwood-Oak Creek)
720,000	5.000%, 07/01/34 BAMAC Insured	A2/AA/NR	810,612
	Yuma Co. Elementary School
	District No. 1
625,000	4.000%, 07/01/34 AGMC Insured	NR/AA/NR	661,119

11 | Aquila Tax-Free Trust of Arizona

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SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2018

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	General Obligation Bonds (continued)	(unaudited)	Value

	Total School District		$35,023,688
	Total General Obligation Bonds		56,245,382

	Revenue Bonds (63.4%)
	Airport (3.6%)
	Phoenix Civic Improvement Corp.
	Airport Bonds
$1,250,000	5.000%, 07/01/34	A1/A+/NR	1,413,375
1,000,000	5.000%, 07/01/36	A1/A+/NR	1,150,790
1,000,000	5.000%, 07/01/45	A1/A+/NR	1,113,470
1,000,000	5.250%, 07/01/18 AMT	Aa3/AA-/NR	1,008,690
1,000,000	5.250%, 07/01/19 AMT	Aa3/AA-/NR	1,011,630
2,700,000	5.000%, 07/01/32 AMT	Aa3/AA-/NR	2,975,265
1,000,000	5.000%, 07/01/37 AMT	Aa3/AA-/NR	1,137,010
	Total Airport		9,810,230

	Charter Schools (0.7%)
	Arizona Industrial Development
	Authority (Basis Schools)
240,000	5.000%, 07/01/37 State Enhanced	NR/AA-/NR	270,029
	Maricopa Co. Industrial Development
	Authority (Great Hearts
	Arizona Projects)
250,000	5.000%, 07/01/26 State Enhanced	NR/AA-/NR	285,092
315,000	5.000%, 07/01/37 State Enhanced	NR/AA-/NR	357,084
	Phoenix Industrial Development
	Authority (Great Hearts
	Academies Project)
500,000	5.000%, 07/01/41	NR/BBB-/NR	537,105
	Phoenix Industrial Development
	Authority (Villa Montessori Inc. Project)
415,000	5.000%, 07/01/35	NR/BBB-/NR	438,178
	Total Charter Schools		1,887,488

	Excise Tax (11.4%)
	Buckeye Excise Tax
400,000	4.000%, 07/01/36	NR/AA-/AA	417,700
1,000,000	5.000%, 07/01/43	NR/AA-/AA	1,107,340

12 | Aquila Tax-Free Trust of Arizona

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SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2018

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Excise Tax (continued)
	Chandler Excise Tax
$1,000,000	4.000%, 07/01/30	Aa1/AAA/AAA	$1,103,110
	Cottonwood Pledged
	Revenue Obligations
500,000	5.000%, 07/01/30 AGMC Insured	NR/AA/NR	567,095
	El Mirage Pledged Excise Tax
500,000	5.000%, 07/01/30	A1/AA-/NR	530,930
	Flagstaff Pledged Revenue
200,000	4.000%, 07/01/31	NR/AA-/NR	212,550
	Gilbert Pledged Revenue Obligations
450,000	4.000%, 07/01/35	Aa1/AA+/AAA	471,614
	Gilbert Public Facilities Municipal
	Property Corp.
735,000	5.000%, 07/01/27	Aa1/NR/AAA	883,786
	Glendale Senior Excise Tax
1,000,000	5.000%, 07/01/32	A1/AA+/NR	1,147,440
	Goodyear Public Improvement Corp.
1,500,000	5.000%, 07/01/26	Aa3/AA-/NR	1,666,680
	Graham Co. Jail District Revenue
	Pledged Obligation
1,000,000	5.000%, 07/01/35	NR/A-/NR	1,097,210
	Marana Pledged Excise Tax
275,000	4.000%, 07/01/30	NR/AA/NR	283,654
1,400,000	5.000%, 07/01/33	NR/AA/NR	1,534,162
	Page Pledged Revenue Refunding
1,080,000	5.000%, 07/01/25	NR/AA-/NR	1,177,697
	Phoenix Civic Improvement Corp.
	(Civic Plaza)
2,000,000	5.500%, 07/01/27 BHAC/FGIC
	Insured	Aa1/AA+/NR	2,440,700
2,000,000	5.500%, 07/01/30 BHAC/FGIC
	Insured	Aa1/AA+/NR	2,525,540
1,000,000	5.500%, 07/01/23 NPFG/FGIC
	Insured	Aa2/AA/NR	1,146,560
2,300,000	5.500%, 07/01/33 NPFG/FGIC
	Insured	Aa2/AA/NR	2,963,205

13 | Aquila Tax-Free Trust of Arizona

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SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2018

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Excise Tax (continued)
	Phoenix Civic Improvement Corp.
	Transit Excise Tax (Light Rail)
$2,000,000	4.000%, 07/01/20	Aa2/AA/NR	$2,097,680
	Pinal Co. Revenue Obligations
	Refunding
1,500,000	5.000%, 08/01/33	NR/AA-/AA	1,690,095
	Queen Creek Excise Tax & State
	Shared Revenue
250,000	5.000%, 08/01/30	NR/AA/AA	279,927
	Santa Cruz Co. Jail District
1,655,000	5.000%, 07/01/28 AGMC Insured	NR/AA/NR	1,930,607
500,000	5.000%, 07/01/31 AGMC Insured	NR/AA/NR	574,530
	Scottsdale Municipal Property Corp.
1,500,000	5.000%, 07/01/34	Aaa1/AAA/AAA	1,712,850
1,000,000	5.000%, 07/01/36	Aaa1/AAA/AAA	1,175,380
	Tempe Excise Tax
245,000	5.000%, 07/01/30	Aa2/AAA/NR	285,800
	Total Excise Tax		31,023,842

	Higher Education (7.0%)
	Arizona Board of Regents
	(Arizona State University System)
300,000	5.000%, 07/01/28	Aa2/AA/NR	348,972
480,000	5.000%, 07/01/31	Aa2/AA/NR	553,546
285,000	5.000%, 07/01/32	Aa2/AA/NR	315,937
115,000	5.000%, 07/01/32	Aa2/AA/NR	127,483
500,000	5.000%, 07/01/36	Aa2/AA/NR	566,885
	Arizona Board of Regents (Arizona State
	University System) Green Bonds
750,000	5.000%, 07/01/34	Aa2/AA/NR	858,007
1,975,000	5.000%, 07/01/38	Aa2/AA/NR	2,259,973
	Arizona Board of Regents (Northern
	Arizona University System)
575,000	5.000%, 06/01/32	A1/A+/NR	645,414

14 | Aquila Tax-Free Trust of Arizona

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SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2018

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Higher Education (continued)
	Arizona Board of Regents (University
	of Arizona System) Speed Stimulus
	Plan for Economic & Educational
	Developments
$500,000	5.000%, 08/01/27	Aa3/A+/NR	$568,955
1,500,000	5.000%, 08/01/34	Aa3/A+/NR	1,679,925
	Arizona Board of Regents
	(University of Arizona System)
400,000	5.000%, 06/01/29	Aa2/AA-/NR	459,468
460,000	5.000%, 06/01/31	Aa2/AA-/NR	507,081
1,000,000	5.000%, 06/01/32	Aa2/AA-/NR	1,148,820
	Arizona State University Speed Stimulus
	Plan for Economic & Educational
	Development
625,000	5.000%, 08/01/34	Aa3/AA-/NR	705,750
	Cochise Co. Community College District
630,000	5.000%, 07/01/31 BAMAC Insured	A2/AA/NR	712,782
	Glendale Industrial Development
	Authority (Midwestern University)
600,000	5.000%, 05/15/35	NR/A/A+	634,800
	McAllister Academic Village (Arizona
	State University Hassayampa)
500,000	5.000%, 07/01/38	Aa3/AA-/NR	570,970
	Northern Arizona University Speed
	Stimulus Plan for Economic &
	Educational Development
1,445,000	5.000%, 08/01/38	A2/A/NR	1,585,512
	Phoenix Industrial Development
	Authority (Eastern Kentucky
	University Project)
500,000	5.000%, 10/01/36	A2/BBB+/NR	551,610
	Phoenix Industrial Development
	Authority (Rowan University Project)
2,000,000	5.250%, 06/01/34	A3/A/NR	2,196,900
	Yavapai Co. Community College District
1,000,000	4.875%, 07/01/25 AGMC Insured	A1/AA/NR	1,081,980

15 | Aquila Tax-Free Trust of Arizona

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SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2018

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Higher Education (continued)
	Yuma/ La Paz Counties Community
	College District (Arizona Western
	College), Refunding
$1,000,000	4.000%, 07/01/28 2014A	Aa3/A+/NR	$1,064,150
	Total Higher Education		19,144,920

	Hospital (10.8%)
	Arizona Health Facilities Authority
	(Banner Health)
4,000,000	5.000%, 01/01/44	NR/AA-/AA-	4,408,000
	Arizona Health Facilities Authority
	(Dignity Health)
1,500,000	5.000%, 07/01/28	A3/A/A	1,547,670
2,000,000	5.250%, 03/01/39	A3/A/A	2,145,880
	Arizona Health Facilities Authority
	(Phoenix Children’s Hospital)
1,000,000	5.000%, 02/01/27	NR/A-/NR	1,078,160
775,000	5.000%, 02/01/30	NR/A-/NR	830,622
5,035,000	5.000%, 02/01/34	NR/A-/NR	5,381,358
	Arizona Health Facilities Authority
	(Scottsdale Lincoln Hospitals)
3,000,000	5.000%, 12/01/34	A2/NR/A	3,352,020
1,500,000	5.000%, 12/01/42	A2/NR/A	1,663,605
	Maricopa Co. Industrial Development
	Authority (Banner Health)
2,000,000	5.000%, 01/01/38	NR/AA-/AA-	2,261,200
	Scottsdale Industrial Development
	Authority (Scottsdale
	Healthcare System)
1,000,000	5.000%, 09/01/18	A2/NR/A	1,013,520
750,000	5.000%, 09/01/35 AGMC Insured	A2/AA/A	796,852
	Yavapai Co. Industrial Development
	Authority (Northern Arizona
	Healthcare System)
500,000	5.250%, 10/01/25	NR/AA/NR	548,020
500,000	5.250%, 10/01/26	NR/AA/NR	546,615

16 | Aquila Tax-Free Trust of Arizona

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SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2018

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Hospital (continued)
	Yavapai Co. Industrial Development
	Authority (Yavapai Regional Medical
	Center)
$1,000,000	5.250%, 08/01/33	A3/NR/A	$1,104,800
675,000	5.000%, 08/01/34	A3/NR/A	738,376
	Yuma Industrial Development Authority
	(Yuma Regional Medical Center)
1,635,000	5.000%, 08/01/23	NR/A-/NR	1,835,059
200,000	5.000%, 08/01/32	NR/A-/NR	225,592
	Total Hospital		29,477,349

	Lease (3.8%)
	Arizona Board of Regents (Northern
	Arizona University) COP
600,000	5.000%, 09/01/27	A2/A/NR	652,842
500,000	5.000%, 09/01/28	A2/A/NR	543,820
1,000,000	5.000%, 09/01/29	A2/A/NR	1,086,340
	Arizona State Lottery Bonds
3,000,000	5.000%, 07/01/28 AGMC Insured	A1/AA+/NR	3,156,630
	Cave Creek COP
130,000	5.750%, 07/01/19	NR/AA/NR	131,339
	Pinal Co. Correctional Facilities
1,470,000	5.250%, 10/01/21 ACA Insured	NR/BBB/NR	1,471,352
	Prescott Municipal Property Corp.
500,000	5.000%, 07/01/34	Aa3/AA/NR	565,655
	State of Arizona COP
500,000	5.000%, 09/01/27	Aa3/AA-/NR	579,310
	State of Arizona COP
	Department Administration
1,500,000	5.250%, 10/01/26 AGMC Insured	Aa3/AA/NR	1,573,470
670,000	5.250%, 10/01/28 AGMC Insured	Aa3/AA/NR	702,817
	Total Lease		10,463,575

	Mortgage (4.3%)
	Eastmark Community Facilities
	District No. 1
345,000	4.000%, 07/15/33 AGMC Insured	NR/AA/NR	363,033
360,000	4.000%, 07/15/34 AGMC Insured	NR/AA/NR	377,644

17 | Aquila Tax-Free Trust of Arizona

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SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2018

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Mortgage (continued)
	Estrella Mountain Ranch Community
	Facilities District
$1,000,000	5.000%, 07/15/32 AGMC Insured	NR/AA/NR	$1,124,720
	Festival Ranch Community
	Facilities District
1,000,000	4.000%, 07/15/36 BAMAC Insured	NR/AA/NR	1,041,490
950,000	5.000%, 07/15/37 BAMAC Insured	NR/AA/NR	1,066,071
	Goodyear Community Facilities
	Utilities District No. 1
500,000	4.000%, 07/15/28	A1/A-/NR	530,480
500,000	4.000%, 07/15/32	A1/A-/NR	528,140
	Maricopa Co. Industrial Development
	Authority (Christian Care
	Retirement Apartments)
1,000,000	5.000%, 01/01/30	NR/A/NR	1,136,300
	Marley Park Community
	Facilities District
535,000	4.000%, 07/15/34 BAMAC Insured	NR/AA/NR	559,556
	Merrill Ranch Community
	Facilities District #2
680,000	6.750%, 07/15/38	NR/BBB/NR	798,612
	Pima Co. Industrial Development
	Authority (Christian Care Senior
	Living Facility)
1,000,000	5.000%, 12/15/32	NR/A-/NR	1,123,910
	Scottsdale Waterfront Community
	Facilities District
530,000	6.000%, 07/15/27 144A	NR/NR/NR*	529,958
930,000	6.050%, 07/15/32 144A	NR/NR/NR*	929,014
	Sundance Community Facilities District
655,000	5.125%, 07/15/30	A3/BBB/NR	655,236
	Verrado Community Facilities Utilities
	District No. 1
500,000	6.000%, 07/15/33 144A	NR/NR/NR*	533,425
	Vistancia Community Facilities District
540,000	5.000%, 07/15/26	A1/NR/A+	573,350
	Total Mortgage		11,870,939

18 | Aquila Tax-Free Trust of Arizona

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SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2018

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Pollution Control (3.1%)
	Apache Co. Industrial Development
	Authority, Pollution Control,
	Tucson Electric Power Co.
$2,850,000	4.500%, 03/01/30	A3/A-/NR	$3,066,572
	Coconino Co. Pollution Control,
	Tucson Electric Power Co.
2,000,000	5.125%, 10/01/32	A3/A-/NR	2,090,660
	Maricopa Co. Pollution Control
	(Southern California Edison Co.)
1,500,000	5.000%, 06/01/35	Aa3/A/NR	1,585,515
	Pima Co. Industrial Development
	Authority, Pollution Control,
	Tucson Electric Power Co.
1,500,000	4.950%, 10/01/20	A3/A-/NR	1,609,425
	Total Pollution Control		8,352,172

	Transportation (3.1%)
	Arizona Transportation Board Revenue
2,000,000	5.000%, 07/01/31	Aa1/AAA/NR	2,349,180
4,900,000	5.000%, 07/01/33	Aa1/AAA/NR	5,543,419
	Pima Co. Regional Transportation
	Authority Excise Tax
500,000	5.000%, 06/01/26	NR/AA+/AA	565,070
	Total Transportation		8,457,669

	Utility (9.7%)
	Central Arizona Water Conservation
	District Water Delivery
	(Central Arizona Project)
750,000	5.000%, 01/01/33	Aa2/AA+/AA	860,197
750,000	5.000%, 01/01/34	Aa2/AA+/AA	857,955
	Greater Arizona Development
	Authority Revenue
1,200,000	5.000%, 08/01/29	A1/A/NR	1,247,388
500,000	5.000%, 08/01/28 AGMC Insured	A1/AA/NR	558,180
505,000	5.000%, 08/01/22 NPFG Insured	A1/A/NR	506,237
	Mesa Utility System
1,500,000	4.000%, 07/01/32	Aa2/AA-/NR	1,606,515
2,100,000	5.000%, 07/01/35	Aa2/AA-/NR	2,281,020

19 | Aquila Tax-Free Trust of Arizona

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SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2018

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Utility (continued)
	Salt River Project Agricultural
	Improvement and Power Revenue
$1,500,000	5.000%, 12/01/28	Aa1/AA/NR	$1,655,265
3,250,000	5.000%, 12/01/30	Aa1/AA/NR	3,600,317
5,000,000	5.000%, 12/01/31	Aa1/AA/NR	5,530,550
500,000	5.000%, 12/01/32	Aa1/AA/NR	572,655
1,000,000	5.000%, 01/01/33	Aa1/AA/NR	1,174,630
1,105,000	5.000%, 12/01/36	Aa1/AA/NR	1,253,280
1,100,000	5.000%, 12/01/45	Aa1/AA/NR	1,240,778
	Salt Verde Finance Corp. Gas Revenue
3,000,000	5.250%, 12/01/28	Baa1/BBB+/NR	3,533,880
	Total Utility		26,478,847

	Water/Sewer (5.9%)
	Gilbert Water Resource Municipal
	Property Corp.
1,190,000	4.000%, 07/01/34	NR/AAA/AA+	1,266,457
820,000	4.000%, 07/01/35	NR/AAA/AA+	870,233
	Glendale Water & Sewer Revenue
2,000,000	5.000%, 07/01/28	A1/AA/NR	2,295,080
500,000	5.000%, 07/01/28	A1/AA/NR	556,635
	Goodyear Water and Sewer Revenue
1,750,000	5.375%, 07/01/30	Aa3/A+/NR	1,880,952
635,000	5.250%, 07/01/31 AGMC Insured	Aa3/AA/NR	697,814
500,000	5.000%, 07/01/35 AGMC Insured	Aa3/AA/NR	568,625
	Lake Havasu City Wastewater
	System Revenue
1,000,000	5.000%, 07/01/43 AGMC Insured	A2/AA/NR	1,106,660
	Phoenix Civic Improvement Corp.
	Wastewater Revenue
500,000	5.000%, 07/01/35	Aa2/AA+/NR	578,470
1,500,000	5.500%, 07/01/24 NPFG/FGIC
	Insured	Aa2/AAA/NR	1,783,425
	Phoenix Civic Improvement Corp.
	Water System Revenue
1,100,000	5.000%, 07/01/38	Aa2/AAA/NR	1,265,649
	Tucson Water Revenue System
1,000,000	5.000%, 07/01/32	Aa2/AA/AA	1,146,130
250,000	5.000%, 07/01/35	Aa2/AA/AA	292,295

20 | Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2018

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Water/Sewer (continued)
	Yuma Municipal Property Corp.
	Utility System
$1,700,000	5.000%, 07/01/28	A1/A+/AA-	$1,952,019
	Total Water/Sewer		16,260,444
	Total Revenue Bonds		173,227,475

	Pre-Refunded Bonds (14.5%)††
	Pre-Refunded General
	Obligation Bonds (2.8%)
	County (0.7%)
	Maricopa Co. Community
	College District
2,000,000	4.000%, 07/01/21	Aaa/AAA/AAA	2,057,620

	School District (2.1%)
	Coconino & Yavapai Counties Joint
	Unified School District No. 9 Sedona
1,000,000	5.375%, 07/01/28	Aa2/A+/NR	1,045,670
	Gila Co. Unified School District
	No. 10 (Payson)
1,000,000	5.750%, 07/01/28	Aa3/NR/NR	1,010,150
	Maricopa Co. Elementary School
	District No. 28 (Kyrene Elementary)
250,000	5.500%, 07/01/30	Aa1/AA/NR	292,400
	Maricopa Co. Unified School
	District No. 48 (Scottsdale)
1,500,000	4.750%, 07/01/30	Aa1/AA/NR	1,638,810
	Pima Co. Unified School
	District No. 8 (Flowing Wells)
1,000,000	5.375%, 07/01/29	NR/A+/NR	1,079,870
	Pinal Co. High School
	District No. 82 (Casa Grande)
640,000	5.000%, 07/01/24	NR/A+/NR	645,331
	Total School District		5,712,231
	Total Pre-Refunded General
	Obligation Bonds		7,769,851

21 | Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2018

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Pre-Refunded Bonds (continued)	(unaudited)	Value

	Pre-Refunded Revenue Bonds (11.7%)
	Airport (0.6%)
	Phoenix Civic Improvement Corp.
	Airport Bonds
$1,500,000	5.250%, 07/01/33	A1/A+/NR	$1,615,710

	Excise Tax (1.9%)
	Casa Grande Excise Tax
1,435,000	5.000%, 04/01/28	NR/AA/AA	1,482,800
	Gilbert Public Facilities Municipal
	Property Corp.
850,000	5.000%, 07/01/23	Aa1/AA+/NR	885,445
1,250,000	5.000%, 07/01/24	Aa1/AA+/NR	1,302,125
	Rio Nuevo Facilities District (Tucson)
1,500,000	6.500%, 07/15/24 AGC Insured	A3/AA/NR	1,521,030
	Total Excise Tax		5,191,400

	Hospital (3.5%)
	Arizona Health Facilities Authority
	(Yavapai Regional Medical Center)
1,500,000	5.375%, 12/01/30 AGMC Insured	A2/NR/NR	1,587,330
	Maricopa Co. Hospital Revenue
	(Sun Health)
1,500,000	5.000%, 04/01/25	NR/NR/NR*	1,657,575
2,125,000	5.000%, 04/01/35	NR/NR/NR*	2,450,996
	University Medical Center
	Hospital Revenue
910,000	6.500%, 07/01/39	NR/NR/NR*	962,371
1,500,000	6.000%, 07/01/39	NR/NR/NR*	1,690,050
	Yavapai Co. Industrial Development
	Authority (Yavapai Regional
	Medical Center)
1,250,000	5.625%, 08/01/37	NR/NR/NR*	1,266,263
	Total Hospital		9,614,585

	Lease (1.5%)
	Arizona School Facilities Board COP
3,000,000	5.500%, 09/01/23	Aa3/AA-/NR	3,049,200
1,000,000	5.125%, 09/01/21 AGC Insured	Aa3/AA/NR	1,014,870
	Total Lease		4,064,070

22 | Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2018

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Pre-Refunded Bonds (continued)	(unaudited)	Value

	Transportation (1.7%)
	Arizona Transportation Board Revenue
$4,350,000	5.250%, 07/01/24	Aa2/AA+/AA	$4,685,559

	Utility (1.7%)
	Arizona Water Infrastructure
	Finance Authority
3,500,000	5.000%, 10/01/28	Aaa/AAA/NR	3,560,305
	Greater Arizona Development
	Authority Revenue
700,000	5.000%, 08/01/24	NR/A/NR	707,917
	Pinal Co. Electrical District No. 3,
	Electrical System Revenue Refunding
250,000	5.250%, 07/01/36	NR/A/NR	277,058
	Total Utility		4,545,280

	Water/Sewer (0.8%)
	Pima Co. Sewer Revenue System
2,000,000	5.000%, 07/01/26	NR/AA/AA-	2,197,440
	Total Pre-Refunded Revenue Bonds		31,914,044
	Total Pre-Refunded Bonds		39,683,895
	Total Municipal Bonds
	(cost $261,580,869)		269,156,752

Shares	Short-Term Investment (0.9%)
2,434,897	Dreyfus Treasury & Agency Cash
	Management - Institutional Shares, 1.49%**
	(cost $2,434,897)	Aaa-mf/AAAm/NR	2,434,897
	Total Investments
	(cost $264,015,766-note 4)	99.4%	271,591,649
	Other assets less liabilities	0.6	1,741,936
	Net Assets	100.0%	$273,333,585

23 | Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2018

Percent of
Portfolio Distribution By Quality Rating (unaudited)	Investments†
Aaa of Moody’s or AAA of S&P or Fitch	12.0%
Pre-refunded bonds/ETM Bonds ††	14.8
Aa of Moody’s or AA of S&P or Fitch	49.8
A of Moody’s or S&P or Fitch	20.1
Baa of Moody’s or BBB of S&P or Fitch	2.5
Not Rated*	0.8
100.0%

PORTFOLIO ABBREVIATIONS
ACA - American Capital Assurance Financial Guaranty Corp.
AGC - Assured Guaranty Corp.
AGMC - Assured Guaranty Municipal Corp.
AMBAC - American Municipal Bond Assurance Corp.
AMT - Alternative Minimum Tax
BAMAC - Build America Mutual Assurance Co.
BHAC - Berkshire Hathaway Assurance Corp.
COP- Certificates of Participation
FGIC - Financial Guaranty Insurance Co.
MAC - Municipal Assurance Corp.
NPFG - National Public Finance Guarantee
NR - Not Rated

*	Any security not rated (“NR”) by any of the Nationally Recognized Statistical Rating Organizations (“NRSRO”) has been determined by the Investment Adviser to have sufficient quality to be ranked in the top four credit ratings if a credit rating were to be assigned by a NRSRO.

**	The rate is an annualized seven-day yield at period end.

†	Where applicable, calculated using the highest rating of the three NRSROs. Percentages in this table do not include the Short-Term Investment.

††	Pre-refunded bonds are bonds secured by an escrow account, comprised of U.S. Government Obligations (unless otherwise noted), to retire the bonds at their earliest call date. Escrowed to Maturity bonds are bonds where money has been placed in the escrow account which is used to pay principal and interest through the bond’s originally scheduled maturity date. Escrowed to Maturity are shown as ETM. All other securities in the category are pre-refunded.

24 | Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2018

†††	Security purchased on a delayed delivery or when-issued basis.

††††	Security pledged as collateral for the Fund’s delayed delivery or when-issued commitments.

Note:	144A – Private placement subject to SEC rule 144A, which modifies a two-year holding period requirement to permit qualified institutional buyers to trade these securities among themselves, thereby significantly improving the liquidity of these securities.

See accompanying notes to financial statements.

25 | Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2018

ASSETS
Investments at value (cost $264,015,766)	$271,591,649
Interest receivable	3,147,667
Receivable for Fund shares sold	10,529
Other assets	30,678
Total assets	274,780,523
LIABILITIES
Payable for investment securities purchased	813,124
Payable for Fund shares redeemed	367,526
Dividends payable	127,246
Management fee payable	93,539
Distribution and service fees payable	552
Accrued expenses	44,951
Total liabilities	1,446,938
NET ASSETS	$273,333,585
Net Assets consist of:
Capital Stock - Authorized an unlimited number of
shares, par value $0.01 per share	$261,053
Additional paid-in capital	264,598,203
Net unrealized appreciation on investments (note 4)	7,575,883
Accumulated net realized gain on investments	533,040
Undistributed net investment income	365,406
	$273,333,585
CLASS A
Net Assets	$218,425,106
Capital shares outstanding	20,866,093
Net asset value and redemption price per share	$10.47
Maximum offering price per share (100/96 of $10.47)	$10.91
CLASS C
Net Assets	$14,041,832
Capital shares outstanding	1,341,736
Net asset value and offering price per share	$10.47
Redemption price per share (*a charge of 1% is imposed
on the redemption proceeds, or on the original price,
whichever is lower, if redeemed during the first 12
months after purchase)	$10.47	*
CLASS Y
Net Assets	$40,866,647
Capital shares outstanding	3,897,436
Net asset value, offering and redemption price per share	$10.49

See accompanying notes to financial statements.

26 | Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA

STATEMENT OF OPERATIONS

YEAR ENDED MARCH 31, 2018

Investment Income:

Interest income		$9,940,144

Expenses:

Management fee (note 3)	$1,147,517
Distribution and service fees (note 3)	492,094
Trustees’ fees and expenses (note 7)	93,059
Legal fees	89,089
Transfer and shareholder servicing agent fees	77,088
Registration fees and dues	35,449
Shareholders’ reports	24,469
Auditing and tax fees	22,800
Insurance	12,253
Custodian fees	11,901
Chief compliance officer services (note 3)	11,114
Miscellaneous	44,479
Total expenses		2,061,312
Net investment income		7,878,832

Realized and Unrealized Gain (Loss) on Investments:

Net realized gain (loss) from securities
transactions	548,020
Change in unrealized appreciation on
investments	(3,059,562)

Net realized and unrealized gain (loss) on
investments		(2, 511,542)
Net change in net assets resulting from
operations		$5,367,290

See accompanying notes to financial statements.

27 | Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2018	March 31, 2017

OPERATIONS:
Net investment income	$7,878,832	$8,999,362
Net realized gain (loss) from
securities transactions	548,020	(440,758)
Change in unrealized
appreciation on investments	(3,059,562)	(10,270,785)
Change in net assets resulting
from operations	5,367,290	(1,712,181)

DISTRIBUTIONS TO SHAREHOLDERS (note 9):
Class A Shares:
Net investment income	(6,207,823)	(6,952,815)
Net realized gain on investments	(488,819)	(327,959)
Class C Shares:
Net investment income	(311,088)	(367,791)
Net realized gain on investments	(33,758)	(24,053)
Class Y Shares:
Net investment income	(1,263,636)	(1,403,641)
Net realized gain on investments	(95,432)	(62,160)
Change in net assets from
distributions	(8,400,556)	(9,138,419)

CAPITAL SHARE TRANSACTIONS (note 6):
Proceeds from shares sold	35,644,624	50,993,907
Reinvested dividends and
distributions	6,952,908	7,455,460
Cost of shares redeemed	(53,987,586)	(61,543,187)
Change in net assets from
capital share transactions	(11,390,054)	(3,093,820)

Change in net assets	(14,423,320)	(13,944,420)

NET ASSETS:
Beginning of period	287,756,905	301,701,325

End of period*	$273,333,585	$287,756,905

*Includes undistributed net investment income of:	$365,406	$254,169

See accompanying notes to financial statements.

28 | Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2018

1. Organization

     Aquila Tax-Free Trust of Arizona (the “Fund”), a series of Aquila Municipal Trust (prior to October 12, 2013, the Fund operated under the name Tax-Free Trust of Arizona), a non-diversified, open-end investment company, was organized on October 17, 1985, as a Massachusetts business Trust and commenced operations on March 13, 1986. The Fund is authorized to issue an unlimited number of shares. Class A Shares are sold at net asset value plus a sales charge of varying size (depending upon a variety of factors) paid at the time of purchase and bear a distribution fee. Class C Shares are sold at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years thereafter. Class C Shares automatically convert to Class A Shares after six years. Class Y Shares are sold only through authorized financial institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class Y Shares are sold at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge (“CDSC”) and no distribution fee. As of the date of this report, there were no Class F Shares or Class T Shares outstanding. All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a)	Portfolio valuation: Municipal securities are valued each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services. In the case of securities for which market quotations are readily available, securities are valued by the pricing service at the mean of bid and ask quotations. If a market quotation or a valuation from the pricing service is not readily available, the security is valued at fair value determined in good faith under procedures established by and under the general supervision of the Board of Trustees.

b)	Fair value measurements: The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

29 | Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA

NOTES TO FINANCIAL STATEMENTS (continued)

MARCH 31, 2018

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities

The following is a summary of the valuation inputs, representing 100% of the Fund’s investments, used to value the Fund’s net assets as of March 31, 2018:

Valuation Inputs*	Investments in Securities
Level 1 – Quoted Prices - Short-Term Investment	$2,434,897
Level 2 – Other Significant Observable
Inputs — Municipal Bonds*	269,156,752
Level 3 – Significant Unobservable Inputs	—
Total	$271,591,649

* See schedule of investments for a detailed listing of securities.

c)	Subsequent events: In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date these financial statements were issued.

d)	Securities transactions and related investment income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premium and accretion of original issue and market discount.

e)	Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

Management has reviewed the tax positions for each of the open tax years (2015 –2017) or expected to be taken in the Fund’s 2018 tax returns and has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.

30 | Aquila Tax-Free Trust of Arizona

     AQUILA TAX-FREE TRUST OF ARIZONA

NOTES TO FINANCIAL STATEMENTS (continued)

MARCH 31, 2018

f)	Multiple Class Allocations: All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are also charged directly to such class on a daily basis.

g)	Use of estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

h)	Reclassification of capital accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. On March 31, 2018, the Fund decreased accumulated net realized gain on investments $14,952 and increased undistributed net investment income by $14,952. These reclassifications had no effect on net assets or net asset value per share.

i)	The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.

3. Fees and Related Party Transactions

a) Management Arrangements:

     Aquila Investment Management LLC (the “Manager”), a wholly-owned subsidiary of Aquila Management Corporation, the Fund’s founder and sponsor, serves as the Manager for the Fund under an Advisory and Administration Agreement with the Fund. Under the Advisory and Administration Agreement, the Manager provides all investment management and administrative services to the Fund. The Manager’s services include providing the office of the Fund and all related services as well as managing relationships with all the various support organizations to the Fund such as the shareholder servicing agent, custodian, legal counsel, auditors and distributor. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.40% on the Fund’s net assets.

     Under a Compliance Agreement with the Manager, the Manager is compensated by the Fund for Chief Compliance Officer related services provided to enable the Fund to comply with Rule 38a-1 of the Investment Company Act of 1940, as amended (the “1940 Act).

31 | Aquila Tax-Free Trust of Arizona

     AQUILA TAX-FREE TRUST OF ARIZONA

NOTES TO FINANCIAL STATEMENTS (continued)

MARCH 31, 2018

     Specific details as to the nature and extent of the services provided by the Manager are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

b) Distribution and Service Fees:

     The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 (the “Rule”) under the 1940 Act. Under one part of the Plan, with respect to Class A Shares, the Fund is authorized to make distribution fee payments to broker-dealers or others (“Qualified Recipients”) selected by Aquila Distributors LLC (the “Distributor”) including, but not limited to, any principal underwriter of the Fund, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund’s shares or servicing of shareholder accounts. The Fund makes payment of this distribution fee at the annual rate of 0.15% of the Fund’s average net assets represented by Class A Shares. For the year ended March 31, 2018, distribution fees on Class A Shares amounted to $327,314, of which the Distributor retained $28,675.

     Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund’s Class C Shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund’s average net assets represented by Class C Shares and for the year ended March 31, 2018, amounted to $123,585. In addition, under a Shareholder Services Plan, the Fund is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Fund’s average net assets represented by Class C Shares and for the year ended March 31, 2018, these payments amounted to $41,195. The total of these payments with respect to Class C Shares amounted to $164,780, of which the Distributor retained $40,344.

     Specific details about the Plans are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

     Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Fund’s shares. Through agreements between the Distributor and various brokerage and advisory firms (“financial intermediaries”), the Fund’s shares are sold primarily through the facilities of these financial intermediaries having offices within Arizona, with the bulk of any sales commissions inuring to such financial intermediaries. For the year ended March 31, 2018, total commissions on sales of Class A Shares amounted to $116,580, of which the Distributor received $21,036.

c) Transfer and shareholder servicing fees:

     The Fund occasionally compensates financial intermediaries in connection with the sub-transfer agency related services provided by such entities in connection with their respective Fund shareholders so long as the fees are deemed by the Board of Trustees to be reasonable in relation to (i) the value of the services and the benefits received by the Fund and certain shareholders; and (ii) the payments that the Fund would make to another entity to perform similar ongoing services to existing shareholders.

32 | Aquila Tax-Free Trust of Arizona

     AQUILA TAX-FREE TRUST OF ARIZONA

NOTES TO FINANCIAL STATEMENTS (continued)

MARCH 31, 2018

4. Purchases and Sales of Securities

     During the year ended March 31, 2018, purchases of securities and proceeds from the sales of securities aggregated $44,302,948 and $54,339,319, respectively.

     At March 31, 2018, the aggregate tax cost for all securities was $263,955,200. At March 31, 2018, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $8,742,842 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $1,106,393 for a net unrealized appreciation of $7,636,449.

5. Portfolio Orientation

     Since the Fund invests principally and may invest entirely in double tax-free municipal obligations of issuers within Arizona, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Arizona and whatever effects these may have upon Arizona issuers’ ability to meet their obligations. The Fund is also permitted to invest in U.S. territorial municipal obligations meeting comparable quality standards and providing income which is exempt from both regular Federal and Arizona income taxes. The general policy of the Fund is to invest in such securities only when comparable securities of Arizona issuers are not available in the market. At March 31, 2018, the Fund had all of its assets invested in the securities of Arizona issuers.

33 | Aquila Tax-Free Trust of Arizona

     AQUILA TAX-FREE TRUST OF ARIZONA

NOTES TO FINANCIAL STATEMENTS (continued)

MARCH 31, 2018

6. Capital Share Transactions

     Transactions in Capital Shares of the Fund were as follows:

	Year Ended		Year Ended
	March 31, 2018		March 31, 2017
	Shares	Amount	Shares	Amount
Class A Shares:
Proceeds from shares sold	1,997,792	$21,297,733	2,518,678	$27,433,478
Reinvested dividends and
distributions	522,596	5,562,124	556,265	6,011,800
Cost of shares redeemed	(3,244,027)	(34,525,446)	(3,580,661)	(38,572,655)
Net change	(723,639)	(7,665,589)	(505,718)	(5,127,377)
Class C Shares:
Proceeds from shares sold	153,696	1,638,103	392,156	4,269,234
Reinvested dividends and
distributions	28,709	305,576	31,579	341,055
Cost of shares redeemed	(461,728)	(4,913,281)	(478,384)	(5,187,928)
Net change	(279,323)	(2,969,602)	(54,649)	(577,639)
Class Y Shares:
Proceeds from shares sold	1,191,712	12,708,788	1,767,014	19,291,195
Reinvested dividends and
distributions	101,862	1,085,208	101,824	1,102,605
Cost of shares redeemed	(1,367,022)	(14,548,859)	(1,663,021)	(17,782,604)
Net change	(73,448)	(754,863)	205,817	2,611,196
Total transactions in Fund
shares	(1,076,410)	$(11,390,054)	(354,550)	$(3,093,820)

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     AQUILA TAX-FREE TRUST OF ARIZONA

NOTES TO FINANCIAL STATEMENTS (continued)

MARCH 31, 2018

7. Trustees’ Fees and Expenses

     At March 31, 2018, there were 8 Trustees, one of whom is affiliated with the Manager and is not paid any fees. The total amount of Trustees’ service fees (for carrying out their responsibilities) and attendance fees paid during the year ended March 31, 2018 was $77,812. Attendance fees are paid to those in attendance at regularly scheduled quarterly Board Meetings and meetings of the Independent Trustees held prior to each quarterly Board Meeting, as well as additional meetings (such as Audit, Nominating, Shareholder and special meetings). Trustees are reimbursed for their expenses such as travel, accommodations and meals incurred in connection with attendance at Board Meetings and the Annual and Outreach Meetings of Shareholders. For the year ended March 31, 2018, such meeting-related expenses amounted to $15,247.

8. Securities Traded on a When-Issued Basis

     The Fund may purchase or sell securities on a when-issued basis. When-issued transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Beginning on the date the Fund enters into a when-issued transaction, cash or other liquid securities are segregated in an amount equal to or greater than the value of the when-issued transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

9. Income Tax Information and Distributions

     The Fund declares dividends daily from net investment income and makes payments monthly. Net realized capital gains, if any, are distributed annually and are taxable. These distributions are paid in additional shares at the net asset value per share or in cash, at the shareholder’s option.

     The Fund intends to maintain, to the maximum extent possible, the tax-exempt status of interest payments received from portfolio municipal securities in order to allow dividends paid to shareholders from net investment income to be exempt from regular Federal and State of Arizona income taxes. Due to differences between financial statement reporting and Federal income tax reporting requirements, distributions made by the Fund may not be the same as the Fund’s net investment income, and/or net realized securities gains. Further, a small portion of the dividends may, under some circumstances, be subject to taxes at ordinary income rates. For certain shareholders, some dividend income may, under some circumstances, be subject to the alternative minimum tax.

35 | Aquila Tax-Free Trust of Arizona

     AQUILA TAX-FREE TRUST OF ARIZONA

NOTES TO FINANCIAL STATEMENTS (continued)

MARCH 31, 2018

     The tax character of distributions was as follows:

	Year	Year
	Ended	Ended
	March 31, 2018	March 31, 2017
Net tax-exempt income	$7,663,672	$8,712,215
Ordinary Income	118,875	12,032
Long-term capital gains	618,009	414,172
	$8,400,556	$9,138,419

     As of March 31, 2018, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	$432,085
Undistributed net realized gain on investments	602,393
Unrealized appreciation	7,636,449
Post October losses	(69,352)
Other temporary differences	(127,246)
$8,474,329

     The difference between book basis and tax basis unrealized appreciation and undistributed income is due to the timing difference, and other temporary differences, in recognizing dividends paid, the tax treatment of market discount amortization, post October losses, and the deduction of distributions payable.

10. Credit Facility

     Effective August 30, 2017, the Bank of New York Mellon and the Aquila Group of Funds became parties to a $40 million credit agreement, which currently terminates on August 29, 2018.  In accordance with the Aquila Group of Funds Guidelines for Allocation of Committed Line of Credit (the Aquila Group of Funds is comprised of nine funds), each fund is responsible for payment of its proportionate share of

a)	a 0.15% per annum commitment fee; and,

b)	interest on amounts borrowed for temporary or emergency purposes by the Fund (at the applicable rate selected by the Aquila Group of Funds at the time of the borrowing of either (i) the one-month Eurodollar Rate or (ii) a rate equal to the greater of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on such day, or (c) the Overnight Eurodollar Rate in effect on such day).

     There were no borrowings under the credit agreement for the period ended March 31, 2018.

36 | Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA

FINANCIAL HIGHLIGHTS

     For a share outstanding throughout each period

	Class A

	Year Ended March 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$10.58	$10.95	$10.98	$10.63	$10.97
Income from investment operations:
Net investment income(1)	0.30	0.32	0.37	0.38	0.38
Net gain (loss) on securities (both
realized and unrealized)	(0.10)	(0.36)	(0.03)	0.35	(0.34)
Total from investment operations	0.20	(0.04)	0.34	0.73	0.04
Less distributions (note 9):
Dividends from net investment income	(0.29)	(0.32)	(0.35)	(0.38)	(0.37)
Distributions from capital gains	(0.02)	(0.01)	(0.02)	—	(0.01)
Total distributions	(0.31)	(0.33)	(0.37)	(0.38)	(0.38)
Net asset value, end of period	$10.47	$10.58	$10.95	$10.98	$10.63
Total return (not reflecting sales charge)	1.93%	(0.42)%	3.20%	6.92%	0.49%
Ratios/supplemental data
Net assets, end of period (in millions)	$218	$229	$242	$234	$229
Ratio of expenses to average net assets	0.69%	0.70%	0.71%	0.73%	0.78	%(2)
Ratio of net investment income to
average net assets	2.77%	2.96%	3.36%	3.49%	3.59	%(2)
Portfolio turnover rate	16%	19%	10%	14%	10%

_________________________

(1)	Per share amounts have been calculated using the daily average shares method.
(2)	Includes expenses incurred in connection with the reorganization of the Trust into a series of Aquila Municipal Trust. Without these expenses, the expense ratio and the net investment income ratio would have been 0.73% and 3.64%, respectively, for the year ended March 31, 2014.

See accompanying notes to financial statements.

37 | Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA

FINANCIAL HIGHLIGHTS (continued)

     For a share outstanding throughout each period

	Class C

	Year Ended March 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$10.58	$10.95	$10.98	$10.63	$10.97
Income from investment operations:
Net investment income(1)	0.20	0.23	0.28	0.29	0.29
Net gain (loss) on securities (both
realized and unrealized)	(0.09)	(0.37)	(0.03)	0.34	(0.34)
Total from investment operations	0.11	(0.14)	0.25	0.63	(0.05)
Less distributions (note 9):
Dividends from net investment income	(0.20)	(0.22)	(0.26)	(0.28)	(0.28)
Distributions from capital gains	(0.02)	(0.01)	(0.02)	—	(0.01)
Total distributions	(0.22)	(0.23)	(0.28)	(0.28)	(0.29)
Net asset value, end of period	$10.47	$10.58	$10.95	$10.98	$10.63
Total return (not reflecting CDSC)	1.06%	(1.26)%	2.34%	6.02%	(0.36)%
Ratios/supplemental data
Net assets, end of period (in millions)	$14	$17	$18	$18	$16
Ratio of expenses to average net assets	1.54%	1.55%	1.56%	1.58%	1.63	%(2)
Ratio of net investment income to
average net assets	1.92%	2.11%	2.51%	2.63%	2.74	%(2)
Portfolio turnover rate	16%	19%	10%	14%	10%

_________________________

(1)	Per share amounts have been calculated using the daily average shares method.
(2)	Includes expenses incurred in connection with the reorganization of the Trust into a series of Aquila Municipal Trust. Without these expenses, the expense ratio and the net investment income ratio would have been 1.58% and 2.79%, respectively, for the year ended March 31, 2014.

See accompanying notes to financial statements.

38 | Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA

FINANCIAL HIGHLIGHTS (continued)

     For a share outstanding throughout each period

	Class Y

	Year Ended March 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$10.60	$10.97	$11.00	$10.65	$10.99
Income from investment operations:
Net investment income(1)	0.31	0.34	0.38	0.40	0.40
Net gain (loss) on securities (both
realized and unrealized)	(0.09)	(0.37)	(0.02)	0.34	(0.34)
Total from investment operations	0.22	(0.03)	0.36	0.74	0.06
Less distributions (note 9):
Dividends from net investment income	(0.31)	(0.33)	(0.37)	(0.39)	(0.39)
Distributions from capital gains	(0.02)	(0.01)	(0.02)	—	(0.01)
Total distributions	(0.33)	(0.34)	(0. 39)	(0.39)	(0.40)
Net asset value, end of period	$10.49	$10.60	$10.97	$11.00	$10.65
Total return	2.08%	(0.26)%	3.38%	7.07%	0.64%
Ratios/supplemental data
Net assets, end of period (in millions)	$41	$42	$41	$27	$20
Ratio of expenses to average net assets	0.55%	0.55%	0.56%	0.58%	0.63	%(2)
Ratio of net investment income to
average net assets	2.92%	3.11%	3.49%	3.63%	3.74	%(2)
Portfolio turnover rate	16%	19%	10%	14%	10%

_________________________

(1)	Per share amounts have been calculated using the daily average shares method.
(2)	Includes expenses incurred in connection with the reorganization of the Trust into a series of Aquila Municipal Trust. Without these expenses, the expense ratio and the net investment income ratio would have been 0.58% and 3.79%, respectively, for the year ended March 31, 2014.

See accompanying notes to financial statements.

39 | Aquila Tax-Free Trust of Arizona

Additional Information (unaudited)

Trustees(1)
and Officers			Number of
	Positions		Portfolios
	Held with		in Fund
	Fund and	Principal	Complex(4)	Other Directorships
Name	Length of	Occupation(s)	Overseen	Held by Trustee
and Year of Birth(2)	Service(3)	During Past 5 Years	by Trustee	During Past 5 Years

Interested Trustee(5)

Diana P. Herrmann New York, NY (1958)	Vice Chair of Aquila Municipal Trust since 2014, Trustee since 1994 and President since 1998	Chair (since 2016 and previously Vice Chair since 2004) and Chief Executive Officer (since 2004) of Aquila Management Corporation, Founder and Sponsor of the Aquila Group of Funds(6) and parent of Aquila Investment Management LLC, Manager, President since 1997, Chief Operating Officer, 1997-2008, a Director since 1984, Secretary since 1986 and previously its Executive Vice President, Senior Vice President or Vice President, 1986-1997; Chief Executive Officer (since 2004) and Chair (since 2016 and previously Vice Chair since 2004), President and Manager since 2003, and Chief Operating Officer (2003-2008), of the Manager; Chair, Vice Chair, President, Executive Vice President and/or Senior Vice President of funds in the Aquila Group of Funds since 1986; Manager of the Distributor since 1997; Governor, Investment Company Institute (the U.S. mutual fund industry trade organization dedicated to protecting shareholder interests and educating the public about investing) for various periods since 2004, and Chair of its Small Funds Committee, 2004-2009; active in charitable and volunteer organizations.	11	Director of ICI Mutual Insurance Company, a Risk Retention Group, for various periods since 2006; formerly Vice Chair and Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2004-2012

Non-Interested Trustees

Thomas A. Christopher Danville, KY (1947)	Chair of the Board of Aquila Municipal Trust since 2017; Trustee since 2009	Principal, Robinson, Hughes & Christopher, C.P.A.s, P.S.C., since July 2017, previously Senior Partner, since 1977; Chairman of the Board, A Good Place for Fun, Inc., a sports facility, since 1987, President, 1987-2012; Director, Global Outreach International, since 2011; member of the Kentucky Primary Care Technical Advisory Committee, since 2017; Director, Sunrise Children’s Services Inc., 2010-2013; currently or formerly active with various professional and community organizations.	5	None

40 | Aquila Tax-Free Trust of Arizona

Additional Information (unaudited)

Trustees(1)
and Officers			Number of
	Positions		Portfolios
	Held with		in Fund
	Fund and	Principal	Complex(4)	Other Directorships
Name	Length of	Occupation(s)	Overseen	Held by Trustee
and Year of Birth(2)	Service(3)	During Past 5 Years	by Trustee	During Past 5 Years

Non-Interested Trustees (cont’d)

Ernest Calderón Phoenix, AZ (1957)	Trustee of Aquila Municipal Trust since 2004	Attorney (currently, Partner, Calderón Law Offices, PLC); Regent emeritus and President emeritus Arizona Board of Regents; Adjunct Professor, Northern Arizona University; Doctoral Candidate (2020) University of Southern California; served six Arizona governors by appointment; Past President, Grand Canyon Council of Boy Scouts of America; Past President, State Bar of Arizona, 2003-2004; member, American Law Institute.	5	None

Gary C. Cornia St. George, UT (1948)	Trustee of Aquila Municipal Trust since 2009	Emeritus Dean and Professor, Marriott School of Management, Brigham Young University 2014-present; Professor, Marriott School of Management, Brigham Young University, 1980-2014; Commissioner, Utah State Securities Commission, 2013–present; Dean, Marriott School of Management, 2008-2013; Director, Romney Institute of Public Management, Marriott School of Management, 2004-2008; Past President, National Tax Association; Fellow, Lincoln Institute of Land Policy, 2002-present; Associate Dean, Marriott School of Management, Brigham Young University, 1991-2000; member, Utah Governor’s Tax Review Committee, 1993-2009.	8	International Center for Land Policies and Training, Taipei, Taiwan, Director and Chair of Executive Committee

Grady Gammage, Jr. Phoenix, AZ (1951)	Trustee of Aquila Municipal Trust since 2001	Founding partner, Gammage & Burnham, PLC, a law firm, Phoenix, Arizona, since 1983; director, Central Arizona Water Conservation District, 1992-2004; Senior Fellow, Morrison Institute for Public Policy and Kyl Institute for Water Policy; Adjunct Professor, Sandra Day O’Connor College of Law; W. P. Carey School of Business; active with Urban Land Institute; Author, “The Future of the Suburban City” Island Press, 2016.	7	None

41 | Aquila Tax-Free Trust of Arizona

Additional Information (unaudited)

Trustees(1)
and Officers			Number of
	Positions		Portfolios
	Held with		in Fund
	Fund and	Principal	Complex(4)	Other Directorships
Name	Length of	Occupation(s)	Overseen	Held by Trustee
and Year of Birth(2)	Service(3)	During Past 5 Years	by Trustee	During Past 5 Years

Non-Interested Trustees (cont’d)

Glenn P. O’Flaherty Granby, CO (1958)	Trustee of Aquila Municipal Trust since 2013	Chief Financial Officer and Chief Operating Officer of Lizard Investors, LLC, 2008; Co-Founder, Chief Financial Officer and Chief Compliance Officer of Three Peaks Capital Management, LLC, 2003-2005; Vice President – Investment Accounting, Global Trading and Trade Operations, Janus Capital Corporation, and Chief Financial Officer and Treasurer, Janus Funds, 1991-2002.	8	Formerly Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2009-2012

James R. Ramsey Louisville, KY (1948)	Trustee of Aquila Municipal Trust since 2013	Retired; President, University of Louisville, 2002-2016; Professor of Economics, University of Louisville, 1999-2016; Kentucky Governor’s Senior Policy Advisor and State Budget Director, 1999-2002; Vice Chancellor for Finance and Administration, the University of North Carolina at Chapel Hill, 1998 to 1999; previously Vice President for Finance and Administration at Western Kentucky University, State Budget Director for the Commonwealth of Kentucky, Chief State Economist and Executive Director for the Office of Financial Management and Economic Analysis for the Commonwealth of Kentucky, Adjunct Professor at the University of Kentucky, Associate Professor at Loyola University-New Orleans and Assistant Professor at Middle Tennessee State University.	5	Community Bank and Trust, Pikeville, KY and Texas Roadhouse Inc.

Laureen L. White North Kingstown, RI (1959)	Trustee of Aquila Municipal Trust since 2013	President, Greater Providence Chamber of Commerce, since 2005, Executive Vice President 2004-2005 and Senior Vice President, 1989-2002; Executive Counselor to the Governor of Rhode Island for Policy and Communications, 2003-2004.	5	None

42 | Aquila Tax-Free Trust of Arizona

(1) The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.

(2) The mailing address of each Trustee is c/o Aquila Municipal Trust, 120 West 45th Street, Suite 3600, New York, NY 10036.

(3) Each Trustee holds office until his or her successor is elected or his or her earlier retirement or removal.

(4) Includes certain Aquila-sponsored funds that are dormant and have no public shareholders.

(5) Ms. Herrmann is an “interested person” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as an officer of the Trust, as a director, officer and shareholder of the Manager’s corporate parent, as an officer and Manager of the Manager, and as a Manager of the Distributor.

(6) The “Aquila Group of Funds” includes: Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado, Hawaiian Tax-Free Trust, Aquila Churchill Tax-Free Fund of Kentucky, Aquila Tax-Free Trust of Oregon, Aquila Narragansett Tax-Free Income Fund (Rhode Island) and Aquila Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund and are called the “Aquila Municipal Bond Funds”; Aquila Three Peaks Opportunity Growth Fund, which is an equity fund; and Aquila Three Peaks High Income Fund, which is a high-income corporate bond fund.

43 | Aquila Tax-Free Trust of Arizona

Positions
Held with
Trust and
Name	Length of
and Year of Birth(1)	Service(2)	Principal Occupation(s) During Past 5 Years

Officers(3)

Charles E. Childs, III New York, NY (1957)	Executive Vice President of Aquila Municipal Trust since 2003 and Secretary since 2011	Executive Vice President of all funds in the Aquila Group of Funds and the Manager and the Manager’s parent since 2003; Chief Operating Officer of the Manager and the Manager’s parent since 2008; Secretary of all funds in the Aquila Group of Funds since 2011; formerly Senior Vice President, corporate development, Vice President, Assistant Vice President and Associate of the Manager’s parent since 1987; Executive Vice President, Senior Vice President, Vice President or Assistant Vice President of the Aquila money-market funds, 1988-2012; Manager of the Distributor since 2012

Marie E. Aro New York, NY (1955)	Senior Vice President of Aquila Municipal Trust since 2010	Co-President, Aquila Distributors LLC since 2010, Vice President, 1993-1997; Senior Vice President, Aquila Municipal Trust (since 2013), Aquila Funds Trust (since 2013), Aquila Tax-Free Trust of Arizona (since 2010 and Vice President, 2004-2010), Aquila Three Peaks High Income Fund (since 2006), Hawaiian Tax-Free Trust and Aquila Tax-Free Trust of Oregon (since 2010), Aquila Three Peaks Opportunity Growth Fund (2004-2013) and Aquila Churchill Tax-Free Fund of Kentucky, Aquila Narragansett Tax-Free Income Fund, Aquila Tax-Free Fund For Utah, and Aquila Tax-Free Fund of Colorado (2010-2013); Vice President, INVESCO Funds Group, 1998-2003.

Stephen J. Caridi New York, NY (1961)	Senior Vice President of Aquila Municipal Trust since 2013	Vice President, Hawaiian Tax-Free Trust since 1998; Senior Vice President, Aquila Municipal Trust since 2013; Vice President, Aquila Funds Trust since 2013; Senior Vice President, Aquila Narragansett Tax-Free Income Fund 1998-2013, Vice President 1996-1997; Senior Vice President, Aquila Tax-Free Fund of Colorado 2004-2009; Vice President, Aquila Three Peaks Opportunity Growth Fund 2006-2013.

Paul G. O’Brien New York, NY (1959)	Senior Vice President of Aquila Municipal Trust since 2010	Co-President, Aquila Distributors LLC since 2010, Managing Director, 2009-2010; Senior Vice President of various funds in the Aquila Group of Funds since 2010 and all funds since 2013; held various positions to Senior Vice President and Chief Administrative Officer of Evergreen Investments Services, Inc., 1997-2008; Mergers and Acquisitions Coordinator for Wachovia Corporation, 1994-1997.

Craig T. DiRuzzo Denver, CO (1976)	Vice President of Aquila Municipal Trust since 2013	Vice President, Aquila Municipal Trust, and Regional Sales Manager of the Distributor, since 2013; Regional Vice President, B I C Group, LLC, Denver, CO, 2012; Vice President, Wellesley Investment Advisors, Denver, CO, 2011-2012; Mutual Funds Sales Director, UBS Global Asset Management, Denver, CO, 2004-2010, Internal Investment Consultant, 2002-2004.

44 | Aquila Tax-Free Trust of Arizona

Positions
Held with
Trust and
Name	Length of
and Year of Birth(1)	Service(2)	Principal Occupation(s) During Past 5 Years

Officers (cont’d)(3)

Royden P. Durham Louisville, KY (1951)	Vice President of Aquila Municipal Trust since 2013; Portfolio Manager of Aquila Churchill Tax-Free Fund of Kentucky (since 2011), Aquila Tax-Free Trust of Arizona (since 2017) and Aquila Tax-Free Fund For Utah (since 2017)	Vice President and Lead Portfolio Manager of Aquila Churchill Tax-Free Fund of Kentucky since 2011; Vice President and Portfolio Manager of Aquila Tax-Free Trust of Arizona (since 2017) and Aquila Tax-Free Fund For Utah (since 2017); President, advEnergy solutions LLC, 2007-2011; Vice President and Trust Advisor, JP Morgan Chase, 2005-2006; Vice President and Trust Officer, Regions Morgan Keegan Trust, 2003-2005; Vice President Fixed Income and Equity Portfolios, The Sachs Company / Louisville Trust Company, 1986-2003.

Brandon M. Moody Crestwood, KY (1984)	Vice President of Aquila Municipal Trust since 2014	Vice President, Aquila Churchill Tax-Free Fund of Kentucky since 2014; Territory Manager, Jefferson National, 2010 - 2014; Licensed Financial Sales Consultant, PNC Investments, 2009-2010.

Nirmal Rijhwani Scottsdale, AZ (1978)	Vice President of Aquila Municipal Trust since 2016	Vice President, Aquila Tax-Free Trust of Arizona since December 2016; Regional Sales Manager and previously Regional Sales Development Manager, Aquila Distributors LLC since 2014; Regional Director - External Wholesaler, James Alpha Management, LLC,2012-2013; Regional Vice President – External Wholesaler, BIC Group, LLC. 2011-2012.

Anthony A. Tanner Phoenix, AZ (1960)	Vice President of Aquila Municipal Trust since 2018 and Portfolio Manager of Aquila Tax-Free Trust of Arizona, Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Fund For Utah since 2018	Vice President and Lead Portfolio Manager of Aquila Tax-Free Trust of Arizona since 2018; Vice President and Portfolio Manager of Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Fund For Utah since 2018; Senior Portfolio Manager at BNY Mellon Wealth Management from 2016 to 2018; a Senior Client Advisor at BMO Private Bank from 2014 to 2015; and Senior Fixed Income Manager at Wells Fargo Private Bank from 2010 to 2014.

45 | Aquila Tax-Free Trust of Arizona

Positions
Held with
Trust and
Name	Length of
and Year of Birth(1)	Service(2)	Principal Occupation(s) During Past 5 Years

Officers (cont’d)(3)

James T. Thompson Bountiful, Utah (1955)	Vice President of Aquila Municipal Trust since 2009; Portfolio Manager of Aquila Tax-Free Fund For Utah (since 2009), Aquila Tax-Free Trust of Arizona (since 2017) and Aquila Churchill Tax-Free Fund of Kentucky (since 2017)	Vice President and Lead Portfolio Manager of Aquila Tax-Free Fund For Utah since 2009; Vice President and Portfolio Manager of Aquila Tax-Free Trust of Arizona and Aquila Churchill Tax-Free Fund of Kentucky since 2009; Senior Vice President, First Security Bank/Wells Fargo Brokerage Services LLC, Salt Lake City, Utah 1991-2009.

M. Kayleen Willis Salt Lake City, UT (1963)	Vice President of Aquila Municipal Trust since 2013	Vice President, Aquila Tax-Free Fund For Utah since 2003, Assistant Vice President, 2002-2003; Vice President, Aquila Three Peaks Opportunity Growth Fund, 2004-2013 and Aquila Funds Trust since 2013.

Amy L. Rydalch Oakley, UT (1970)	Assistant Vice President of Aquila Municipal Trust since 2013	Assistant Vice President, Aquila Tax-Free Fund For Utah since 2010, independent credit analyst, 2001-2009, for Aquila Tax-Free Fund For Utah.

Randall S. Fillmore New York, NY (1960)	Chief Compliance Officer of Aquila Municipal Trust since 2012	Chief Compliance Officer of all funds in the Aquila Group of Funds, the Manager and the Distributor since 2012; Managing Director, Fillmore & Associates, 2009-2012; Fund and Adviser Chief Compliance Officer (2002-2009), Senior Vice President - Broker Dealer Compliance (2004-2009), Schwab Funds Anti Money Laundering Officer and Identity Theft Prevention Officer (2004-2009), Vice President - Internal Audit (2000-2002), Charles Schwab Corporation; National Director, Information Systems Risk Management - Consulting Services (1999-2000), National Director, Investment Management Audit and Business Advisory Services (1992-1999), Senior Manager, Manager, Senior and Staff Roles (1983-1992), PricewaterhouseCoopers LLP

46 | Aquila Tax-Free Trust of Arizona

Positions
Held with
Trust and
Name	Length of
and Year of Birth(1)	Service(2)	Principal Occupation(s) During Past 5 Years

Officers (cont’d)(3)

Joseph P. DiMaggio New York, NY (1956)	Chief Financial Officer of Aquila Municipal Trust since 2003 and Treasurer since 2000	Chief Financial Officer of all funds in the Aquila Group of Funds since 2003 and Treasurer since 2000.

Yolonda S. Reynolds New York, NY (1960)	Assistant Treasurer of Aquila Municipal Trust since 2010	Assistant Treasurer of all funds in the Aquila Group of Funds since 2010; Director of Fund Accounting for the Aquila Group of Funds since 2007.

Lori A. Vindigni New York, NY (1966)	Assistant Treasurer of Aquila Municipal since 2000	Assistant Treasurer of all funds in the Aquila Group of Funds since 2000; Assistant Vice President of the Manager or its predecessor and current parent since 1998; Fund Accountant for the Aquila Group of Funds, 1995-1998.

_________________

(1) The mailing address of each officer is c/o Aquila Municipal Trust, 120 West 45th Street, Suite 3600, New York, NY 10036.

(2) The term of office of each officer is one year.

(3) The Trust’s Statement of Additional Information includes additional information about the officers and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.

47 | Aquila Tax-Free Trust of Arizona

Your Fund’s Expenses (unaudited)

     As a Fund shareholder, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges (“CDSC”) with respect to Class C shares; and (2) ongoing costs including management fees; distribution “12b-1” and/or service fees; and other Fund expenses. The table below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The table below assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

     The table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses that you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During the Period”.

Hypothetical Example for Comparison with Other Funds

     Under the heading, “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

     Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual			Hypothetical
	(actual return after expenses)			(5% annual return before expenses)
			Expenses(2)		Expenses(2)
	Beginning	Ending(1)	Paid During	Ending	Paid During	Net
	Account	Account	Period	Account	Period	Annualized
Share	Value	Value	10/1/17 –	Value	10/1/17 –	Expense
Class	10/1/17	3/31/18	3/31/18	3/31/18	3/31/18	Ratio
A	$1,000	$995.90	$3.43	$1,021.49	$3.48	0.69%
C	$1,000	$991.60	$7.70	$1,017.20	$7.80	1.55%
Y	$1,000	$996.60	$2.74	$1,022.19	$2.77	0.55%

(1)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A or the applicable CDSC with respect to Class C shares. Total return is not annualized and as such, it may not be representative of the total return for the year.

(2)	Expenses are equal to the annualized expense ratio for the six-month period as indicated above - in the far right column - multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

48 | Aquila Tax-Free Trust of Arizona

Information Available (unaudited)

     Much of the information that the funds in the Aquila Group of Funds produce is automatically sent to you and all other shareholders. Specifically, you are routinely sent your Fund’s entire list of portfolio securities twice a year in the semi-annual and annual reports you receive. Additionally, under Fund policies, the Fund publicly discloses the complete schedule of the Fund’s portfolio holdings, as of each calendar quarter, generally by the 15th day after the end of each calendar quarter. Such information remains accessible until the next schedule is made publicly available. You may obtain a copy of the Fund’s portfolio holdings schedule for the most recently completed period by visiting the Fund’s website at www.aquilafunds.com. Whenever you wish to see a listing of your Fund’s portfolio other than in your shareholder reports, please check our website at www.aquilafunds.com or call us at 1-800-437-1000.

     The Fund additionally files a complete list of its portfolio holdings with the SEC for the first and third quarter ends of each fiscal year on Form N-Q. Forms N-Q are available free of charge on the SEC website at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. or by calling 1-800-SEC-0330.

Proxy Voting Record (unaudited)

     During the 12 month period ended June 30, 2017, there were no proxies related to any portfolio instruments held by the Fund. As such, the Fund did not vote any proxies. Applicable regulations require us to inform you that the Fund’s proxy voting information is available on the SEC website at www.sec.gov.

Federal Tax Status of Distributions (unaudited)

     This information is presented in order to comply with a requirement of the Internal Revenue Code. No action on the part of shareholders is required.

     For the fiscal year ended March 31, 2018, $7,663,672 of dividends paid by Aquila Tax-Free Trust of Arizona, constituting 91.2% of total dividends paid, were exempt-interest dividends, and $618,009 of dividends paid by the Fund constituting 7.4% of total dividends paid were capital gains; and the balance was ordinary income.

     Prior to February 15, 2019, shareholders will be mailed the appropriate tax form(s) which will contain information on the status of distributions paid for the 2018 calendar year.

49 | Aquila Tax-Free Trust of Arizona

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Founders

Lacy B. Herrmann (1929-2012)

Aquila Management Corporation, Sponsor

Manager

AQUILA INVESTMENT MANAGEMENT LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Board of Trustees

Thomas A. Christopher, Chair

Diana P. Herrmann, Vice Chair

Ernest Calderón

Gary C. Cornia

Grady Gammage, Jr.

Glenn P. O’Flaherty

James R. Ramsey

Laureen L. White

Officers

Diana P. Herrmann, President

Charles E. Childs, III, Executive Vice President

and Secretary

Anthony A. Tanner, Vice President and

Lead Portfolio Manager

Royden P. Durham, Vice President and

Portfolio Manager

James T. Thompson, Vice President and

Portfolio Manager

Marie E. Aro, Senior Vice President

Paul G. O’Brien, Senior Vice President

Nirmal Rijhwani, Vice President

Randall S. Fillmore, Chief Compliance Officer

Joseph P. DiMaggio, Chief Financial Officer

and Treasurer

Distributor

AQUILA DISTRIBUTORS LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Transfer and Shareholder Servicing Agent

BNY MELLON INVESTMENT SERVICING (US) INC.

4400 Computer Drive

Westborough, Massachusetts 01581

Custodian

THE BANK OF NEW YORK MELLON

225 Liberty Street

New York, New York 10286

Independent Registered Public Accounting Firm

     TAIT, WELLER & BAKER LLP

1818 Market Street, Suite 2400

Philadelphia, Pennsylvania 19103

Further information is contained in the Prospectus,

which must precede or accompany this report.

ITEM 2. CODE OF ETHICS.

(a) As of March 31, 2018 (the end of the reporting period) the Trust has adopted a code of ethics that applies to the Trust's principal executive officer(s)and principal financial officer(s) and persons performing similar functions ("Covered Officers") as defined in the Aquila Group of Funds Code of Ethics for Principal Executive and Senior Financial Officers under Section 406 of the Sarbanes-Oxley Act of 2002, as amended;

(f)(1) Pursuant to Item 10(a)(1), a copy of the Trust's Code of Ethics that applies to the Trust's principal executive officer(s) and principal financial officer(s) and persons performing similar functions is included as an exhibit to its annual report on this Form N-CSR;

(f)(2) The text of the Trust's Code of Ethics that applies to the Trust's principal executive officer(s) and principal financial officer(s) and persons performing similar functions has been posted on its Internet website which can be found at the Trust's Internet address at aquilafunds.com.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

a)(1)(i) The Registrant's board of trustees has determined that Mr. Thomas Christopher and Mr. Glenn O’Flaherty, both members of its audit committee, are audit committee financial experts. Mr. Christopher and Mr. O’Flaherty are 'independent' as such term is defined in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees - The aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements were as follows:

	2017	2018
Aquila Municipal Trust series:
Aquila Churchill Tax-Free Fund of Kentucky	$18,200	$22,700
Aquila Narragansett Tax-Free Income Fund	$18,100	$18,600
Aquila Tax-Free Fund For Utah	$20,400	$21,100
Aquila Tax-Free Fund of Colorado	$19,000	$19,700
Aquila Tax-Free Trust of Arizona	$18,800	$19,300

b) Audit Related Fees - There were no amounts billed for audit-related fees over the past two years.

c) Tax Fees - The Registrant was billed by the principal accountant for return preparation and tax compliance as follows:

Aquila Municipal Trust series:
Aquila Churchill Tax-Free Fund of Kentucky	$3,500	$3,500
Aquila Narragansett Tax-Free Income Fund	$3,500	$3,500
Aquila Tax-Free Fund For Utah	$3,500	$3,500
Aquila Tax-Free Fund of Colorado	$3,500	$3,500
Aquila Tax-Free Trust of Arizona	$3,500	$3,500

d) All Other Fees - There were no additional fees paid for audit and non-audit services other than those disclosed in a) thorough c) above.

e)(1) Currently, the audit committee of the Registrant pre-approves audit services and fees on an engagement-by-engagement basis

e)(2) None of the services described in b) through d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, all were pre-approved on an engagement-by-engagement basis.

f) No applicable.

g) There were no non-audit services fees billed by the Registrant's accountant to the Registrant's investment adviser or distributor over the past two years

h) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Included in Item 1 above

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Board of Directors of the Registrant has adopted a Nominating Committee Charter which provides that the Nominating Committee (the 'Committee') may consider and evaluate nominee candidates properly submitted by shareholders if a vacancy among the Independent Trustees of the Registrant occurs and if, based on the Board's then current size, composition and structure, the Committee determines that the vacancy should be filled. The Committee will consider candidates submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. A copy of the qualifications and procedures that must be met or followed by shareholders to properly submit a nominee candidate to the Committee may be obtained by submitting a request in writing to the Secretary of the Registrant.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing of this report, the registrant's chief financial and executive officers have concluded that the disclosure controls and procedures of the registrant are appropriately designed to ensure that information required to be disclosed in the registrant's reports that are filed under the Securities Exchange Act of 1934 are accumulated and communicated to registrant's management, including its principal executive officer(s) and principal financial officer(s), to allow timely decisions regarding required disclosure and is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the Securities and Exchange Commission.

(b) There have been no significant changes in registrant's internal controls or in other factors that could significantly affect registrant's internal controls subsequent to the date of the most recent evaluation, including no significant deficiencies or material weaknesses that required corrective action.

ITEM 12. EXHIBITS.

(a)(1) Aquila Group of Funds Code of Ethics for Principal Executive and Senior Financial Officers under Section 406 of the Sarbanes-Oxley Act of 2002, as amended.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AQUILA MUNICIPAL TRUST

By:	/s/ Diana P. Herrmann
Vice Chair, Trustee and President
June 7, 2018

By:	/s/ Joseph P. DiMaggio
June 7, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Diana P. Herrmann
Diana P. Herrmann
Vice Chair, Trustee and President
June 7, 2018

By:	/s/ Joseph P. DiMaggio
Joseph P. DiMaggio
Chief Financial Officer and Treasurer
June 7, 2018

AQUILA MUNICIPAL TRUST

EXHIBIT INDEX

(a)(1) Aquila Group of Funds Code of Ethics for Principal Executive and Senior Financial Officers under Section 406 of the Sarbanes-Oxley Act of 2002, as amended.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.